UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2008

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

August 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 20, 2008

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”) for the annual reporting period ended August 31, 2008.

Investment Objective and Strategies

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Underlying Pooling Portfolios representing a variety of asset classes and investment styles (the “Underlying Portfolios”). Each Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). The Strategies’ asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy’s asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy’s retirement date. Thereafter, the target asset allocation for that Strategy will generally be fixed. The static allocation of a Strategy’s asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 25% equities and 10% Real Estate Investment Trusts (REITs). AllianceBernstein L.P. (the “Adviser”) will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/- 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 6-29 show each individual Retirement Strategy’s (RS) performance compared to its composite benchmark. Additional performance can be found on pages 31-54. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Historical Performance on pages 4-5. The Multi-Asset Solutions Team (the “Team”) believes that a composite benchmark is a better benchmark for the measurement of the Adviser’s active management performance within the underlying asset classes than a broad-market benchmark. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

Performance was negative for the Retirement Strategies and their composite benchmarks during both the six- and 12-month periods ended August 31, 2008. All of the Retirement Strategies’ Class A shares without sales charges underperformed their respective composite benchmarks for both periods. Since the Strategies did not use financial leverage, their performance was not affected by the risk that comes with such investments. With the exception of small-mid cap equities, which posted positive returns for the six-month period, the value and growth Underlying Portfolios posted negative performance for both periods. The underlying growth components outperformed the underlying value components of the Strategies for the 12-month period. A significant decline in the financial sector led to weak returns for both the Strategies and their benchmarks. Fear of a meltdown in the financial sector pummeled equity markets and ballooned into a wholesale flight from risk, where investors showed little regard for investment fundamentals. Security selection among financials was the largest detractor from relative returns.

The diversified approach of the Strategies minimized the decline in overall performance. For example, the inclusion of higher-quality fixed-income securities such as Intermediate Duration Bond and Inflation-Protected Securities helped offset negative performance posted by the equity Underlying Portfolios for the 12-month period. For the six-month period ended August 31, 2008, the rebound in small-mid cap equities mitigated some of the losses accumulated by the large-cap stocks. However, as most major equity indices declined during both periods, the Retirement Strategies designed for young savers—RS 2035, 2040, 2045, 2050 and 2055—posted negative returns. These Strategies have target allocations of 90% in equities, 5% in global REITs and 5% in bonds. On December 24, 2007, a change was made to this allocation to satisfy the Department of Labor’s requirements for retirement-plan qualified default options. As a result, a 5% bond allocation was added to the 2030-2055 Strategies, and there was an increase in the Intermediate Duration Bond allocation for the 2025 Strategy from 2% to 5%. The global REIT allocation was reduced, as REITs have some bond-like characteristics.

While the Strategies created for mid-life savers—RS 2010, 2015, 2020, 2025 and 2030—also posted negative returns, the inclusion of bonds helped offset the negative performance by the equity Underlying Portfolios, with positive performance posted by Intermediate Duration Bond for the 12-month period. These Strategies have target allocations of 72%–90% in equities, 5%–28% in bonds and 5%–10% in global REITs.

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

As a hedge against inflation, the RS 2010, 2015 and 2020 vintages include Inflation-Protected Securities, which contributed to returns for both periods as investors fled to less volatile asset classes.

The vintages intended for early retirees—RS 2000 and 2005—have larger target allocations to bonds, between 35% and 45%, and target allocations to equities and global REITs that comprise between 55% and 65% of these Strategies’ holdings. These two Strategies also underperformed their composite benchmarks for both the six- and 12-month periods, and posted negative returns for both periods. However, these vintages benefited from the performance of the Strategies’ underlying bond components, particularly the Inflation-Protected Securities and, for the 12-month period, Intermediate Duration Bond, which helped offset the negative performance by the Strategies’ underlying equity portfolios.

Market Review and Investment Strategy

The six- and 12-month periods ended August 31, 2008, were volatile for the global capital markets. U.S. and international stocks declined in the face of concerns about the economy and the credit market. International and domestic growth stocks outperformed value stocks during this time frame. In the 12-month period, the bond market generally performed as expected, providing stability during this period of market turmoil. While some sectors suffered, such as high-yield, most ended this period in positive territory.

The Strategies’ Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring that each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV), without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

Benchmark Disclosures

The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Index; for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protected Securities, LB 1-10 Year TIPS Index; for high yield bonds, LB U.S. High Yield 2% Issuer Cap Index.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

None of the indices reflects fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged S&P 500 Stock Index measures 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 3000 Index is composed of 3,000 of the largest capitalized companies that are traded in the United States. The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

performance in 21 countries in Europe, Australasia and the Far East. The Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Index is a free-floating, market-capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The unmanaged LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ML 1-3 Year Treasury Index is an unmanaged index composed of U.S. government securities, including agency securities, with remaining maturities, at month end, of one to three years. The LB 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes Index and consists of Inflation-Protection securities issued by the U.S. Treasury. The LB U.S. High Yield 2% Issuer Cap Index covers the universe of fixed- rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

A Word About Risk

All the Retirement Strategies allocate their investments among multiple asset classes, which will include U.S. and foreign securities, as well as equity and fixed-income securities. Within each of these, the Strategies will also allocate their investments to different types of securities, such as growth and value stocks, real estate investment trusts and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. Systematic rebalancing does involve transactional trading costs to the portfolios. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. There is the potential to lose money in any investment program. You do not have the ability to actively manage the investments within a Retirement Strategy. The portfolio managers control security selection and asset allocation. The risks associated with an investment in the Strategies are more fully described in the Strategies’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	-3.55%	-5.59%

Class B	-3.88%	-6.21%

Class C	-3.88%	-6.21%

Advisor Class*	-3.45%	-5.39%

Class R*	-3.68%	-5.78%

Class K*	-3.53%	-5.50%

Class I*	-3.51%	-5.28%

Composite Benchmark**	-2.22%	-2.72%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	-4.08%	-7.39%

Class B	-4.49%	-8.08%

Class C	-4.41%	-8.01%

Advisor Class*	-3.97%	-7.08%

Class R*	-4.20%	-7.61%

Class K*	-4.08%	-7.31%

Class I*	-3.99%	-7.11%

Composite Benchmark**	-2.66%	-4.64%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	-4.10%	-8.48%

Class B	-4.40%	-9.00%

Class C	-4.49%	-9.16%

Advisor Class*	-3.99%	-8.25%

Class R*	-4.20%	-8.70%

Class K*	-4.09%	-8.46%

Class I*	-3.90%	-8.18%

Composite Benchmark**	-3.08%	-6.43%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	-4.68%	-10.35%

Class B	-5.07%	-11.00%

Class C	-5.07%	-11.00%

Advisor Class*	-4.56%	-10.10%

Class R*	-4.86%	-10.59%

Class K*	-4.76%	-10.35%

Class I*	-4.65%	-10.12%

Composite Benchmark**	-3.43%	-7.93%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

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12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	-5.29%	-11.97%

Class B	-5.60%	-12.60%

Class C	-5.60%	-12.52%

Advisor Class*	-5.08%	-11.72%

Class R*	-5.31%	-12.16%

Class K*	-5.28%	-11.94%

Class I*	-5.09%	-11.76%

Composite Benchmark**	-3.80%	-9.39%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	-5.60%	-13.13%

Class B	-5.84%	-13.66%

Class C	-5.92%	-13.80%

Advisor Class*	-5.41%	-12.87%

Class R*	-5.69%	-13.30%

Class K*	-5.51%	-13.02%

Class I*	-5.41%	-12.88%

Composite Benchmark**	-4.03%	-10.39%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	-5.65%	-13.67%

Class B	-5.97%	-14.29%

Class C	-5.97%	-14.34%

Advisor Class*	-5.53%	-13.36%

Class R*	-5.75%	-13.87%

Class K*	-5.64%	-13.64%

Class I*	-5.54%	-13.46%

Composite Benchmark**	-4.10%	-10.72%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	-5.72%	-14.02%

Class B	-6.03%	-14.64%

Class C	-6.12%	-14.64%

Advisor Class*	-5.61%	-13.77%

Class R*	-5.92%	-14.23%

Class K*	-5.81%	-14.03%

Class I*	-5.62%	-13.83%

Composite Benchmark**	-4.20%	-11.10%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	-5.73%	-13.89%

Class B	-6.11%	-14.50%

Class C	-6.11%	-14.50%

Advisor Class*	-5.61%	-13.61%

Class R*	-5.85%	-14.09%

Class K*	-5.65%	-13.83%

Class I*	-5.55%	-13.60%

Composite Benchmark**	-4.20%	-11.34%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	-5.78%	-14.12%

Class B	-6.09%	-14.60%

Class C	-6.10%	-14.68%

Advisor Class*	-5.58%	-13.74%

Class R*	-5.81%	-14.22%

Class K*	-5.79%	-14.03%

Class I*	-5.69%	-13.85%

Composite Benchmark**	-4.20%	-11.34%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2050 Retirement Strategy
Class A	-5.81%	-11.53%

Class B	-6.14%	-12.11%

Class C	-6.14%	-12.11%

Advisor Class*	-5.59%	-11.25%

Class R*	-5.91%	-11.67%

Class K*	-5.70%	-11.32%

Class I*	-5.70%	-11.35%

Composite Benchmark**	-4.20%	-11.34%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/07* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2050 Retirement Strategy Class A shares (from 6/29/07 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein 2055 Retirement Strategy
Class A	-6.26%	-11.40%

Class B	-6.40%	-11.93%

Class C	-6.40%	-11.93%

Advisor Class*	-5.93%	-11.09%

Class R*	-6.26%	-11.55%

Class K*	-6.14%	-11.26%

Class I*	-5.93%	-11.09%

Composite Benchmark**	-4.20%	-11.34%

S&P 500 Stock Index	-2.57%	-11.14%

LB U.S. Aggregate Index	0.18%	5.86%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see pages 4-5.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/07* TO 8/31/08

* Inception date.

** For a description of the composite benchmark, please see pages 4-5.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2055 Retirement Strategy Class A shares (from 6/29/07 to 8/31/08) as compared to the performance of its composite benchmark**, along with the S&P 500 Stock Index and the LB U.S. Aggregate Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-8.19%	-20.55%

Russell 1000 Value Index	-4.78%	-14.66%

AllianceBernstein U.S. Large Cap Growth Portfolio	-0.84%	-8.06%

Russell 1000 Growth Index	-0.22%	-6.77%

AllianceBernstein Global Real Estate Investment Portfolio	-8.33%	-17.38%

FTSE/EPRA NAREIT Global Index	-9.37%	-18.96%

AllianceBernstein International Value Portfolio	-12.10%	-20.92%

MSCI EAFE Index	-10.18%	-14.41%

AllianceBernstein International Growth Portfolio	-12.30%	-12.46%

MSCI EAFE Growth Index	-9.47%	-10.56%

AllianceBernstein Small-Mid Cap Value Portfolio	2.38%	-6.29%

Russell 2500 Value Index	4.38%	-8.80%

AllianceBernstein Small-Mid Cap Growth Portfolio	6.39%	-5.84%

Russell 2500 Growth Index	3.71%	-5.43%

AllianceBernstein Short Duration Bond Portfolio	-2.00%	-0.40%

ML 1-3 Year Treasury Index	0.25%	6.19%

AllianceBernstein Intermediate Duration Bond Portfolio	-0.79%	3.51%

LB U.S. Aggregate Index	0.18%	5.86%

AllianceBernstein Inflation-Protected Securities Portfolio	0.66%	12.45%

LB 1-10 Year TIPS Index	0.49%	12.34%

AllianceBernstein High-Yield Portfolio	-0.85%	-2.76%

LB U.S. High Yield 2% Issuer Cap Index	0.75%	-0.66%

*  Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†   The Underlying Portfolios do not contain sales charges or management fees.

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Underlying Portfolios Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-5.59%	-9.59%
Since Inception*	4.26%	2.77%

Class B Shares
1 Year	-6.21%	-9.80%
Since Inception*	3.53%	2.91%

Class C Shares
1 Year	-6.21%	-7.11%
Since Inception*	3.53%	3.53%

Advisor Class Shares†
1 Year	-5.39%	-5.39%
Since Inception*	4.53%	4.53%

Class R Shares†
1 Year	-5.78%	-5.78%
Since Inception*	4.01%	4.01%

Class K Shares†
1 Year	-5.50%	-5.50%
Since Inception*	4.32%	4.32%

Class I Shares†
1 Year	-5.28%	-5.28%
Since Inception*	4.54%	4.54%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 8.90%, 7.67%, 9.13%, 10.00%, 6.91%, 4.44% and 7.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-18.24%
Since Inception*	0.34%

Class B Shares
1 Year	-18.51%
Since Inception*	0.71%

Class C Shares
1 Year	-16.08%
Since Inception*	1.02%

Advisor Class Shares†
1 Year	-14.43%
Since Inception*	2.02%

Class R Shares†
1 Year	-14.87%
Since Inception*	1.49%

Class K Shares†
1 Year	-14.56%
Since Inception*	1.80%

Class I Shares†
1 Year	-14.39%
Since Inception*	2.02%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-7.39%	-11.31%
Since Inception*	3.84%	2.35%

Class B Shares
1 Year	-8.08%	-11.58%
Since Inception*	3.11%	2.48%

Class C Shares
1 Year	-8.01%	-8.88%
Since Inception*	3.08%	3.08%

Advisor Class Shares†
1 Year	-7.08%	-7.08%
Since Inception*	4.12%	4.12%

Class R Shares†
1 Year	-7.61%	-7.61%
Since Inception*	3.58%	3.58%

Class K Shares†
1 Year	-7.31%	-7.31%
Since Inception*	3.88%	3.88%

Class I Shares†
1 Year	-7.11%	-7.11%
Since Inception*	4.11%	4.11%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 3.20%, 4.07%, 3.87%, 2.51%, 3.28%, 2.49% and 2.88% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-20.95%
Since Inception*	-0.38%

Class B Shares
1 Year	-21.09%
Since Inception*	0.02%

Class C Shares
1 Year	-18.76%
Since Inception*	0.30%

Advisor Class Shares†
1 Year	-17.19%
Since Inception*	1.31%

Class R Shares†
1 Year	-17.56%
Since Inception*	0.80%

Class K Shares†
1 Year	-17.39%
Since Inception*	1.06%

Class I Shares†
1 Year	-17.25%
Since Inception*	1.29%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-8.48%	-12.35%
Since Inception*	3.97%	2.49%

Class B Shares
1 Year	-9.00%	-12.51%
Since Inception*	3.28%	2.65%

Class C Shares
1 Year	-9.16%	-10.04%
Since Inception*	3.25%	3.25%

Advisor Class Shares†
1 Year	-8.25%	-8.25%
Since Inception*	4.28%	4.28%

Class R Shares†
1 Year	-8.70%	-8.70%
Since Inception*	3.78%	3.78%

Class K Shares†
1 Year	-8.46%	-8.46%
Since Inception*	4.03%	4.03%

Class I Shares†
1 Year	-8.18%	-8.18%
Since Inception*	4.31%	4.31%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.69%, 2.46%, 2.39%, 1.40%, 1.91%, 1.63% and 1.33% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-23.34%
Since Inception*	-0.71%

Class B Shares
1 Year	-23.61%
Since Inception*	-0.33%

Class C Shares
1 Year	-21.37%
Since Inception*	-0.03%

Advisor Class Shares†
1 Year	-19.69%
Since Inception*	0.99%

Class R Shares†
1 Year	-20.20%
Since Inception*	0.46%

Class K Shares†
1 Year	-19.93%
Since Inception*	0.75%

Class I Shares†
1 Year	-19.72%
Since Inception*	0.99%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-10.35%	-14.14%
Since Inception*	3.88%	2.40%

Class B Shares
1 Year	-11.00%	-14.46%
Since Inception*	3.17%	2.54%

Class C Shares
1 Year	-11.00%	-11.86%
Since Inception*	3.17%	3.17%

Advisor Class Shares†
1 Year	-10.10%	-10.10%
Since Inception*	4.22%	4.22%

Class R Shares†
1 Year	-10.59%	-10.59%
Since Inception*	3.67%	3.67%

Class K Shares†
1 Year	-10.35%	-10.35%
Since Inception*	3.92%	3.92%

Class I Shares†
1 Year	-10.12%	-10.12%
Since Inception*	4.20%	4.20%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.46%, 2.16%, 2.09%, 1.03%, 1.80%, 1.42% and 1.11% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-25.57%
Since Inception*	-1.01%

Class B Shares
1 Year	-25.77%
Since Inception*	-0.59%

Class C Shares
1 Year	-23.54%
Since Inception*	-0.32%

Advisor Class Shares†
1 Year	-22.02%
Since Inception*	0.69%

Class R Shares†
1 Year	-22.42%
Since Inception*	0.18%

Class K Shares†
1 Year	-22.22%
Since Inception*	0.43%

Class I Shares†
1 Year	-22.04%
Since Inception*	0.71%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-11.97%	-15.71%
Since Inception*	3.67%	2.19%

Class B Shares
1 Year	-12.60%	-16.00%
Since Inception*	2.94%	2.30%

Class C Shares
1 Year	-12.52%	-13.37%
Since Inception*	2.97%	2.97%

Advisor Class Shares†
1 Year	-11.72%	-11.72%
Since Inception*	4.00%	4.00%

Class R Shares†
1 Year	-12.16%	-12.16%
Since Inception*	3.49%	3.49%

Class K Shares†
1 Year	-11.94%	-11.94%
Since Inception*	3.73%	3.73%

Class I Shares†
1 Year	-11.76%	-11.76%
Since Inception*	3.97%	3.97%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.40%, 2.09%, 2.06%, 0.97%, 1.76%, 1.39% and 1.07% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-27.53%
Since Inception*	-1.42%

Class B Shares
1 Year	-27.88%
Since Inception*	-1.07%

Class C Shares
1 Year	-25.61%
Since Inception*	-0.72%

Advisor Class Shares†
1 Year	-24.13%
Since Inception*	0.27%

Class R Shares†
1 Year	-24.50%
Since Inception*	-0.22%

Class K Shares†
1 Year	-24.29%
Since Inception*	0.04%

Class I Shares†
1 Year	-24.17%
Since Inception*	0.25%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-13.13%	-16.83%
Since Inception*	4.32%	2.83%

Class B Shares
1 Year	-13.66%	-17.02%
Since Inception*	3.57%	2.95%

Class C Shares
1 Year	-13.80%	-14.64%
Since Inception*	3.57%	3.57%

Advisor Class Shares†
1 Year	-12.87%	-12.87%
Since Inception*	4.61%	4.61%

Class R Shares†
1 Year	-13.30%	-13.30%
Since Inception*	4.12%	4.12%

Class K Shares†
1 Year	-13.02%	-13.02%
Since Inception*	4.36%	4.36%

Class I Shares†
1 Year	-12.88%	-12.88%
Since Inception*	4.63%	4.63%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.45%, 2.14%, 2.13%, 1.13%, 1.80%, 1.45% and 1.12% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-29.20%
Since Inception*	-1.04%

Class B Shares
1 Year	-29.37%
Since Inception*	-0.67%

Class C Shares
1 Year	-27.20%
Since Inception*	-0.33%

Advisor Class Shares†
1 Year	-25.75%
Since Inception*	0.65%

Class R Shares†
1 Year	-26.12%
Since Inception*	0.19%

Class K Shares†
1 Year	-25.92%
Since Inception*	0.40%

Class I Shares†
1 Year	-25.75%
Since Inception*	0.66%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-13.67%	-17.31%
Since Inception*	3.75%	2.27%

Class B Shares
1 Year	-14.29%	-17.65%
Since Inception*	2.97%	2.34%

Class C Shares
1 Year	-14.34%	-15.18%
Since Inception*	3.01%	3.01%

Advisor Class Shares†
1 Year	-13.36%	-13.36%
Since Inception*	4.07%	4.07%

Class R Shares†
1 Year	-13.87%	-13.87%
Since Inception*	3.61%	3.61%

Class K Shares†
1 Year	-13.64%	-13.64%
Since Inception*	3.81%	3.81%

Class I Shares†
1 Year	-13.46%	-13.46%
Since Inception*	4.04%	4.04%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.76%, 2.42%, 2.30%, 1.52%, 2.04%, 1.64% and 1.30% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-30.02%
Since Inception*	-1.67%

Class B Shares
1 Year	-30.27%
Since Inception*	-1.34%

Class C Shares
1 Year	-28.19%
Since Inception*	-1.03%

Advisor Class Shares†
1 Year	-26.66%
Since Inception*	0.01%

Class R Shares†
1 Year	-27.07%
Since Inception*	-0.42%

Class K Shares†
1 Year	-26.91%
Since Inception*	-0.26%

Class I Shares†
1 Year	-26.77%
Since Inception*	-0.03%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-14.02%	-17.69%
Since Inception*	3.80%	2.32%

Class B Shares
1 Year	-14.64%	-17.99%
Since Inception*	3.06%	2.42%

Class C Shares
1 Year	-14.64%	-15.48%
Since Inception*	3.06%	3.06%

Advisor Class Shares†
1 Year	-13.77%	-13.77%
Since Inception*	4.09%	4.09%

Class R Shares†
1 Year	-14.23%	-14.23%
Since Inception*	3.52%	3.52%

Class K Shares†
1 Year	-14.03%	-14.03%
Since Inception*	3.82%	3.82%

Class I Shares†
1 Year	-13.83%	-13.83%
Since Inception*	4.08%	4.08%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.00%, 2.69%, 2.67%, 1.67%, 2.31%, 1.79% and 1.47% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-30.58%
Since Inception*	-1.72%

Class B Shares
1 Year	-30.77%
Since Inception*	-1.35%

Class C Shares
1 Year	-28.71%
Since Inception*	-1.04%

Advisor Class Shares†
1 Year	-27.19%
Since Inception*	-0.03%

Class R Shares†
1 Year	-27.57%
Since Inception*	-0.55%

Class K Shares†
1 Year	-27.41%
Since Inception*	-0.29%

Class I Shares†
1 Year	-27.19%
Since Inception*	-0.02%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-13.89%	-17.54%
Since Inception*	4.16%	2.68%

Class B Shares
1 Year	-14.50%	-17.87%
Since Inception*	3.45%	2.82%

Class C Shares
1 Year	-14.50%	-15.34%
Since Inception*	3.45%	3.45%

Advisor Class Shares†
1 Year	-13.61%	-13.61%
Since Inception*	4.47%	4.47%

Class R Shares†
1 Year	-14.09%	-14.09%
Since Inception*	3.98%	3.98%

Class K Shares†
1 Year	-13.83%	-13.83%
Since Inception*	4.27%	4.27%

Class I Shares†
1 Year	-13.60%	-13.60%
Since Inception*	4.51%	4.51%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.98%, 4.19%, 3.98%, 3.10%, 3.11%, 2.50% and 1.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-30.42%
Since Inception*	-1.35%

Class B Shares
1 Year	-30.68%
Since Inception*	-0.96%

Class C Shares
1 Year	-28.55%
Since Inception*	-0.64%

Advisor Class Shares†
1 Year	-27.15%
Since Inception*	0.31%

Class R Shares†
1 Year	-27.45%
Since Inception*	-0.13%

Class K Shares†
1 Year	-27.29%
Since Inception*	0.13%

Class I Shares†
1 Year	-27.04%
Since Inception*	0.37%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-14.12%	-17.76%
Since Inception*	4.05%	2.56%

Class B Shares
1 Year	-14.60%	-17.94%
Since Inception*	3.34%	2.71%

Class C Shares
1 Year	-14.68%	-15.51%
Since Inception*	3.31%	3.31%

Advisor Class Shares†
1 Year	-13.74%	-13.74%
Since Inception*	4.36%	4.36%

Class R Shares†
1 Year	-14.22%	-14.22%
Since Inception*	3.84%	3.84%

Class K Shares†
1 Year	-14.03%	-14.03%
Since Inception*	4.09%	4.09%

Class I Shares†
1 Year	-13.85%	-13.85%
Since Inception*	4.32%	4.32%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.95%, 4.01%, 4.08%, 3.17%, 3.22%, 2.66% and 2.17% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-30.58%
Since Inception*	-1.50%

Class B Shares
1 Year	-30.86%
Since Inception*	-1.13%

Class C Shares
1 Year	-28.70%
Since Inception*	-0.82%

Advisor Class Shares†
1 Year	-27.37%
Since Inception*	0.14%

Class R Shares†
1 Year	-27.65%
Since Inception*	-0.33%

Class K Shares†
1 Year	-27.50%
Since Inception*	-0.08%

Class I Shares†
1 Year	-27.30%
Since Inception*	0.15%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-11.53%	-15.31%
Since Inception*	-11.00%	-14.20%

Class B Shares
1 Year	-12.11%	-15.59%
Since Inception*	-11.57%	-13.81%

Class C Shares
1 Year	-12.11%	-12.98%
Since Inception*	-11.57%	-11.57%

Advisor Class Shares†
1 Year	-11.25%	-11.25%
Since Inception*	-10.68%	-10.68%

Class R Shares†
1 Year	-11.67%	-11.67%
Since Inception*	-11.11%	-11.11%

Class K Shares†
1 Year	-11.32%	-11.32%
Since Inception*	-10.81%	-10.81%

Class I Shares†
1 Year	-11.35%	-11.35%
Since Inception*	-10.77%	-10.77%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 649.79%, 649.82%, 649.76%, 648.85%, 596.26%, 596.03% and 595.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-29.77%
Since Inception*	-21.40%

Class B Shares
1 Year	-30.04%
Since Inception*	-21.09%

Class C Shares
1 Year	-27.88%
Since Inception*	-19.17%

Advisor Class Shares†
1 Year	-26.46%
Since Inception*	-18.44%

Class R Shares†
1 Year	-26.74%
Since Inception*	-18.74%

Class K Shares†
1 Year	-26.60%
Since Inception*	-18.56%

Class I Shares†
1 Year	-26.46%
Since Inception*	-18.44%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-11.40%	-15.19%
Since Inception*	-10.97%	-14.18%

Class B Shares
1 Year	-11.93%	-15.32%
Since Inception*	-11.50%	-13.68%

Class C Shares
1 Year	-11.93%	-12.78%
Since Inception*	-11.49%	-11.49%

Advisor Class Shares†
1 Year	-11.09%	-11.09%
Since Inception*	-10.62%	-10.62%

Class R Shares†
1 Year	-11.55%	-11.55%
Since Inception*	-11.09%	-11.09%

Class K Shares†
1 Year	-11.26%	-11.26%
Since Inception*	-10.84%	-10.84%

Class I Shares†
1 Year	-11.09%	-11.09%
Since Inception*	-10.62%	-10.62%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 643.46%, 638.70%, 638.70%, 637.97%, 586.75%, 586.45% and 586.29% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-30.89%
Since Inception*	-22.51%

Class B Shares
1 Year	-31.05%
Since Inception*	-22.14%

Class C Shares
1 Year	-29.07%
Since Inception*	-20.38%

Advisor Class Shares†
1 Year	-27.76%
Since Inception*	-19.57%

Class R Shares†
1 Year	-27.92%
Since Inception*	-19.91%

Class K Shares†
1 Year	-27.71%
Since Inception*	-19.66%

Class I Shares†
1 Year	-27.57%
Since Inception*	-19.48%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTOFLIOS^~ AS OF AUGUST 31, 2008
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-20.55%
Since Inception*	1.83%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-8.06%
Since Inception*	5.29%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-17.38%
Since Inception*	8.20%

AllianceBernstein International Value Portfolio
1 Year	-20.92%
Since Inception*	10.39%

AllianceBernstein International Growth Portfolio
1 Year	-12.46%
Since Inception*	8.92%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-6.29%
Since Inception*	7.00%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-5.84%
Since Inception*	11.42%

AllianceBernstein Short Duration Bond Portfolio
1 Year	-0.40%
Since Inception*	2.52%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	3.51%
Since Inception*	3.85%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	12.45%
Since Inception*	5.99%

AllianceBernstein High-Yield Portfolio
1 Year	-2.76%
Since Inception*	3.56%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not bear sales charges or management fees.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

The Underlying Portfolios Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-30.20%
Since Inception*	-1.25%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-23.58%
Since Inception*	1.21%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-27.00%
Since Inception*	5.92%

AllianceBernstein International Value Portfolio
1 Year	-36.30%
Since Inception*	4.83%

AllianceBernstein International Growth Portfolio
1 Year	-32.32%
Since Inception*	3.13%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-15.26%
Since Inception*	4.05%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-22.78%
Since Inception*	6.24%

AllianceBernstein Short Duration Bond Portfolio
1 Year	-2.24%
Since Inception*	2.07%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	-0.19%
Since Inception*	2.82%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	7.91%
Since Inception*	4.89%

AllianceBernstein High-Yield Portfolio
1 Year	-13.60%
Since Inception*	0.70%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

See Historical Performance disclosures on pages 4-5.

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Underlying Portfolios Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Fund Expenses

FUND EXPENSES

(continued from previous page)

2000 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$964.45	$4.00	0.81%
Hypothetical**	$1,000	$1,021.06	$4.12	0.81%
Class B
Actual	$1,000	$961.22	$7.44	1.51%
Hypothetical**	$1,000	$1,017.55	$7.66	1.51%
Class C
Actual	$1,000	$961.22	$7.39	1.50%
Hypothetical**	$1,000	$1,017.60	$7.61	1.50%
Advisor Class
Actual	$1,000	$965.49	$2.52	0.51%
Hypothetical**	$1,000	$1,022.57	$2.59	0.51%
Class R
Actual	$1,000	$963.17	$4.93	1.00%
Hypothetical**	$1,000	$1,020.11	$5.08	1.00%
Class K
Actual	$1,000	$964.75	$3.75	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%
Class I
Actual	$1,000	$964.88	$2.52	0.51%
Hypothetical**	$1,000	$1,022.57	$2.59	0.51%

2005 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$959.22	$4.28	0.87%
Hypothetical**	$1,000	$1,020.76	$4.42	0.87%
Class B
Actual	$1,000	$955.06	$7.67	1.56%
Hypothetical**	$1,000	$1,017.29	$7.91	1.56%
Class C
Actual	$1,000	$955.91	$7.67	1.56%
Hypothetical**	$1,000	$1,017.29	$7.91	1.56%
Advisor Class
Actual	$1,000	$960.29	$2.86	0.58%
Hypothetical**	$1,000	$1,022.22	$2.95	0.58%
Class R
Actual	$1,000	$958.03	$5.27	1.07%
Hypothetical**	$1,000	$1,019.76	$5.43	1.07%
Class K
Actual	$1,000	$959.15	$4.09	0.83%
Hypothetical**	$1,000	$1,020.96	$4.22	0.83%
Class I
Actual	$1,000	$960.14	$2.81	0.57%
Hypothetical**	$1,000	$1,022.27	$2.90	0.57%

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$959.02	$4.38	0.89%
Hypothetical**	$1,000	$1,020.66	$4.52	0.89%
Class B
Actual	$1,000	$956.00	$7.77	1.58%
Hypothetical**	$1,000	$1,017.19	$8.01	1.58%
Class C
Actual	$1,000	$955.09	$7.76	1.58%
Hypothetical**	$1,000	$1,017.19	$8.01	1.58%
Advisor Class
Actual	$1,000	$960.11	$2.96	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%
Class R
Actual	$1,000	$958.03	$5.36	1.09%
Hypothetical**	$1,000	$1,019.66	$5.53	1.09%
Class K
Actual	$1,000	$959.06	$4.14	0.84%
Hypothetical**	$1,000	$1,020.91	$4.27	0.84%
Class I
Actual	$1,000	$960.98	$2.96	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%

2015 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$953.24	$4.57	0.93%
Hypothetical**	$1,000	$1,020.46	$4.72	0.93%
Class B
Actual	$1,000	$949.32	$7.94	1.62%
Hypothetical**	$1,000	$1,016.99	$8.21	1.62%
Class C
Actual	$1,000	$949.32	$7.94	1.62%
Hypothetical**	$1,000	$1,016.99	$8.21	1.62%
Advisor Class
Actual	$1,000	$954.38	$3.14	0.64%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%
Class R
Actual	$1,000	$951.35	$5.54	1.13%
Hypothetical**	$1,000	$1,019.46	$5.74	1.13%
Class K
Actual	$1,000	$952.43	$4.32	0.88%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%
Class I
Actual	$1,000	$953.48	$3.09	0.63%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59

Fund Expenses

FUND EXPENSES

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$947.14	$4.75	0.97%
Hypothetical**	$1,000	$1,020.26	$4.93	0.97%
Class B
Actual	$1,000	$943.99	$8.11	1.66%
Hypothetical**	$1,000	$1,016.79	$8.42	1.66%
Class C
Actual	$1,000	$944.05	$8.11	1.66%
Hypothetical**	$1,000	$1,016.79	$8.42	1.66%
Advisor Class
Actual	$1,000	$949.15	$3.33	0.68%
Hypothetical**	$1,000	$1,021.72	$3.46	0.68%
Class R
Actual	$1,000	$946.89	$5.73	1.17%
Hypothetical**	$1,000	$1,019.25	$5.94	1.17%
Class K
Actual	$1,000	$947.22	$4.50	0.92%
Hypothetical**	$1,000	$1,020.51	$4.67	0.92%
Class I
Actual	$1,000	$949.11	$3.28	0.67%
Hypothetical**	$1,000	$1,021.77	$3.40	0.67%

2025 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$944.01	$4.84	0.99%
Hypothetical**	$1,000	$1,020.16	$5.03	0.99%
Class B
Actual	$1,000	$941.64	$8.20	1.68%
Hypothetical**	$1,000	$1,016.69	$8.52	1.68%
Class C
Actual	$1,000	$940.81	$8.20	1.68%
Hypothetical**	$1,000	$1,016.69	$8.52	1.68%
Advisor Class
Actual	$1,000	$945.95	$3.42	0.70%
Hypothetical**	$1,000	$1,021.62	$3.56	0.70%
Class R
Actual	$1,000	$943.09	$5.81	1.19%
Hypothetical**	$1,000	$1,019.15	$6.04	1.19%
Class K
Actual	$1,000	$944.93	$4.60	0.94%
Hypothetical**	$1,000	$1,020.41	$4.77	0.94%
Class I
Actual	$1,000	$945.95	$3.38	0.69%
Hypothetical**	$1,000	$1,021.67	$3.51	0.69%

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$943.51	$4.93	1.01%
Hypothetical**	$1,000	$1,020.06	$5.13	1.01%
Class B
Actual	$1,000	$940.29	$8.29	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Class C
Actual	$1,000	$940.34	$8.29	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Advisor Class
Actual	$1,000	$944.68	$3.52	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%
Class R
Actual	$1,000	$942.53	$5.91	1.21%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%
Class K
Actual	$1,000	$943.56	$4.69	0.96%
Hypothetical**	$1,000	$1,020.31	$4.88	0.96%
Class I
Actual	$1,000	$944.59	$3.47	0.71%
Hypothetical**	$1,000	$1,021.57	$3.61	0.71%

2035 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$942.78	$4.93	1.01%
Hypothetical**	$1,000	$1,020.06	$5.13	1.01%
Class B
Actual	$1,000	$939.66	$8.29	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Class C
Actual	$1,000	$938.82	$8.29	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Advisor Class
Actual	$1,000	$943.90	$3.52	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%
Class R
Actual	$1,000	$940.76	$5.90	1.21%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%
Class K
Actual	$1,000	$941.90	$4.69	0.96%
Hypothetical**	$1,000	$1,020.31	$4.88	0.96%
Class I
Actual	$1,000	$943.81	$3.47	0.71%
Hypothetical**	$1,000	$1,021.57	$3.61	0.71%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Fund Expenses

FUND EXPENSES

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$942.71	$4.93	1.01%
Hypothetical**	$1,000	$1,020.06	$5.13	1.01%
Class B
Actual	$1,000	$938.86	$8.29	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Class C
Actual	$1,000	$938.86	$8.33	1.71%
Hypothetical**	$1,000	$1,016.54	$8.67	1.71%
Advisor Class
Actual	$1,000	$943.87	$3.52	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%
Class R
Actual	$1,000	$941.54	$5.91	1.21%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%
Class K
Actual	$1,000	$943.48	$4.69	0.96%
Hypothetical**	$1,000	$1,020.31	$4.88	0.96%
Class I
Actual	$1,000	$944.54	$3.47	0.71%
Hypothetical**	$1,000	$1,021.57	$3.61	0.71%

2045 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$942.21	$4.93	1.01%
Hypothetical**	$1,000	$1,020.06	$5.13	1.01%
Class B
Actual	$1,000	$939.10	$8.29	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Class C
Actual	$1,000	$939.04	$8.29	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Advisor Class
Actual	$1,000	$944.20	$3.52	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%
Class R
Actual	$1,000	$941.90	$5.91	1.21%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%
Class K
Actual	$1,000	$942.10	$4.69	0.96%
Hypothetical**	$1,000	$1,020.31	$4.88	0.96%
Class I
Actual	$1,000	$943.13	$3.47	0.71%
Hypothetical**	$1,000	$1,021.57	$3.61	0.71%

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2050 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$941.88	$4.93	1.01%
Hypothetical**	$1,000	$1,020.06	$5.13	1.01%
Class B
Actual	$1,000	$938.60	$8.33	1.71%
Hypothetical**	$1,000	$1,016.54	$8.67	1.71%
Class C
Actual	$1,000	$938.60	$8.33	1.71%
Hypothetical**	$1,000	$1,016.54	$8.67	1.71%
Advisor Class
Actual	$1,000	$944.14	$3.52	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%
Class R
Actual	$1,000	$940.92	$5.95	1.22%
Hypothetical**	$1,000	$1,019.00	$6.19	1.22%
Class K
Actual	$1,000	$943.04	$4.74	0.97%
Hypothetical**	$1,000	$1,020.26	$4.93	0.97%
Class I
Actual	$1,000	$943.04	$3.52	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%

2055 Retirement Strategy

	Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$937.36	$4.97	1.02%
Hypothetical**	$1,000	$1,020.01	$5.18	1.02%
Class B
Actual	$1,000	$936.02	$8.22	1.69%
Hypothetical**	$1,000	$1,016.64	$8.57	1.69%
Class C
Actual	$1,000	$936.02	$8.18	1.68%
Hypothetical**	$1,000	$1,016.69	$8.52	1.68%
Advisor Class
Actual	$1,000	$940.72	$3.46	0.71%
Hypothetical**	$1,000	$1,021.57	$3.61	0.71%
Class R
Actual	$1,000	$937.36	$5.89	1.21%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%
Class K
Actual	$1,000	$938.61	$4.73	0.97%
Hypothetical**	$1,000	$1,020.26	$4.93	0.97%
Class I
Actual	$1,000	$940.72	$3.46	0.71%
Hypothetical**	$1,000	$1,021.57	$3.61	0.71%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Fund Expenses

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $23,313

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 1.67%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $44,478

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.84%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $178,441

All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.26%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $284,700

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.22%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $331,321

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.17%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $274,249

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.12%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $216,607

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.09%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $145,622

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.09%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $110,699

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.09%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $66,478

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.
Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.09%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $2,416

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.09%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($thousand): $1,035

*	All data are as of August 31, 2008. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the Strategy’s total exposure to subprime investments was 0.09%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 247-341. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55-56.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2008

2000 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 439,258)	$4,260,804
AllianceBernstein Short Duration Bond (shares of 377,380)	3,536,047
AllianceBernstein Inflation Protected Securities (shares of 322,434)	3,462,936
AllianceBernstein U.S. Value (shares of 280,884)	2,603,793
AllianceBernstein U.S. Large Cap Growth (shares of 229,351)	2,541,211
AllianceBernstein Global Real Estate Investment (shares of 245,928)	2,351,068
AllianceBernstein International Value (shares of 128,574)	1,333,311
AllianceBernstein International Growth (shares of 118,041)	1,330,322
AllianceBernstein High Yield (shares of 84,837)	752,506
AllianceBernstein Small-Mid Cap Value (shares of 46,790)	523,577
AllianceBernstein Small-Mid Cap Growth (shares of 41,220)	520,194

Total investments (cost $24,430,066)	23,215,769
Receivable for capital stock sold	143,036
Receivable due from Adviser	20,195

Total assets	23,379,000

Liabilities
Payable for capital stock redeemed	20,878
Audit fee payable	9,429
Legal fee payable	7,038
Distribution fee payable	6,231
Custody fee payable	5,675
Transfer Agent fee payable	4,275
Payable for investments purchased	4,165
Registration fee payable	3,717
Accrued expenses	4,646

Total liabilities	66,054

Net Assets	$23,312,946

Composition of Net Assets
Capital stock, at par	$2,231
Additional paid-in capital	24,844,867
Undistributed net investment income	199,917
Accumulated net realized loss on investment transactions	(519,772)
Net unrealized depreciation on investments	(1,214,297)

$23,312,946

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$5,951,629	562,643	$10.58	*

B	$179,611	17,259	$10.41

C	$1,327,368	127,560	$10.41

Advisor	$553,376	52,036	$10.63

R	$349,796	33,440	$10.46

K	$14,182,850	1,364,378	$10.40

I	$768,316	73,577	$10.44

*	The maximum offering price per share for Class A shares was $11.05 which reflects a sales charge of 4.25%.

See notes to financial statements.

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2005 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 703,858)	$6,827,422
AllianceBernstein Inflation Protected Securities (shares of 607,628)	6,525,922
AllianceBernstein U.S. Value (shares of 659,703)	6,115,447
AllianceBernstein U.S. Large Cap Growth (shares of 543,773)	6,025,004
AllianceBernstein Global Real Estate Investment (shares of 467,964)	4,473,737
AllianceBernstein International Value (shares of 308,836)	3,202,625
AllianceBernstein International Growth (shares of 283,913)	3,199,698
AllianceBernstein Short Duration Bond (shares of 298,916)	2,800,846
AllianceBernstein High Yield (shares of 280,523)	2,488,240
AllianceBernstein Small-Mid Cap Value (shares of 121,046)	1,354,504
AllianceBernstein Small-Mid Cap Growth (shares of 106,443)	1,343,308

Total investments (cost $48,813,958)	44,356,753
Receivable for capital stock sold	174,581
Receivable for investments sold	29,881
Receivable due from Adviser	16,631

Total assets	44,577,846

Liabilities
Payable for capital stock redeemed	41,985
Transfer Agent fee payable	16,191
Distribution fee payable	11,260
Audit fee payable	9,429
Legal fee payable	6,528
Custody fee payable	5,675
Accrued expenses	8,762
Total liabilities	99,830

Net Assets	$44,478,016

Composition of Net Assets
Capital stock, at par	$4,306
Additional paid-in capital	48,615,210
Undistributed net investment income	382,644
Accumulated net realized loss on investment transactions	(66,939)
Net unrealized depreciation on investments	(4,457,205)

$44,478,016

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$18,834,686	1,819,982	$10.35	*

B	$568,763	55,759	$10.20

C	$898,127	88,139	$10.19

Advisor	$380,686	36,613	$10.40

R	$3,475,258	338,336	$10.27

K	$18,597,475	1,800,472	$10.33

I	$1,723,021	166,278	$10.36

*	The maximum offering price per share for Class A shares was $10.81 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Statement of Net Assets

2010 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 3,079,251)	$28,544,657
AllianceBernstein U.S. Large Cap Growth (shares of 2,526,639)	27,995,156
AllianceBernstein Intermediate Duration Bond (shares of 2,465,755)	23,917,828
AllianceBernstein Inflation Protected Securities (shares of 2,081,395)	22,354,179
AllianceBernstein Global Real Estate Investment (shares of 1,866,091)	17,839,832
AllianceBernstein International Growth (shares of 1,349,807)	15,212,321
AllianceBernstein International Value (shares of 1,462,114)	15,162,123
AllianceBernstein High Yield (shares of 1,416,081)	12,560,638
AllianceBernstein Small-Mid Cap Value (shares of 637,332)	7,131,746
AllianceBernstein Small-Mid Cap Growth (shares of 562,218)	7,095,189

Total investments (cost $197,908,670)	177,813,669
Receivable for capital stock sold	1,020,911

Total assets	178,834,580

Liabilities
Payable for capital stock redeemed	159,441
Payable for investments purchased	83,323
Advisory fee payable	50,096
Distribution fee payable	38,921
Transfer Agent fee payable	25,812
Accrued expenses	36,466

Total liabilities	394,059

Net Assets	$178,440,521

Composition of Net Assets
Capital stock, at par	$16,927
Additional paid-in capital	197,263,570
Undistributed net investment income	1,606,832
Accumulated net realized loss on investment transactions	(351,807)
Net unrealized depreciation on investments	(20,095,001)

$178,440,521

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$71,541,486	6,792,056	$10.53	*

B	$1,219,191	116,939	$10.43

C	$2,420,396	232,240	$10.42

Advisor	$13,163,589	1,242,525	$10.59

R	$11,038,870	1,051,761	$10.50

K	$62,033,305	5,883,142	$10.54

I	$17,023,684	1,608,132	$10.59

*	The maximum offering price per share for Class A shares was $11.00 which reflects a sales charge of 4.25%.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2015 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 5,354,775)	$49,638,760
AllianceBernstein U.S. Large Cap Growth (shares of 4,438,228)	49,175,564
AllianceBernstein Intermediate Duration Bond (shares of 3,334,927)	32,348,792
AllianceBernstein Global Real Estate Investment (shares of 2,966,655)	28,361,217
AllianceBernstein International Value (shares of 2,620,030)	27,169,715
AllianceBernstein International Growth (shares of 2,408,465)	27,143,395
AllianceBernstein Inflation Protected Securities (shares of 1,980,135)	21,266,653
AllianceBernstein High Yield (shares of 2,232,368)	19,801,102
AllianceBernstein Small-Mid Cap Growth (shares of 1,135,733)	14,332,950
AllianceBernstein Small-Mid Cap Value (shares of 1,278,067)	14,301,566

Total investments (cost $322,527,538)	283,539,714
Receivable for capital stock sold	2,052,746

Total assets	285,592,460

Liabilities
Payable for capital stock redeemed	500,115
Payable for investments purchased	153,063
Advisory fee payable	91,536
Distribution fee payable	60,111
Transfer Agent fee payable	51,016
Accrued expenses	36,943

Total liabilities	892,784

Net Assets	$284,699,676

Composition of Net Assets
Capital stock, at par	$26,832
Additional paid-in capital	315,106,065
Undistributed net investment income	2,350,973
Accumulated net realized gain on investment transactions	6,203,630
Net unrealized depreciation on investments	(38,987,824)

$284,699,676

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$91,231,251	8,609,837	$10.60	*

B	$3,445,035	328,328	$10.49

C	$2,704,654	257,952	$10.49

Advisor	$9,945,387	932,350	$10.67

R	$24,178,154	2,289,546	$10.56

K	$105,442,589	9,934,818	$10.61

I	$47,752,606	4,478,845	$10.66

*	The maximum offering price per share for Class A shares was $11.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

Statement of Net Assets

2020 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 6,840,824)	$63,414,441
AllianceBernstein U.S. Large Cap Growth (shares of 5,667,438)	62,795,217
AllianceBernstein International Value (shares of 3,440,255)	35,675,447
AllianceBernstein International Growth (shares of 3,149,848)	35,498,789
AllianceBernstein Global Real Estate Investment (shares of 3,471,466)	33,187,218
AllianceBernstein Intermediate Duration Bond (shares of 3,084,400)	29,918,682
AllianceBernstein High Yield (shares of 2,591,226)	22,984,174
AllianceBernstein Small-Mid Cap Value (shares of 1,702,473)	19,050,675
AllianceBernstein Small-Mid Cap Growth (shares of 1,487,361)	18,770,502
AllianceBernstein Inflation Protected Securities (shares of 848,961)	9,117,840

Total investments (cost $385,366,352)	330,412,985
Receivable for capital stock sold	1,646,024

Total assets	332,059,009

Liabilities
Payable for capital stock redeemed	360,191
Advisory fee payable	113,041
Payable for investments purchased	87,434
Distribution fee payable	75,938
Transfer Agent fee payable	61,586
Accrued expenses	39,687

Total liabilities	737,877

Net Assets	$331,321,132

Composition of Net Assets
Capital stock, at par	$31,319
Additional paid-in capital	374,048,490
Undistributed net investment income	2,813,248
Accumulated net realized gain on investment transactions	9,381,442
Net unrealized depreciation on investments	(54,953,367)

$331,321,132

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$109,315,263	10,340,863	$10.57	*

B	$3,353,779	320,920	$10.45

C	$4,088,852	391,050	$10.46

Advisor	$9,381,887	882,012	$10.64

R	$33,421,227	3,178,163	$10.52

K	$137,793,969	13,011,108	$10.59

I	$33,966,155	3,194,705	$10.63

*	The maximum offering price per share for Class A shares was $11.04 which reflects a sales charge of 4.25%.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2025 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 6,225,723)	$57,712,454
AllianceBernstein U.S. Large Cap Growth (shares of 5,166,933)	57,249,616
AllianceBernstein International Value (shares of 3,109,971)	32,250,401
AllianceBernstein International Growth (shares of 2,860,252)	32,235,044
AllianceBernstein Global Real Estate Investment (shares of 2,605,569)	24,909,238
AllianceBernstein Intermediate Duration Bond (shares of 1,809,533)	17,552,474
AllianceBernstein High Yield (shares of 1,974,796)	17,516,443
AllianceBernstein Small-Mid Cap Value (shares of 1,548,313)	17,325,621
AllianceBernstein Small-Mid Cap Growth (shares of 1,355,364)	17,104,694

Total investments (cost $320,005,807)	273,855,985
Receivable for capital stock sold	1,164,133

Total assets	275,020,118

Liabilities
Payable for investments purchased	295,664
Payable for capital stock redeemed	237,856
Advisory fee payable	91,192
Distribution fee payable	63,366
Transfer Agent fee payable	44,536
Accrued expenses	38,046

Total liabilities	770,660

Net Assets	$274,249,458

Composition of Net Assets
Capital stock, at par	$25,396
Additional paid-in capital	310,033,397
Undistributed net investment income	2,142,350
Accumulated net realized gain on investment transactions	8,198,137
Net unrealized depreciation on investments	(46,149,822)

$274,249,458

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$102,304,268	9,481,368	$10.79	*

B	$1,794,574	168,549	$10.65

C	$2,835,495	266,159	$10.65

Advisor	$6,659,517	613,812	$10.85

R	$24,581,896	2,282,131	$10.77

K	$111,995,123	10,364,583	$10.81

I	$24,078,585	2,219,133	$10.85

*	The maximum offering price per share for Class A shares was $11.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

Statement of Net Assets

2030 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 5,341,229)	$49,513,195
AllianceBernstein U.S. Large Cap Growth (shares of 4,410,790)	48,871,555
AllianceBernstein International Value (shares of 2,675,179)	27,741,601
AllianceBernstein International Growth (shares of 2,458,567)	27,708,051
AllianceBernstein Small-Mid Cap Value (shares of 1,359,651)	15,214,492
AllianceBernstein Small-Mid Cap Growth (shares of 1,191,872)	15,041,422
AllianceBernstein Global Real Estate Investment (shares of 1,457,044)	13,929,344
AllianceBernstein Intermediate Duration Bond (shares of 1,115,300)	10,818,406
AllianceBernstein High Yield (shares of 852,741)	7,563,813

Total investments (cost $253,390,867)	216,401,879
Receivable for capital stock sold	1,227,366

Total assets	217,629,245

Liabilities
Payable for investments purchased	506,132
Payable for capital stock redeemed	304,979
Advisory fee payable	81,728
Distribution fee payable	52,229
Transfer Agent fee payable	40,284
Accrued expenses	36,642

Total liabilities	1,021,994

Net Assets	$216,607,251

Composition of Net Assets
Capital stock, at par	$20,259
Additional paid-in capital	246,186,170
Undistributed net investment income	1,323,858
Accumulated net realized gain on investment transactions	6,065,952
Net unrealized depreciation on investments	(36,988,988)

$216,607,251

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$73,959,298	6,916,842	$10.69	*

B	$1,944,061	184,204	$10.55

C	$3,480,202	329,617	$10.56

Advisor	$5,208,602	484,228	$10.76

R	$26,546,392	2,490,550	$10.66

K	$88,750,493	8,296,751	$10.70

I	$16,718,203	1,556,381	$10.74

*	The maximum offering price per share for Class A shares was $11.16 which reflects a sales charge of 4.25%.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2035 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 3,775,255)	$34,996,614
AllianceBernstein U.S. Large Cap Growth (shares of 3,116,675)	34,532,760
AllianceBernstein International Value (shares of 1,891,367)	19,613,475
AllianceBernstein International Growth (shares of 1,737,070)	19,576,779
AllianceBernstein Small-Mid Cap Value (shares of 989,664)	11,074,344
AllianceBernstein Small-Mid Cap Growth (shares of 859,166)	10,842,680
AllianceBernstein Global Real Estate Investment (shares of 761,792)	7,282,729
AllianceBernstein Intermediate Duration Bond (shares of 744,743)	7,224,010

Total investments (cost $168,876,719)	145,143,391
Receivable for capital stock sold	1,077,229

Total assets	146,220,620

Liabilities
Payable for investments purchased	319,350
Payable for capital stock redeemed	143,003
Distribution fee payable	34,414
Transfer Agent fee payable	33,056
Advisory fee payable	32,391
Accrued expenses	36,607

Total liabilities	598,821

Net Assets	$145,621,799

Composition of Net Assets
Capital stock, at par	$13,608
Additional paid-in capital	164,828,866
Undistributed net investment income	717,229
Accumulated net realized gain on investment transactions	3,795,424
Net unrealized depreciation on investments	(23,733,328)

$145,621,799

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$52,620,032	4,914,636	$10.71	*

B	$1,296,000	122,401	$10.59

C	$1,983,685	187,322	$10.59

Advisor	$3,409,831	316,738	$10.77

R	$15,154,582	1,423,795	$10.64

K	$59,621,538	5,569,775	$10.70

I	$11,536,131	1,072,874	$10.75

*	The maximum offering price per share for Class A shares was $11.19 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

Statement of Net Assets

2040 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 2,859,926)	$26,511,518
AllianceBernstein U.S. Large Cap Growth (shares of 2,379,223)	26,361,786
AllianceBernstein International Value (shares of 1,444,654)	14,981,061
AllianceBernstein International Growth (shares of 1,322,606)	14,905,772
AllianceBernstein Small-Mid Cap Value (shares of 743,186)	8,316,246
AllianceBernstein Small-Mid Cap Growth (shares of 657,494)	8,297,580
AllianceBernstein Global Real Estate Investment (shares of 581,326)	5,557,474
AllianceBernstein Intermediate Duration Bond (shares of 567,201)	5,501,852

Total investments (cost $128,612,118)	110,433,289
Receivable for capital stock sold	613,298
Receivable for investments sold	242,266

Total assets	111,288,853

Liabilities
Payable for capital stock redeemed	485,668
Distribution fee payable	26,802
Transfer Agent fee payable	21,466
Advisory fee payable	18,177
Accrued expenses	37,417

Total liabilities	589,530

Net Assets	$110,699,323

Composition of Net Assets
Capital stock, at par	$10,203
Additional paid-in capital	126,055,408
Undistributed net investment income	531,619
Accumulated net realized gain on investment transactions	2,280,922
Net unrealized depreciation on investments	(18,178,829)

$110,699,323

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$44,222,057	4,071,163	$10.86	*

B	$1,092,627	101,632	$10.75

C	$1,560,718	145,132	$10.75

Advisor	$3,254,118	297,772	$10.93

R	$14,496,186	1,343,305	$10.79

K	$36,392,095	3,355,352	$10.85

I	$9,681,522	888,485	$10.90

*	The maximum offering price per share for Class A shares was $11.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2045 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 1,722,003)	$15,962,971
AllianceBernstein U.S. Large Cap Growth (shares of 1,419,589)	15,729,041
AllianceBernstein International Value (shares of 867,579)	8,996,795
AllianceBernstein International Growth (shares of 794,283)	8,951,570
AllianceBernstein Small-Mid Cap Value (shares of 447,234)	5,004,551
AllianceBernstein Small-Mid Cap Growth (shares of 393,951)	4,971,667
AllianceBernstein Global Real Estate Investment (shares of 350,259)	3,348,473
AllianceBernstein Intermediate Duration Bond (shares of 340,185)	3,299,791

Total investments (cost $76,548,548)	66,264,859
Receivable for capital stock sold	413,766
Receivable for investments sold	81,545
Receivable due from Adviser	11,394

Total assets	66,771,564

Liabilities
Payable for capital stock redeemed	220,268
Transfer Agent fee payable	21,179
Distribution fee payable	16,122
Accrued expenses	35,866

Total liabilities	293,435

Net Assets	$66,478,129

Composition of Net Assets
Capital stock, at par	$6,183
Additional paid-in capital	74,932,520
Undistributed net investment income	319,936
Accumulated net realized gain on investment transactions	1,503,179
Net unrealized depreciation on investments	(10,283,689)

$66,478,129

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$31,510,815	2,927,380	$10.76	*

B	$314,368	29,559.59	$10.64

C	$993,409	93,436	$10.63

Advisor	$2,046,097	189,010	$10.83

R	$7,635,735	713,846	$10.70

K	$19,538,999	1,818,664	$10.74

I	$4,438,706	411,571	$10.78

*	The maximum offering price per share for Class A shares was $11.24 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

Statement of Net Assets

2050 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 62,195)	$576,549
AllianceBernstein U.S. Large Cap Growth (shares of 51,464)	570,221
AllianceBernstein International Value (shares of 31,224)	323,790
AllianceBernstein International Growth (shares of 28,717)	323,636
AllianceBernstein Small-Mid Cap Value (shares of 16,072)	179,842
AllianceBernstein Small-Mid Cap Growth (shares of 14,157)	178,660
AllianceBernstein Global Real Estate Investment (shares of 12,587)	120,328
AllianceBernstein Intermediate Duration Bond (shares of 12,369)	119,977

Total investments (cost $2,524,245)	2,393,003
Receivable due from Adviser	55,441
Receivable for capital stock sold	32,083

Total assets	2,480,527

Liabilities
Audit fee payable	34,307
Custody fee payable	9,830
Payable for investments purchased	8,833
Legal fee payable	4,226
Transfer Agent fee payable	1,568
Distribution fee payable	500
Payable for capital stock redeemed	65
Accrued expenses	5,620

Total liabilities	64,949

Net Assets	$2,415,578

Composition of Net Assets
Capital stock, at par	$281
Additional paid-in capital	2,583,710
Undistributed net investment income	5,780
Accumulated net realized loss on investment transactions	(42,951)
Net unrealized depreciation on investments	(131,242)

$2,415,578

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$794,455	92,512	$8.59	*

B	$31,947	3,732	$8.56

C	$52,383	6,120	$8.56

Advisor	$304,936	35,389	$8.62

R	$258,034	30,006	$8.60

K	$758,134	88,073	$8.61

I	$215,689	25,039	$8.61

*	The maximum offering price per share for Class A shares was $8.97 which reflects a sales charge of 4.25%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

2055 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 26,466)	$245,337
AllianceBernstein U.S. Large Cap Growth (shares of 21,762)	241,124
AllianceBernstein International Value (shares of 13,223)	137,125
AllianceBernstein International Growth (shares of 12,136)	136,778
AllianceBernstein Small-Mid Cap Value (shares of 6,833)	76,464
AllianceBernstein Small-Mid Cap Growth (shares of 6,020)	75,968
AllianceBernstein Global Real Estate Investment (shares of 5,350)	51,146
AllianceBernstein Intermediate Duration Bond (shares of 5,185)	50,296

Total investments (cost $1,071,198)	1,014,238
Receivable due from Adviser	60,402
Receivable for capital stock sold	17,848

Total assets	1,092,488

Liabilities
Audit fee payable	34,315
Custody fee payable	9,830
Legal fee payable	4,226
Transfer Agent fee payable	1,654
Payable for investments purchased	1,253
Distribution fee payable	265
Accrued expenses	5,725

Total liabilities	57,268

Net Assets	$1,035,220

Composition of Net Assets
Capital stock, at par	$123
Additional paid-in capital	1,100,685
Undistributed net investment income	3,808
Accumulated net realized loss on investment transactions	(12,436)
Net unrealized depreciation on investments	(56,960)

$1,035,220

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$343,397	40,969	$8.38	*

B	$12,904	1,548	$8.34

C	$37,343	4,480	$8.34

Advisor	$49,796	5,924	$8.41

R	$241,612	28,819	$8.38

K	$301,773	35,862	$8.41

I	$48,395	5,754	$8.41

*	The maximum offering price per share for Class A shares was $8.75 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2008

	2000 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$797,815

Expenses
Advisory fee (see Note B)	$99,378
Distribution fee—Class A	17,936
Distribution fee—Class B	1,803
Distribution fee—Class C	13,360
Distribution fee—Class R	4,855
Distribution fee—Class K	20,731
Transfer agency—Class A	13,263
Transfer agency—Class B	430
Transfer agency—Class C	2,902
Transfer agency—Advisor Class	814
Transfer agency—Class R	2,408
Transfer agency—Class K	15,703
Transfer agency—Class I	844
Administrative	81,500
Custodian	68,000
Registration fees	63,982
Audit	45,069
Legal	29,258
Directors’ fees	4,253
Printing	1,839
Miscellaneous	6,522

Total expenses	494,850
Less: expenses waived and reimbursed by the Adviser (see Note B)	(342,014)
Less: expense offset arrangement (see Note B)	(195)

Net expenses		152,641

Net investment income		645,174

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(723,866)
Net realized gain distributions from Underlying Portfolios		382,712
Net change in unrealized appreciation/ depreciation of investments in Underlying Portfolios		(1,367,549)

Net loss on investment transactions		(1,708,703)

Net Decrease in Net Assets from Operations		$(1,063,529)

See notes to financial statements.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2005 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$1,598,932

Expenses
Advisory fee (see Note B)	$200,510
Distribution fee—Class A	51,805
Distribution fee—Class B	6,423
Distribution fee—Class C	18,022
Distribution fee—Class R	18,700
Distribution fee—Class K	27,282
Transfer agency—Class A	26,955
Transfer agency—Class B	1,067
Transfer agency—Class C	2,916
Transfer agency—Advisor Class	441
Transfer agency—Class R	6,956
Transfer agency—Class K	20,926
Transfer agency—Class I	1,895
Administrative	81,500
Custodian	68,000
Registration fees	64,434
Audit	45,069
Legal	28,808
Printing	6,772
Directors’ fees	4,253
Miscellaneous	6,717

Total expenses	689,451
Less: expenses waived and reimbursed by the Adviser (see Note B)	(355,502)
Less: expense offset arrangement (see Note B)	(271)

Net expenses		333,678

Net investment income		1,265,254

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(855,460)
Net realized gain distributions from Underlying Portfolios		973,149
Net change in unrealized appreciation/ depreciation of investments in Underlying Portfolios		(4,708,939)

Net loss on investment transactions		(4,591,250)

Net Decrease in Net Assets from Operations		$(3,325,996)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

Statement of Operations

	2010 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$6,707,844

Expenses
Advisory fee (see Note B)	$966,072
Distribution fee—Class A	193,168
Distribution fee—Class B	12,423
Distribution fee—Class C	24,262
Distribution fee—Class R	51,364
Distribution fee—Class K	135,364
Transfer agency—Class A	35,152
Transfer agency—Class B	783
Transfer agency—Class C	1,417
Transfer agency—Advisor Class	6,113
Transfer agency—Class R	24,906
Transfer agency—Class K	101,971
Transfer agency—Class I	17,783
Administrative	81,500
Registration fees	68,466
Custodian	68,000
Audit	45,069
Legal	29,006
Printing	14,612
Directors’ fees	4,253
Miscellaneous	9,045

Total expenses	1,890,729
Less: expenses waived and reimbursed by the Adviser (see Note B)	(507,515)
Less: expense offset arrangement (see Note B)	(560)

Net expenses		1,382,654

Net investment income		5,325,190

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(4,646,684)
Net realized gain distributions from Underlying Portfolios		4,859,063
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(21,748,607)

Net loss on investment transactions		(21,536,228)

Net Decrease in Net Assets from Operations		$(16,211,038)

See notes to financial statements.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2015 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$9,339,710

Expenses
Advisory fee (see Note B)	$1,390,180
Distribution fee—Class A	245,601
Distribution fee—Class B	35,981
Distribution fee—Class C	24,967
Distribution fee—Class R	78,095
Distribution fee—Class K	218,671
Transfer agency—Class A	48,752
Transfer agency—Class B	2,601
Transfer agency—Class C	1,731
Transfer agency—Advisor Class	3,744
Transfer agency—Class R	38,228
Transfer agency—Class K	165,272
Transfer agency—Class I	34,989
Administrative	81,500
Registration fees	74,288
Custodian	68,000
Audit	45,069
Legal	28,928
Printing	22,915
Directors’ fees	4,253
Miscellaneous	5,133

Total expenses	2,618,898
Less: expenses waived and reimbursed by the Adviser (see Note B)	(531,868)
Less: expense offset arrangement (see Note B)	(856)

Net expenses		2,086,174

Net investment income		7,253,536

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(1,028,294)
Net realized gain distributions from Underlying Portfolios		7,579,485
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(42,155,051)

Net loss on investment transactions		(35,603,860)

Net Decrease in Net Assets from Operations		$(28,350,324)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

Statement of Operations

	2020 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$10,940,963

Expenses
Advisory fee (see Note B)	$1,662,207
Distribution fee—Class A	287,276
Distribution fee—Class B	33,606
Distribution fee—Class C	33,596
Distribution fee—Class R	126,132
Distribution fee—Class K	274,666
Transfer agency—Class A	62,093
Transfer agency—Class B	2,679
Transfer agency—Class C	2,743
Transfer agency—Advisor Class	4,275
Transfer agency—Class R	61,583
Transfer agency—Class K	208,650
Transfer agency—Class I	36,918
Administrative	81,500
Registration fees	70,911
Custodian	68,000
Audit	45,069
Printing	34,010
Legal	29,083
Directors’ fees	4,253
Miscellaneous	10,718

Total expenses	3,139,968
Less: expenses waived and reimbursed by the Adviser (see Note B)	(499,833)
Less: expense offset arrangement (see Note B)	(1,024)

Net expenses		2,639,111

Net investment income		8,301,852

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(553,510)
Net realized gain distributions from Underlying Portfolios		10,103,985
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(58,161,274)

Net loss on investment transactions		(48,610,799)

Net Decrease in Net Assets from Operations		$(40,308,947)

See notes to financial statements.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2025 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$8,607,550

Expenses
Advisory fee (see Note B)	$1,488,933
Distribution fee—Class A	270,896
Distribution fee—Class B	18,322
Distribution fee—Class C	25,550
Distribution fee—Class R	87,441
Distribution fee—Class K	226,698
Transfer agency—Class A	70,850
Transfer agency—Class B	1,868
Transfer agency—Class C	2,500
Transfer agency—Advisor Class	2,971
Transfer agency—Class R	40,913
Transfer agency—Class K	171,718
Transfer agency—Class I	23,472
Administrative	81,500
Registration fees	74,278
Custodian	68,000
Audit	45,069
Printing	30,912
Legal	29,083
Directors’ fees	4,253
Miscellaneous	5,078

Total expenses	2,770,305
Less: expenses waived and reimbursed by the Adviser (see Note B)	(536,911)
Less: expense offset arrangement (see Note B)	(1,021)

Net expenses		2,232,373

Net investment income		6,375,177

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(555,363)
Net realized gain distributions from Underlying Portfolios		8,952,625
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(50,455,279)

Net loss on investment transactions		(42,058,017)

Net Decrease in Net Assets from Operations		$(35,682,840)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

Statement of Operations

	2030 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$6,094,323

Expenses
Advisory fee (see Note B)	$1,141,875
Distribution fee—Class A	187,400
Distribution fee—Class B	17,345
Distribution fee—Class C	27,332
Distribution fee—Class R	101,101
Distribution fee—Class K	177,681
Transfer agency—Class A	58,659
Transfer agency—Class B	2,017
Transfer agency—Class C	3,102
Transfer agency—Advisor Class	2,117
Transfer agency—Class R	47,048
Transfer agency—Class K	134,608
Transfer agency—Class I	16,738
Administrative	81,500
Registration fees	68,616
Custodian	68,000
Audit	45,069
Legal	29,084
Printing	27,198
Directors’ fees	4,253
Miscellaneous	8,621

Total expenses	2,249,364
Less: expenses waived and reimbursed by the Adviser (see Note B)	(472,726)
Less: expense offset arrangement (see Note B)	(932)

Net expenses		1,775,706

Net investment income		4,318,617

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(893,070)
Net realized gain distributions from Underlying Portfolios		7,042,857
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(39,937,993)

Net loss on investment transactions		(33,788,206)

Net Decrease in Net Assets from Operations		$(29,469,589)

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2035 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$3,788,150

Expenses
Advisory fee (see Note B)	$755,019
Distribution fee—Class A	132,956
Distribution fee—Class B	11,824
Distribution fee—Class C	15,898
Distribution fee—Class R	46,710
Distribution fee—Class K	116,889
Transfer agency—Class A	58,818
Transfer agency—Class B	1,744
Transfer agency—Class C	2,356
Transfer agency—Advisor Class	3,108
Transfer agency—Class R	21,936
Transfer agency—Class K	88,573
Transfer agency—Class I	11,028
Administrative	81,500
Custodian	68,000
Registration fees	67,434
Audit	45,069
Legal	29,083
Printing	25,109
Directors’ fees	4,253
Miscellaneous	7,743

Total expenses	1,595,050
Less: expenses waived and reimbursed by the Adviser (see Note B)	(433,536)
Less: expense offset arrangement (see Note B)	(909)

Net expenses		1,160,605

Net investment income		2,627,545

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(897,027)
Net realized gain distributions from Underlying Portfolios		4,785,061
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(26,123,366)

Net loss on investment transactions		(22,235,332)

Net Decrease in Net Assets from Operations		$(19,607,787)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

Statement of Operations

	2040 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$2,732,237

Expenses
Advisory fee (see Note B)	$554,711
Distribution fee—Class A	99,018
Distribution fee—Class B	10,683
Distribution fee—Class C	10,514
Distribution fee—Class R	61,219
Distribution fee—Class K	69,953
Transfer agency—Class A	53,675
Transfer agency—Class B	1,784
Transfer agency—Class C	1,974
Transfer agency—Advisor Class	2,499
Transfer agency—Class R	28,406
Transfer agency—Class K	53,116
Transfer agency—Class I	9,102
Administrative	81,500
Registration fees	68,142
Custodian	68,000
Audit	45,069
Legal	29,083
Printing	23,768
Directors’ fees	4,256
Miscellaneous	6,210

Total expenses	1,282,682
Less: expenses waived and reimbursed by the Adviser (see Note B)	(416,023)
Less: expense offset arrangement (see Note B)	(823)

Net expenses		865,836

Net investment income		1,866,401

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(1,007,355)
Net realized gain distributions from Underlying Portfolios		3,347,115
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(19,129,798)

Net loss on investment transactions		(16,790,038)

Net Decrease in Net Assets from Operations		$(14,923,637)

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2045 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$1,652,864

Expenses
Advisory fee (see Note B)	$334,604
Distribution fee—Class A	76,689
Distribution fee—Class B	3,369
Distribution fee—Class C	6,393
Distribution fee—Class R	26,006
Distribution fee—Class K	37,594
Transfer agency—Class A	61,348
Transfer agency—Class B	841
Transfer agency—Class C	1,753
Transfer agency—Advisor Class	3,265
Transfer agency—Class R	12,573
Transfer agency—Class K	28,452
Transfer agency—Class I	3,738
Administrative	81,500
Custodian	68,000
Registration fees	65,082
Audit	45,069
Legal	29,083
Printing	22,998
Directors’ fees	4,256
Miscellaneous	6,835

Total expenses	919,448
Less: expenses waived and reimbursed by the Adviser (see Note B)	(397,989)
Less: expense offset arrangement (see Note B)	(770)

Net expenses		520,689

Net investment income		1,132,175

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(485,286)
Net realized gain distributions from Underlying Portfolios		2,043,107
Net change in unrealized appreciation/ depreciation of investments in Underlying Portfolios		(11,323,908)

Net loss on investment transactions		(9,766,087)

Net Decrease in Net Assets from Operations		$(8,633,912)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

Statement of Operations

	2050 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$22,262

Expenses
Advisory fee (see Note B)	$6,698
Distribution fee—Class A	1,163
Distribution fee—Class B	178
Distribution fee—Class C	199
Distribution fee—Class R	1,000
Distribution fee—Class K	471
Transfer agency—Class A	11,060
Transfer agency—Class B	1,415
Transfer agency—Class C	1,448
Transfer agency—Advisor Class	3,800
Transfer agency—Class R	287
Transfer agency—Class K	271
Transfer agency—Class I	66
Registration fees	149,626
Administrative	81,500
Custodian	68,000
Legal	56,960
Audit	32,611
Directors’ fees	3,304
Printing	18
Miscellaneous	7,787

Total expenses	427,862
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B and C)	(417,381)
Less: expense offset arrangement (see Note B)	(50)

Net expenses		10,431

Net investment income		11,831

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(62,899)
Net realized gain distributions from Underlying Portfolios		20,277
Net change in unrealized appreciation/ depreciation of investments in Underlying Portfolios		(130,379)

Net loss on investment transactions		(173,001)

Net Decrease in Net Assets from Operations		$(161,170)

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2055 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios		$10,803

Expenses
Advisory fee (see Note B)	$2,551
Distribution fee—Class A	462
Distribution fee—Class B	118
Distribution fee—Class C	311
Distribution fee—Class R	150
Distribution fee—Class K	302
Transfer agency—Class A	9,867
Transfer agency—Class B	2,099
Transfer agency—Class C	3,342
Transfer agency—Advisor Class	2,813
Transfer agency—Class R	11
Transfer agency—Class K	155
Transfer agency—Class I	6
Registration fees	151,294
Administrative	81,500
Custodian	68,000
Legal	56,959
Audit	32,619
Directors’ fees	3,304
Printing	18
Miscellaneous	7,513

Total expenses	423,394
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B and C)	(419,182)
Less: expense offset arrangement (see Note B)	(43)

Net expenses		4,169

Net investment income		6,634

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares		(18,672)
Net realized gain distributions from Underlying Portfolios		7,801
Net change in unrealized appreciation/ depreciation of investments in Underlying Portfolios		(56,087)

Net loss on investment transactions		(66,958)

Net Decrease in Net Assets from Operations		$(60,324)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	2000 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$645,174	$124,323
Net realized gain (loss) on sale of Underlying Portfolio shares	(723,866)	17,401
Net realized gain distributions from Underlying Portfolios	382,712	28,043
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(1,367,549)	126,439

Net increase (decrease) in net assets from operations	(1,063,529)	296,206
Dividends and Distributions to Shareholders from
Net investment income
Class A	(202,066)	(34,838)
Class B	(5,359)	(875)
Class C	(41,645)	(1,271)
Advisor Class	(14,534)	(248)
Class R	(10,671)	(439)
Class K	(212,731)	(20,172)
Class I	(30,069)	(412)
Net realized gain on investment transactions
Class A	(84,879)	(4,336)
Class B	(2,408)	(131)
Class C	(18,710)	(190)
Advisor Class	(5,776)	(29)
Class R	(5,845)	(36)
Class K	(84,547)	(1,409)
Class I	(10,992)	(29)
Capital Stock Transactions
Net increase	12,920,120	10,900,946

Total increase	11,126,359	11,132,737
Net Assets
Beginning of period	12,186,587	1,053,850

End of period (including undistributed net investment income of $199,917 and $71,818, respectively)	$23,312,946	$12,186,587

See notes to financial statements.

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2005 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,265,254	$293,684
Net realized gain (loss) on sale of Underlying Portfolio shares	(855,460)	461,518
Net realized gain distributions from Underlying Portfolios	973,149	116,448
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(4,708,939)	25,079

Net increase (decrease) in net assets from operations	(3,325,996)	896,729
Dividends and Distributions to Shareholders from
Net investment income
Class A	(530,409)	(197,038)
Class B	(17,450)	(10,075)
Class C	(60,418)	(3,550)
Advisor Class	(7,033)	(286)
Class R	(107,886)	(850)
Class K	(206,448)	(16,627)
Class I	(57,274)	(481)
Net realized gain on investment transactions
Class A	(387,138)	(21,401)
Class B	(14,485)	(1,287)
Class C	(50,151)	(454)
Advisor Class	(4,802)	(29)
Class R	(78,971)	(92)
Class K	(149,822)	(1,602)
Class I	(38,082)	(44)
Capital Stock Transactions
Net increase	21,020,777	23,213,639

Total increase	15,984,412	23,856,552
Net Assets
Beginning of period	28,493,604	4,637,052

End of period (including undistributed net investment income of $382,644 and $104,308, respectively)	$44,478,016	$28,493,604

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

Statement of Changes in Net Assets

	2010 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,325,190	$955,888
Net realized gain (loss) on sale of Underlying Portfolio shares	(4,646,684)	1,037,429
Net realized gain distributions from Underlying Portfolios	4,859,063	431,603
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(21,748,607)	1,211,323

Net increase (decrease) in net assets from operations	(16,211,038)	3,636,243
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,708,541)	(502,242)
Class B	(25,818)	(14,242)
Class C	(52,333)	(20,611)
Advisor Class	(277,927)	(7,684)
Class R	(251,808)	(4,055)
Class K	(1,369,229)	(111,506)
Class I	(385,742)	(12,045)
Net realized gain on investment transactions
Class A	(838,738)	(31,762)
Class B	(16,466)	(1,128)
Class C	(33,378)	(1,633)
Advisor Class	(127,187)	(461)
Class R	(129,501)	(278)
Class K	(668,118)	(6,862)
Class I	(177,529)	(691)
Capital Stock Transactions
Net increase	95,871,525	88,637,656

Total increase	73,598,172	91,558,699
Net Assets
Beginning of period	104,842,349	13,283,650

End of period (including undistributed net investment income of $1,606,832 and $353,040, respectively)	$178,440,521	$104,842,349

See notes to financial statements.

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2015 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,253,536	$1,390,995
Net realized gain (loss) on sale of Underlying Portfolio shares	(1,028,294)	753,362
Net realized gain distributions from Underlying Portfolios	7,579,485	648,415
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(42,155,051)	2,730,943

Net increase (decrease) in net assets from operations	(28,350,324)	5,523,715
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,131,105)	(612,760)
Class B	(75,280)	(32,173)
Class C	(55,616)	(10,195)
Advisor Class	(62,600)	(3,919)
Class R	(299,153)	(17,773)
Class K	(2,009,173)	(158,489)
Class I	(864,409)	(9,629)
Net realized gain on investment transactions
Class A	(646,589)	(31,832)
Class B	(29,392)	(2,157)
Class C	(21,715)	(683)
Advisor Class	(17,578)	(192)
Class R	(95,495)	(978)
Class K	(609,594)	(8,128)
Class I	(244,127)	(458)
Capital Stock Transactions
Net increase	147,278,764	153,252,616

Total increase	111,766,614	157,886,965
Net Assets
Beginning of period	172,933,062	15,046,097

End of period (including undistributed net investment income of $2,350,973 and $594,773, respectively)	$284,699,676	$172,933,062

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

Statement of Changes in Net Assets

	2020 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,301,852	$1,470,023
Net realized gain (loss) on sale of Underlying Portfolio shares	(553,510)	1,195,706
Net realized gain distributions from Underlying Portfolios	10,103,985	761,490
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(58,161,274)	2,773,925

Net increase (decrease) in net assets from operations	(40,308,947)	6,201,144
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,298,344)	(657,355)
Class B	(63,765)	(24,023)
Class C	(52,169)	(10,834)
Advisor Class	(91,286)	(7,155)
Class R	(530,900)	(20,159)
Class K	(2,252,449)	(129,404)
Class I	(838,817)	(26,871)
Net realized gain on investment transactions
Class A	(784,232)	(29,216)
Class B	(28,371)	(1,397)
Class C	(23,212)	(630)
Advisor Class	(28,722)	(299)
Class R	(186,832)	(892)
Class K	(763,414)	(5,803)
Class I	(267,257)	(1,101)
Capital Stock Transactions
Net increase	187,691,871	169,748,958

Total increase	139,173,154	175,034,963
Net Assets
Beginning of period	192,147,978	17,113,015

End of period (including undistributed net investment income of $2,813,248 and $639,126, respectively)	$331,321,132	$192,147,978

See notes to financial statements.

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2025 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,375,177	$1,396,884
Net realized gain (loss) on sale of Underlying Portfolio shares	(555,363)	748,694
Net realized gain distributions from Underlying Portfolios	8,952,625	940,304
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(50,455,279)	3,969,602

Net increase (decrease) in net assets from operations	(35,682,840)	7,055,484
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,023,439)	(714,899)
Class B	(32,597)	(13,948)
Class C	(38,148)	(9,307)
Advisor Class	(31,175)	(5,776)
Class R	(289,764)	(9,334)
Class K	(1,740,125)	(187,573)
Class I	(561,656)	(17,630)
Net realized gain on investment transactions
Class A	(800,797)	(21,949)
Class B	(16,671)	(539)
Class C	(19,509)	(360)
Advisor Class	(11,227)	(169)
Class R	(119,314)	(346)
Class K	(683,839)	(5,995)
Class I	(202,921)	(506)
Capital Stock Transactions
Net increase	143,886,605	149,972,896

Total increase	101,632,583	156,040,049
Net Assets
Beginning of period	172,616,875	16,576,826

End of period (including undistributed net investment income of $2,142,350 and $484,077, respectively)	$274,249,458	$172,616,875

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Statement of Changes in Net Assets

	2030 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,318,617	$641,590
Net realized gain (loss) on sale of Underlying Portfolio shares	(893,070)	248,343
Net realized gain distributions from Underlying Portfolios	7,042,857	525,701
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(39,937,993)	2,688,882

Net increase (decrease) in net assets from operations	(29,469,589)	4,104,516
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,260,512)	(337,619)
Class B	(24,630)	(9,380)
Class C	(35,083)	(3,734)
Advisor Class	(16,193)	(5,633)
Class R	(332,502)	(12,693)
Class K	(1,193,059)	(97,721)
Class I	(298,341)	(19,861)
Net realized gain on investment transactions
Class A	(329,049)	(24,348)
Class B	(8,748)	(908)
Class C	(12,461)	(361)
Advisor Class	(3,870)	(382)
Class R	(88,576)	(966)
Class K	(308,960)	(6,786)
Class I	(71,558)	(1,290)
Capital Stock Transactions
Net increase	133,535,954	103,875,240

Total increase	100,082,823	107,458,074
Net Assets
Beginning of period	116,524,428	9,066,354

End of period (including undistributed net investment income of $1,323,858 and $165,561, respectively)	$216,607,251	$116,524,428

See notes to financial statements.

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2035 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,627,545	$446,246
Net realized gain (loss) on sale of Underlying Portfolio shares	(897,027)	171,078
Net realized gain distributions from Underlying Portfolios	4,785,061	443,069
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(26,123,366)	2,209,210

Net increase (decrease) in net assets from operations	(19,607,787)	3,269,603
Dividends and Distributions to Shareholders from
Net investment income
Class A	(810,742)	(296,414)
Class B	(13,483)	(6,625)
Class C	(16,933)	(7,110)
Advisor Class	(23,713)	(6,663)
Class R	(108,356)	(12,025)
Class K	(780,375)	(42,075)
Class I	(224,125)	(12,144)
Net realized gain on investment transactions
Class A	(280,510)	(17,609)
Class B	(6,998)	(527)
Class C	(8,788)	(565)
Advisor Class	(7,393)	(374)
Class R	(38,800)	(755)
Class K	(258,027)	(2,415)
Class I	(68,576)	(645)
Capital Stock Transactions
Net increase	89,312,213	68,797,986

Total increase	67,057,607	71,661,643
Net Assets
Beginning of period	78,564,192	6,902,549

End of period (including undistributed net investment income of $717,229 and $67,411, respectively)	$145,621,799	$78,564,192

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Statement of Changes in Net Assets

	2040 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,866,401	$198,305
Net realized gain (loss) on sale of Underlying Portfolio shares	(1,007,355)	103,651
Net realized gain distributions from Underlying Portfolios	3,347,115	187,067
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(19,129,798)	870,406

Net increase (decrease) in net assets from operations	(14,923,637)	1,359,429
Dividends and Distributions to Shareholders from
Net investment income
Class A	(550,258)	(114,491)
Class B	(12,882)	(7,189)
Class C	(9,291)	(2,352)
Advisor Class	(7,711)	(3,386)
Class R	(194,921)	(4,493)
Class K	(434,801)	(24,338)
Class I	(159,738)	(8,354)
Net realized gain on investment transactions
Class A	(131,368)	(8,892)
Class B	(4,521)	(799)
Class C	(3,261)	(261)
Advisor Class	(1,689)	(249)
Class R	(46,326)	(333)
Class K	(99,329)	(1,589)
Class I	(34,138)	(518)
Capital Stock Transactions
Net increase	78,640,605	44,017,149

Total increase	62,026,734	45,199,334
Net Assets
Beginning of period	48,672,589	3,473,255

End of period (including undistributed net investment income of $531,619 and $34,820, respectively)	$110,699,323	$48,672,589

See notes to financial statements.

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2045 Retirement Strategy
	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,132,175	$222,177
Net realized gain (loss) on sale of Underlying Portfolio shares	(485,286)	205,051
Net realized gain distributions from Underlying Portfolios	2,043,107	243,913
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(11,323,908)	972,977

Net increase (decrease) in net assets from operations	(8,633,912)	1,644,118
Dividends and Distributions to Shareholders from
Net investment income
Class A	(428,990)	(159,167)
Class B	(4,497)	(2,727)
Class C	(6,671)	(2,297)
Advisor Class	(15,094)	(4,568)
Class R	(62,448)	(5,068)
Class K	(255,636)	(18,983)
Class I	(64,422)	(4,716)
Net realized gain on investment transactions
Class A	(254,771)	(11,728)
Class B	(3,822)	(271)
Class C	(5,671)	(228)
Advisor Class	(8,082)	(320)
Class R	(37,746)	(378)
Class K	(141,328)	(1,260)
Class I	(32,937)	(289)
Capital Stock Transactions
Net increase	42,174,120	30,466,026

Total increase	32,218,093	31,898,144
Net Assets
Beginning of period	34,260,036	2,361,892

End of period (including undistributed net investment income of $319,936 and $25,519, respectively)	$66,478,129	$34,260,036

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Statement of Changes in Net Assets

	2050 Retirement Strategy
	Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$11,831	$(134)
Net realized gain (loss) on sale of Underlying Portfolio shares	(62,899)	– 0	–
Net realized gain distributions from Underlying Portfolios	20,277	– 0	–
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(130,379)	(863)

Net decrease in net assets from operations	(161,170)	(997)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,459)	– 0	–
Class B	(133)	– 0	–
Class C	(108)	– 0	–
Advisor Class	(302)	– 0	–
Class R	(121)	– 0	–
Class K	(482)	– 0	–
Class I	(446)	– 0	–
Net realized gain on investment transactions
Class A	(151)	– 0	–
Class B	(6)	– 0	–
Class C	(5)	– 0	–
Advisor Class	(10)	– 0	–
Class R	(5)	– 0	–
Class K	(16)	– 0	–
Class I	(14)	– 0	–
Capital Stock Transactions
Net increase	2,513,984	70,019

Total increase	2,346,556	69,022
Net Assets
Beginning of period	69,022	– 0	–

End of period (including undistributed net investment income of $5,780 and $0, respectively)	$2,415,578	$69,022

(a) Commencement of operations.

See notes to financial statements.

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2055 Retirement Strategy
	Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$6,634	$(135)
Net realized gain (loss) on sale of Underlying Portfolio shares	(18,672)	13
Net realized gain distributions from Underlying Portfolios	7,801	– 0	–
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(56,087)	(873)

Net decrease in net assets from operations	(60,324)	(995)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(649)	– 0	–
Class B	(242)	– 0	–
Class C	(855)	– 0	–
Advisor Class	(301)	– 0	–
Class R	(249)	– 0	–
Class K	(252)	– 0	–
Class I	(278)	– 0	–
Net realized gain on investment transactions
Class A	(322)	– 0	–
Class B	(131)	– 0	–
Class C	(463)	– 0	–
Advisor Class	(144)	– 0	–
Class R	(131)	– 0	–
Class K	(134)	– 0	–
Class I	(133)	– 0	–
Capital Stock Transactions
Net increase	1,028,260	72,563

Total increase	963,652	71,568
Net Assets
Beginning of period	71,568	– 0	–

End of period (including undistributed net investment income of $3,808 and $0, respectively)	$1,035,220	$71,568

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2008

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies Portfolios (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 14 portfolios, which are the twelve Strategies, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the AllianceBernstein Blended Style Series Global Blend Portfolio. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a “Strategy” together, the “Strategies”). The AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies primarily invest in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to its net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000 and 2005	0.55%	0.45%	0.40%
2010, 2015 and 2020	0.60%	0.50%	0.45%
2025, 2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

	Prior to March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	1.10%	1.80%	1.80%	0.80%	1.30%	1.05%	0.80%
2005	1.10%	1.80%	1.80%	0.80%	1.30%	1.05%	0.80%
2010	1.20%	1.90%	1.90%	0.90%	1.40%	1.15%	0.90%
2015	1.20%	1.90%	1.90%	0.90%	1.40%	1.15%	0.90%
2020	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2025	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2030	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2035	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2040	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2045	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

For the year ended August 31, 2008, such waivers and reimbursement amounted to:

Strategy	Amount	Strategy	Amount
2000	$260,514	2030	$391,226
2005	274,002	2035	352,036
2010	426,015	2040	334,523
2015	450,368	2045	316,489
2020	418,333	2050	335,552
2025	455,411	2055	337,517

Pursuant to the investment advisory agreement, the Adviser provides certain legal and accounting services for the Strategies. For the year ended August 31, 2008 the Adviser voluntarily agreed to waive its fees. Such waivers amounted to:

Strategy	Administrative Fees	Strategy	Administrative Fees
2000	$81,500	2030	$81,500
2005	81,500	2035	81,500
2010	81,500	2040	81,500
2015	81,500	2045	81,500
2020	81,500	2050	81,500
2025	81,500	2055	81,500

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended August 31, 2008, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$31,488	2030	$235,220
2005	44,194	2035	161,415
2010	166,291	2040	134,220
2015	260,452	2045	91,520
2020	334,776	2050	18,270
2025	287,653	2055	18,258

For the year ended August 31, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced under an expense offset arrangement with ABIS as follows:

Strategy	Reduction	Strategy	Reduction
2000	$195	2030	$932
2005	271	2035	909
2010	560	2040	823
2015	856	2045	770
2020	1,024	2050	50
2025	1,021	2055	43

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2008 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A		Class B		Class C
2000	$212	$5		$613		$1,043
2005	490	246		155		6,251
2010	2,103	1,329		2,123		1,644
2015	3,400	1,850		5,277		501
2020	2,887	1,238		3,531		858
2025	4,120	1,188		4,408		557
2030	4,156	744		5,754		608
2035	2,931	878		2,583		599
2040	1,730	1,231		1,380		345
2045	1,187	5,272		935		386
2050	40	– 0	–	– 0	–	– 0	–
2055	160	– 0	–	– 0	–	– 0	–

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the period November 1, 2007 through January 31, 2008, the Adviser voluntarily waived the distribution and servicing fees for the Retirement Strategy 2050 and 2055 Portfolios. Such waivers amounted to:

Strategy	Class A	Class B	Class C	Class R	Class K
2050	$230	$32	$25	$22	$20
2055	19	25	88	12	21

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$65,651	$106,762	$209,054	$695,791
2005	85,431	115,015	229,039	341,440
2010	77,161	98,751	272,488	629,890
2015	145,930	84,884	274,341	749,116
2020	148,236	98,231	338,644	865,628
2025	97,700	82,184	300,258	844,821
2030	110,479	97,755	339,290	770,533
2035	104,599	93,636	258,372	691,236
2040	137,403	69,748	317,677	553,488
2045	81,673	75,076	284,290	487,179
2050	7,386	12,522	289,468	35,650
2055	21,806	59,654	55,954	177,122

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2008 were as follows:

Strategy	Purchases	Sales
2000	$24,830,501	$11,656,722
2005	31,931,587	10,427,328
2010	149,154,233	49,764,737
2015	168,489,749	14,678,497
2020	206,941,476	10,214,103
2025	159,594,655	7,441,737
2030	147,649,843	6,878,257
2035	98,627,039	5,026,122
2040	86,879,133	4,908,616
2045	46,659,157	2,766,314
2050	10,663,610	8,172,413
2055	1,156,010	164,619

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Strategy	Cost	Appreciation	(Depreciation)
2000	$25,350,734	$122,443	$(2,257,408)	$(2,134,965)
2005	50,002,589	336,559	(5,982,395)	(5,645,836)
2010	203,627,192	900,244	(26,713,767)	(25,813,523)
2015	324,017,112	1,274,790	(41,752,188)	(40,477,398)
2020	386,128,974	548,445	(56,264,434)	(55,715,989)
2025	320,835,977	—	(46,979,992)	(46,979,992)
2030	254,041,428	—	(37,639,549)	(37,639,549)
2035	169,412,471	—	(24,269,080)	(24,269,080)
2040	129,414,323	—	(18,981,034)	(18,981,034)
2045	76,872,656	—	(10,607,797)	(10,607,797)
2050	2,610,822	4,891	(222,710)	(217,819)
2055	1,085,413	1,657	(72,832)	(71,175)

1. Currency Transactions

An Underlying Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2000 Retirement Strategy Class A
Shares sold	314,776	804,684		$3,557,706	$9,403,480

Shares issued in reinvestment of dividends and distributions	25,516	3,281		286,039	36,939

Shares converted from Class B	1,996	– 0	–	22,066	– 0	–

Shares redeemed	(245,471)	(428,328)		(2,694,759)	(5,011,907)

Net increase	96,817	379,637		$1,171,052	$4,428,512

Class B
Shares sold	14,313	13,494		$155,031	$155,314

Shares issued in reinvestment of dividends and distributions	629	79		6,974	880

Shares converted to Class A	(2,022)	– 0	–	(22,066)	– 0	–

Shares redeemed	(11,534)	(405)		(125,234)	(4,658)

Net increase	1,386	13,168		$14,705	$151,536

Class C
Shares sold	115,106	34,541		$1,319,996	$393,749

Shares issued in reinvestment of dividends and distributions	4,748	130		52,604	1,461

Shares redeemed	(28,902)	(1,198)		(318,105)	(13,757)

Net increase	90,952	33,473		$1,054,495	$381,453

Advisor Class
Shares sold	76,189	44		$916,069	$522

Shares issued in reinvestment of dividends and distributions	1,757	25		19,752	277

Shares redeemed	(26,972)	(7)		(321,674)	(75)

Net increase	50,974	62		$614,147	$724

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2000 Retirement Strategy
Class R
Shares sold	393,516	32,246	$4,511,801	$372,238

Shares issued in reinvestment of dividends and distributions	1,447	43	16,062	474

Shares redeemed	(394,519)	(386)	(4,643,681)	(4,481)

Net increase	444	31,903	$(115,818)	$368,231

Class K
Shares sold	1,556,649	501,985	$16,675,691	$5,684,221

Shares issued in reinvestment of dividends and distributions	26,949	1,946	296,711	21,582

Shares redeemed	(655,853)	(69,062)	(6,970,455)	(795,509)

Net increase	927,745	434,869	$10,001,947	$4,910,294

Class I
Shares sold	37,282	57,977	$423,807	$663,107

Shares issued in reinvestment of dividends and distributions	3,665	39	40,460	441

Shares redeemed	(26,094)	(292)	(284,675)	(3,352)

Net increase	14,853	57,724	$179,592	$660,196

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2005 Retirement Strategy Class A
Shares sold	1,534,238	1,275,223		$17,265,616	$14,710,972

Shares issued in reinvestment of dividends and distributions	82,082	19,172		914,390	217,220

Shares converted from Class B	6,662	– 0	–	71,506	– 0	–

Shares redeemed	(972,377)	(481,977)		(10,736,426)	(5,596,264)

Net increase	650,605	812,418		$7,515,086	$9,331,928

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Shares	Amount
Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2005 Retirement Strategy
Class B
Shares sold	11,953	25,956	$135,397	$296,634

Shares issued in reinvestment of dividends and distributions	2,759	971	30,434	10,938

Shares converted to Class A	(6,745)	– 0	–	(71,506)	– 0	–

Shares redeemed	(4,038)	(7,996)	(44,098)	(91,581)

Net increase	3,929	18,931	$50,227	$215,991

Class C
Shares sold	22,921	175,864	$255,412	$2,015,276

Shares issued in reinvestment of dividends and distributions	9,494	278	104,628	3,134

Shares redeemed	(135,630)	(215)	(1,420,844)	(2,506)

Net increase (decrease)	(103,215)	175,927	$(1,060,804)	$2,015,904

Advisor Class
Shares sold	23,345	12,677	$263,539	$150,856

Shares issued in reinvestment of dividends and distributions	1,002	28	11,192	315

Shares redeemed	(1,432)	(7)	(15,881)	(75)

Net increase	22,915	12,698	$258,850	$151,096

Class R
Shares sold	160,523	318,825	$1,734,725	$3,792,764

Shares issued in reinvestment of dividends and distributions	16,824	84	186,239	942

Shares redeemed	(145,602)	(14,897)	(1,581,671)	(175,295)

Net increase	31,745	304,012	$339,293	$3,618,411

Class K
Shares sold	1,689,207	621,722	$18,280,130	$7,229,835

Shares issued in reinvestment of dividends and distributions	32,012	1,613	355,648	18,229

Shares redeemed	(493,652)	(65,475)	(5,295,025)	(760,647)

Net increase	1,227,567	557,860	$13,340,753	$6,487,417

Class I
Shares sold	105,919	225,675	$1,224,124	$2,662,360

Shares issued in reinvestment of dividends and distributions	8,509	46	94,701	524

Shares redeemed	(66,707)	(108,284)	(741,453)	(1,269,992)

Net increase	47,721	117,437	$577,372	$1,392,892

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2010 Retirement Strategy
Class A
Shares sold	7,566,891	4,452,176		$85,231,825	$52,461,744

Shares issued in reinvestment of dividends and distributions	222,298	46,213		2,545,312	532,377

Shares converted from Class B	4,009	– 0	–	45,607	– 0	–

Shares redeemed	(4,933,403)	(1,400,997)		(54,106,191)	(16,554,465)

Net increase	2,859,795	3,097,392		$33,716,553	$36,439,656

Class B
Shares sold	50,464	51,361		$577,371	$594,388

Shares issued in reinvestment of dividends and distributions	3,623	1,189		41,261	13,622

Shares converted to Class A	(4,043)	– 0	–	(45,607)	– 0	–

Shares redeemed	(20,898)	(21,701)		(233,876)	(253,272)

Net increase	29,146	30,849		$339,149	$354,738

Class C
Shares sold	104,149	127,954		$1,158,468	$1,498,131

Shares issued in reinvestment of dividends and distributions	7,339	1,686		83,587	19,317

Shares redeemed	(68,204)	(23,034)		(740,593)	(272,948)

Net increase	43,284	106,606		$501,462	$1,244,500

Advisor Class
Shares sold	1,425,115	33,567		$16,692,110	$397,846

Shares issued in reinvestment of dividends and distributions	35,258	706		405,114	8,144

Shares redeemed	(276,788)	(13)		(3,165,522)	(154)

Net increase	1,183,585	34,260		$13,931,702	$405,836

Class R
Shares sold	1,521,562	697,513		$17,873,089	$8,242,613

Shares issued in reinvestment of dividends and distributions	33,360	369		381,309	4,244

Shares redeemed	(956,314)	(257,615)		(11,161,068)	(3,058,780)

Net increase	598,608	440,267		$7,093,330	$5,188,077

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2010 Retirement Strategy
Class K
Shares sold	4,221,414	3,207,870	$48,520,357	$37,884,851

Shares issued in reinvestment of dividends and distributions	177,779	10,275	2,037,347	118,368

Shares redeemed	(1,601,103)	(313,774)	(18,198,419)	(3,728,930)

Net increase	2,798,090	2,904,371	$32,359,285	$34,274,289

Class I
Shares sold	1,785,358	1,082,017	$20,083,219	$12,808,488

Shares issued in reinvestment of dividends and distributions	49,065	1,104	563,271	12,736

Shares redeemed	(1,152,186)	(173,661)	(12,716,446)	(2,090,664)

Net increase	682,237	909,460	$7,930,044	$10,730,560

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2015 Retirement Strategy
Class A
Shares sold	7,156,571	6,503,660		$82,755,999	$77,791,201

Shares issued in reinvestment of dividends and distributions	235,838	54,806		2,759,305	642,878

Shares converted from Class B	11,249	– 0	–	127,870	– 0	–

Shares redeemed	(4,255,755)	(1,842,819)		(48,540,041)	(22,186,287)

Net increase	3,147,903	4,715,647		$37,103,133	$56,247,792

Class B
Shares sold	90,052	198,803		$1,024,974	$2,345,143

Shares issued in reinvestment of dividends and distributions	8,817	2,764		102,631	32,282

Shares converted to Class A	(11,339)	– 0	–	(127,870)	– 0	–

Shares redeemed	(46,351)	(23,944)		(517,836)	(292,329)

Net increase	41,179	177,623		$481,899	$2,085,096

Class C
Shares sold	169,893	161,693		$1,913,808	$1,948,163

Shares issued in reinvestment of dividends and distributions	6,439	837		74,950	9,781

Shares redeemed	(112,468)	(2,760)		(1,253,421)	(34,318)

Net increase	63,864	159,770		$735,337	$1,923,626

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2015 Retirement Strategy
Advisor Class
Shares sold	938,121	111,942	$10,759,627	$1,366,453

Shares issued in reinvestment of dividends and distributions	6,824	350	80,178	4,111

Shares redeemed	(71,542)	(64,515)	(808,351)	(781,588)

Net increase	873,403	47,777	$10,031,454	$588,976

Class R
Shares sold	1,942,874	909,077	$21,902,752	$11,128,698

Shares issued in reinvestment of dividends and distributions	33,788	1,600	394,647	18,740

Shares redeemed	(499,655)	(135,191)	(5,600,019)	(1,647,918)

Net increase	1,477,007	775,486	$16,697,380	$9,499,520

Class K
Shares sold	6,523,200	4,880,579	$75,691,765	$58,808,606

Shares issued in reinvestment of dividends and distributions	223,444	14,192	2,618,767	166,617

Shares redeemed	(1,953,883)	(143,959)	(22,300,212)	(1,761,901)

Net increase	4,792,761	4,750,812	$56,010,320	$57,213,322

Class I
Shares sold	3,176,672	2,541,938	$35,768,820	$30,916,792

Shares issued in reinvestment of dividends and distributions	94,344	858	1,108,536	10,088

Shares redeemed	(940,897)	(421,731)	(10,658,115)	(5,232,596)

Net increase	2,330,119	2,121,065	$26,219,241	$25,694,284

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2020 Retirement Strategy
Class A
Shares sold	8,671,375	6,839,997		$101,424,375	$82,785,883

Shares issued in reinvestment of dividends and distributions	260,283	57,727		3,081,764	686,376

Shares converted from Class B	10,563	– 0	–	123,259	– 0	–

Shares redeemed	(4,309,065)	(2,046,485)		(49,202,759)	(25,368,348)

Net increase	4,633,156	4,851,239		$55,426,639	$58,103,911

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Shares	Amount
Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2020 Retirement Strategy
Class B
Shares sold	107,497	179,466	$1,253,144	$2,156,747

Shares issued in reinvestment of dividends and distributions	7,642	1,903	89,948	22,505

Shares converted to Class A	(10,666)	– 0	–	(123,259)	– 0	–

Shares redeemed	(29,967)	(23,437)	(337,578)	(284,026)

Net increase	74,506	157,932	$882,255	$1,895,226

Class C
Shares sold	254,725	153,103	$2,891,199	$1,886,661

Shares issued in reinvestment of dividends and distributions	5,964	875	70,197	10,360

Shares redeemed	(71,757)	(4,561)	(812,592)	(55,499)

Net increase	188,932	149,417	$2,148,804	$1,841,522

Advisor Class
Shares sold	837,847	151,521	$9,675,769	$1,830,101

Shares issued in reinvestment of dividends and distributions	10,093	625	120,008	7,455

Shares redeemed	(107,719)	(14,010)	(1,209,870)	(176,649)

Net increase	740,221	138,136	$8,585,907	$1,660,907

Class R
Shares sold	2,840,939	1,296,211	$32,849,262	$16,290,739

Shares issued in reinvestment of dividends and distributions	60,825	970	717,732	11,505

Shares redeemed	(981,261)	(84,517)	(11,345,611)	(1,052,943)

Net increase	1,920,503	1,212,664	$22,221,383	$15,249,301

Class K
Shares sold	9,293,537	5,750,180	$109,199,826	$70,255,018

Shares issued in reinvestment of dividends and distributions	254,289	11,362	3,015,863	135,207

Shares redeemed	(2,117,530)	(565,508)	(24,227,159)	(6,985,313)

Net increase	7,430,296	5,196,034	$87,988,530	$63,404,912

Class I
Shares sold	1,491,162	2,600,720	$17,690,725	$32,189,825

Shares issued in reinvestment of dividends and distributions	93,077	2,349	1,105,756	27,972

Shares redeemed	(722,121)	(371,065)	(8,358,128)	(4,624,618)

Net increase	862,118	2,232,004	$10,438,353	$27,593,179

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2025 Retirement Strategy
Class A
Shares sold	7,711,554	7,105,940		$91,531,448	$88,058,514

Shares issued in reinvestment of dividends and distributions	229,666	60,071		2,820,298	734,062

Shares converted from Class B	9,218	– 0	–	112,480	– 0	–

Shares redeemed	(4,567,629)	(1,708,505)		(53,679,386)	(21,636,196)

Net increase	3,382,809	5,457,506		$40,784,840	$67,156,380

Class B
Shares sold	69,297	93,869		$827,712	$1,156,589

Shares issued in reinvestment of dividends and distributions	3,987	1,135		48,557	13,774

Shares converted to Class A	(9,326)	– 0	–	(112,480)	– 0	–

Shares redeemed	(21,345)	(15,296)		(239,238)	(192,916)

Net increase	42,613	79,708		$524,551	$977,447

Class C
Shares sold	184,913	112,596		$2,165,953	$1,423,092

Shares issued in reinvestment of dividends and distributions	4,648	649		56,660	7,885

Shares redeemed	(66,936)	(3,674)		(756,320)	(47,159)

Net increase	122,625	109,571		$1,466,293	$1,383,818

Advisor Class
Shares sold	600,629	41,661		$6,961,929	$523,457

Shares issued in reinvestment of dividends and distributions	3,439	383		42,402	4,692

Shares redeemed	(43,407)	(9,513)		(485,892)	(120,132)

Net increase	560,661	32,531		$6,518,439	$408,017

Class R
Shares sold	1,770,330	924,490		$20,853,576	$12,037,155

Shares issued in reinvestment of dividends and distributions	33,313	791		409,077	9,671

Shares redeemed	(365,408)	(123,248)		(4,301,318)	(1,575,289)

Net increase	1,438,235	802,033		$16,961,335	$10,471,537

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2025 Retirement Strategy
Class K
Shares sold	7,028,187	4,349,239	$84,392,142	$54,685,779

Shares issued in reinvestment of dividends and distributions	197,070	15,827	2,423,964	193,568

Shares redeemed	(1,552,813)	(283,175)	(18,101,327)	(3,613,731)

Net increase	5,672,444	4,081,891	$68,714,779	$51,265,616

Class I
Shares sold	940,386	1,813,241	$11,456,504	$23,093,232

Shares issued in reinvestment of dividends and distributions	62,009	1,482	764,577	18,136

Shares redeemed	(282,221)	(371,440)	(3,304,713)	(4,801,287)

Net increase	720,174	1,443,283	$8,916,368	$18,310,081

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2030 Retirement Strategy
Class A
Shares sold	5,741,253	4,346,425		$68,264,824	$53,663,450

Shares issued in reinvestment of dividends and distributions	129,935	30,008		1,589,110	361,898

Shares converted from Class B	4,270	– 0	–	49,767	– 0	–

Shares redeemed	(2,703,409)	(1,008,921)		(31,271,692)	(12,704,044)

Net increase	3,172,049	3,367,512		$38,632,009	$41,321,304

Class B
Shares sold	80,188	96,323		$928,183	$1,189,778

Shares issued in reinvestment of dividends and distributions	2,550	861		30,928	10,288

Shares converted to Class A	(4,316)	– 0	–	(49,767)	– 0	–

Shares redeemed	(20,012)	(4,957)		(241,160)	(62,805)

Net increase	58,410	92,227		$668,184	$1,137,261

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2030 Retirement Strategy
Class C
Shares sold	215,345	159,264	$2,484,530	$2,027,052

Shares issued in reinvestment of dividends and distributions	3,807	336	46,218	4,026

Shares redeemed	(65,847)	(3,918)	(769,251)	(49,475)

Net increase	153,305	155,682	$1,761,497	$1,981,603

Advisor Class
Shares sold	471,423	40,145	$5,387,212	$479,929

Shares issued in reinvestment of dividends and distributions	1,635	390	20,062	4,724

Shares redeemed	(26,441)	(5,715)	(305,261)	(70,460)

Net increase	446,617	34,820	$5,102,013	$414,193

Class R
Shares sold	2,467,059	708,888	$29,557,602	$9,089,870

Shares issued in reinvestment of dividends and distributions	34,403	1,065	420,066	12,851

Shares redeemed	(722,183)	(55,246)	(8,395,601)	(699,880)

Net increase	1,779,279	654,707	$21,582,067	$8,402,841

Class K
Shares sold	6,265,995	3,232,036	$74,713,558	$40,247,705

Shares issued in reinvestment of dividends and distributions	122,714	8,666	1,502,019	104,507

Shares redeemed	(1,430,370)	(151,312)	(16,587,116)	(1,917,159)

Net increase	4,958,339	3,089,390	$59,628,461	$38,435,053

Class I
Shares sold	931,228	1,153,807	$11,116,139	$14,552,118

Shares issued in reinvestment of dividends and distributions	30,147	1,751	369,899	21,151

Shares redeemed	(441,142)	(186,487)	(5,324,315)	(2,390,284)

Net increase	520,233	969,071	$6,161,723	$12,182,985

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2035 Retirement Strategy
Class A
Shares sold	4,170,844	2,948,986		$49,254,305	$36,148,685

Shares issued in reinvestment of dividends and distributions	88,757	25,854		1,090,822	313,352

Shares converted from Class B	3,780	– 0	–	41,695	– 0	–

Shares redeemed	(2,048,067)	(566,778)		(23,864,422)	(7,155,616)

Net increase	2,215,314	2,408,062		$26,522,400	$29,306,421

Class B
Shares sold	51,154	61,624		$597,669	$761,140

Shares issued in reinvestment of dividends and distributions	1,646	568		20,100	6,855

Shares converted to Class A	(3,818)	– 0	–	(41,695)	– 0	–

Shares redeemed	(9,650)	(10,276)		(120,095)	(131,692)

Net increase	39,332	51,916		$455,979	$636,303

Class C
Shares sold	146,853	63,348		$1,701,553	$781,925

Shares issued in reinvestment of dividends and distributions	2,069	575		25,276	6,927

Shares redeemed	(56,103)	(4,917)		(643,926)	(61,596)

Net increase	92,819	59,006		$1,082,903	$727,256

Advisor Class
Shares sold	269,606	59,643		$3,130,977	$740,871

Shares issued in reinvestment of dividends and distributions	2,523	579		31,107	7,036

Shares redeemed	(28,780)	(6,976)		(345,710)	(91,496)

Net increase	243,349	53,246		$2,816,374	$656,411

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2035 Retirement Strategy
Class R
Shares sold	1,258,382	318,882	$14,659,374	$4,146,193

Shares issued in reinvestment of dividends and distributions	12,032	1,056	147,155	12,774

Shares redeemed	(196,137)	(22,583)	(2,333,033)	(289,278)

Net increase	1,074,277	297,355	$12,473,496	$3,869,689

Class K
Shares sold	4,223,202	2,181,084	$50,546,592	$27,421,467

Shares issued in reinvestment of dividends and distributions	84,491	3,671	1,038,403	44,490

Shares redeemed	(921,282)	(135,093)	(10,704,762)	(1,692,885)

Net increase	3,386,411	2,049,662	$40,880,233	$25,773,072

Class I
Shares sold	677,233	1,004,195	$8,212,800	$12,790,081

Shares issued in reinvestment of dividends and distributions	23,758	1,054	292,701	12,789

Shares redeemed	(293,159)	(387,791)	(3,424,673)	(4,974,036)

Net increase	407,832	617,458	$5,080,828	$7,828,834

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2040 Retirement Strategy
Class A
Shares sold	3,742,234	1,639,465		$45,337,956	$20,615,878

Shares issued in reinvestment of dividends and distributions	54,683	10,068		681,347	123,339

Shares converted from Class B	1,567	– 0	–	18,075	– 0	–

Shares redeemed	(1,227,235)	(304,552)		(14,621,615)	(3,895,292)

Net increase	2,571,249	1,344,981		$31,415,763	$16,843,925

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2040 Retirement Strategy
Class B
Shares sold	36,258	30,347		$448,498	$381,201

Shares issued in reinvestment of dividends and distributions	1,403	648		17,403	7,900

Shares converted to Class A	(1,579)	– 0	–	(18,075)	– 0	–

Shares redeemed	(6,841)	(5,478)		(81,623)	(71,623)

Net increase	29,241	25,517		$366,203	$317,478

Class C
Shares sold	116,926	34,420		$1,387,151	$445,264

Shares issued in reinvestment of dividends and distributions	1,010	191		12,518	2,336

Shares redeemed	(16,870)	(4,304)		(195,649)	(54,678)

Net increase	101,066	30,307		$1,204,020	$392,922

Advisor Class
Shares sold	288,033	22,746		$3,351,406	$282,432

Shares issued in reinvestment of dividends and distributions	751	296		9,400	3,635

Shares redeemed	(9,727)	(10,776)		(114,795)	(133,568)

Net increase	279,057	12,266		$3,246,011	$152,499

Class R
Shares sold	1,397,494	439,740		$17,110,045	$5,731,471

Shares issued in reinvestment of dividends and distributions	19,455	395		241,247	4,826

Shares redeemed	(489,187)	(40,142)		(5,781,762)	(513,562)

Net increase	927,762	399,993		$11,569,530	$5,222,735

Class K
Shares sold	2,570,284	1,278,218		$31,200,018	$16,205,069

Shares issued in reinvestment of dividends and distributions	42,937	2,122		534,130	25,928

Shares redeemed	(514,467)	(67,674)		(6,099,864)	(866,693)

Net increase	2,098,754	1,212,666		$25,634,284	$15,364,304

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2040 Retirement Strategy
Class I
Shares sold	708,004	692,459	$8,672,884	$8,882,663

Shares issued in reinvestment of dividends and distributions	15,535	725	193,876	8,872

Shares redeemed	(306,145)	(245,965)	(3,661,966)	(3,168,249)

Net increase	417,394	447,219	$5,204,794	$5,723,286

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

2045 Retirement Strategy
Class A
Shares sold	2,425,126	1,809,614		$28,833,021	$22,386,006

Shares issued in reinvestment of dividends and distributions	55,347	13,979		683,535	170,829

Shares converted from Class B	593	– 0	–	7,509	– 0	–

Shares redeemed	(1,004,490)	(465,269)		(11,838,242)	(5,929,992)

Net increase	1,476,576	1,358,324		$17,685,823	$16,626,843

Class B
Shares sold	9,838	15,994		$120,019	$197,966

Shares issued in reinvestment of dividends and distributions	651	234		7,982	2,839

Shares converted to Class A	(600)	– 0	–	(7,509)	– 0	–

Shares redeemed	(5,314)	(3,625)		(63,168)	(45,628)

Net increase	4,575	12,603		$57,324	$155,177

Class C
Shares sold	74,157	17,696		$865,548	$221,653

Shares issued in reinvestment of dividends and distributions	1,006	180		12,335	2,195

Shares redeemed	(8,700)	(2,318)		(105,115)	(29,458)

Net increase	66,463	15,558		$772,768	$194,390

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

2045 Retirement Strategy
Advisor Class
Shares sold	166,269	31,949	$1,938,483	$415,119

Shares issued in reinvestment of dividends and distributions	1,868	399	23,168	4,888

Shares redeemed	(25,135)	(7,764)	(295,277)	(102,292)

Net increase	143,002	24,584	$1,666,374	$317,715

Class R
Shares sold	611,959	216,531	$7,183,685	$2,798,571

Shares issued in reinvestment of dividends and distributions	8,153	447	100,193	5,440

Shares redeemed	(110,315)	(31,325)	(1,292,617)	(402,054)

Net increase	509,797	185,653	$5,991,261	$2,401,957

Class K
Shares sold	1,388,581	718,214	$16,671,993	$9,095,067

Shares issued in reinvestment of dividends and distributions	32,195	1,658	396,964	20,242

Shares redeemed	(336,295)	(27,997)	(3,966,191)	(362,232)

Net increase	1,084,481	691,875	$13,102,766	$8,753,077

Class I
Shares sold	341,951	426,728	$4,100,614	$5,429,774

Shares issued in reinvestment of dividends and distributions	7,883	410	97,359	5,005

Shares redeemed	(109,540)	(264,324)	(1,300,169)	(3,417,912)

Net increase	240,294	162,814	$2,897,804	$2,016,867

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007		Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007

2050 Retirement Strategy
Class A
Shares sold	119,248	1,000		$1,134,313	$10,002

Shares issued in reinvestment of dividends and distributions	452	– 0	–	4,457	– 0	–

Shares redeemed	(28,188)	– 0	–(b)	(260,542)	(2)

Net increase	91,512	1,000		$878,228	$10,000

Class B
Shares sold	2,729	1,000		$25,850	$10,000

Shares issued in reinvestment of dividends and distributions	3	– 0	–	27	– 0	–

Net increase	2,732	1,000		$25,877	$10,000

Class C
Shares sold	5,137	1,000		$46,273	$10,001

Shares issued in reinvestment of dividends and distributions	0 (b)	– 0	–	1	– 0	–

Shares redeemed	(17)	– 0	–(b)	(153)	(1)

Net increase	5,120	1,000		$46,121	$10,000

Advisor Class
Shares sold	42,245	1,000		$391,659	$10,000

Shares issued in reinvestment of dividends and distributions	15	– 0	–	152	– 0	–

Shares redeemed	(7,871)	– 0	–	(73,965)	– 0	–

Net increase	34,389	1,000		$317,846	$10,000

Class R
Shares sold	878,575	1,000		$8,234,935	$10,001

Shares redeemed	(849,569)	– 0	–(b)	(8,001,122)	(1)

Net increase	29,006	1,000		$233,813	$10,000

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007		Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007

2050 Retirement Strategy
Class K
Shares sold	89,019	1,000		$804,489	$10,000

Shares issued in reinvestment of dividends and distributions	35	– 0	–	344	– 0	–

Shares redeemed	(1,981)	– 0	–	(17,358)	– 0	–

Net increase	87,073	1,000		$787,475	$10,000

Class I
Shares sold	28,833	1,002		$268,518	$10,019

Shares issued in reinvestment of dividends and distributions	31	– 0	–	301	– 0	–

Shares redeemed	(4,827)	– 0	–	(44,195)	– 0	–

Net increase	24,037	1,002		$224,624	$10,019

(a)	Commencement of operations.

(b)	Amount is less than one share.

	Shares			Amount
	Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007		Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007

2055 Retirement Strategy
Class A
Shares sold	48,442	1,253		$434,062	$12,421

Shares issued in reinvestment of dividends and distributions	60	– 0	–	575	– 0	–

Shares redeemed	(8,786)	– 0	–(b)	(77,708)	(2)

Net increase	39,716	1,253		$356,929	$12,419

Class B
Shares sold	548	1,000		$5,000	$10,000

Net increase	548	1,000		$5,000	$10,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Notes to Financial Statements

	Shares				Amount
	Year Ended August 31, 2008		June 29, 2007(a) to August 31, 2007		Year Ended August 31, 2008	June 29, 2007(a) to August 31, 2007

2055 Retirement Strategy
Class C
Shares sold	3,388		1,000		$33,897	$10,001

Shares issued in reinvestment of dividends and distributions	99		– 0	–	945	– 0	–

Shares redeemed	(7)		– 0	–(b)	(63)	(1)

Net increase	3,480		1,000		$34,779	$10,000

Advisor Class
Shares sold	4,925		1,012		$44,305	$10,125

Shares issued in reinvestment of dividends and distributions	4		– 0	–	40	– 0	–

Shares redeemed	(17)		– 0	–	(157)	– 0	–

Net increase	4,912		1,012		$44,188	$10,125

Class R
Shares sold	28,001		1,000		$236,252	$10,001

Shares issued in reinvestment of dividends and distributions	– 0	–	– 0	–	2	– 0	–

Shares redeemed	(182)		– 0	–(b)	(1,574)	(1)

Net increase	27,819		1,000		$234,680	$10,000

Class K
Shares sold	41,020		1,000		$372,300	$10,000

Shares issued in reinvestment of dividends and distributions	1		– 0	–	9	– 0	–

Shares redeemed	(6,159)		– 0	–	(61,063)	– 0	–

Net increase	34,862		1,000		$311,246	$10,000

Class I
Shares sold	4,921		1,002		$42,946	$10,019

Shares issued in reinvestment of dividends and distributions	1		– 0	–	6	– 0	–

Shares redeemed	(170)		– 0	–	(1,514)	– 0	–

Net increase	4,752		1,002		$41,438	$10,019

(a)	Commencement of operations.

(b)	Amount is less than one share.

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Notes to Financial Statements

restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007 were as follows:

2000 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$534,880	$59,742
Long-term capital gains	195,352	4,673

Total distributions paid	$730,232	$64,415

2005 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$986,918	$243,509
Long-term capital gains	723,451	10,307

Total distributions paid	$1,710,369	$253,816

2010 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$4,071,398	$685,765
Long-term capital gains	1,990,917	29,435

Total distributions paid	$6,062,315	$715,200

2015 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$5,497,336	$844,938
Long-term capital gains	1,664,490	44,428

Total distributions paid	$7,161,826	$889,366

2020 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$6,127,730	$883,669
Long-term capital gains	2,082,040	31,470

Total distributions paid	$8,209,770	$915,139

2025 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$4,716,904	$967,000
Long-term capital gains	1,854,278	21,331

Total distributions paid	$6,571,182	$988,331

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

2030 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$3,160,320	$493,649
Long-term capital gains	823,222	28,033

Total distributions paid	$3,983,542	$521,682

2035 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$1,977,727	$386,871
Long-term capital gains	669,092	19,075

Total distributions paid	$2,646,819	$405,946

2040 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$1,369,602	$166,973
Long-term capital gains	320,632	10,271

Total distributions paid	$1,690,234	$177,244

2045 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$837,758	$200,630
Long-term capital gains	484,357	11,370

Total distributions paid	$1,322,115	$212,000

2050 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$6,258	$ – 0	–
Long-term capital gains		– 0	–

Total distributions paid	$6,258	$ – 0	–

2055 Retirement Strategy	2008	2007
Distributions paid from:
Ordinary income	$4,284	$ – 0	–
Long-term capital gains		– 0	–

Total distributions paid	$4,284	$ – 0	–

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Notes to Financial Statements

As of August 31, 2008 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
2000	$199,916	$400,895	$—	$(2,134,963)	$(1,534,152)
2005	382,644	1,121,684	—	(5,645,828)	(4,141,500)
2010	1,606,833	5,366,714	—	(25,813,523)	(18,839,976)
2015	2,350,972	7,693,201	—	(40,477,394)	(30,433,221)
2020	2,813,249	10,144,067	—	(55,715,993)	(42,758,677)
2025	2,142,350	9,028,305	—	(46,979,990)	(35,809,335)
2030	1,323,858	6,716,514	—	(37,639,550)	(29,599,178)
2035	717,229	4,331,176	—	(24,269,080)	(19,220,675)
2040	531,618	3,083,123	—	(18,981,029)	(15,366,288)
2045	319,933	1,827,290	—	(10,607,797)	(8,460,574)
2050	69,306	—	(19,899)	(217,820)	(168,413)
2055	10,902	—	(5,314)	(71,176)	(65,588)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. 2050 and 2055 Retirement Strategies elect to defer $19,899 and $5,314 of capital losses that are deemed to arise in the next taxable year.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15,

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Notes to Financial Statements

2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Strategies’ financial statements.

NOTE K

Subsequent Events

Recent market events have increased the volatility of the prices of certain securities held by the Underlying Portfolios. For example, subsequent to the fiscal year end of the Underlying Portfolios, the U.S. Government placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship; Lehman Brothers Holding Inc. (Lehman) filed for Chapter 11 bankruptcy; and Bank of America Corporation agreed to acquire Merrill Lynch & Co., Inc. In addition, the Federal Reserve Board, with the full support of The U.S. Department of Treasury, authorized the Federal Reserve Bank of New York to lend up to $123 billion to American International Group, Inc. The values of the positions held by the Underlying Portfolios in securities of these issuers may have been adversely impacted since the date of these financial statements. To the extent that the Underlying Portfolios continue to own these securities, the price of these securities may be subject to continued volatility. Updated information regarding the Strategies’ positions in these issuers via the Underlying Portfolios is available at the Strategies’ website at www.alliancebernstein.com.

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 11.73	$ 10.88		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.44	.31		.15
Net realized and unrealized gain (loss) on investment transactions	(1.07)	.80		.73

Net increase (decrease) in net asset value from operations	(.63)	1.11		.88

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.23)		– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.03)		– 0	–

Total dividends and distributions	(.52)	(.26)		– 0	–

Net asset value, end of period	$ 10.58	$ 11.73		$ 10.88

Total Return
Total investment return based on net asset value(c)	(5.59)%	10.32%		8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,952	$5,462		$938
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.82%	.92	%(e)	1.05	%(e)
Expenses, before waivers/reimbursements(d)	2.77%	8.86	%(e)	104.94	%(e)
Net investment income(b)	3.87%	2.82%		1.73%
Portfolio turnover rate	66%	99%		51%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 11.60	$ 10.81		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.35	.20		.14
Net realized and unrealized gain (loss) on investment transactions	(1.04)	.81		.67

Net increase (decrease) in net asset value from operations	(.69)	1.01		.81

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.03)		– 0	–

Total dividends and distributions	(.50)	(.22)		– 0	–

Net asset value, end of period	$ 10.41	$ 11.60		$ 10.81

Total Return
Total investment return based on net asset value(c)	(6.21)%	9.45%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$180	$184		$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52%	1.59	%(e)	1.75	%(e)
Expenses, before waivers/reimbursements(d)	3.50%	7.63	%(e)	169.75	%(e)
Net investment income(b)	3.14%	1.74%		1.40%
Portfolio turnover rate	66%	99%		51%

See footnote summary on page 227.

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 11.60	$ 10.81		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.36	.19		.11
Net realized and unrealized gain (loss) on investment transactions	(1.05)	.82		.70

Net increase (decrease) in net asset value from operations	(.69)	1.01		.81

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.03)		– 0	–

Total dividends and distributions	(.50)	(.22)		– 0	–

Net asset value, end of period	$ 10.41	$ 11.60		$ 10.81

Total Return
Total investment return based on net asset value(c)	(6.21)%	9.45%		8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,327	$425		$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.52%	1.60	%(e)	1.75	%(e)
Expenses, before waivers/reimbursements(d)	3.42%	9.09	%(e)	172.05	%(e)
Net investment income(b)	3.11%	1.86%		1.10%
Portfolio turnover rate	66%	99%		51%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 11.78	$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.45	.38		.27
Net realized and unrealized gain (loss) on investment transactions	(1.05)	.76		.65

Net increase (decrease) in net asset value from operations	(.60)	1.14		.92

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.03)		– 0	–

Total dividends and distributions	(.55)	(.28)		– 0	–

Net asset value, end of period	$ 10.63	$ 11.78		$ 10.92

Total Return
Total investment return based on net asset value(c)	(5.39)%	10.52%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$553	$13		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52%	.65	%(e)	.75	%(e)
Expenses, before waivers/reimbursements(d)	2.35%	9.96	%(e)	189.29	%(e)
Net investment income(b)	3.78%	3.32%		2.61%
Portfolio turnover rate	66%	99%		51%

See footnote summary on page 227.

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 11.54	$ 10.87		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.49	.17		.22
Net realized and unrealized gain (loss) on investment transactions	(1.13)	.89		.65

Net increase (decrease) in net asset value from operations	(.64)	1.06		.87

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.36)		– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.03)		– 0	–

Total dividends and distributions	(.44)	(.39)		– 0	–

Net asset value, end of period	$ 10.46	$ 11.54		$ 10.87

Total Return
Total investment return based on net asset value(c)	(5.78)%	9.85%		8.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$350	$381		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.06	%(e)	1.25	%(e)
Expenses, before waivers/reimbursements(d)	2.91%	6.87	%(e)	180.27	%(e)
Net investment income(b)	3.27%	1.85%		2.10%
Portfolio turnover rate	66%	99%		51%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 11.55	$ 10.89		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.38	.20		.23
Net realized and unrealized gain (loss) on investment transactions	(.98)	.91		.66

Net increase (decrease) in net asset value from operations	(.60)	1.11		.89

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.42)		– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.03)		– 0	–

Total dividends and distributions	(.55)	(.45)		– 0	–

Net asset value, end of period	$ 10.40	$ 11.55		$ 10.89

Total Return
Total investment return based on net asset value(c)	(5.50)%	10.31%		8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,183	$5,041		$19
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.77%	.83	%(e)	1.00	%(e)
Expenses, before waivers/reimbursements(d)	2.63%	4.40	%(e)	167.47	%(e)
Net investment income(b)	3.40%	1.83%		2.27%
Portfolio turnover rate	66%	99%		51%

See footnote summary on page 227.

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 11.60	$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.48	.22		.27
Net realized and unrealized gain (loss) on investment transactions	(1.06)	.90		.65

Net increase (decrease) in net asset value from operations	(.58)	1.12		.92

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.41)		– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.03)		– 0	–

Total dividends and distributions	(.58)	(.44)		– 0	–

Net asset value, end of period	$ 10.44	$ 11.60		$ 10.92

Total Return
Total investment return based on net asset value(c)	(5.28)%	10.43%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$768	$681		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.52%	.55	%(e)	.75	%(e)
Expenses, before waivers/reimbursements(d)	2.35%	7.92	%(e)	180.50	%(e)
Net investment income(b)	4.20%	2.09%		2.61%
Portfolio turnover rate	66%	99%		51%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.78	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.41	.29	.13
Net realized and unrealized gain (loss) on investment transactions	(1.24)	.87	.79

Net increase (decrease) in net asset value from operations	(.83)	1.16	.92

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.03)	– 0	–

Total dividends and distributions	(.60)	(.30)	– 0	–

Net asset value, end of period	$ 10.35	$ 11.78	$ 10.92

Total Return
Total investment return based on net asset value(c)	(7.39)%	10.69%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,835	$13,775	$3,898
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.88%	.95%	1.03%
Expenses, before waivers/reimbursements(d)	1.85%	3.16%	13.72%
Net investment income(b)	3.66%	2.45%	1.36%
Portfolio turnover rate	29%	45%	44%

See footnote summary on page 227.

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.66	$ 10.84	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.33	.23	.05
Net realized and unrealized gain (loss) on investment transactions	(1.23)	.85	.79

Net increase (decrease) in net asset value from operations	(.90)	1.08	.84

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.03)	– 0	–

Total dividends and distributions	(.56)	(.26)	– 0	–

Net asset value, end of period	$ 10.20	$ 11.66	$ 10.84

Total Return
Total investment return based on net asset value(c)	(8.08)%	10.01%	8.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$569	$604	$357
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.66%	1.73%
Expenses, before waivers/reimbursements(d)	2.56%	4.03%	19.10%
Net investment income(b)	2.96%	2.01%	.49%
Portfolio turnover rate	29%	45%	44%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.64	$ 10.83	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.39	.10	.07
Net realized and unrealized gain (loss) on investment transactions	(1.28)	.97	.76

Net increase (decrease) in net asset value from operations	(.89)	1.07	.83

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.03)	– 0	–

Total dividends and distributions	(.56)	(.26)	– 0	–

Net asset value, end of period	$ 10.19	$ 11.64	$ 10.83

Total Return
Total investment return based on net asset value(c)	(8.01)%	9.92%	8.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$898	$2,228	$167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.63%	1.73%
Expenses, before waivers/reimbursements(d)	2.57%	3.83%	22.53%
Net investment income(b)	3.49%	1.01%	.73%
Portfolio turnover rate	29%	45%	44%

See footnote summary on page 227.

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.82	$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.39	.15	.20
Net realized and unrealized gain (loss) on investment transactions	(1.18)	1.04	.75

Net increase (decrease) in net asset value from operations	(.79)	1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.29)	– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.03)	– 0	–

Total dividends and distributions	(.63)	(.32)	– 0	–

Net asset value, end of period	$ 10.40	$ 11.82	$ 10.95

Total Return
Total investment return based on net asset value(c)	(7.08)%	10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$381	$162	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.61%	.73%
Expenses, before waivers/reimbursements(d)	1.54%	2.47%	45.94%
Net investment income(b)	3.48%	1.49%	1.87%
Portfolio turnover rate	29%	45%	44%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.72	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.37	.08	.13
Net realized and unrealized gain (loss) on investment transactions	(1.22)	1.05	.76

Net increase (decrease) in net asset value from operations	(.85)	1.13	.89

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.03)	– 0	–

Total dividends and distributions	(.60)	(.30)	– 0	–

Net asset value, end of period	$ 10.27	$ 11.72	$ 10.89

Total Return
Total investment return based on net asset value(c)	(7.61)%	10.46%	8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,475	$3,593	$28
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08%	1.09%	1.23%
Expenses, before waivers/reimbursements(d)	2.08%	3.24%	34.65%
Net investment income(b)	3.38%	.63%	1.26%
Portfolio turnover rate	29%	45%	44%

See footnote summary on page 227.

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.75	$ 10.91	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.34	.14	.18
Net realized and unrealized gain (loss) on investment transactions	(1.16)	1.03	.73

Net increase (decrease) in net asset value from operations	(.82)	1.17	.91

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.30)	– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.03)	– 0	–

Total dividends and distributions	(.60)	(.33)	– 0	–

Net asset value, end of period	$ 10.33	$ 11.75	$ 10.91

Total Return
Total investment return based on net asset value(c)	(7.31)%	10.85%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,597	$6,734	$164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.83%	.87%	.98%
Expenses, before waivers/reimbursements(d)	1.82%	2.45%	16.01%
Net investment income(b)	3.15%	1.27%	1.80%
Portfolio turnover rate	29%	45%	44%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.79	$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.46	.22	.19
Net realized and unrealized gain (loss) on investment transactions	(1.25)	.97	.76

Net increase (decrease) in net asset value from operations	(.79)	1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.32)	– 0	–
Distributions from net realized gain on investment transactions	(.25)	(.03)	– 0	–

Total dividends and distributions	(.64)	(.35)	– 0	–

Net asset value, end of period	$ 10.36	$ 11.79	$ 10.95

Total Return
Total investment return based on net asset value(c)	(7.11)%	10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,723	$1,398	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.58%	.73%
Expenses, before waivers/reimbursements(d)	1.49%	2.84%	45.07%
Net investment income(b)	3.97%	1.48%	1.86%
Portfolio turnover rate	29%	45%	44%

See footnote summary on page 227.

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.00	$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.38	.27	.13
Net realized and unrealized gain (loss) on investment transactions	(1.36)	1.00	.87

Net increase (decrease) in net asset value from operations	(.98)	1.27	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.02)	– 0	–

Total dividends and distributions	(.49)	(.27)	– 0	–

Net asset value, end of period	$ 10.53	$ 12.00	$ 11.00

Total Return
Total investment return based on net asset value(c)	(8.48)%	11.64%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,541	$47,201	$9,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.15%	1.65%	8.18%
Net investment income(b)	3.31%	2.28%	1.39%
Portfolio turnover rate	31%	25%	7%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.88	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.30	.19	.05
Net realized and unrealized gain (loss) on investment transactions	(1.33)	.99	.87

Net increase (decrease) in net asset value from operations	(1.03)	1.18	.92

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.02)	– 0	–

Total dividends and distributions	(.42)	(.22)	– 0	–

Net asset value, end of period	$ 10.43	$ 11.88	$ 10.92

Total Return
Total investment return based on net asset value(c)	(9.00)%	10.86%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,219	$1,043	$622
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.71%	1.83%
Expenses, before waivers/reimbursements(d)	1.86%	2.42%	9.35%
Net investment income(b)	2.63%	1.58%	.47%
Portfolio turnover rate	31%	25%	7%

See footnote summary on page 227.

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.89	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.31	.18	.03
Net realized and unrealized gain (loss) on investment transactions	(1.36)	1.01	.89

Net increase (decrease) in net asset value from operations	(1.05)	1.19	.92

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.02)	– 0	–

Total dividends and distributions	(.42)	(.22)	– 0	–

Net asset value, end of period	$ 10.42	$ 11.89	$ 10.92

Total Return
Total investment return based on net asset value(c)	(9.16)%	10.95%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,420	$2,247	$899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.69%	1.83%
Expenses, before waivers/reimbursements(d)	1.86%	2.35%	8.39%
Net investment income(b)	2.77%	1.50%	.28%
Portfolio turnover rate	31%	25%	7%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.06	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.43	.29	.19
Net realized and unrealized gain (loss) on investment transactions	(1.38)	1.04	.83

Net increase (decrease) in net asset value from operations	(.95)	1.33	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.02)	– 0	–

Total dividends and distributions	(.52)	(.29)	– 0	–

Net asset value, end of period	$ 10.59	$ 12.06	$ 11.02

Total Return
Total investment return based on net asset value(c)	(8.25)%	12.12%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,164	$710	$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.69%	.83%
Expenses, before waivers/reimbursements(d)	.85%	1.36%	9.17%
Net investment income(b)	3.59%	2.44%	1.93%
Portfolio turnover rate	31%	25%	7%

See footnote summary on page 227.

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 11.98	$ 10.98	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.34	.11	.09
Net realized and unrealized gain (loss) on investment transactions	(1.34)	1.14	.89

Net increase (decrease) in net asset value from operations	(1.00)	1.25	.98

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.02)	– 0	–

Total dividends and distributions	(.48)	(.25)	– 0	–

Net asset value, end of period	$ 10.50	$ 11.98	$ 10.98

Total Return
Total investment return based on net asset value(c)	(8.70)%	11.47%	9.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,039	$5,428	$142
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10%	1.15%	1.33%
Expenses, before waivers/reimbursements(d)	1.54%	1.87%	11.87%
Net investment income(b)	2.99%	.90%	1.01%
Portfolio turnover rate	31%	25%	7%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.01	$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.39	.18	.13
Net realized and unrealized gain (loss) on investment transactions	(1.37)	1.11	.87

Net increase (decrease) in net asset value from operations	(.98)	1.29	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.26)	– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.02)	– 0	–

Total dividends and distributions	(.49)	(.28)	– 0	–

Net asset value, end of period	$ 10.54	$ 12.01	$ 11.00

Total Return
Total investment return based on net asset value(c)	(8.46)%	11.80%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,033	$37,059	$1,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85%	.93%	1.08%
Expenses, before waivers/reimbursements(d)	1.24%	1.59%	7.99%
Net investment income(b)	3.36%	1.75%	1.28%
Portfolio turnover rate	31%	25%	7%

See footnote summary on page 227.

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.05	$ 11.03	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.38	.18	.11
Net realized and unrealized gain (loss) on investment transactions	(1.33)	1.14	.92

Net increase (decrease) in net asset value from operations	(.95)	1.32	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.16)	(.02)	– 0	–

Total dividends and distributions	(.51)	(.30)	– 0	–

Net asset value, end of period	$ 10.59	$ 12.05	$ 11.03

Total Return
Total investment return based on net asset value(c)	(8.18)%	12.04%	10.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,024	$11,154	$181
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.64%	.83%
Expenses, before waivers/reimbursements(d)	.90%	1.29%	13.40%
Net investment income(b)	3.28%	1.56%	1.21%
Portfolio turnover rate	31%	25%	7%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.25	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.37	.26	.11
Net realized and unrealized gain (loss) on investment transactions	(1.60)	1.14	.98

Net increase (decrease) in net asset value from operations	(1.23)	1.40	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.24)	– 0	–

Net asset value, end of period	$ 10.60	$ 12.25	$ 11.09

Total Return
Total investment return based on net asset value(c)	(10.35)%	12.75%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91,231	$66,921	$8,277
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94%	1.02%	1.13%
Expenses, before waivers/reimbursements(d)	1.10%	1.42%	8.93%
Net investment income(b)	3.21%	2.12%	1.12%
Portfolio turnover rate	6%	13%	12%

See footnote summary on page 227.

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.14	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29	.18	.05
Net realized and unrealized gain (loss) on investment transactions	(1.59)	1.13	.97

Net increase (decrease) in net asset value from operations	(1.30)	1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.35)	(.19)	– 0	–

Net asset value, end of period	$ 10.49	$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	(11.00)%	11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,445	$3,487	$1,207
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.72%	1.83%
Expenses, before waivers/reimbursements(d)	1.81%	2.12%	10.01%
Net investment income(b)	2.57%	1.49%	.48%
Portfolio turnover rate	6%	13%	12%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.14	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.30	.13	.07
Net realized and unrealized gain (loss) on investment transactions	(1.60)	1.18	.95

Net increase (decrease) in net asset value from operations	(1.30)	1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.35)	(.19)	– 0	–

Net asset value, end of period	$ 10.49	$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	(11.00)%	11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,705	$2,356	$378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.70%	1.83%
Expenses, before waivers/reimbursements(d)	1.81%	2.05%	10.90%
Net investment income(b)	2.61%	1.06%	.68%
Portfolio turnover rate	6%	13%	12%

See footnote summary on page 227.

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.32	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.33	.28	.07
Net realized and unrealized gain (loss) on investment transactions	(1.53)	1.17	1.06

Net increase (decrease) in net asset value from operations	(1.20)	1.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.45)	(.26)	– 0	–

Net asset value, end of period	$ 10.67	$ 12.32	$ 11.13

Total Return
Total investment return based on net asset value(c)	(10.10)%	13.11%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,945	$726	$124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.69%	.83%
Expenses, before waivers/reimbursements(d)	.82%	.99%	24.93%
Net investment income(b)	2.87%	2.15%	.90%
Portfolio turnover rate	6%	13%	12%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.22	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.30	.14	.10
Net realized and unrealized gain (loss) on investment transactions	(1.55)	1.24	.97

Net increase (decrease) in net asset value from operations	(1.25)	1.38	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.41)	(.23)	– 0	–

Net asset value, end of period	$ 10.56	$ 12.22	$ 11.07

Total Return
Total investment return based on net asset value(c)	(10.59)%	12.56%	10.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,178	$9,928	$410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.14%	1.18%	1.33%
Expenses, before waivers/reimbursements(d)	1.49%	1.76%	9.30%
Net investment income(b)	2.67%	1.21%	.98%
Portfolio turnover rate	6%	13%	12%

See footnote summary on page 227.

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.26	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.36	.17	.09
Net realized and unrealized gain (loss) on investment transactions	(1.59)	1.23	1.01

Net increase (decrease) in net asset value from operations	(1.23)	1.40	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.24)	– 0	–

Net asset value, end of period	$ 10.61	$ 12.26	$ 11.10

Total Return
Total investment return based on net asset value(c)	(10.35)%	12.77%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,443	$63,056	$4,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89%	.95%	1.08%
Expenses, before waivers/reimbursements(d)	1.18%	1.38%	8.55%
Net investment income(b)	3.15%	1.55%	.96%
Portfolio turnover rate	6%	13%	12%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.31	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.37	.18	.10
Net realized and unrealized gain (loss) on investment transactions	(1.57)	1.26	1.03

Net increase (decrease) in net asset value from operations	(1.20)	1.44	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.45)	(.26)	– 0	–

Net asset value, end of period	$ 10.66	$ 12.31	$ 11.13

Total Return
Total investment return based on net asset value(c)	(10.12)%	13.09%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,753	$26,459	$308
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.66%	.83%
Expenses, before waivers/reimbursements(d)	.84%	1.07%	11.87%
Net investment income(b)	3.24%	1.46%	1.10%
Portfolio turnover rate	6%	13%	12%

See footnote summary on page 227.

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.41	$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.35	.26	.09
Net realized and unrealized gain (loss) on investment transactions	(1.79)	1.21	1.09

Net increase (decrease) in net asset value from operations	(1.44)	1.47	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.40)	(.24)	– 0	–

Net asset value, end of period	$ 10.57	$ 12.41	$ 11.18

Total Return
Total investment return based on net asset value(c)	(11.97)%	13.20%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,315	$70,858	$9,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	1.06%	1.18%
Expenses, before waivers/reimbursements(d)	1.09%	1.41%	8.52%
Net investment income(b)	3.02%	2.02%	.93%
Portfolio turnover rate	4%	16%	5%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.29	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.16	.04
Net realized and unrealized gain (loss) on investment transactions	(1.78)	1.21	1.06

Net increase (decrease) in net asset value from operations	(1.51)	1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.33)	(.18)	– 0	–

Net asset value, end of period	$ 10.45	$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(12.60)%	12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,354	$3,029	$982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	1.81%	2.10%	9.59%
Net investment income(b)	2.38%	1.31%	.41%
Portfolio turnover rate	4%	16%	5%

See footnote summary on page 227.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.29	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25	.13	.03
Net realized and unrealized gain (loss) on investment transactions	(1.75)	1.24	1.07

Net increase (decrease) in net asset value from operations	(1.50)	1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.33)	(.18)	– 0	–

Net asset value, end of period	$ 10.46	$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	(12.52)%	12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,089	$2,484	$585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.74%	1.88%
Expenses, before waivers/reimbursements(d)	1.80%	2.07%	9.83%
Net investment income(b)	2.18%	1.09%	.32%
Portfolio turnover rate	4%	16%	5%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.48	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.35	.25	.10
Net realized and unrealized gain (loss) on investment transactions	(1.77)	1.27	1.11

Net increase (decrease) in net asset value from operations	(1.42)	1.52	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 10.64	$ 12.48	$ 11.21

Total Return
Total investment return based on net asset value(c)	(11.72)%	13.66%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,382	$1,769	$41
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.71%	.88%
Expenses, before waivers/reimbursements(d)	.80%	.98%	29.32%
Net investment income(b)	3.01%	1.94%	1.14%
Portfolio turnover rate	4%	16%	5%

See footnote summary on page 227.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.37	$ 11.16	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.31	.08	.03
Net realized and unrealized gain (loss) on investment transactions	(1.77)	1.37	1.13

Net increase (decrease) in net asset value from operations	(1.46)	1.45	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.39)	(.24)	– 0	–

Net asset value, end of period	$ 10.52	$ 12.37	$ 11.16

Total Return
Total investment return based on net asset value(c)	(12.16)%	13.05%	11.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,421	$15,551	$502
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.18%	1.21%	1.38%
Expenses, before waivers/reimbursements(d)	1.46%	1.77%	9.73%
Net investment income(b)	2.73%	.69%	.28%
Portfolio turnover rate	4%	16%	5%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.43	$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.35	.15	.09
Net realized and unrealized gain (loss) on investment transactions	(1.79)	1.33	1.09

Net increase (decrease) in net asset value from operations	(1.44)	1.48	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.40)	(.23)	– 0	–

Net asset value, end of period	$ 10.59	$ 12.43	$ 11.18

Total Return
Total investment return based on net asset value(c)	(11.94)%	13.36%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$137,794	$69,380	$4,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93%	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.16%	1.40%	7.64%
Net investment income(b)	2.98%	1.41%	.96%
Portfolio turnover rate	4%	16%	5%

See footnote summary on page 227.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.47	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.39	.19	.09
Net realized and unrealized gain (loss) on investment transactions	(1.81)	1.32	1.12

Net increase (decrease) in net asset value from operations	(1.42)	1.51	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.10)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 10.63	$ 12.47	$ 11.21

Total Return
Total investment return based on net asset value(c)	(11.76)%	13.61%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,966	$29,077	$1,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.70%	.88%
Expenses, before waivers/reimbursements(d)	.83%	1.08%	8.67%
Net investment income(b)	3.34%	1.46%	.98%
Portfolio turnover rate	4%	16%	5%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.82	$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.33	.25	.08
Net realized and unrealized gain (loss) on investment transactions	(1.96)	1.37	1.36

Net increase (decrease) in net asset value from operations	(1.63)	1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.40)	(.24)	– 0	–

Net asset value, end of period	$ 10.79	$ 12.82	$ 11.44

Total Return
Total investment return based on net asset value(c)	(13.13)%	14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102,304	$78,182	$7,332
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	1.08%	1.18%
Expenses, before waivers/reimbursements(d)	1.17%	1.41%	8.73%
Net investment income(b)	2.81%	1.92%	.79%
Portfolio turnover rate	3%	11%	6%

See footnote summary on page 227.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.67	$ 11.35	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.15	.01
Net realized and unrealized gain (loss) on investment transactions	(1.95)	1.36	1.34

Net increase (decrease) in net asset value from operations	(1.69)	1.51	1.35

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.33)	(.19)	– 0	–

Net asset value, end of period	$ 10.65	$ 12.67	$ 11.35

Total Return
Total investment return based on net asset value(c)	(13.66)%	13.36%	13.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,795	$1,596	$525
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.78%	1.88%
Expenses, before waivers/reimbursements(d)	1.90%	2.10%	10.10%
Net investment income(b)	2.16%	1.17%	.06%
Portfolio turnover rate	3%	11%	6%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.69	$ 11.36	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24	.12	.00	(f)
Net realized and unrealized gain (loss) on investment transactions	(1.95)	1.40	1.36

Net increase (decrease) in net asset value from operations	(1.71)	1.52	1.36

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.33)	(.19)	– 0	–

Net asset value, end of period	$ 10.65	$ 12.69	$ 11.36

Total Return
Total investment return based on net asset value(c)	(13.80)%	13.44%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,835	$1,821	$386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	1.89%	2.09%	9.47%
Net investment income(b)	2.00%	.95%	.04%
Portfolio turnover rate	3%	11%	6%

See footnote summary on page 227.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.88	$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29	.27	.12
Net realized and unrealized gain (loss) on investment transactions	(1.90)	1.39	1.35

Net increase (decrease) in net asset value from operations	(1.61)	1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 10.85	$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	(12.87)%	14.55%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,660	$684	$236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.77%	.88%
Expenses, before waivers/reimbursements(d)	.90%	1.09%	9.42%
Net investment income(b)	2.51%	2.12%	1.09%
Portfolio turnover rate	3%	11%	6%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.81	$ 11.41	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.07	.07
Net realized and unrealized gain (loss) on investment transactions	(1.93)	1.53	1.34

Net increase (decrease) in net asset value from operations	(1.66)	1.60	1.41

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.38)	(.20)	– 0	–

Net asset value, end of period	$ 10.77	$ 12.81	$ 11.41

Total Return
Total investment return based on net asset value(c)	(13.30)%	14.07%	14.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,582	$10,812	$478
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.23%	1.38%
Expenses, before waivers/reimbursements(d)	1.53%	1.76%	7.73%
Net investment income(b)	2.35%	.57%	.69%
Portfolio turnover rate	3%	11%	6%

See footnote summary on page 227.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.83	$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.33	.17	.10
Net realized and unrealized gain (loss) on investment transactions	(1.95)	1.45	1.34

Net increase (decrease) in net asset value from operations	(1.62)	1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.40)	(.23)	– 0	–

Net asset value, end of period	$ 10.81	$ 12.83	$ 11.44

Total Return
Total investment return based on net asset value(c)	(13.02)%	14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,995	$60,216	$6,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	1.01%	1.13%
Expenses, before waivers/reimbursements(d)	1.24%	1.41%	6.67%
Net investment income(b)	2.79%	1.44%	.96%
Portfolio turnover rate	3%	11%	6%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.88	$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.38	.17	.07
Net realized and unrealized gain (loss) on investment transactions	(1.99)	1.49	1.40

Net increase (decrease) in net asset value from operations	(1.61)	1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.11)	(.01)	– 0	–

Total dividends and distributions	(.42)	(.25)	– 0	–

Net asset value, end of period	$ 10.85	$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	(12.88)%	14.60%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,079	$19,306	$639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.72%	.88%
Expenses, before waivers/reimbursements(d)	.90%	1.08%	7.62%
Net investment income(b)	3.15%	1.27%	.79%
Portfolio turnover rate	3%	11%	6%

See footnote summary on page 227.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.70	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.30	.19	.03
Net realized and unrealized gain (loss) on investment transactions	(2.00)	1.50	1.21

Net increase (decrease) in net asset value from operations	(1.70)	1.69	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	(.02)	– 0	–

Total dividends and distributions	(.31)	(.23)	– 0	–

Net asset value, end of period	$ 10.69	$ 12.70	$ 11.24

Total Return
Total investment return based on net asset value(c)	(13.67)%	15.08%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,959	$47,575	$4,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.09%	1.19	%(e)
Expenses, before waivers/reimbursements(d)	1.23%	1.72%	13.11	%(e)
Net investment income(b)	2.53%	1.54%	.35%
Portfolio turnover rate	4%	6%	7%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.56	$ 11.14	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.22	.11	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.49	1.15

Net increase (decrease) in net asset value from operations	(1.76)	1.60	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	(.02)	– 0	–

Total dividends and distributions	(.25)	(.18)	– 0	–

Net asset value, end of period	$ 10.55	$ 12.56	$ 11.14

Total Return
Total investment return based on net asset value(c)	(14.29)%	14.35%	11.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,944	$1,580	$374
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.78%	1.89	%(e)
Expenses, before waivers/reimbursements(d)	1.96%	2.38%	16.08	%(e)
Net investment income (loss)(b)	1.87%	.89%	(.14)%
Portfolio turnover rate	4%	6%	7%
See footnote summary on page 227.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.58	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.20	.03	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.97)	1.58	1.18

Net increase (decrease) in net asset value from operations	(1.77)	1.61	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	(.02)	– 0	–

Total dividends and distributions	(.25)	(.18)	– 0	–

Net asset value, end of period	$ 10.56	$ 12.58	$ 11.15

Total Return
Total investment return based on net asset value(c)	(14.34)%	14.42%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,480	$2,217	$230
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.76%	1.89	%(e)
Expenses, before waivers/reimbursements(d)	1.95%	2.26%	15.16	% (e)
Net investment income (loss)(b)	1.72%	.26%	(.26)%
Portfolio turnover rate	4%	6%	7%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.76	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24	.27	.09
Net realized and unrealized gain (loss) on investment transactions	(1.90)	1.47	1.17

Net increase (decrease) in net asset value from operations	(1.66)	1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	(.02)	– 0	–

Total dividends and distributions	(.34)	(.24)	– 0	–

Net asset value, end of period	$ 10.76	$ 12.76	$ 11.26

Total Return
Total investment return based on net asset value(c)	(13.36)%	15.53%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,209	$480	$31
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.80%	.89	%(e)
Expenses, before waivers/reimbursements(d)	.94%	1.48%	22.50	%(e)
Net investment income(b)	2.10%	2.06%	.88%
Portfolio turnover rate	4%	6%	7%

See footnote summary on page 227.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.69	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.26	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.61	1.25

Net increase (decrease) in net asset value from operations	(1.72)	1.67	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	(.02)	– 0	–

Total dividends and distributions	(.31)	(.22)	– 0	–

Net asset value, end of period	$ 10.66	$ 12.69	$ 11.24

Total Return
Total investment return based on net asset value(c)	(13.87)%	14.88%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,546	$9,026	$636
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.26%	1.39	%(e)
Expenses, before waivers/reimbursements(d)	1.57%	2.00%	13.25	%(e)
Net investment income (loss)(b)	2.19%	.54%	(.10)%
Portfolio turnover rate	4%	6%	7%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.71	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29	.12	.04
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.59	1.20

Net increase (decrease) in net asset value from operations	(1.69)	1.71	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	(.02)	– 0	–

Total dividends and distributions	(.32)	(.24)	– 0	–

Net asset value, end of period	$ 10.70	$ 12.71	$ 11.24

Total Return
Total investment return based on net asset value(c)	(13.64)%	15.24%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$88,751	$42,433	$2,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	1.02%	1.14	%(e)
Expenses, before waivers/reimbursements(d)	1.28%	1.60%	10.94	%(e)
Net investment income(b)	2.47%	1.07%	.43%
Portfolio turnover rate	4%	6%	7%

See footnote summary on page 227.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.75	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.32	.14	.09
Net realized and unrealized gain (loss) on investment transactions	(1.99)	1.60	1.17

Net increase (decrease) in net asset value from operations	(1.67)	1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.07)	(.02)	– 0	–

Total dividends and distributions	(.34)	(.25)	– 0	–

Net asset value, end of period	$ 10.74	$ 12.75	$ 11.26

Total Return
Total investment return based on net asset value(c)	(13.46)%	15.54%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,718	$13,213	$755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.75%	.89	%(e)
Expenses, before waivers/reimbursements(d)	.95%	1.26%	14.42	%(e)
Net investment income(b)	2.72%	1.08%	.88%
Portfolio turnover rate	4%	6%	7%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.78	$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.19	.03
Net realized and unrealized gain (loss) on investment transactions	(2.02)	1.50	1.27

Net increase (decrease) in net asset value from operations	(1.75)	1.69	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.08)	(.01)	– 0	–

Total dividends and distributions	(.32)	(.21)	– 0	–

Net asset value, end of period	$ 10.71	$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	(14.02)%	15.09%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,620	$34,491	$3,290
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.09%	1.20	%(e)
Expenses, before waivers/reimbursements(d)	1.36%	1.96%	17.78	%(e)
Net investment income(b)	2.31%	1.48%	.35%
Portfolio turnover rate	4%	5%	10%

See footnote summary on page 227.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.65	$ 11.22	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.19	.10	(.05)
Net realized and unrealized gain (loss) on investment transactions	(2.01)	1.49	1.27

Net increase (decrease) in net asset value from operations	(1.82)	1.59	1.22

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.08)	(.01)	– 0	–

Total dividends and distributions	(.24)	(.16)	– 0	–

Net asset value, end of period	$ 10.59	$ 12.65	$ 11.22

Total Return
Total investment return based on net asset value(c)	(14.64)%	14.27%	12.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,296	$1,051	$350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.78%	1.90	%(e)
Expenses, before waivers/reimbursements(d)	2.08%	2.65%	20.23	%(e)
Net investment income (loss)(b)	1.58%	.79%	(.47)%
Portfolio turnover rate	4%	5%	10%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.65	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.17	.08	(.04)
Net realized and unrealized gain (loss) on investment transactions	(1.99)	1.52	1.25

Net increase (decrease) in net asset value from operations	(1.82)	1.60	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.08)	(.01)	– 0	–

Total dividends and distributions	(.24)	(.16)	– 0	–

Net asset value, end of period	$ 10.59	$ 12.65	$ 11.21

Total Return
Total investment return based on net asset value(c)	(14.64)%	14.37%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,984	$1,196	$398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.78%	1.90	%(e)
Expenses, before waivers/reimbursements(d)	2.08%	2.63%	19.62	%(e)
Net investment income (loss)(b)	1.48%	.61%	(.38)%
Portfolio turnover rate	4%	5%	10%

See footnote summary on page 227.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.84	$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.22	.05
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.52	1.27

Net increase (decrease) in net asset value from operations	(1.72)	1.74	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.08)	(.01)	– 0	–

Total dividends and distributions	(.35)	(.22)	– 0	–

Net asset value, end of period	$ 10.77	$ 12.84	$ 11.32

Total Return
Total investment return based on net asset value(c)	(13.77)%	15.54%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,410	$942	$228
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.78%	.90	%(e)
Expenses, before waivers/reimbursements(d)	1.08%	1.63%	19.84	%(e)
Net investment income(b)	2.21%	1.68%	.54%
Portfolio turnover rate	4%	5%	10%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.72	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.19	.07	(.02)
Net realized and unrealized gain (loss) on investment transactions	(1.96)	1.59	1.28

Net increase (decrease) in net asset value from operations	(1.77)	1.66	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.08)	(.01)	– 0	–

Total dividends and distributions	(.31)	(.20)	– 0	–

Net asset value, end of period	$ 10.64	$ 12.72	$ 11.26

Total Return
Total investment return based on net asset value(c)	(14.23)%	14.86%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,155	$4,446	$587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.27%	1.40	%(e)
Expenses, before waivers/reimbursements(d)	1.67%	2.27%	17.88	%(e)
Net investment income (loss)(b)	1.71%	.56%	(.25)%
Portfolio turnover rate	4%	5%	10%

See footnote summary on page 227.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.78	$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.09	.03
Net realized and unrealized gain (loss) on investment transactions	(2.02)	1.61	1.27

Net increase (decrease) in net asset value from operations	(1.75)	1.70	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.08)	(.01)	– 0	–

Total dividends and distributions	(.33)	(.22)	– 0	–

Net asset value, end of period	$ 10.70	$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	(14.03)%	15.16%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,621	$27,908	$1,511
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	1.02%	1.15	%(e)
Expenses, before waivers/reimbursements(d)	1.37%	1.75%	18.95	%(e)
Net investment income(b)	2.29%	.86%	.28%
Portfolio turnover rate	4%	5%	10%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007	2006

Net asset value, beginning of period	$ 12.83	$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.32	.11	.05
Net realized and unrealized gain (loss) on investment transactions	(2.05)	1.64	1.27

Net increase (decrease) in net asset value from operations	(1.73)	1.75	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.08)	(.01)	– 0	–

Total dividends and distributions	(.35)	(.24)	– 0	–

Net asset value, end of period	$ 10.75	$ 12.83	$ 11.32

Total Return
Total investment return based on net asset value(c)	(13.83)%	15.56%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,536	$8,530	$539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.74%	.90	%(e)
Expenses, before waivers/reimbursements(d)	1.03%	1.43%	16.65	%(e)
Net investment income(b)	2.62%	.81%	.54%
Portfolio turnover rate	4%	5%	10%

See footnote summary on page 227.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.89	$ 11.38		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25	.17		.02
Net realized and unrealized gain (loss) on investment transactions	(2.00)	1.57		1.36

Net increase (decrease) in net asset value from operations	(1.75)	1.74		1.38

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.21)		– 0	–
Distributions from net realized gain on investment transactions	(.05)	(.02)		– 0	–

Total dividends and distributions	(.28)	(.23)		– 0	–

Net asset value, end of period	$ 10.86	$ 12.89		$ 11.38

Total Return
Total investment return based on net asset value(c)	(13.89)%	15.32%		13.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,222	$19,340		$1,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.10	%(e)	1.21	%(e)
Expenses, before waivers/reimbursements(d)	1.49%	2.94	%(e)	32.68	%(e)
Net investment income(b)	2.12%	1.32%		.20%
Portfolio turnover rate	6%	7%		20%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.78	$ 11.31		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.20	.11		(.05)
Net realized and unrealized gain (loss) on investment transactions	(2.03)	1.52		1.36

Net increase (decrease) in net asset value from operations	(1.83)	1.63		1.31

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.05)	(.02)		– 0	–

Total dividends and distributions	(.20)	(.16)		– 0	–

Net asset value, end of period	$ 10.75	$ 12.78		$ 11.31

Total Return
Total investment return based on net asset value(c)	(14.50)%	14.48%		13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,093	$925		$530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.82	%(e)	1.91	%(e)
Expenses, before waivers/reimbursements(d)	2.21%	4.15	%(e)	35.10	%(e)
Net investment income (loss)(b)	1.69%	.91%		(.50)%
Portfolio turnover rate	6%	7%		20%

See footnote summary on page 227.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.78	$ 11.31		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.15	.08		(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.55		1.34

Net increase (decrease) in net asset value from operations	(1.83)	1.63		1.31

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.05)	(.02)		– 0	–

Total dividends and distributions	(.20)	(.16)		– 0	–

Net asset value, end of period	$ 10.75	$ 12.78		$ 11.31

Total Return
Total investment return based on net asset value(c)	(14.50)%	14.48%		13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,561	$563		$155
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.80	%(e)	1.91	%(e)
Expenses, before waivers/reimbursements(d)	2.22%	3.94	%(e)	42.81	%(e)
Net investment income (loss)(b)	1.30%	.63%		(.32)%
Portfolio turnover rate	6%	7%		20%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.95	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.21	.31		.10
Net realized and unrealized gain (loss) on investment transactions	(1.93)	1.46		1.32

Net increase (decrease) in net asset value from operations	(1.72)	1.77		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.05)	(.02)		– 0	–

Total dividends and distributions	(.30)	(.24)		– 0	–

Net asset value, end of period	$ 10.93	$ 12.95		$ 11.42

Total Return
Total investment return based on net asset value(c)	(13.61)%	15.56%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,254	$242		$74
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.81	%(e)	.91	%(e)
Expenses, before waivers/reimbursements(d)	1.20%	3.06	%(e)	55.18	%(e)
Net investment income(b)	1.81%	2.37%		.97%
Portfolio turnover rate	6%	7%		20%

See footnote summary on page 227.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.84	$ 11.37		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25	.00	(f)	.01
Net realized and unrealized gain (loss) on investment transactions	(2.02)	1.71		1.36

Net increase (decrease) in net asset value from operations	(1.77)	1.71		1.37

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.22)		– 0	–
Distributions from net realized gain on investment transactions	(.05)	(.02)		– 0	–

Total dividends and distributions	(.28)	(.24)		– 0	–

Net asset value, end of period	$ 10.79	$ 12.84		$ 11.37

Total Return
Total investment return based on net asset value(c)	(14.09)%	15.08%		13.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,496	$5,335		$177
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.26	%(e)	1.41	%(e)
Expenses, before waivers/reimbursements(d)	1.76%	3.07	%(e)	36.08	%(e)
Net investment income(b)	2.06%	.01%		.06%
Portfolio turnover rate	6%	7%		20%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.88	$ 11.40		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.09		.05
Net realized and unrealized gain (loss) on investment transactions	(2.01)	1.66		1.35

Net increase (decrease) in net asset value from operations	(1.74)	1.75		1.40

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.05)	(.02)		– 0	–

Total dividends and distributions	(.29)	(.27)		– 0	–

Net asset value, end of period	$ 10.85	$ 12.88		$ 11.40

Total Return
Total investment return based on net asset value(c)	(13.83)%	15.40%		14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,392	$16,181		$501
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	1.03	%(e)	1.16	%(e)
Expenses, before waivers/reimbursements(d)	1.47%	2.46	%(e)	33.28	%(e)
Net investment income(b)	2.27%	.85%		.53%
Portfolio turnover rate	6%	7%		20%

See footnote summary on page 227.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.92	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.31	.11		.05
Net realized and unrealized gain (loss) on investment transactions	(2.03)	1.67		1.37

Net increase (decrease) in net asset value from operations	(1.72)	1.78		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.05)	(.02)		– 0	–

Total dividends and distributions	(.30)	(.28)		– 0	–

Net asset value, end of period	$ 10.90	$ 12.92		$ 11.42

Total Return
Total investment return based on net asset value(c)	(13.60)%	15.67%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,682	$6,087		$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.76	%(e)	.91	%(e)
Expenses, before waivers/reimbursements(d)	1.14%	1.92	%(e)	29.45	%(e)
Net investment income(b)	2.59%	.86%		.48%
Portfolio turnover rate	6%	7%		20%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class A
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.90	$ 11.42		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.19		.04
Net realized and unrealized gain (loss) on investment transactions	(2.03)	1.49		1.38

Net increase (decrease) in net asset value from operations	(1.77)	1.68		1.42

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.14)	(.01)		– 0	–

Total dividends and distributions	(.37)	(.20)		– 0	–

Net asset value, end of period	$ 10.76	$ 12.90		$ 11.42

Total Return
Total investment return based on net asset value(c)	(14.12)%	14.85%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,511	$18,710		$1,057
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.11	%(e)	1.23	%(e)
Expenses, before waivers/reimbursements(d)	1.82%	2.91	%(e)	44.80	%(e)
Net investment income(b)	2.23%	1.49%		.44%
Portfolio turnover rate	5%	13%		13%

See footnote summary on page 227.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class B
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.76	$ 11.34		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.21	.10		(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.03)	1.47		1.37

Net increase (decrease) in net asset value from operations	(1.82)	1.57		1.34

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.14)	(.01)		– 0	–

Total dividends and distributions	(.30)	(.15)		– 0	–

Net asset value, end of period	$ 10.64	$ 12.76		$ 11.34

Total Return
Total investment return based on net asset value(c)	(14.60)%	13.96%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$314	$319		$140
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.81	%(e)	1.93	%(e)
Expenses, before waivers/reimbursements(d)	2.54%	3.97	%(e)	54.54	%(e)
Net investment income (loss)(b)	1.73%	.77%		(.28)%
Portfolio turnover rate	5%	13%		13%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class C
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.76	$ 11.34		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16	.11		(.07)
Net realized and unrealized gain (loss) on investment transactions	(1.99)	1.46		1.41

Net increase (decrease) in net asset value from operations	(1.83)	1.57		1.34

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.14)	(.01)		– 0	–

Total dividends and distributions	(.30)	(.15)		– 0	–

Net asset value, end of period	$ 10.63	$ 12.76		$ 11.34

Total Return
Total investment return based on net asset value(c)	(14.68)%	13.96%		13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$993	$344		$129
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.81	%(e)	1.93	%(e)
Expenses, before waivers/reimbursements(d)	2.55%	4.04	%(e)	66.89	%(e)
Net investment income (loss)(b)	1.35%	.91%		(.73)%
Portfolio turnover rate	5%	13%		13%

See footnote summary on page 227.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.95	$ 11.45		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25	.24		.09
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.47		1.36

Net increase (decrease) in net asset value from operations	(1.73)	1.71		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.20)		– 0	–
Distributions from net realized gain on investment transactions	(.14)	(.01)		– 0	–

Total dividends and distributions	(.39)	(.21)		– 0	–

Net asset value, end of period	$ 10.83	$ 12.95		$ 11.45

Total Return
Total investment return based on net asset value(c)	(13.74)%	15.08%		14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,046	$596		$245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.80	%(e)	.93	%(e)
Expenses, before waivers/reimbursements(d)	1.52%	3.13	%(e)	52.18	%(e)
Net investment income(b)	2.19%	1.85%		.85%
Portfolio turnover rate	5%	13%		13%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class R
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.84	$ 11.40		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20	.05		.02
Net realized and unrealized gain (loss) on investment transactions	(1.98)	1.59		1.38

Net increase (decrease) in net asset value from operations	(1.78)	1.64		1.40

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.19)		– 0	–
Distributions from net realized gain on investment transactions	(.14)	(.01)		– 0	–

Total dividends and distributions	(.36)	(.20)		– 0	–

Net asset value, end of period	$ 10.70	$ 12.84		$ 11.40

Total Return
Total investment return based on net asset value(c)	(14.22)%	14.50%		14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,636	$2,620		$210
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.27	%(e)	1.43	%(e)
Expenses, before waivers/reimbursements(d)	2.01%	3.18	%(e)	45.90	%(e)
Net investment income(b)	1.72%	.40%		.17%
Portfolio turnover rate	5%	13%		13%

See footnote summary on page 227.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class K
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.88	$ 11.43		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.11		.04
Net realized and unrealized gain (loss) on investment transactions	(2.03)	1.56		1.39

Net increase (decrease) in net asset value from operations	(1.76)	1.67		1.43

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.21)		– 0	–
Distributions from net realized gain on investment transactions	(.14)	(.01)		– 0	–

Total dividends and distributions	(.38)	(.22)		– 0	–

Net asset value, end of period	$ 10.74	$ 12.88		$ 11.43

Total Return
Total investment return based on net asset value(c)	(14.03)%	14.76%		14.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,539	$9,458		$484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	1.04	%(e)	1.18	%(e)
Expenses, before waivers/reimbursements(d)	1.72%	2.62	%(e)	44.54	%(e)
Net investment income(b)	2.29%	1.04%		.43%
Portfolio turnover rate	5%	13%		13%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class I
	Year Ended August 31,
	2008	2007		2006

Net asset value, beginning of period	$ 12.92	$ 11.45		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.30	.12		.04
Net realized and unrealized gain (loss) on investment transactions	(2.04)	1.59		1.41

Net increase (decrease) in net asset value from operations	(1.74)	1.71		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.23)		– 0	–
Distributions from net realized gain on investment transactions	(.14)	(.01)		– 0	–

Total dividends and distributions	(.40)	(.24)		– 0	–

Net asset value, end of period	$ 10.78	$ 12.92		$ 11.45

Total Return
Total investment return based on net asset value(c)	(13.85)%	15.08%		14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,439	$2,213		$97
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.75	%(e)	.93	%(e)
Expenses, before waivers/reimbursements(d)	1.37%	2.13	%(e)	52.64	%(e)
Net investment income(b)	2.48%	.78%		.39%
Portfolio turnover rate	5%	13%		13%

See footnote summary on page 227.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class A
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.15	(i)	(.02)
Net realized and unrealized loss on investment transactions	(1.27)		(.12)

Net decrease in net asset value from operations	(1.12)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.15)		– 0	–

Net asset value, end of period	$ 8.59		$ 9.86

Total Return
Total investment return based on net asset value(c)	(11.53)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$795		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%		1.09	%(e)(h)
Expenses, before waivers/reimbursements(d)	54.01%		649.75	%(e)(h)
Net investment income (loss)(b)	1.66	%(i)	(1.02	)%(h)
Portfolio turnover rate	893%		8%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class B
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	(i)	(.03)
Net realized and unrealized loss on investment transactions	(1.29)		(.12)

Net decrease in net asset value from operations	(1.18)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.10)		– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.11)		– 0	–

Net asset value, end of period	$ 8.56		$ 9.85

Total Return
Total investment return based on net asset value(c)	(12.11)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%		1.79	%(e)(h)
Expenses, before waivers/reimbursements(d)	71.00%		649.78	%(e)(h)
Net investment income (loss)(b)	1.27	%(i)	(1.72	)%(h)
Portfolio turnover rate	893%		8%

See footnote summary on page 227.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class C
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	(i)	(.03)
Net realized and unrealized loss on investment transactions	(1.26)		(.12)

Net decrease in net asset value from operations	(1.18)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.10)		– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.11)		– 0	–

Net asset value, end of period	$ 8.56		$ 9.85

Total Return
Total investment return based on net asset value(c)	(12.11)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%		1.79	%(e)(h)
Expenses, before waivers/reimbursements(d)	61.58%		649.72	%(e)(h)
Net investment income (loss)(b)	.94	%(i)	(1.72	)%(h)
Portfolio turnover rate	893%		8%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Advisor Class
	Year Ended August 31, 2008	June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.14	(.01)
Net realized and unrealized loss on investment transactions	(1.23)	(.12)

Net decrease in net asset value from operations	(1.09)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.16)	– 0	–

Net asset value, end of period	$ 8.62	$ 9.87

Total Return
Total investment return based on net asset value(c)	(11.25)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.79	%(e)(h)
Expenses, before waivers/reimbursements(d)	41.52%	648.81	%(e)(h)
Net investment income (loss)(b)	1.64%	(.72	)%(h)
Portfolio turnover rate	893%	8%

See footnote summary on page 227.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class R
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.86		$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.03	)(i)	(.02)
Net realized and unrealized loss on investment transactions	(1.10)		(.12)

Net decrease in net asset value from operations	(1.13)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.13)		– 0	–

Net asset value, end of period	$ 8.60		$ 9.86

Total Return
Total investment return based on net asset value(c)	(11.67)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$258		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%		1.29	%(e)(h)
Expenses, before waivers/reimbursements(d)	23.00%		596.22	%(e)(h)
Net investment loss(b)	(.12	)%(i)	(1.22	)%(h)
Portfolio turnover rate	893%		8%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class K
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.86		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	(i)	(.02)
Net realized and unrealized loss on investment transactions	(1.18)		(.12)

Net decrease in net asset value from operations	(1.10)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.14)		– 0	–
Distributions from net realized gain on investment transactions	(.01)		– 0	–

Total dividends and distributions	(.15)		– 0	–

Net asset value, end of period	$ 8.61		$ 9.86

Total Return
Total investment return based on net asset value(c)	(11.32)%		(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$758		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%		1.04	%(e)(h)
Expenses, before waivers/reimbursements(d)	30.40%		595.99	%(e)(h)
Net investment income (loss)(b)	.95	%(i)	(.97	)%(h)
Portfolio turnover rate	893%		8%

See footnote summary on page 227.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class I
	Year Ended August 31, 2008	June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.87	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.14	(.01)
Net realized and unrealized loss on investment transactions	(1.24)	(.12)

Net decrease in net asset value from operations	(1.10)	(.13)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.16)	– 0	–

Net asset value, end of period	$ 8.61	$ 9.87

Total Return
Total investment return based on net asset value(c)	(11.35)%	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$216	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.79	%(e)(h)
Expenses, before waivers/reimbursements(d)	41.80%	595.86	%(e)(h)
Net investment income (loss)(b)	1.51%	(.72	)%(h)
Portfolio turnover rate	893%	8%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class A
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.13	(i)	(.02)
Net realized and unrealized loss on investment transactions	(1.20)		(.13)

Net decrease in net asset value from operations	(1.07)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.27)		– 0	–
Distributions from net realized gain on investment transactions	(.13)		– 0	–

Total dividends and distributions	(.40)		– 0	–

Net asset value, end of period	$ 8.38		$ 9.85

Total Return
Total investment return based on net asset value(c)	(11.40)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$343		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.04%		1.03	%(h)
Expenses, before waivers/reimbursements(d)(e)	98.75%		643.42	%(h)
Net investment income (loss)(b)	1.45	%(i)	(1.02	)%(h)
Portfolio turnover rate	42%		8%

See footnote summary on page 227.

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class B
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.84		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.15	(i)	(.03)
Net realized and unrealized loss on investment transactions	(1.28)		(.13)

Net decrease in net asset value from operations	(1.13)		(.16)

Less: Dividends and Distributions
Dividends from net investment income	(.24)		– 0	–
Distributions from net realized gain on investment transactions	(.13)		– 0	–

Total dividends and distributions	(.37)		– 0	–

Net asset value, end of period	$ 8.34		$ 9.84

Total Return
Total investment return based on net asset value(c)	(11.93)%		(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.74%		1.73	%(h)
Expenses, before waivers/reimbursements(d)(e)	189.38%		638.66	%(h)
Net investment income (loss)(b)	1.61	%(i)	(1.72	)%(h)
Portfolio turnover rate	42%		8%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class C
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.84		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.16	(i)	(.03)
Net realized and unrealized loss on investment transactions	(1.29)		(.13)

Net decrease in net asset value from operations	(1.13)		(.16)

Less: Dividends and Distributions
Dividends from net investment income	(.24)		– 0	–
Distributions from net realized gain on investment transactions	(.13)		– 0	–

Total dividends and distributions	(.37)		– 0	–

Net asset value, end of period	$ 8.34		$ 9.84

Total Return
Total investment return based on net asset value(c)	(11.93)%		(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.74%		1.73	%(h)
Expenses, before waivers/reimbursements(d)(e)	190.03%		638.66	%(h)
Net investment income (loss)(b)	1.74	%(i)	(1.72	)%(h)
Portfolio turnover rate	42%		8%

See footnote summary on page 227.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Advisor Class
	Year Ended August 31, 2008	June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.18	(.01)
Net realized and unrealized loss on investment transactions	(1.22)	(.13)

Net decrease in net asset value from operations	(1.04)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.41)	– 0	–

Net asset value, end of period	$ 8.41	$ 9.86

Total Return
Total investment return based on net asset value(c)	(11.09)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.74%	.73	%(h)
Expenses, before waivers/reimbursements(d)(e)	127.65%	637.93	%(h)
Net investment income (loss)(b)	2.04%	(.72	)%(h)
Portfolio turnover rate	42%	8%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class R
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.04	(i)	(.02)
Net realized and unrealized loss on investment transactions	(1.13)		(.13)

Net decrease in net asset value from operations	(1.09)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.13)		– 0	–

Total dividends and distributions	(.38)		– 0	–

Net asset value, end of period	$ 8.38		$ 9.85

Total Return
Total investment return based on net asset value(c)	(11.55)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$242		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%		1.23	%(e)(h)
Expenses, before waivers/reimbursements(d)	89.30%		586.71	%(e)(h)
Net investment income (loss)(b)	.51	%(i)	(1.22	)%(h)
Portfolio turnover rate	42%		8%

See footnote summary on page 227.

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class K
	Year Ended August 31, 2008		June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.85		$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.19	(i)	(.02)
Net realized and unrealized loss on investment transactions	(1.25)		(.13)

Net decrease in net asset value from operations	(1.06)		(.15)

Less: Dividends and Distributions
Dividends from net investment income	(.25)		– 0	–
Distributions from net realized gain on investment transactions	(.13)		– 0	–

Total dividends and distributions	(.38)		– 0	–

Net asset value, end of period	$ 8.41		$ 9.85

Total Return
Total investment return based on net asset value(c)	(11.26)%		(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$302		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%		.98	%(e)(h)
Expenses, before waivers/reimbursements(d)	87.41%		586.41	%(e)(h)
Net investment income (loss)(b)	2.17	%(i)	(.97	)%(h)
Portfolio turnover rate	42%		8%

See footnote summary on page 227.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class I
	Year Ended August 31, 2008	June 29, 2007(g) to August 31, 2007

Net asset value, beginning of period	$ 9.86	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.17	(.01)
Net realized and unrealized loss on investment transactions	(1.21)	(.13)

Net decrease in net asset value from operations	(1.04)	(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.13)	– 0	–

Total dividends and distributions	(.41)	– 0	–

Net asset value, end of period	$ 8.41	$ 9.86

Total Return
Total investment return based on net asset value(c)	(11.09)%	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.73	%(e)(h)
Expenses, before waivers/reimbursements(d)	129.39%	586.25	%(e)(h)
Net investment income (loss)(b)	2.01%	(.72	)%(h)
Portfolio turnover rate	42%	8%

See footnote summary on page 227.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or redemption of strategy shares. Total investment return calculated for a period less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the years ended August 31, 2008, August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .04%, .04% and .07%, respectively, for each of the Strategies.

(e)	Ratios reflect expenses grossed up, where applicable for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

Year Ended August 31, 2008
2055 Retirement Strategy
Class A	1.02%
Class B	1.72%
Class C	1.72%
Advisor Class	.72%
Class R	—
Class K	—
Class I	—

	Year Ended August 31, 2007
	2000 Retirement Strategy	2040 Retirement Strategy	2045 Retirement Strategy	2050 Retirement Strategy	2055 Retirement Strategy
Class A	.90%	1.08%	1.09%	1.02%	1.02%
Class B	1.57%	1.80%	1.79%	1.72%	1.72%
Class C	1.59%	1.78%	1.79%	1.72%	1.72%
Advisor Class	.63%	.79%	.79%	.72%	.72%
Class R	1.05%	1.24%	1.25%	1.22%	1.22%
Class K	.82%	1.02%	1.02%	.97%	.97%
Class I	.54%	.74%	.73%	.72%	.72%

	Year Ended August 31, 2006
	2000 Retirement Strategy	2030 Retirement Strategy	2035 Retirement Strategy	2040 Retirement Strategy	2045 Retirement Strategy
Class A	1.03%	1.18%	1.18%	1.18%	1.18%
Class B	1.73%	1.88%	1.88%	1.88%	1.88%
Class C	1.73%	1.88%	1.88%	1.88%	1.88%
Advisor Class	.73%	.88%	.88%	.88%	.88%
Class R	1.23%	1.38%	1.38%	1.38%	1.38%
Class K	.98%	1.13%	1.13%	1.13%	1.13%
Class I	.73%	.88%	.88%	.88%	.88%

(f)	Amount is less than $.005.

(g)	Commencement of operations.

(h)	Annualized.

(i)	Net of fees and expenses waived by the Distributor.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

AllianceBernstein Blended Style Series, Inc.

We have audited the accompanying statements of net assets of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy, each a portfolio of AllianceBernstein Blended Style Series, Inc., as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, except for AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy, the related statements of operations, statements of changes in net assets and the financial highlights for the periods from June 29, 2007 (commencement of operations) to August 31, 2007 and for the year ended August 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2008, by correspondence with the investee portfolios’ transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy as of August 31, 2008, and the results of their operations, changes in their net assets and their financial highlights for the years or periods indicated above, in conformity with U.S. generally accepted accounting policies.

New York, New York

October 24, 2008

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2008, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following funds will be designated as:

Portfolio	Long-Term Capital Gain	Qualified Dividend Income	(for corporate shareholders) Dividends Received Deduction	(for foreign shareholders) Qualified Short-Term Capital Gain	(for foreign shareholders) Qualified Interest Income
2000	$195,352	$117,101	$58,372	$25,403	$431,777
2005	723,451	314,175	158,544	21,148	719,306
2010	1,990,918	1,531,679	782,252	114,800	2,592,951
2015	1,664,490	2,457,148	1,231,805	188,030	3,042,299
2020	2,082,040	3,196,170	1,599,466	255,986	2,871,293
2025	1,854,278	2,901,113	1,455,819	231,567	1,723,074
2030	823,222	2,342,420	1,171,368	185,475	773,357
2035	669,092	1,648,768	822,233	126,991	229,438
2040	320,632	1,158,396	575,484	89,063	177,245
2045	484,357	707,225	351,083	54,167	105,105
2050	—	1,214	544	796	2,000
2055	—	1,943	870	1,665	839

Long Term Capital Gain distributions made during the fiscal year ended August 31, 2008 will be subject to maximum tax rate of 15%. In addition, Qualified Dividend Income will also be subject to a maximum tax rate of 15%. The above should not be used to calculate your income tax returns.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Marc O. Mayer(2), Senior Vice President

Seth J. Masters(2), Senior Vice President

Thomas J. Fontaine(2), Vice President

Daniel T. Grasman(2), Vice President

Dokyoung Lee(2), Vice President

Christopher H. Nikolich(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, each of the Strategies are made by the Multi-Asset Solutions Team. Messrs. Mayer, Masters, Fontaine, Grasman, Lee and Nikolich are the members of the Multi-Asset Solutions Team primarily responsible for the day-to-day management of the Strategies.

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000, and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001- 2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor.	96	SCB Partners, Inc. and SCB, Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 76 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	98	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 66 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	96	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	96	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	96	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

232	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	96	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	95	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 67 (2005)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940, due to his position as Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48.	President and Chief Executive Officer

Executive Vice President of AllianceBernstein** since July 2008; Executive Managing Director of ABI**, since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein‘s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Marc O. Mayer 51	Senior Vice President	See biography above.

Seth J. Masters 49	Senior Vice President	Executive Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Thomas J. Fontaine 43	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Daniel T. Grasman 44	Vice President	Vice President of AllianceBernstein,** with which he has been associated since 2004. Prior there to, he was co-founder and COO of Xelector since prior to 2003.

Dokyoung Lee 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Christopher H. Nikolich 39	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2003.

Phyllis Clarke 47	Controller	Assistant Vice President of ABIS,** with which she has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund. The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

236	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of each of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy at a meeting held on August 5-7, 2008. Each Retirement Strategy is referred to individually as a “Strategy” and collectively as the “Strategies”.

Prior to approval of the continuance of the Advisory Agreement in respect of a Strategy the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Strategy is managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the directors considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided or to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Strategies will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Strategies’ request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Strategies to the Adviser than the fee rates stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from each Strategy since the Strategy’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years

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2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that, except for the 2015, 2020, 2025 and 2030 Strategies, which were profitable to the Adviser in 2007, the Strategies were not profitable to the Adviser in 2006 or 2007. The directors noted that as of June 30, 2008, the largest Strategy, 2020, had net assets of approximately $320 million and that the Adviser had waived reimbursement of administrative expenses from the Strategies since inception. The Adviser concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Strategies was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (and the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August meeting, the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index (the “Composite Index”) in each case for the 1-year and since inception periods ended April 30, 2008. The Composite Index for a Strategy consisted of some or all of the following underlying benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net), the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Equity Index, the Lehman Brothers (LB) Aggregate Bond Index, the LB 1-10 Year TIPS Index, the LB U.S. High Yield -2% Issuer Cap Index and the Merrill Lynch 1-3 Year Treasury Index. The directors noted that the weighting of the Composite Index differed for the various Strategies, depending on the extent to which the Strategy invested in equity securities. In the case of each of the 2050 and 2055 Strategies (inception June 2007), the performance period was less than a year and the performance information available was the performance compared to the Composite Index only.

AllianceBernstein 2000 Retirement Strategy

The directors noted that AllianceBernstein 2000 Retirement Strategy was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2005 Retirement Strategy

The directors noted that AllianceBernstein 2005 Retirement Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2010 Retirement Strategy

The directors noted that AllianceBernstein 2010 Retirement Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

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AllianceBernstein 2015 Retirement Strategy

The directors noted that AllianceBernstein 2015 Retirement Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that AllianceBernstein 2020 Retirement Strategy was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2025 Retirement Strategy

The directors noted that AllianceBernstein 2025 Retirement Strategy was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2030 Retirement Strategy

The directors noted that AllianceBernstein 2030 Retirement Strategy was in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, and taking into account the Strategy’s limited performance record, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2035 Retirement Strategy

The directors noted that AllianceBernstein 2035 Retirement Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2040 Retirement Strategy

The directors noted that AllianceBernstein 2040 Retirement Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2045 Retirement Strategy

The directors noted that AllianceBernstein 2045 Retirement Strategy was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that it underperformed the Composite Index in the 1-year period and the since inception period (inception September 2005). Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2050 Retirement Strategy

The directors noted that AllianceBernstein 2050 Retirement Strategy outperformed the Composite Index in the since inception period (inception June 2007). Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2055 Retirement Strategy

The directors noted that AllianceBernstein 2055 Retirement Strategy outperformed the Composite Index in the since inception period (inception June 2007). Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Strategies. For this purpose, they reviewed relevant fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have a substantially similar investment style as the Strategies. The directors noted that the institutional fee schedules for clients with a substantially similar investment style as the Strategies had breakpoints at lower asset levels than those in the fee schedules applicable to the Strategies although the institutional fee schedules provided for a higher fee rate on the first $25 million of assets (the first $50 million of assets in the case of AllianceBernstein 2005 Retirement Strategy) and that the application of the institutional fee schedules to the level of assets of the Strategies would result in a fee rate that would be lower than that in the Strategies’ Advisory

242	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Agreement (except in the case of the 2000, 2005, 2050 and 2055 Strategies, each of which had relatively low net assets). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds comparable to a Strategy). Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy) was not provided by Lipper in light of the small number of funds in the Strategy’s Lipper category. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of each Strategy reflected fee waivers and/or expense reimbursements as a result of applicable expense limitation undertakings by the Adviser. The directors noted that the Adviser had recently reduced the expense caps for the 2000 to 2045 Strategies and that the Lipper information for those Strategies included pro forma expense ratios provided by the Adviser assuming the reduced expense caps effective March 1, 2007 had been in effect for each such Strategy’s full fiscal year. All references to the expense ratios of the 2000 to 2045 Strategies are to the pro forma expense ratios. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Strategies by others. The directors noted that it was likely that the expense ratios of some funds in a Strategy’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein 2000 Retirement Strategy

The directors noted that AllianceBernstein 2000 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 68 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

AllianceBernstein 2005 Retirement Strategy

The directors noted that AllianceBernstein 2005 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 55 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 26 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2010 Retirement Strategy

The directors noted that AllianceBernstein 2010 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 60 basis points was the same as the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 8 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2015 Retirement Strategy

The directors noted that AllianceBernstein 2015 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 60 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that AllianceBernstein 2020 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 60 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 4 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2025 Retirement Strategy

The directors noted that AllianceBernstein 2025 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 4 basis

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2030 Retirement Strategy

The directors noted that AllianceBernstein 2030 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 7 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2035 Retirement Strategy

The directors noted that AllianceBernstein 2035 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 10 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2040 Retirement Strategy

The directors noted that AllianceBernstein 2040 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 20 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2045 Retirement Strategy

The directors noted that AllianceBernstein 2045 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 22 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

AllianceBernstein 2050 Retirement Strategy

The directors noted that AllianceBernstein 2050 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 46.23% had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

AllianceBernstein 2055 Retirement Strategy

The directors noted that AllianceBernstein 2055 Retirement Strategy’s contractual effective advisory fee rate, at approximate current size, of 65 basis points was lower than the Expense Group median. The directors noted that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 45.57% had been waived by the Adviser. The directors also noted that the Strategy’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Strategy’s breakpoint arrangements would result in a sharing of economies of scale in the event the Strategy’s net assets exceed a breakpoint in the future.

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Pages 247-341 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2008 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2008

U.S. VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

248	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.4% or less in the following country: China.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.9% or less in the following countries: Australia, Brazil, Finland, Russia, Spain and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Argentina, Czech Republic, Denmark, Hong Kong, Luxembourg, Netherlands, South Africa and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

SHORT DURATION BOND PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

INFLATION-PROTECTED SECURITIES PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

HIGH-YIELD PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 24.2%
Capital Markets – 2.7%
Deutsche Bank AG	114,500	$9,717,615
The Goldman Sachs Group, Inc.	142,300	23,332,931
Lehman Brothers Holdings, Inc.	151,900	2,444,071
Merrill Lynch & Co., Inc.	73,500	2,083,725
Morgan Stanley	739,800	30,206,034

		67,784,376

Commercial Banks – 2.7%
Comerica, Inc.	252,300	7,087,107
Fifth Third Bancorp	430,500	6,793,290
Keycorp	89,900	1,079,699
National City Corp.	511,700	2,578,968
SunTrust Banks, Inc.	153,500	6,430,115
U.S. Bancorp	299,300	9,535,698
Wachovia Corp.	1,121,900	17,826,991
Wells Fargo & Co.	549,200	16,624,284

		67,956,152

Consumer Finance – 0.7%
Discover Financial Services	1,137,300	18,708,585

Diversified Financial Services – 6.9%
Bank of America Corp.	1,964,800	61,183,872
Citigroup, Inc.	2,676,200	50,821,038
JP Morgan Chase & Co.	1,587,000	61,083,630

		173,088,540

Insurance – 10.5%
ACE Ltd.	354,700	18,660,767
Allstate Corp.	488,800	22,059,544
American International Group, Inc.	1,591,700	34,205,633
Assurant, Inc.	85,700	5,007,451
Chubb Corp.	398,500	19,131,985
Everest Re Group Ltd.	65,500	5,379,515
Fidelity National Financial, Inc. – Class A	522,500	7,330,675
Genworth Financial, Inc. – Class A	945,500	15,175,275
Hartford Financial Services Group, Inc.	337,500	21,289,500
MetLife, Inc.	365,500	19,810,100
Old Republic International Corp.	625,200	6,833,436
PartnerRe Ltd.	66,100	4,554,951
The Progressive Corp.	883,600	16,320,092
RenaissanceRe Holdings Ltd.	128,700	6,526,377
Safeco Corp.	163,500	11,052,600
Torchmark Corp.	101,400	6,057,636
The Travelers Co., Inc.	509,000	22,477,440
Unum Group	715,800	18,188,478
XL Capital Ltd. – Class A	289,200	5,812,920

		265,874,375

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.7%
Federal Home Loan Mortgage Corp.	780,700	$3,520,957
Federal National Mortgage Association	979,600	6,700,464
Washington Mutual, Inc.	481,300	1,949,265
Washington Mutual, Inc. (Private Placement)	1,364,000	5,524,200

		17,694,886

		611,106,914

Energy – 18.1%
Oil, Gas & Consumable Fuels – 18.1%
Anadarko Petroleum Corp.	372,300	22,982,079
Apache Corp.	240,300	27,485,514
BP PLC (Sponsored) (ADR)	216,100	12,453,843
Chevron Corp.	1,001,700	86,466,744
ConocoPhillips	827,300	68,260,523
Devon Energy Corp.	307,300	31,359,965
Exxon Mobil Corp.	1,755,200	140,433,552
Marathon Oil Corp.	300,300	13,534,521
Occidental Petroleum Corp.	143,500	11,388,160
Royal Dutch Shell PLC (ADR)	171,300	11,908,776
Sunoco, Inc.	141,500	6,279,770
Total SA (Sponsored) (ADR)	162,000	11,644,560
Valero Energy Corp.	316,700	11,008,492

		455,206,499

Health Care – 10.6%
Biotechnology – 0.7%
Amgen, Inc.(a)	269,900	16,963,215

Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	5,136,650

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	127,639	5,234,475
Cardinal Health, Inc.	263,700	14,498,226
McKesson Corp.	234,800	13,566,744

		33,299,445

Pharmaceuticals – 8.4%
GlaxoSmithKline PLC (Sponsored) (ADR)	301,400	14,156,758
Johnson & Johnson	660,300	46,504,929
Merck & Co., Inc.	945,000	33,708,150
Pfizer, Inc.	3,541,100	67,670,421
Sanofi-Aventis SA (ADR)	324,800	11,514,160
Schering-Plough Corp.	673,600	13,067,840
Wyeth	563,300	24,379,624

		211,001,882

		266,401,192

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 10.0%
Auto Components – 0.5%
Autoliv, Inc.	162,800	$6,249,892
Magna International, Inc. – Class A	109,000	6,242,430

		12,492,322

Automobiles – 0.7%
General Motors Corp.	579,300	5,793,000
Toyota Motor Corp. (ADR)	134,100	12,014,019

		17,807,019

Household Durables – 1.2%
Black & Decker Corp.	123,600	7,817,700
Centex Corp.	218,900	3,550,558
DR Horton, Inc.	686,100	8,548,806
KB Home	227,500	4,732,000
Newell Rubbermaid, Inc.	90,900	1,645,290
Pulte Homes, Inc.	262,000	3,801,620

		30,095,974

Leisure, Equipment & Products – 0.2%
Brunswick Corp.	420,500	5,798,695

Media – 3.6%
CBS Corp. – Class B	617,300	9,987,914
Gannett Co., Inc.	473,300	8,420,007
Time Warner, Inc.	2,067,900	33,851,523
Viacom, Inc. – Class B(a)	368,800	10,872,224
The Walt Disney Co.	830,600	26,869,910

		90,001,578

Multiline Retail – 1.0%
Family Dollar Stores, Inc.	383,000	9,544,360
Macy’s, Inc.	743,300	15,475,506

		25,019,866

Specialty Retail – 1.9%
AutoNation, Inc.(a)	175,700	1,994,195
The Gap, Inc.	655,500	12,749,475
Home Depot, Inc.	792,100	21,481,752
Limited Brands, Inc.	282,000	5,865,600
Lowe’s Cos, Inc.	246,700	6,078,688

		48,169,710

Textiles, Apparel & Luxury Goods – 0.9%
Jones Apparel Group, Inc.	864,600	17,170,956
VF Corp.	76,335	6,049,549

		23,220,505

		252,605,669

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 9.2%
Beverages – 1.7%
The Coca-Cola Co.	51,900	$2,702,433
Coca-Cola Enterprises, Inc.	775,300	13,234,371
Molson Coors Brewing Co. – Class B	308,000	14,676,200
Pepsi Bottling Group, Inc.	393,800	11,648,604

		42,261,608

Food & Staples Retailing – 1.9%
The Kroger Co.	398,300	11,001,046
Safeway, Inc.	659,800	17,379,132
Supervalu, Inc.	557,600	12,930,744
Wal-Mart Stores, Inc.	100,000	5,907,000

		47,217,922

Food Products – 1.6%
ConAgra Foods, Inc.	419,900	8,931,273
Del Monte Foods Co.	590,000	5,026,800
Kraft Foods, Inc. – Class A	173,300	5,460,683
Sara Lee Corp.	953,700	12,874,950
Tyson Foods, Inc. – Class A	573,300	8,324,316

		40,618,022

Household Products – 2.0%
Procter & Gamble Co.	718,900	50,157,653

Tobacco – 2.0%
Altria Group, Inc.	560,300	11,783,109
Philip Morris International, Inc.	425,000	22,822,500
Reynolds American, Inc.	325,600	17,250,288

		51,855,897

		232,111,102

Industrials – 7.5%
Aerospace & Defense – 0.7%
Lockheed Martin Corp.	30,400	3,539,776
Northrop Grumman Corp.	196,100	13,501,485

		17,041,261

Commercial Services & Supplies – 0.6%
Allied Waste Industries, Inc.(a)	1,261,500	16,954,560

Industrial Conglomerates – 4.8%
3M Co.	98,900	7,081,240
General Electric Co.	3,198,700	89,883,470
Tyco International Ltd.	553,700	23,742,656

		120,707,366

Machinery – 0.8%
Caterpillar, Inc.	218,100	15,426,213
Cummins, Inc.	81,000	5,277,960

		20,704,173

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.6%
Avis Budget Group, Inc.(a)	273,600	$2,084,832
Ryder System, Inc.	193,400	12,478,168

		14,563,000

		189,970,360

Telecommunication Services – 6.8%
Diversified Telecommunication Services – 5.5%
AT&T, Inc.	2,769,300	88,589,907
Verizon Communications, Inc.	1,396,500	49,045,080

		137,634,987

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	2,560,100	22,324,072
Vodafone Group PLC (ADR)	432,800	11,058,040

		33,382,112

		171,017,099

Materials – 5.9%
Chemicals – 2.8%
Ashland, Inc.	162,300	6,642,939
Dow Chemical Co.	718,800	24,532,644
E.I. Du Pont de Nemours & Co.	585,000	25,997,400
Eastman Chemical Co.	209,465	12,634,929
Lubrizol Corp.	32,057	1,698,700

		71,506,612

Containers & Packaging – 1.4%
Ball Corp.	309,300	14,203,056
Owens-Illinois, Inc.(a)	275,200	12,273,920
Smurfit-Stone Container Corp.(a)	439,600	2,219,980
Sonoco Products Co.	210,400	7,271,424

		35,968,380

Metals & Mining – 1.7%
Alcoa, Inc.	699,000	22,458,870
ArcelorMittal	250,200	19,670,724

		42,129,594

		149,604,586

Information Technology – 3.6%
Communications Equipment – 0.4%
Motorola, Inc.	963,300	9,074,286

Computers & Peripherals – 1.0%
International Business Machines Corp.	66,800	8,131,564
Lexmark International, Inc. – Class A(a)	285,800	10,280,226
Western Digital Corp.(a)	261,500	7,128,490

		25,540,280

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 2.2%
Arrow Electronics, Inc.(a)	421,900	$14,002,861
Avnet, Inc.(a)	442,200	12,978,570
Flextronics International Ltd.(a)	1,218,278	10,867,040
Ingram Micro, Inc. – Class A(a)	436,100	8,246,651
Sanmina-SCI Corp.(a)	599,600	1,409,060
Tech Data Corp.(a)	167,500	5,718,450
Vishay Intertechnology, Inc.(a)	168,800	1,500,632

		54,723,264

		89,337,830

Utilities – 1.3%
Independent Power Producers & Energy Traders – 0.6%
Reliant Energy, Inc.(a)	838,300	14,276,249

Multi-Utilities – 0.7%
CMS Energy Corp.	277,400	3,764,318
Dominion Resources, Inc.	233,200	10,151,196
Wisconsin Energy Corp.	85,125	3,981,296

		17,896,810

		32,173,059

Total Common Stocks (cost $2,846,018,399)		2,449,534,310

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $111,846,112)	111,846,112	111,846,112

Total Investments – 101.6% (cost $2,957,864,511)		2,561,380,422
Other assets less liabilities – (1.6)%		(40,437,599)

Net Assets – 100.0%		$2,520,942,823

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Information Technology – 31.3%
Communications Equipment – 8.4%
Cisco Systems, Inc.(a)	3,518,100	$84,610,305
Qualcomm, Inc.	944,100	49,706,865
Research In Motion Ltd.(a)	657,200	79,915,520

		214,232,690

Computers & Peripherals – 12.7%
Apple, Inc.(a)	1,061,430	179,944,228
Hewlett-Packard Co.	2,998,150	140,673,198

		320,617,426

Internet Software & Services – 6.6%
Google, Inc. – Class A(a)	361,070	167,280,120

Semiconductors & Semiconductor Equipment – 2.1%
Broadcom Corp. – Class A(a)	255,400	6,144,924
Intel Corp.	375,400	8,585,398
MEMC Electronic Materials, Inc.(a)	772,250	37,909,753

		52,640,075

Software – 1.5%
Electronic Arts, Inc.(a)	480,700	23,462,967
Microsoft Corp.	240,100	6,552,329
Salesforce.com, Inc.(a)	156,300	8,755,926

		38,771,222

		793,541,533

Health Care – 22.2%
Biotechnology – 8.9%
Celgene Corp.(a)	1,053,400	73,000,620
Genentech, Inc.(a)	470,900	46,501,375
Gilead Sciences, Inc.(a)	1,992,150	104,946,462

		224,448,457

Health Care Equipment & Supplies – 5.6%
Alcon, Inc.	392,150	66,779,223
Baxter International, Inc.	519,900	35,228,424
Becton Dickinson & Co.	444,625	38,851,333

		140,858,980

Health Care Providers & Services – 2.3%
Medco Health Solutions, Inc.(a)	1,251,800	58,646,830

Pharmaceuticals – 5.4%
Abbott Laboratories	1,041,700	59,824,831
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,645,600	77,902,704

		137,727,535

		561,681,802

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.5%
Beverages – 2.6%
The Coca-Cola Co.	494,000	$25,722,580
PepsiCo, Inc.	597,800	40,937,344

		66,659,924

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	274,900	18,434,794
Wal-Mart Stores, Inc.	558,400	32,984,688

		51,419,482

Food Products – 2.8%
Kellogg Co.	106,900	5,819,636
WM Wrigley Jr Co.	823,600	65,459,728

		71,279,364

Household Products – 2.8%
Colgate-Palmolive Co.	466,300	35,452,789
Procter & Gamble Co.	485,400	33,866,358

		69,319,147

Tobacco – 1.3%
Philip Morris International, Inc.	628,900	33,771,930

		292,449,847

Energy – 8.8%
Energy Equipment & Services – 6.1%
Cameron International Corp.(a)	431,700	20,112,903
National Oilwell Varco, Inc.(a)	371,600	27,398,068
Schlumberger Ltd.	1,018,150	95,930,093
Transocean, Inc.	80,550	10,245,960

		153,687,024

Oil, Gas & Consumable Fuels – 2.7%
EOG Resources, Inc.	655,800	68,478,636

		222,165,660

Financials – 8.2%
Capital Markets – 4.8%
The Blackstone Group LP	549,800	9,830,424
Franklin Resources, Inc.	542,100	56,649,450
The Goldman Sachs Group, Inc.	183,035	30,012,249
Merrill Lynch & Co., Inc.	860,500	24,395,175

		120,887,298

Diversified Financial Services – 3.4%
CME Group, Inc. – Class A	227,760	76,386,149
NYSE Euronext	224,900	9,128,691

		85,514,840

		206,402,138

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 6.7%
Aerospace & Defense – 2.5%
Honeywell International, Inc.	1,065,860	$53,474,196
Lockheed Martin Corp.	80,300	9,350,132

		62,824,328

Construction & Engineering – 1.3%
Fluor Corp.	348,700	27,941,331
Foster Wheeler Ltd.(a)	80,300	3,990,107

		31,931,438

Electrical Equipment – 0.6%
Emerson Electric Co.	255,600	11,962,080
First Solar, Inc.(a)	10,100	2,794,165

		14,756,245

Industrial Conglomerates – 0.2%
Textron, Inc.	135,100	5,552,610

Machinery – 1.4%
Deere & Co.	513,850	36,262,395

Road & Rail – 0.7%
Union Pacific Corp.	209,900	17,610,610

		168,937,626

Materials – 5.4%
Chemicals – 5.4%
Air Products & Chemicals, Inc.	335,800	30,843,230
Monsanto Co.	918,340	104,920,345

		135,763,575

Consumer Discretionary – 3.9%
Hotels, Restaurants & Leisure – 1.8%
McDonald’s Corp.	581,950	36,109,997
Starbucks Corp.(a)	576,500	8,970,340

		45,080,337

Multiline Retail – 1.6%
Kohl’s Corp.(a)	862,900	42,428,793

Textiles, Apparel & Luxury Goods – 0.5%
Nike, Inc. – Class B	201,400	12,206,854

		99,715,984

Telecommunication Services – 1.6%
Wireless Telecommunication Services – 1.6%
America Movil SAB de CV Series L (ADR)	812,000	41,720,560

Total Common Stocks (cost $2,302,596,657)		2,522,378,725

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $2,305,596)	2,305,596	$2,305,596

Total Investments – 99.7% (cost $2,304,902,253)		2,524,684,321
Other assets less liabilities – 0.3%		7,584,958

Net Assets – 100.0%		$2,532,269,279

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Equity: Other – 46.4%
Diversified/Specialty – 39.8%
Alexandria Real Estate Equities, Inc.	131,700	$14,185,407
BioMed Realty Trust, Inc.	325,200	8,708,856
British Land Co. PLC	929,626	12,901,211
Canadian Real Estate Investment Trust	460,162	12,888,696
DB RREEF Trust	17,287,431	21,754,073
Digital Realty Trust, Inc.	359,600	16,494,852
Entertainment Properties Trust	357,500	19,401,525
Forest City Enterprises, Inc. – Class A	147,100	4,230,596
Hang Lung Properties Ltd.	8,565,000	27,110,986
Henderson Land Development Co., Ltd.	2,586,000	15,588,427
Kerry Properties Ltd.	5,155,191	24,582,442
Land Securities Group PLC	799,492	19,752,266
Lend Lease Corp. Ltd.	2,798,100	23,001,165
Mitsubishi Estate Co., Ltd.	1,269,000	28,030,787
Mitsui Fudosan Co., Ltd.	1,503,000	31,321,368
Morguard Real Estate Investment Trust	435,300	5,227,044
New World Development Co., Ltd.	10,170,338	15,436,073
Plum Creek Timber Co., Inc. (REIT)	178,800	8,872,056
Rayonier, Inc.	222,320	10,002,177
Sumitomo Realty & Development	198,000	3,941,434
Sun Hung Kai Properties Ltd.	3,073,600	41,909,905
Unibail	262,618	54,527,429
Vornado Realty Trust	222,600	22,139,796
Wereldhave NV	76,200	8,498,245

		450,506,816

Health Care – 5.6%
HCP, Inc.	319,100	11,557,802
Health Care REIT, Inc.	381,900	19,809,153
Nationwide Health Properties, Inc.	436,400	15,020,888
Omega Healthcare Investors, Inc.	333,900	5,956,776
Ventas, Inc.	255,400	11,600,268

		63,944,887

Triple Net – 1.0%
Macquarie Infrastructure Group	2,502,131	4,662,947
National Retail Properties, Inc.	286,800	6,507,492

		11,170,439

		525,622,142

Retail – 20.3%
Regional Mall – 9.0%
CBL & Associates Properties, Inc.	177,000	3,839,130
General Growth Properties, Inc.	395,300	10,250,129
Simon Property Group, Inc.	486,700	46,178,096
Taubman Centers, Inc.	239,600	11,630,184
Westfield Group	2,038,336	29,910,998

		101,808,537

268	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Shopping Center/Other Retail – 11.3%
CapitaMall Trust	8,543,800	$16,417,915
Citycon Oyj	1,718,526	6,507,819
Corio NV	100,700	7,406,313
Federal Realty Investment Trust	72,200	5,478,536
Hammerson PLC	308,900	5,329,173
Kimco Realty Corp.	361,600	13,429,824
Klepierre	714,637	28,487,375
Macquarie CountryWide Trust	4,358,364	3,863,681
Mercialys SA	133,300	5,705,764
New World Department Store China Ltd.(a)	53,722	39,979
Primaris Retail Real Estate Investment Trust	362,699	5,984,636
Regency Centers Corp.	137,900	8,545,663
RioCan Real Estate Investment Trust(b)	132,100	2,679,821
RioCan Real Estate Investment Trust (UIT)	296,889	6,022,781
Tanger Factory Outlet Centers	314,600	12,621,752

		128,521,032

		230,329,569

Office – 15.2%
Office – 15.2%
Allied Properties Real Estate Investment Trust	464,232	8,975,968
Boston Properties, Inc.	176,600	18,096,202
Brookfield Properties Corp.	855,424	17,707,277
Castellum AB	965,100	9,879,064
Cominar Real Estate Investment Trust	391,689	8,388,593
Derwent Valley Holdings PLC	190,410	3,785,058
Dundee Real Estate Investment Trust	225,200	6,829,384
Great Portland Estates PLC	1,030,700	6,865,335
Hufvudstaden AB – Class A	602,000	5,082,173
ING Office Fund	8,019,300	9,862,956
Japan Real Estate Investment Corp. – Class A	1,840	17,161,326
Nippon Building Fund, Inc. – Class A	1,111	12,021,599
Nomura Real Estate Office Fund, Inc. – Class A	560	4,019,933
Norwegian Property ASA	1,134,200	4,268,329
NTT Urban Development Corp.	23,825	31,793,641
SL Green Realty Corp.	87,600	7,533,600

		172,270,438

Residential – 7.4%
Multi-Family – 5.8%
Apartment Investment & Management Co. – Class A	385,371	13,657,561
Boardwalk Real Estate Investment Trust	153,328	5,631,750
Equity Residential	346,284	14,613,185
Essex Property Trust, Inc.	70,400	8,261,440
Home Properties, Inc.	187,800	9,906,450

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Mid-America Apartment Communities, Inc.	101,400	$5,086,224
UDR, Inc.	342,950	8,498,301

		65,654,911

Self Storage – 1.6%
Extra Space Storage, Inc.	208,700	3,287,025
Public Storage	166,900	14,740,608

		18,027,633

		83,682,544

Industrials – 4.6%
Industrial Warehouse Distribution – 4.6%
Ascendas Real Estate Investment Trust	12,613,000	20,230,360
Prologis	665,400	28,652,124
Segro PLC	427,723	3,401,989

		52,284,473

Lodging – 3.7%
Lodging – 3.7%
DiamondRock Hospitality Co.	742,130	6,835,018
Fonciere Des Murs	232,300	7,547,304
Host Hotels & Resorts, Inc.	617,257	8,826,775
Starwood Hotels & Resorts Worldwide, Inc.	136,525	4,949,031
Strategic Hotels & Resorts, Inc.	449,500	4,144,390
Sunstone Hotel Investors, Inc.	679,827	9,639,947

		41,942,465

Total Common Stocks (cost $1,208,414,397)		1,106,131,631

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $16,051,579)	16,051,579	16,051,579

Total Investments – 99.0% (cost $1,224,465,976)		1,122,183,210
Other assets less liabilities – 1.0%		10,197,862

Net Assets – 100.0%		$1,132,381,072

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $2,679,821 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

270	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 27.0%
Capital Markets – 4.4%
Credit Suisse Group AG	525,900	$24,392,656
Deutsche Bank AG	351,500	29,851,709

		54,244,365

Commercial Banks – 13.5%
Barclays PLC	2,993,300	19,153,773
BNP Paribas SA	296,200	26,570,654
Credit Agricole SA	1,080,361	22,904,412
HBOS PLC	4,743,440	27,151,244
Kookmin Bank	222,700	12,183,514
Royal Bank of Scotland Group PLC (London Virt-X)	4,715,071	20,053,554
Societe Generale	257,476	24,836,783
Sumitomo Mitsui Financial Group, Inc.	2,108	12,762,297

		165,616,231

Consumer Finance – 1.4%
ORIX Corp.	140,810	17,153,777

Diversified Financial Services – 2.6%
Fortis (Euronext Brussels)	1,044,098	14,456,837
ING Group	566,611	17,652,381

		32,109,218

Insurance – 5.1%
Allianz SE	166,300	27,701,292
Aviva PLC	1,294,995	12,088,205
Fondiaria-Sai SpA (ordinary shares)	174,000	4,821,128
Fondiaria-Sai SpA (saving shares)	16,937	316,706
Muenchener Rueckversicherungs AG	111,300	17,280,089

		62,207,420

		331,331,011

Energy – 16.5%
Oil, Gas & Consumable Fuels – 16.5%
BP PLC	992,100	9,535,650
China Petroleum & Chemical Corp. – Class H	20,274,500	19,524,705
ENI SpA	800,400	25,962,811
LUKOIL (Sponsored) (ADR)	162,250	12,055,175
Nippon Mining Holdings, Inc.	1,416,000	7,865,296
Petro-Canada	405,600	17,934,564
Royal Dutch Shell PLC – Class A	1,594,552	55,492,311
StatoilHydro ASA	769,750	23,612,398
Total SA	418,800	30,084,971

		202,067,881

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 16.0%
Chemicals – 6.4%
BASF SE	546,100	$31,506,743
Koninklijke Dsm NV	268,600	15,459,181
Mitsubishi Chemical Holdings Corp.	2,029,000	11,478,998
Mitsui Chemicals, Inc.	1,236,000	6,100,474
Nova Chemicals Corp.	127,900	3,710,040
Solvay SA – Class A	86,400	10,578,385

		78,833,821

Metals & Mining – 8.4%
Antofagasta PLC	308,300	3,465,316
ArcelorMittal (Euronext Paris)	252,532	19,811,607
Barrick Gold Corp.	69,200	2,408,118
BHP Billiton Ltd.	279,800	9,827,070
Cia Vale do Rio Doce (Sponsored) – Class B (ADR)	471,700	11,212,309
Inmet Mining Corp.	78,500	4,727,891
JFE Holdings, Inc.	442,800	18,712,710
Kazakhmys PLC	405,200	9,508,532
MMC Norilsk Nickel (ADR)	363,500	7,182,760
Sumitomo Metal Mining Co. Ltd.	395,000	5,032,505
Xstrata PLC	207,440	11,565,435

		103,454,253

Paper & Forest Products – 1.2%
Stora Enso Oyj – Class R	727,900	7,293,223
Svenska Cellulosa AB – Class B	643,200	7,306,934

		14,600,157

		196,888,231

Consumer Discretionary – 9.4%
Auto Components – 1.9%
Compagnie Generale des Etablissements Michelin – Class B	167,400	10,850,864
Hyundai Mobis	148,510	12,331,847

		23,182,711

Automobiles – 4.5%
Honda Motor Co. Ltd.	117,100	3,803,133
Nissan Motor Co. Ltd.	2,135,200	16,219,164
Renault SA	317,600	26,520,609
Toyota Motor Corp.	202,500	9,035,224

		55,578,130

Hotels, Restaurants & Leisure – 0.4%
TUI Travel PLC	1,205,700	4,615,014

Household Durables – 1.5%
Sharp Corp.	845,000	10,750,978
Sony Corp.	158,600	6,062,941
Taylor Wimpey PLC	1,752,944	1,722,821

		18,536,740

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 1.1%
Lagardere SCA	174,400	$9,735,312
Yell Group PLC	1,705,610	3,342,973

		13,078,285

		114,990,880

Information Technology – 7.1%
Communications Equipment – 0.3%
Nokia OYJ	162,700	4,073,580

Computers & Peripherals – 3.3%
Asustek Computer, Inc.	2,473,220	5,685,874
Compal Electronics, Inc. (GDR)(a)	2,190,349	9,593,730
Fujitsu Ltd.	1,960,000	13,547,244
Toshiba Corp.	2,116,000	11,802,696

		40,629,544

Electronic Equipment & Instruments – 1.1%
Hitachi High-Technologies Corp.	159,600	2,943,231
Hitachi Ltd.	1,339,000	9,861,660

		12,804,891

Semiconductors & Semiconductor Equipment – 2.4%
Elpida Memory, Inc.(b)	211,800	4,560,588
Hynix Semiconductor, Inc.(b)	433,500	7,629,383
Samsung Electronics Co., Ltd.	12,150	5,699,218
United Microelectronics Corp.	28,440,174	11,856,374

		29,745,563

		87,253,578

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.3%
China Netcom Group Corp., Ltd.	5,620,000	13,296,017
Deutsche Telekom AG – Class W	351,600	5,821,789
France Telecom SA	147,200	4,340,187
Nippon Telegraph & Telephone Corp.	2,621	12,885,204
Tele2 AB – Class B	89,400	1,375,074
Telecom Italia SpA (ordinary shares)	6,603,400	10,620,649
Telefonica SA	197,300	4,874,989

		53,213,909

Wireless Telecommunication Services – 2.0%
Vodafone Group PLC	9,629,937	24,609,720

		77,823,629

Industrials – 5.2%
Airlines – 2.1%
Air France-KLM	298,000	7,169,575
Deutsche Lufthansa AG	547,700	11,760,971
Qantas Airways Ltd.	2,577,100	7,419,205

		26,349,751

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.5%
Mitsui OSK Lines Ltd.	968,000	$11,472,806
Nippon Yusen KK	820,000	6,543,806

		18,016,612

Trading Companies & Distributors – 1.6%
Mitsubishi Corp.	410,300	11,270,562
Mitsui & Co. Ltd.	482,000	8,217,783

		19,488,345

		63,854,708

Health Care – 4.8%
Health Care Providers & Services – 0.3%
Celesio AG	101,700	3,890,368

Pharmaceuticals – 4.5%
GlaxoSmithKline PLC	971,500	22,860,215
Novartis AG	210,340	11,717,730
Sanofi-Aventis SA	283,319	20,100,219

		54,678,164

		58,568,532

Utilities – 3.4%
Electric Utilities – 3.0%
E.ON AG	338,400	19,762,452
The Tokyo Electric Power Co. Inc	607,800	17,340,832

		37,103,284

Multi-Utilities – 0.4%
RWE AG	47,700	5,145,551

		42,248,835

Consumer Staples – 2.3%
Food & Staples Retailing – 1.5%
Koninklijke Ahold NV	1,526,340	19,083,502

Food Products – 0.8%
Associated British Foods PLC	634,800	9,312,907

		28,396,409

Total Common Stocks (cost $1,385,162,076)		1,203,423,694

NON-CONVERTIBLE - PREFERRED STOCKS – 0.3%
Information Technology – 0.3%
Semiconductors & Semiconductor Equipment – 0.3%
Samsung Electronics Co., Ltd. (cost $5,490,011)	11,500	3,819,794

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $15,405,825)	15,405,825	$15,405,825

Total Investments – 99.5% (cost $1,406,057,912)		1,222,649,313
Other assets less liabilities – 0.5%		5,827,434

Net Assets – 100.0%		$1,228,476,747

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
SHARE PRICE INDEX	54	September 2008	$5,787,725	$5,963,156	$175,431

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $9,593,730 or 0.8% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Health Care – 15.7%
Biotechnology – 1.2%
CSL Ltd./Australia	417,014	$14,553,904

Health Care Equipment & Supplies – 1.6%
Alcon, Inc.	121,400	20,673,206

Pharmaceuticals – 12.9%
AstraZeneca PLC	155,332	7,572,731
Bayer AG	455,753	36,019,204
GlaxoSmithKline PLC	1,309,621	30,816,487
Novartis AG	664,889	37,039,983
Novo Nordisk A/S – Class B	212,533	11,863,983
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	791,500	37,469,610

		160,781,998

		196,009,108

Materials – 15.1%
Chemicals – 2.7%
Incitec Pivot Ltd.	80,025	10,886,845
Potash Corp. of Saskatchewan	85,380	14,821,968
Syngenta AG	29,839	8,006,083

		33,714,896

Metals & Mining – 12.4%
Anglo American PLC	314,314	16,707,595
BHP Billiton PLC	1,233,653	38,423,252
Cia Vale do Rio Doce – Class B (ADR)	461,000	12,239,550
Rio Tinto PLC	521,246	49,481,248
Xstrata PLC	674,687	37,615,930

		154,467,575

		188,182,471

Industrials – 13.6%
Aerospace & Defense – 2.8%
BAE Systems PLC	4,028,418	35,158,466

Electrical Equipment – 3.2%
ABB Ltd.	1,598,780	39,214,424

Industrial Conglomerates – 0.7%
Murray & Roberts Holdings Ltd.	654,645	8,835,304

Machinery – 1.0%
Atlas Copco AB – Class A	890,768	12,433,932

Trading Companies & Distributors – 5.9%
Mitsubishi Corp.	1,296,800	35,621,899
Mitsui & Co. Ltd.	2,222,000	37,883,636

		73,505,535

		169,147,661

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 13.4%
Food & Staples Retailing – 2.4%
Tesco PLC	4,276,399	$29,641,294

Food Products – 5.3%
Nestle SA	1,003,965	44,234,282
Unilever PLC	801,751	21,504,643

		65,738,925

Household Products – 2.9%
Reckitt Benckiser PLC	702,837	35,531,513

Tobacco – 2.8%
British American Tobacco PLC	1,049,847	35,468,224

		166,379,956

Energy – 10.3%
Energy Equipment & Services – 2.5%
Technip SA	112,930	9,268,145
Tenaris SA (Sponsored) (ADR)	218,200	11,933,358
WorleyParsons Ltd.	326,004	10,262,259

		31,463,762

Oil, Gas & Consumable Fuels – 7.8%
Gazprom OAO (Sponsored) (ADR)(a)	178,729	6,970,431
Petroleo Brasileiro SA (ADR)	353,200	18,627,768
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	194,996	6,814,576
StatoilHydro ASA	1,030,855	31,621,901
Total SA	461,179	33,129,315

		97,163,991

		128,627,753

Financials – 9.3%
Capital Markets – 6.2%
Credit Suisse Group AG	433,088	20,087,786
ICAP PLC	1,221,667	10,519,253
Julius Baer Holding AG	188,630	11,479,147
Man Group PLC	3,450,192	35,552,730

		77,638,916

Commercial Banks – 2.6%
Banco Santander Central Hispano SA	1,170,133	19,891,535
Standard Chartered PLC	456,527	12,346,151

		32,237,686

Insurance – 0.5%
QBE Insurance Group Ltd.	296,011	6,020,283

		115,896,885

Utilities – 7.7%
Electric & Gas Utility – 0.6%
Iberdrola Renovables SA(b)	1,221,636	7,787,648

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electric Utilities – 3.6%
CEZ	130,931	$9,824,841
E.ON AG	609,558	35,597,993

		45,422,834

Independent Power Producers & Energy Traders – 1.3%
International Power PLC	2,182,159	15,664,332

Multi-Utilities – 2.2%
Gaz de France SA	470,507	27,085,804

		95,960,618

Telecommunication Services – 5.4%
Diversified Telecommunication Services – 2.9%
Telefonica SA	1,199,218	29,630,891
Vimpel-Communications (Sponsored) (ADR)	255,500	6,139,665

		35,770,556

Wireless Telecommunication Services – 2.5%
Vodafone Group PLC	12,256,799	31,322,779

		67,093,335

Information Technology – 4.0%
Communications Equipment – 1.5%
Research In Motion Ltd.(b)	154,500	18,787,200

Software – 2.5%
Nintendo Co. Ltd.	66,600	31,266,009

		50,053,209

Consumer Discretionary – 3.2%
Automobiles – 0.6%
Porsche Automobil Holding SE	48,427	6,797,864

Media – 1.9%
Eutelsat Communications	494,905	13,719,395
SES SA	435,504	10,510,463

		24,229,858

Specialty Retail – 0.7%
Esprit Holdings Ltd.	1,005,200	8,298,192

		39,325,914

Total Common Stocks (cost $1,241,332,307)		1,216,676,910

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Information Technology – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 11/08/10(b) (cost $51,817)	24,387	$45,531

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $27,833,563)	27,833,563	27,833,563

Total Investments – 99.9% (cost $1,269,217,687)		1,244,556,004
Other assets less liabilities – 0.1%		1,423,149

Net Assets – 100.0%		$1,245,979,153

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the market value of this security amounted to $6,970,431 or 0.6% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Financials – 21.7%
Commercial Banks – 5.6%
Central Pacific Financial Corp.	320,150	$3,809,785
The South Financial Group, Inc.	528,000	3,590,400
Susquehanna Bancshares, Inc.	285,000	4,554,300
Synovus Financial Corp.	364,100	3,349,720
Trustmark Corp.	347,264	6,663,996
UnionBanCal Corp.	64,800	4,774,464
Webster Financial Corp.	379,000	8,080,280
Whitney Holding Corp.	162,000	3,507,300

		38,330,245

Insurance – 7.6%
Arch Capital Group Ltd.(a)	175,000	12,208,000
Aspen Insurance Holdings, Ltd.	343,500	9,308,850
Fidelity National Financial, Inc. – Class A	305,000	4,279,150
Old Republic International Corp.	376,000	4,109,680
PartnerRe Ltd.	14,800	1,019,868
Platinum Underwriters Holdings, Ltd.	317,500	11,477,625
RenaissanceRe Holdings Ltd.	35,000	1,774,850
StanCorp Financial Group, Inc.	157,700	7,728,877

		51,906,900

Real Estate Investment Trusts (REITs) – 5.0%
Alexandria Real Estate Equities, Inc.	49,000	5,277,790
Digital Realty Trust, Inc.	171,300	7,857,531
Home Properties, Inc.	120,913	6,378,161
Mid-America Apartment Communities, Inc.	74,000	3,711,840
Strategic Hotels & Resorts, Inc.	101,000	931,220
Sunstone Hotel Investors, Inc.	211,104	2,993,455
Tanger Factory Outlet Centers	102,800	4,124,336
Taubman Centers, Inc.	66,300	3,218,202

		34,492,535

Thrifts & Mortgage Finance – 3.5%
Astoria Financial Corp.	224,900	4,914,065
First Niagara Financial Group, Inc.	468,000	7,001,280
Provident Financial Services, Inc.	599,400	9,140,850
Washington Federal, Inc.	188,900	3,254,747

		24,310,942

		149,040,622

Industrials – 18.7%
Aerospace & Defense – 0.5%
Goodrich Corp.	64,300	3,295,375

Airlines – 1.6%
Alaska Air Group, Inc.(a)	212,200	4,458,322
Continental Airlines, Inc. – Class B(a)	181,300	2,946,125
Skywest, Inc.	202,500	3,460,725

		10,865,172

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.5%
Quanex Building Products Corp.	226,500	$3,728,190

Commercial Services & Supplies – 4.3%
IKON Office Solutions, Inc.	734,400	12,712,464
Kelly Services, Inc. – Class A	400,100	7,737,934
United Stationers, Inc.(a)	176,800	8,765,744

		29,216,142

Electrical Equipment – 2.7%
Acuity Brands, Inc.	103,600	4,507,636
Cooper Industries Ltd. – Class A	94,000	4,478,160
EnerSys(a)	99,400	2,795,128
Regal-Beloit Corp.	142,600	6,695,070

		18,475,994

Machinery – 2.6%
AGCO Corp.(a)	53,800	3,315,694
Briggs & Stratton Corp.	284,300	4,264,500
Mueller Industries, Inc.	245,000	6,872,250
Terex Corp.(a)	65,200	3,278,908

		17,731,352

Road & Rail – 5.3%
Arkansas Best Corp.	141,900	4,912,578
Avis Budget Group, Inc.(a)	492,900	3,755,898
Con-way, Inc.	116,300	5,710,330
Hertz Global Holdings, Inc.(a)	442,900	4,211,979
Ryder System, Inc.	176,000	11,355,520
Werner Enterprises, Inc.	290,500	6,626,305

		36,572,610

Trading Companies & Distributors – 1.2%
GATX Corp.	186,700	8,183,061

		128,067,896

Materials – 12.0%
Chemicals – 7.7%
Arch Chemicals, Inc.	129,866	4,766,082
Ashland, Inc.	199,100	8,149,163
Chemtura Corp.	1,040,800	6,858,872
Cytec Industries, Inc.	152,900	7,767,320
Lubrizol Corp.	24,800	1,314,152
Methanex Corp.	170,600	4,302,532
Rockwood Holdings, Inc.(a)	349,100	13,213,435
Westlake Chemical Corp.	314,600	5,971,108

		52,342,664

Containers & Packaging – 2.3%
Aptargroup, Inc.	150,800	6,090,812
Silgan Holdings, Inc.	112,000	5,862,080
Sonoco Products Co.	113,300	3,915,648

		15,868,540

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 2.0%
Commercial Metals Co.	263,800	$6,866,714
Reliance Steel & Aluminum Co.	79,700	4,543,697
Steel Dynamics, Inc.	100,400	2,492,932

		13,903,343

		82,114,547

Consumer Discretionary – 10.9%
Auto Components – 2.8%
ArvinMeritor, Inc.	618,700	9,286,687
Autoliv, Inc.	61,500	2,360,985
TRW Automotive Holdings Corp.(a)	387,100	7,424,578

		19,072,250

Automobiles – 1.1%
Thor Industries, Inc.	336,700	7,737,366

Hotels, Restaurants & Leisure – 0.7%
Boyd Gaming Corp.(a)	385,700	4,701,683

Household Durables – 0.6%
Furniture Brands International, Inc.	304,500	2,725,275
KB Home	69,400	1,443,520

		4,168,795

Leisure, Equipment & Products – 1.9%
Brunswick Corp.	443,800	6,120,002
Callaway Golf Co.	529,900	7,196,042

		13,316,044

Media – 0.5%
Gannett Co., Inc.	191,800	3,412,122

Multiline Retail – 0.3%
Dillard’s, Inc. – Class A	149,800	1,912,946

Specialty Retail – 2.3%
AutoNation, Inc.(a)	320,438	3,636,971
Foot Locker, Inc.	256,300	4,175,127
Men’s Wearhouse, Inc.	349,500	7,654,050

		15,466,148

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	240,100	4,768,386

		74,555,740

Information Technology – 10.0%
Communications Equipment – 0.9%
CommScope, Inc.(a)	126,600	6,199,602

Computers & Peripherals – 0.7%
Lexmark International, Inc. – Class A(a)	127,100	4,571,787

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 5.6%
Anixter International, Inc.(a)	56,500	$4,170,265
Arrow Electronics, Inc.(a)	225,900	7,497,621
Benchmark Electronics, Inc.(a)	204,000	3,363,960
Ingram Micro, Inc. – Class A(a)	382,800	7,238,748
Insight Enterprises, Inc.(a)	393,000	6,539,520
Tech Data Corp.(a)	171,300	5,848,182
Vishay Intertechnology, Inc.(a)	457,400	4,066,286

		38,724,582

IT Services – 0.3%
Convergys Corp.(a)	147,675	2,178,206

Semiconductors & Semiconductor Equipment – 2.5%
Amkor Technology, Inc.(a)	566,000	4,250,660
Siliconware Precision Industries Co. (Sponsored) (ADR)	491,700	3,382,896
Spansion, Inc. – Class A(a)	310,000	697,500
Teradyne, Inc.(a)	539,800	5,036,334
Zoran Corp.(a)	432,600	3,850,140

		17,217,530

		68,891,707

Consumer Staples – 7.8%
Food & Staples Retailing – 2.5%
Ruddick Corp.	336,869	10,725,909
Supervalu, Inc.	275,900	6,398,121

		17,124,030

Food Products – 3.8%
Corn Products International, Inc.	49,700	2,226,063
Del Monte Foods Co.	1,013,800	8,637,576
Smithfield Foods, Inc.(a)	447,100	8,991,181
Tyson Foods, Inc. – Class A	427,000	6,200,040

		26,054,860

Tobacco – 1.5%
Universal Corp.	193,200	10,030,944

		53,209,834

Health Care – 6.2%
Health Care Providers & Services – 5.2%
AMERIGROUP Corp.(a)	268,700	6,953,956
Apria Healthcare Group, Inc.(a)	155,400	3,073,812
LifePoint Hospitals, Inc.(a)	174,678	5,893,636
Molina Healthcare, Inc.(a)	256,425	8,069,695
Omnicare, Inc.	151,600	4,889,100
Universal Health Services, Inc. – Class B	113,400	7,005,852

		35,886,051

Life Sciences Tools & Services – 1.0%
PerkinElmer, Inc.	226,300	6,429,183

		42,315,234

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 5.4%
Electric Utilities – 1.5%
Allegheny Energy, Inc.	58,800	$2,665,404
Northeast Utilities	289,500	7,784,655

		10,450,059

Gas Utilities – 1.0%
Atmos Energy Corp.	253,091	6,970,126

Independent Power Producers & Energy Traders – 1.5%
Constellation Energy Group, Inc.	55,300	3,689,063
Reliant Energy, Inc.(a)	378,000	6,437,340

		10,126,403

Multi-Utilities – 1.4%
Puget Energy, Inc.	124,600	3,476,340
Wisconsin Energy Corp.	135,500	6,337,335

		9,813,675

		37,360,263

Energy – 3.5%
Energy Equipment & Services – 2.4%
Helmerich & Payne, Inc.	72,900	4,164,048
Oil States International, Inc.(a)	163,300	9,084,379
Rowan Cos., Inc.	86,500	3,195,310

		16,443,737

Oil, Gas & Consumable Fuels – 1.1%
Cimarex Energy Co.	94,100	5,226,314
Hess Corp.	22,100	2,314,091

		7,540,405

		23,984,142

Total Common Stocks (cost $707,871,026)		659,539,985

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $25,715,909)	25,715,909	25,715,909

Total Investments – 99.9% (cost $733,586,935)		685,255,894
Other assets less liabilities – 0.1%		531,799

Net Assets – 100.0%		$685,787,693

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Industrials – 27.3%
Aerospace & Defense – 1.7%
Hexcel Corp.(a)	561,600	$11,670,048

Air Freight & Logistics – 1.0%
CH Robinson Worldwide, Inc.	126,900	6,612,759

Commercial Services & Supplies – 6.7%
FTI Consulting, Inc.(a)	187,500	13,762,500
Huron Consulting Group, Inc.(a)	123,900	7,989,072
Iron Mountain, Inc.(a)	409,000	11,824,190
Stericycle, Inc.(a)	209,500	12,423,350

		45,999,112

Construction & Engineering – 1.9%
Chicago Bridge & Iron Co. NV	261,000	8,357,220
Granite Construction, Inc.	133,700	4,904,116

		13,261,336

Electrical Equipment – 4.8%
Ametek, Inc.	272,900	13,246,566
Baldor Electric Co.	255,800	9,116,712
EnerSys(a)	190,300	5,351,236
Polypore International, Inc.(a)	187,800	5,151,354

		32,865,868

Machinery – 10.7%
Actuant Corp. – Class A	215,000	6,783,250
Astec Industries, Inc.(a)	147,400	5,070,560
Bucyrus International, Inc. – Class A	134,500	9,394,825
Chart Industries, Inc.(a)	225,328	10,405,647
IDEX Corp.	297,475	11,027,398
Joy Global, Inc.	115,655	8,216,131
Kaydon Corp.	109,600	6,108,008
Lincoln Electric Holdings, Inc.	161,500	13,044,355
Valmont Industries, Inc.	31,700	3,383,658

		73,433,832

Trading Companies & Distributors – 0.5%
MSC Industrial Direct Co. – Class A	71,700	3,651,681

		187,494,636

Information Technology – 21.7%
Communications Equipment – 2.5%
F5 Networks, Inc.(a)	323,600	11,037,996
Foundry Networks, Inc.(a)	352,800	6,487,992

		17,525,988

Electronic Equipment & Instruments – 1.4%
Amphenol Corp. – Class A	201,480	9,574,330

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 3.5%
DealerTrack Holdings, Inc.(a)	51,900	$956,517
Digital River, Inc.(a)	177,800	7,778,750
VistaPrint Ltd.(a)	458,600	15,243,864

		23,979,131

IT Services – 2.0%
Alliance Data Systems Corp.(a)	138,200	8,877,968
Global Payments, Inc.	99,600	4,801,716

		13,679,684

Semiconductors & Semiconductor Equipment – 9.9%
Hittite Microwave Corp.(a)	282,400	9,994,136
Integrated Device Technology, Inc.(a)	488,900	5,177,451
Intersil Corp. – Class A	355,000	8,317,650
Microsemi Corp.(a)	314,800	8,657,000
ON Semiconductor Corp.(a)	1,171,100	11,090,317
PMC-Sierra, Inc.(a)	812,900	7,316,100
Silicon Laboratories, Inc.(a)	254,100	8,565,711
Varian Semiconductor Equipment(a)	68,700	2,219,010
Verigy Ltd.(a)	373,800	6,904,086

		68,241,461

Software – 2.4%
Activision Blizzard, Inc.(a)	96,654	3,172,184
Concur Technologies, Inc.(a)	10,700	470,265
McAfee, Inc.(a)	88,400	3,497,104
Red Hat, Inc.(a)	430,300	9,036,300

		16,175,853

		149,176,447

Health Care – 19.1%
Biotechnology – 7.1%
Acorda Therapeutics, Inc.(a)	240,100	6,758,815
Alexion Pharmaceuticals, Inc.(a)	258,800	11,666,704
BioMarin Pharmaceutical, Inc.(a)	292,900	8,828,006
OSI Pharmaceuticals, Inc.(a)	145,600	7,352,800
Savient Pharmaceuticals, Inc.(a)	248,700	5,652,951
United Therapeutics Corp.(a)	76,700	8,140,171

		48,399,447

Health Care Equipment & Supplies – 7.1%
Gen-Probe, Inc.(a)	139,500	8,335,125
Immucor, Inc.(a)	312,800	10,075,288
Masimo Corp.(a)	288,300	11,523,351
Mindray Medical International Ltd. (ADR)	184,900	7,190,761
NuVasive, Inc.(a)	239,200	11,400,272

		48,524,797

Health Care Providers & Services – 1.6%
HealthExtras, Inc.(a)	339,200	11,057,920

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 2.8%
AMAG Pharmaceuticals, Inc.(a)	162,400	$6,283,256
Icon PLC (Sponsored) (ADR)(a)	322,800	13,147,644

		19,430,900

Pharmaceuticals – 0.5%
XenoPort, Inc.(a)	72,200	3,525,526

		130,938,590

Consumer Discretionary – 11.7%
Diversified Consumer Services – 4.0%
Corinthian Colleges, Inc.(a)	472,900	6,275,383
DeVry, Inc.	161,800	8,345,644
Strayer Education, Inc.	60,900	12,779,256

		27,400,283

Hotels, Restaurants & Leisure – 2.3%
Orient-Express Hotels Ltd. – Class A	158,700	5,697,330
Panera Bread Co. – Class A(a)	177,300	9,528,102
Sonic Corp.(a)	20,200	292,698

		15,518,130

Internet & Catalog Retail – 1.8%
NetFlix, Inc.(a)	398,900	12,302,076

Media – 1.2%
National CineMedia, Inc.	736,400	8,240,316

Specialty Retail – 2.4%
Ross Stores, Inc.	173,900	6,992,519
Urban Outfitters, Inc.(a)	264,600	9,425,052

		16,417,571

		79,878,376

Energy – 10.6%
Energy Equipment & Services – 6.1%
Cameron International Corp.(a)	126,300	5,884,317
Complete Production Services, Inc.(a)	373,000	11,022,150
FMC Technologies, Inc.(a)	66,400	3,556,384
Oceaneering International, Inc.(a)	104,200	6,503,122
Oil States International, Inc.(a)	71,600	3,983,108
Superior Energy Services, Inc.(a)	162,700	7,653,408
Tesco Corp.(a)	103,600	3,519,292

		42,121,781

Oil, Gas & Consumable Fuels – 4.5%
Bill Barrett Corp.(a)	149,700	5,895,186
Cabot Oil & Gas Corp.	104,300	4,635,092
Forest Oil Corp.(a)	125,300	7,132,076
Newfield Exploration Co.(a)	143,500	6,489,070
Penn Virginia Corp.	96,900	6,412,842

		30,564,266

		72,686,047

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 5.7%
Capital Markets – 5.7%
Affiliated Managers Group, Inc.(a)	83,750	$7,974,675
Greenhill & Co., Inc.	157,720	10,425,292
Lazard Ltd. – Class A	253,000	10,724,670
MF Global Ltd.(a)	169,400	1,248,478
optionsXpress Holdings, Inc.	265,700	6,129,699
Pzena Investment Management, Inc. – Class A	305,000	2,726,700

		39,229,514

Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
SBA Communications Corp. – Class A(a)	288,600	10,080,798

Materials – 1.2%
Chemicals – 0.7%
Airgas, Inc.	84,800	5,023,552

Metals & Mining – 0.5%
Allegheny Technologies, Inc.	69,980	3,429,020

		8,452,572

Total Common Stocks (cost $599,811,629)		677,936,980

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $6,801,044)	6,801,044	6,801,044

Total Investments – 99.8% (cost $606,612,673)		684,738,024
Other assets less liabilities – 0.2%		1,552,790

Net Assets – 100.0%		$686,290,814

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

AGENCIES – 24.8%
Agency Debentures – 24.8%
Federal Home Loan Bank 2.375%, 4/30/10	$25,000	$24,716,175
2.75%, 6/18/10	32,000	31,803,680
3.625%, 12/17/10	12,450	12,546,400
4.375%, 10/22/10	32,000	32,711,264
Federal Home Loan Mortgage Corp. 2.875%, 4/30/10	32,000	31,824,480
4.125%, 9/27/13	9,947	9,995,780
5.75%, 3/15/09	50,000	50,714,400
Series 1 2.375%, 5/28/10	32,000	31,603,616
Federal National Mortgage Association 2.375%, 5/20/10	32,000	31,612,000
3.25%, 2/10/10	32,000	32,084,960
3.375%, 5/19/11	32,000	31,939,264

Total Agencies (cost $322,460,252)		321,552,019

CORPORATES - INVESTMENT GRADES – 19.8%
Financial Institutions – 12.8%
Banking – 5.7%
Bank of America Corp. 3.375%, 2/17/09	3,010	3,000,458
BB&T Corp. 6.50%, 8/01/11	3,035	3,046,970
Citigroup, Inc. 3.625%, 2/09/09	6,640	6,628,818
Comerica, Inc. 4.80%, 5/01/15	2,380	2,071,466
Credit Suisse USA, Inc. 4.70%, 6/01/09	6,625	6,641,231
Fifth Third Bancorp 6.25%, 5/01/13	6,600	5,789,672
Marshall & Ilsley Corp. 4.375%, 8/01/09	5,123	4,986,093
Morgan JP & Co., Inc. 6.25%, 1/15/09	6,120	6,157,607
National City Bank of Ohio 6.25%, 3/15/11	6,470	5,115,421
NB Capital Trust IV 8.25%, 4/15/27	3,345	3,341,541
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	2,429	2,455,326
Union Planters Corp. 7.75%, 3/01/11	3,867	3,819,865

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnionBanCal Corp. 5.25%, 12/16/13	$5,212	$4,920,535
US Bancorp 5.30%, 4/28/09	6,550	6,586,176
Wachovia Corp. 5.625%, 12/15/08	2,856	2,849,463
Wells Fargo & Co. 3.125%, 4/01/09	6,700	6,671,331

		74,081,973

Brokerage – 1.8%
Lehman Brothers Holdings, Inc. 3.60%, 3/13/09	6,715	6,619,526
7.875%, 11/01/09	2,726	2,754,160
Merrill Lynch & Co., Inc. Series MTNC 4.125%, 1/15/09	6,760	6,700,965
Morgan Stanley 5.05%, 1/21/11	6,635	6,572,100

		22,646,751

Finance – 3.0%
American Express Co. 4.75%, 6/17/09	2,976	2,966,998
American General Finance Corp. 4.625%, 5/15/09	5,240	5,125,716
Capital One Bank 5.00%, 6/15/09	4,160	4,144,267
CIT Group, Inc. 3.375%, 4/01/09	6,860	6,676,961
General Electric Capital Corp. 3.125%, 4/01/09	6,730	6,731,178
Household Finance Corp. 4.125%, 12/15/08	6,690	6,684,969
International Lease Finance Corp. 4.75%, 7/01/09	6,630	6,479,386

		38,809,475

Insurance – 1.1%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	2,911	2,914,595
Genworth Financial, Inc. 5.231%, 5/16/09	2,218	2,214,808
UnitedHealth Group, Inc. 4.125%, 8/15/09	2,429	2,424,363
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,720,651

		14,274,417

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	$3,130	$2,945,727

REITS – 1.0%
Simon Property Group LP 3.75%, 1/30/09	6,665	6,611,740
5.00%, 3/01/12	6,630	6,407,126

		13,018,866

		165,777,209

Industrials – 5.3%
Basic – 0.0%
United States Steel Corp. 5.65%, 6/01/13	460	449,325

Capital Goods – 0.5%
Caterpillar Financial Services 4.50%, 6/15/09	3,478	3,505,567
Illinois Tool Works, Inc. 5.75%, 3/01/09	2,624	2,656,107

		6,161,674

Communications - Media – 0.5%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	6,350	6,424,619

Communications - Telecommunications – 1.6%
AT&T, Inc. 4.125%, 9/15/09	6,670	6,707,599
Qwest Corp. 8.875%, 3/15/12	3,930	3,959,475
Verizon New England, Inc. 6.50%, 9/15/11	3,215	3,315,112
Vodafone Group PLC 7.75%, 2/15/10	6,160	6,444,998

		20,427,184

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 7.20%, 9/01/09	5,900	6,038,691

Consumer Cyclical - Other – 0.2%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	3,185	3,016,858

Consumer Non-Cyclical – 0.1%
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,632,388

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 0.7%
ConocoPhillips 6.375%, 3/30/09	$2,828	$2,871,150
Vastar Resources, Inc. 6.50%, 4/01/09	6,390	6,502,323

		9,373,473

Technology – 0.5%
International Business Machines Corp. 5.375%, 2/01/09	2,869	2,894,761
Motorola, Inc. 8.00%, 11/01/11	3,240	3,295,903

		6,190,664

Transportation - Railroads – 0.2%
Norfolk Southern Corp. 6.20%, 4/15/09	2,700	2,732,732

Transportation - Services – 0.5%
FedEx Corp. 3.50%, 4/01/09	6,715	6,700,435

		69,148,043

Utility – 1.0%
Electric – 1.0%
Pacific Gas & Electric Co. 3.60%, 3/01/09	6,660	6,666,021
PPL Electric Utilities Corp. 6.25%, 8/15/09	6,380	6,514,222

		13,180,243

Industrial – 0.7%
Consumer Non-Cyclical – 0.7%
Abbott Laboratories 3.50%, 2/17/09	3,250	3,252,892
Baxter FinCo BV 4.75%, 10/15/10	5,757	5,871,323

		9,124,215

Total Corporates - Investment Grades (cost $261,375,930)		257,229,710

MORTGAGE PASS-THRU’S – 17.3%
Agency Fixed Rate 30-Year – 12.9%
Federal Gold Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	13,421	13,543,057
6.50%, 12/01/33	10,875	11,267,264
7.00%, 2/01/37	13,587	14,211,379
Series 2008 6.00%, 8/01/38	46,000	46,418,362

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association
Series 2008
6.00%, 8/01/38	$46,000		$46,490,237
6.50%, 12/01/28-10/01/35	33,832		35,210,567

			167,140,866

Agency ARMS – 3.6%
Federal Home Loan Mortgage Corp.
Series 2006 6.157%, 12/01/36(a)	4,935		5,046,344
Series 2007 5.919%, 11/01/36(a)	8,468		8,644,510
6.091%, 1/01/37(a)	7,274		7,444,051
Federal National Mortgage Association Series 2006 5.848%, 11/01/36(a)	12,024		12,302,572
Series 2007 5.781%, 8/01/37(a)	13,517		13,775,338

			47,212,815

Agency Fixed Rate 15-Year – 0.8%
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	0	+	180
Series 1998 6.00%, 10/01/13-12/01/13	48		49,380
Series 2001 6.00%, 11/01/16	183		188,299
Series 2002 6.00%, 12/01/17	100		102,837
Series 2005 6.00%, 6/01/17-6/01/20	430		441,137
Series 2006 6.00%, 5/01/21-1/01/22	7,406		7,595,979
Series 2007 6.00%, 2/01/22	1,603		1,643,632

			10,021,444

Total Mortgage Pass-Thru’s (cost $222,947,993)			224,375,125

GOVERNMENTS - TREASURIES – 10.0%
Treasuries – 10.0%
U.S. Treasury Notes
4.125%, 8/15/10	26,000		26,912,028
4.625%, 11/30/08	102,681		103,427,080

Total Governments - Treasuries (cost $129,565,441)			130,339,108

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.7%
Non-Agency Fixed Rate CMBS – 7.4%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	$5,000	$4,872,498
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,827,714
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	10,910	10,463,498
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,624,588
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,425,697
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,806,423
Series 2007-LD11, Class C 6.007%, 6/15/49	7,760	4,767,053
Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,706,093
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 6.135%, 7/15/44	10,000	6,228,119
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,061,455
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,276,449
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,673,473
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	57	57,493
Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class C 5.929%, 6/15/49	7,500	4,571,062

		96,361,615

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS –2.3%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 2.777%, 3/15/22(a)(b)	$2,500	$2,344,763
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 2.567%, 4/15/17(a)(b)	420	407,954
Series 2005-FL11, Class D 2.807%, 11/15/17(a)(b)	1,739	1,669,612
Series 2007-FL14, Class C 2.767%, 6/15/22(a)(b)	3,953	3,487,605
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 2.937%, 10/15/21(a)(b)	4,900	4,366,428
Series 2007-TFLA, Class A2 2.587%, 2/15/22(a)(b)	8,000	7,341,170
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 2.777%, 10/15/17(a)(b)	2,400	2,280,734
Morgan Stanley Capital Series 2005-XLF, Class G 2.837%, 8/15/19(a)(b)	2,000	1,924,949
Morgan Stanley Capital I Series 2005-XLF, Class H 2.857%, 8/15/19(a)(b)	1,000	939,906
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 2.867%, 9/15/21(a)(b)	2,600	2,215,248
Series 2007-WHL8, Class E 2.867%, 6/15/20(a)(b)	2,725	2,273,321

		29,251,690

Total Commercial Mortgage-Backed Securities (cost $138,675,133)		125,613,305

ASSET-BACKED SECURITIES – 7.3%
Home Equity Loans - Floating Rate – 3.8%
ACE Securities Corp. Series 2003-OP1, Class A2 2.832%, 12/25/33(a)	18	14,069
BNC Mortgage Loan Trust Series 2007-2, Class M5 3.372%, 5/25/37(a)	1,200	116,850
Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 2.592%, 6/25/30(a)	2,500	1,975,783

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.95%, 1/25/33(c)	$1,621	$1,417,460
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 2.762%, 6/25/34(a)	83	70,312
Home Equity Mortgage Trust Series 2005-3, Class M1 3.012%, 11/25/35(a)	366	329,157
Household Home Equity Loan Trust Series 2006-1, Class M1 2.751%, 1/20/36(a)	1,728	1,378,767
Series 2007-2, Class A2V 2.631%, 7/20/36(a)	2,800	2,201,937
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 2.632%, 7/25/37(a)	3,350	2,850,907
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 2.672%, 6/25/37(a)(b)	3,700	2,788,298
Lehman XS Trust Series 2005-2, Class 1M1 2.972%, 8/25/35(a)(d)	5,000	1,251,343
Series 2006-1, Class 1M1 2.922%, 2/25/36(a)(d)	4,000	700,000
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 2.582%, 2/25/36(a)	1,401	1,376,533
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 2.592%, 4/25/37(a)	4,294	4,061,278
Series 2007-5, Class 2A1 3.172%, 10/25/37(a)	4,142	3,919,075
Merrill Lynch First Franklin Mortgage Loan Trust FRN Series 2007-3, Class A2B 2.602%, 6/25/37(a)	4,060	2,802,033
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 2.602%, 6/25/37(a)	3,100	2,177,750
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 2.592%, 3/25/36(a)	3,889	3,754,359
Series 2007-1, Class 2A1 2.602%, 4/25/37(a)	3,471	3,130,406

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Novastar Home Loan Equity Series 2007-2, Class A2B 2.632%, 9/25/37(a)	$3,125	$2,292,969
Series 2007-2, Class M1 2.772%, 9/25/37(a)	4,935	533,474
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 2.572%, 7/25/36(a)	4,185	3,960,186
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)	1,775	1,741,863
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 2.602%, 7/25/37(a)	4,185	3,033,472
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 2.922%, 6/25/36(a)	2,000	1,151,338
Wells Fargo Home Equity Trust Series 2006-1, Class A2 2.562%, 5/25/36(a)	606	591,920

		49,621,539

Home Equity Loans - Fixed Rate – 2.0%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,373,871
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	274	258,311
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	3,405	1,555,519
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,309,956
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,585	1,358,431
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)	1,800	1,673,687
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,085	2,019,192
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)	5,500	4,401,513
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	582	553,151

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	297

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-5, Class A1 5.50%, 1/25/37	$2,640	$778,718
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,008,102
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)	38	3,021
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(b)(e)	10,956	2,054,174

		25,347,646

Autos - Floating Rate – 1.0%
Capital Auto Receivables Asset Trust Series 2007-SN2, Class A2 3.247%, 1/15/10(a)(b)	9,170	8,963,675
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 2.541%, 4/20/13(a)	4,360	4,174,703

		13,138,378

Credit Cards - Floating Rate – 0.3%
Chase Issuance Trust Series 2006-A1, Class A 2.507%, 4/15/13(a)	4,000	3,885,626

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(b)	1,600	1,264,000

Other ABS - Floating Rate – 0.1%
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.572%, 2/25/47(a)(b)	1,865	912,976

Total Asset-Backed Securities (cost $125,253,381)		94,170,165

CMOS – 4.1%
Non-Agency Floating Rate – 1.7%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 2.942%, 2/25/36(a)(d)	4,155	207,750
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 4.042%, 9/25/45(a)	108	75,431
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 4.079%, 12/25/35(a)	1,315	868,794

298	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-OA14, Class 3A1 3.929%, 11/25/46(a)	$2,197	$1,190,161
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 2.952%, 2/25/35(a)	147	55,072
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 2.782%, 8/25/35(a)	128	89,041
Series 2007-OA4, Class 1A1A 2.662%, 8/25/47(a)	2,858	1,732,022
Homebanc Mortgage Trust Series 2005-4, Class A2 2.802%, 10/25/35(a)	4,042	2,251,302
Lehman XS Trust Series 2007-2N, Class M1 2.812%, 2/25/37(a)(d)	3,601	360,146
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 2.702%, 4/25/29(a)	109	96,787
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 2.93%, 2/25/42(a)(b)	3,533	3,383,092
Sequoia Mortgage Trust Series 2007-3, Class 1A1 2.671%, 7/20/36(a)	3,554	3,096,390
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 2.702%, 5/25/35(a)	200	139,018
Series 2005-9, Class 2A1 3.872%, 5/25/35(a)	1,014	557,916
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 2.796%, 10/19/34(a)	720	476,770
Washington Mutual Mortgage Pass Through Series 2006-AR11, Class 1A 4.039%, 9/25/46(a)	3,612	2,086,091
Series 2006-AR11, Class 3A1A 3.999%, 9/25/46(a)	1,323	766,466
Series 2006-AR4, Class 1A1B 4.019%, 5/25/46(a)	1,472	626,647
Series 2006-AR9, Class 1AB2 2.692%, 8/25/46(a)	4,575	2,816,125
Series 2007-OA1, Class A1A 3.779%, 2/25/47(a)	3,335	1,846,111

		22,721,132

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	299

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency ARMS – 1.2%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 4.945%, 8/25/35(f)	$3,938	$3,282,179
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.338%, 2/25/36(f)	3,421	2,224,290
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.115%, 5/25/35(f)	2,881	2,529,048
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.198%, 5/25/36(f)	1,522	904,299
JP Morgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(f)	4,859	4,096,491
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(f)	2,468	2,073,163

		15,109,470

Non-Agency Fixed Rate – 0.8%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	1,085	1,086,058
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.09%, 6/26/35(b)	2,188	2,155,484
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,494	1,368,173
Nomura Asset Acceptance Corp. Series 2006-SF1, Class A2 5.755%, 6/25/36	6,125	6,151,551

		10,761,266

Agency Floating Rate – 0.4%
Federal National Mortgage Association Series 2003-52, Class FV 3.472%, 5/25/31(a)	3,224	3,235,723
Series 2003-W13, Class AV2 2.752%, 10/25/33(a)	365	313,396
Freddie Mac Reference REMIC Series 2006-R008, Class FK 2.867%, 7/15/23(a)	1,718	1,670,338

		5,219,457

Total CMOs (cost $77,241,470)		53,811,325

300	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 4.1%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)	$18,492	$19,860,456
3.875%, 1/15/09 (TIPS)	32,792	33,055,594

Total Inflation-Linked Securities (cost $53,225,366)		52,916,050

	Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(g) (cost $26,447,168)	26,447,168	26,447,168

Total Investments – 99.1% (cost $1,357,192,134)		1,286,453,975
Other assets less liabilities – 0.9%		12,087,298

Net Assets – 100.0%		$1,298,541,273

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase	$27,000	7/01/10	3 Month LIBOR	3.563%	$170,001

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr futures	987	December 2008	$209,316,284	$209,521,594	$205,310
Sold Contracts
U.S. T-Note 10 Yr futures	672	December 2008	77,388,301	77,616,000	(227,699)

					$(22,389)

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $58,593,473 or 4.5% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	301

Short Duration Bond Portfolio—Portfolio of Investments

(d)	Illiquid security, valued at fair value (see Note A).

(e)	IO – Interest Only

(f)	Variable rate coupon, rate shown as of August 31, 2008.

(g)	Investment in affiliated money market mutual fund.

+	Represents 179 shares.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the fund’s total exposure to subprime investments was 8.64%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

LIBOR – London Interbank Offered Rates

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

302	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 36.0%
Financial Institutions – 16.7%
Banking – 6.4%
ANZ National International Ltd. 6.20%, 7/19/13(a)(b)	$1,890	$1,888,394
Bank of America Corp. 3.375%, 2/17/09(a)	1,970	1,963,755
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	170	179,909
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)	1,950	1,898,811
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	961	941,709
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	5,410	5,048,260
7.625%, 12/07/09(a)	4,078	4,220,498
Citicorp, Inc. Series MTNF 6.375%, 11/15/08(a)	761	764,286
Citigroup, Inc. 2.817%, 6/09/09(a)(d)	421	417,292
3.625%, 2/09/09(a)	4,345	4,337,683
4.625%, 8/03/10(a)	2,357	2,353,427
5.50%, 4/11/13(a)	2,900	2,796,696
Compass Bank 5.50%, 4/01/20(a)	4,989	4,179,515
Deutsche Bank Ag London 5.00%, 10/12/10(a)	4,225	4,285,041
Huntington National Bank 4.375%, 1/15/10(a)	517	493,270
JP Morgan Chase & Co. 6.75%, 2/01/11(a)	6,200	6,444,584
JPM Chase Capital XXV Series Y 6.80%, 10/01/37(a)	733	625,700
KeyBank NA 7.00%, 2/01/11(a)	3,140	2,919,223
M&I Marshall & Ilsley Bank 5.00%, 1/17/17(a)	3,700	2,810,783
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	3,377	3,286,753
5.626%, 8/17/09(a)	2,022	1,999,999
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,362,516
Morgan JP & Co., Inc. 6.25%, 1/15/09(a)	3,759	3,782,099

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	303

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(c)	$770	$638,505
National City Bank of Ohio 6.25%, 3/15/11(a)	4,245	3,356,254
National City Bank/Cleveland OH 6.20%, 12/15/11(a)	4,225	3,010,638
RBS Capital Trust III 5.512%, 9/30/14(a)(c)(e)	562	453,302
Regions Financial Corp. 6.375%, 5/15/12(a)	4,250	3,876,548
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)(c)	330	265,514
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	619	529,190
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	2,824	2,854,607
SouthTrust Corp. 5.80%, 6/15/14(a)	3,315	3,002,220
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(c)	4,800	3,808,243
Suntrust Bank Series CD 2.931%, 6/02/09(a)(d)	591	582,821
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(c)	2,319	2,233,046
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	1,999,684
Union Bank of California 5.95%, 5/11/16(a)	1,005	900,571
Union Planters Corp. 7.75%, 3/01/11(a)	2,817	2,782,664
US Bancorp 5.30%, 4/28/09(a)	4,260	4,283,528
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,092,748
5.50%, 5/01/13(a)	4,155	3,814,992
5.625%, 12/15/08(a)	1,324	1,320,969
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	1,971,962
4.20%, 1/15/10(a)	341	243,815
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,818,884
Zions Banc Corp. 5.50%, 11/16/15(a)	1,420	924,616

		105,765,524

304	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brokerage – 2.4%
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	$3,321	$3,317,334
4.75%, 7/15/13(a)	3,441	3,306,233
5.125%, 1/15/15(a)	1,590	1,488,846
7.35%, 10/01/09(a)	899	918,834
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	4,824	4,097,867
6.50%, 7/19/17(a)	1,315	1,164,054
7.875%, 11/01/09(a)	1,780	1,798,387
Series MTNG 4.80%, 3/13/14(a)	1,065	922,980
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	4,146	4,129,897
6.05%, 5/16/16(a)	1,607	1,455,707
Series MTNC 4.125%, 1/15/09-9/10/09(a)	2,833	2,797,391
Morgan Stanley 5.05%, 1/21/11(a)	4,375	4,333,525
5.625%, 1/09/12(a)	3,940	3,869,813
6.60%, 4/01/12(a)	2,565	2,577,545
6.75%, 4/15/11(a)	4,135	4,211,374

		40,389,787

Finance – 4.4%
American Express Centurion 4.375%, 7/30/09(a)	2,567	2,566,338
American Express Co. 4.75%, 6/17/09(a)	1,922	1,916,186
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,562,858
Series MTNG 5.375%, 9/01/09(a)	1,705	1,672,356
Capital One Bank 4.25%, 12/01/08(a)	1,515	1,510,723
5.00%, 6/15/09(a)	4,275	4,258,832
6.50%, 6/13/13(a)	2,990	2,810,080
Capital One Financial Corp. 5.50%, 6/01/15(a)	484	429,831
6.75%, 9/15/17(a)	383	365,809
CIT Group, Inc. 3.375%, 4/01/09(a)	3,725	3,625,609
5.85%, 9/15/16(a)	4,960	3,493,333
Countrywide Financial Corp. 6.25%, 5/15/16(a)	1,806	1,471,879
Series MTN 5.80%, 6/07/12(a)	1,272	1,151,351

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	305

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	$1,151	$1,031,114
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	881,811
4.375%, 11/21/11(a)	3,613	3,662,870
4.80%, 5/01/13(a)	8,840	8,741,045
6.75%, 3/15/32(a)	3,134	3,167,186
Household Finance Corp. 4.125%, 12/15/08(a)	1,555	1,553,831
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,792,469
7.00%, 5/15/12(a)	2,095	2,168,486
International Lease Finance Corp. 5.65%, 6/01/14(a)	524	439,128
6.375%, 3/15/09(a)	4,190	4,187,725
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,544	1,127,120
5.65%, 9/15/11(a)	2,350	1,762,500
SLM Corp. 5.375%, 1/15/13-5/15/14(a)	8,395	7,082,490
5.40%, 10/25/11(a)	3,309	2,940,655
Series MTN 5.125%, 8/27/12(a)	1,145	983,050

		72,356,665

Insurance – 2.2%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	1,820	1,725,576
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09(a)	1,884	1,886,327
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	949,962
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,684,162
GE Global Ins 7.00%, 2/15/26(a)	3,065	2,967,901
Genworth Financial, Inc. 4.75%, 6/15/09(a)	1,651	1,642,081
5.231%, 5/16/09(a)	1,462	1,459,896
6.515%, 5/22/18(a)	4,100	3,622,662
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,002,543
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	2,683	2,521,894
Prudential Financial, Inc. Series MTND 5.15%, 1/15/13(a)	2,545	2,495,217

306	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	$1,589	$1,585,967
5.25%, 3/15/11(a)	4,300	4,285,707
WellPoint, Inc. 4.25%, 12/15/09(a)	4,327	4,276,508
XL Capital Ltd. 5.25%, 9/15/14(a)	4,520	4,089,375

		36,195,778

REITS – 1.3%
ERP Operating LP 5.25%, 9/15/14(a)	4,570	4,214,737
HCP, Inc. 6.00%, 1/30/17(a)	4,630	3,910,452
Health Care REIT, Inc. 6.20%, 6/01/16(a)	3,980	3,702,761
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	2,373	2,131,927
Mack-Cali Realty LP 7.25%, 3/15/09(a)	665	670,899
Simon Property Group LP 5.00%, 3/01/12(a)	4,335	4,189,275
5.625%, 8/15/14(a)	3,236	3,071,323

		21,891,374

		276,599,128

Industrial – 16.5%
Basic – 2.1%
Alcoa, Inc. 6.75%, 7/15/18(a)	3,395	3,380,160
ArcelorMittal 6.125%, 6/01/18(a)(b)	4,330	4,164,165
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	3,132	3,392,376
Celulosa Arauco Y Constitucion 8.625%, 8/15/10(a)	999	1,074,928
The Dow Chemical Co. 7.375%, 11/01/29(a)	220	223,639
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15(a)	1,890	1,984,500
International Paper Co. 4.25%, 1/15/09(a)	1,772	1,767,478
5.30%, 4/01/15(a)	2,625	2,312,888
7.40%, 6/15/14(a)	4,280	4,340,541
Lubrizol Corp. 4.625%, 10/01/09(a)	805	804,204
Packaging Corp. of America 5.75%, 8/01/13(a)	1,329	1,314,414

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	307

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

PPG Industries, Inc. 5.75%, 3/15/13(a)	$3,190	$3,238,112
United States Steel Corp. 5.65%, 6/01/13(a)	3,901	3,810,469
7.00%, 2/01/18(a)	1,260	1,233,641
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,086,514

		34,128,029

Capital Goods – 1.4%
Caterpillar Financial Services 4.50%, 6/15/09(a)	2,246	2,263,802
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(b)	1,449	1,470,632
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	1,727	1,748,132
Lafarge SA 6.15%, 7/15/11(a)	2,204	2,179,860
Masco Corp. 4.80%, 6/15/15(a)	4,795	3,926,299
6.125%, 10/03/16(a)	5,040	4,415,232
Mohawk Industries, Inc. 6.125%, 1/15/16(a)	4,515	4,135,130
Textron, Inc. 6.375%, 11/15/08(a)	875	880,052
Tyco International Group SA 6.00%, 11/15/13(a)	1,250	1,242,615
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,449,087

		23,710,841

Communications - Media – 1.4%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	494,746
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(b)	3,710	3,554,789
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	2,746	3,275,665
Comcast Cable Communications, Inc. 6.20%, 11/15/08(a)	859	861,092
6.875%, 6/15/09(a)	1,463	1,498,394
Comcast Corp. 5.30%, 1/15/14(a)	3,203	3,123,796
5.50%, 3/15/11(a)	2,767	2,779,759
News America Holdings, Inc. 6.55%, 3/15/33(a)	1,383	1,341,969
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	649,961

308	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Time Warner Entertainment Co. 8.375%, 3/15/23(a)	$4,950	$5,403,826
WPP Finance Corp. 5.875%, 6/15/14(a)	886	860,763

		23,844,760

Communications - Telecommunications – 4.0%
AT&T Corp. 8.00%, 11/15/31(a)	295	337,187
AT&T, Inc. 4.125%, 9/15/09(a)	2,135	2,147,035
British Telecommunications PLC 8.625%, 12/15/10(a)	4,581	4,917,603
Embarq Corp. 6.738%, 6/01/13(a)	3,425	3,279,684
7.082%, 6/01/16(a)	7,985	7,408,667
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	3,940	4,214,456
8.75%, 3/01/31(a)	2,294	2,740,123
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)	6,250	6,073,488
Qwest Corp. 7.50%, 10/01/14(a)	3,270	3,032,925
7.875%, 9/01/11(a)	3,735	3,706,988
8.875%, 3/15/12(a)	2,780	2,800,850
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,771,490
6.375%, 11/15/33(a)	375	317,555
Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	3,828	3,837,225
US Cellular Corp. 6.70%, 12/15/33(a)	4,720	3,939,529
Verizon Communications, Inc. 4.90%, 9/15/15(a)	2,540	2,414,552
5.25%, 4/15/13(a)	2,310	2,321,880
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,259	2,296,906
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,067,362
7.75%, 2/15/10(a)	4,075	4,263,534

		66,889,039

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 4.875%, 6/15/10(a)	698	699,891
7.75%, 1/18/11(a)	2,465	2,586,611

		3,286,502

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	309

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 1.5%
Marriott International, Inc. Series J 5.625%, 2/15/13(a)	$4,120	$3,896,321
MDC Holdings, Inc. 5.50%, 5/15/13(a)	4,540	4,260,472
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	4,520	4,281,380
7.375%, 11/15/15(a)	3,621	3,448,307
7.875%, 5/01/12(a)	3,776	3,793,502
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	343,200
6.875%, 11/15/12(a)	1,055	1,005,660
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)	4,535	3,905,923

		24,934,765

Consumer Cyclical - Retailers – 0.1%
Wal-Mart Stores, Inc. 4.25%, 4/15/13(a)	1,830	1,836,712

Consumer Non-Cyclical – 2.6%
Abbott Laboratories 3.50%, 2/17/09(a)	2,124	2,125,890
Baxter FinCo BV 4.75%, 10/15/10(a)	3,753	3,827,527
Bunge Ltd. Finance Corp. 5.10%, 7/15/15(a)	1,711	1,481,905
5.875%, 5/15/13(a)	2,720	2,647,172
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	3,480	3,343,640
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	679,268
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	5,151	5,136,443
6.75%, 8/15/14(a)	1,166	1,182,528
Fortune Brands, Inc. 4.875%, 12/01/13(a)	2,016	1,916,543
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,231,910
5.25%, 10/01/13(a)	4,355	4,314,424
The Kroger Co. 6.80%, 12/15/18(a)	2,175	2,262,781
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,877,432
7.625%, 6/01/16(a)	3,655	3,790,162
Safeway, Inc. 4.125%, 11/01/08(a)	683	683,073
6.50%, 3/01/11(a)	453	468,520

310	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wyeth 5.50%, 2/01/14(a)	$2,212	$2,256,868

		43,226,086

Energy – 1.5%
Amerada Hess Corp. 7.875%, 10/01/29(a)	3,628	4,074,295
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	1,220	1,214,151
ConocoPhillips 6.375%, 3/30/09(a)	1,854	1,882,288
Gaz Capital SA 6.212%, 11/22/16(a)(b)	7,890	7,022,100
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	2,115	2,186,434
Statoilhydro Asa 6.36%, 1/15/09(a)	1,248	1,264,438
Valero Energy Corp. 6.875%, 4/15/12(a)	3,943	4,080,433
Weatherford International Ltd. 5.15%, 3/15/13(a)	1,600	1,581,560
6.00%, 3/15/18(a)	610	595,319

		23,901,018

Technology – 1.5%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	2,290	2,279,084
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,672,724
Series B 6.00%, 8/01/13(a)	5,930	6,213,851
International Business Machines Corp. 4.375%, 6/01/09(a)	455	459,865
5.375%, 2/01/09(a)	1,891	1,907,979
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,409,666
7.50%, 5/15/25(a)	290	263,896
7.625%, 11/15/10(a)	146	147,623
Oracle Corp. 4.95%, 4/15/13(a)	1,955	1,981,428
Xerox Capital Trust I 8.00%, 2/01/27(a)	4,410	4,199,017
Xerox Corp. 7.625%, 6/15/13(a)	720	747,772
9.75%, 1/15/09(a)	2,738	2,795,857

		24,078,762

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	311

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18(a)	$935	$920,786
Norfolk Southern Corp. 6.20%, 4/15/09(a)	1,770	1,791,458

		2,712,244

		272,548,758

Utility – 2.5%
Electric – 1.6%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	4,720	4,961,891
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,333,693
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,335,548
Series C 7.375%, 11/15/31(a)	2,291	2,457,879
FPL Group Capital, Inc. 5.625%, 9/01/11(a)	2,855	2,958,340
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	2,638	2,705,232
Nisource Finance Corp. 6.80%, 1/15/19(a)	4,345	4,225,895
7.875%, 11/15/10(a)	1,656	1,720,814
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,666,755
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	600,923
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)	1,839	2,044,370
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(b)	1,447	1,464,642

		27,475,982

Natural Gas – 0.7%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	532,575
Energy Transfer Partners LP 6.70%, 7/01/18(a)	3,640	3,676,036
7.50%, 7/01/38(a)	4,135	4,198,877
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	1,278	1,254,760
Williams Cos, Inc. 7.125%, 9/01/11(a)	2,285	2,364,975

		12,027,223

312	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18(a)	$2,785	$2,792,812

		42,296,017

Non Corporate Sectors – 0.3%
Agencies - Government Sponsored – 0.3%
Eksportfinans A/s 5.50%, 5/25/16(a)	4,075	4,323,383

Total Corporates - Investment Grades (cost $617,215,113)		595,767,286

MORTGAGE PASS-THRU’S – 24.8%
Agency Fixed Rate 30-Year – 24.4%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	17,222	16,043,524
Series 2006 4.50%, 1/01/36-5/01/36(a)	187	173,854
7.00%, 8/01/36-10/01/36(a)	1,319	1,379,154
Series 2007 5.50%, 7/01/35(a)	5,881	5,833,553
7.00%, 2/01/37(a)	12,775	13,362,850
Federal Home Loan Mortgage Corp. Series 2007 4.50%, 2/01/37(a)	4,639	4,321,877
Series 2008 6.50%, 5/01/35(a)	5,942	6,157,716
Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)	16,116	15,601,059
5.50%, 4/01/33-7/01/33(a)	21,911	21,761,448
Series 2004 5.50%, 4/01/34-11/01/34(a)	16,711	16,581,924
Series 2005 4.50%, 8/01/35-12/01/35(a)	26,200	24,407,743
5.50%, 2/01/35(a)	4,029	4,001,770
6.00%, 4/01/35(a)	13,128	13,325,191
Series 2006 5.00%, 1/01/36-2/01/36(a)	32,444	31,295,646
5.50%, 4/01/36(a)	59,694	59,145,706
6.50%, 9/01/36(a)	37,036	38,140,638
Series 2007 4.50%, 9/01/35-8/01/37(a)	18,815	17,531,157
5.00%, 7/01/36(a)	6,496	6,277,830
5.50%, 11/01/36-8/01/37(a)	51,326	50,923,560
6.50%, 11/01/37(a)	5,424	5,584,467
Series 2008 5.50%, 3/01/37(a)	52,874	52,388,286

		404,238,953

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	313

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Agency ARMS – 0.4%
Federal Home Loan Mortgage Corp. Series 2007 5.98%, 2/01/37(a)(d)	$5,951	$6,077,934

Total Mortgage Pass-Thru’s (cost $408,675,634)		410,316,887

COMMERCIAL MORTGAGE-BACKED SECURITIES – 14.7%
Non-Agency Fixed Rate CMBS – 14.6%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)	827	831,890
Series 2004-4, Class A3 4.128%, 7/10/42(a)	1,035	1,027,313
Series 2004-6, Class A2 4.161%, 12/10/42(a)	3,837	3,804,873
Series 2006-5, Class A4 5.414%, 9/10/47(a)	7,680	7,032,347
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)	2,500	2,353,124
Series 2005-T18, Class A4 4.933%, 2/13/42(a)	4,235	3,940,105
Series 2006-PW12, Class A4 5.902%, 9/11/38(a)	2,285	2,147,920
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)	8,425	7,590,795
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.299%, 12/10/49(a)	8,585	8,026,746
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46(a)	3,065	2,771,876
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	111	109,733
Series 2004-C1, Class A4 4.75%, 1/15/37(a)	1,815	1,741,813
Series 2005-C1, Class A4 5.014%, 2/15/38(a)	1,516	1,425,313
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38(a)	8,485	8,022,730
Series 2006-C4, Class A3 5.467%, 9/15/39(a)	6,475	5,932,565

314	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-C5, Class A3 5.311%, 12/15/39(a)	$4,500	$4,071,539
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	3,265	3,241,709
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,024,481
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,807,064
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	9,020	8,075,830
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39(a)	8,400	8,227,671
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,665,482
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	1,846	1,734,332
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,783,119
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,332	1,318,799
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	4,158	3,842,631
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	7,100	6,677,304
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	8,580	7,828,055
Series 2007-LD11, Class A2 5.992%, 6/15/49(a)	9,010	8,778,475
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,565,700
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,161,558
Series 2004-C4, Class A4 5.294%, 6/15/29(a)	6,015	5,855,760
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,074,325
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	4,209	3,906,622
Series 2005-C7, Class A4 5.197%, 11/15/30(a)	2,380	2,246,076

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	315

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-C1, Class A4 5.156%, 2/15/31(a)	$6,557	$5,954,661
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	8,090	7,376,838
Series 2007-C1, Class A4 5.424%, 2/15/40(a)	5,725	5,109,733
Series 2008-C1, Class A2 6.317%, 4/15/41(a)	4,785	4,471,185
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.416%, 11/12/37(a)	2,100	1,988,904
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,221,856
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(c)	5,385	5,309,348
Series 2006-2, Class A4 6.104%, 6/12/46(a)	3,075	2,920,301
Series 2007-9, Class A4 5.70%, 9/12/17(a)	8,644	7,803,548
Morgan Stanley Capital Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)	8,155	7,257,218
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,296,947
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	4,923,258
Series 2007-IQ15, Class A4 6.077%, 6/11/49(a)	4,030	3,714,819
Series 2007-T27, Class A4 5.803%, 6/13/42(a)	9,860	8,952,425
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45(a)	8,565	8,014,802
Series 2007-C32, Class A2 5.924%, 6/15/49(a)	8,604	8,342,665
Series 2007-C32, Class A3 5.929%, 6/15/49(a)	8,610	7,827,164

		241,131,347

Non-Agency Floating Rate CMBS –0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.901%, 3/06/20(a)(b)(d)	1,855	1,701,738

Total Commercial Mortgage-Backed Securities (cost $257,916,109)		242,833,085

316	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 5.2%
Treasuries – 5.2%
U.S. Treasury Bonds 4.50%, 2/15/36(a)(f)	$31,375	$31,688,851
U.S. Treasury Notes 2.125%, 1/31/10(a)	36,630	36,598,535
3.625%, 12/31/12(a)	17,720	18,200,371

Total Governments - Treasuries (cost $84,384,688)		86,487,757

INFLATION - LINKED SECURITIES – 2.0%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)(a) (cost $34,853,149)	31,717	34,063,295

AGENCIES – 1.6%
Agency Debentures – 1.6%
Federal Home Loan Mortgage Corp. 5.50%, 8/23/17(a)	1,540	1,643,469
Federal National Mortgage Association 6.25%, 5/15/29(a)	16,335	18,763,982
6.625%, 11/15/30(a)	4,485	5,394,011

Total Agencies (cost $26,353,220)		25,801,462

CMOS – 1.4%
Non-Agency ARMS – 0.9%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.338%, 2/25/36(a)(c)	3,638	2,365,337
Series 2006-3, Class 22A1 6.155%, 5/25/36(a)(c)	1,606	969,428
Series 2007-1, Class 21A1 5.718%, 1/25/47(a)(c)	2,315	1,438,921
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.115%, 5/25/35(a)(c)	4,116	3,612,926
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)	4,306	3,550,498
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.198%, 5/25/36(a)(c)	2,035	1,208,610
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.238%, 8/25/35(a)(c)	2,577	2,164,194

		15,309,914

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	317

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.3%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 4.079%, 12/25/35(a)(d)	$1,570	$1,036,712
Series 2006-OA14, Class 3A1 3.929%, 11/25/46(a)(d)	4,977	2,695,293
Countrywide Home Loan Series 2004-25, Class M1 3.002%, 2/25/35(d)(g)	2,997	438,255
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 2.582%, 3/25/36(a)(d)	336	328,707

		4,498,967

Non-Agency Fixed Rate – 0.2%
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.09%, 6/26/35(a)(b)	2,730	2,689,702

Agency Floating Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 2.822%, 5/28/35(a)(d)	392	333,039

Total CMOs (cost $33,494,389)		22,831,622

SUPRANATIONALS – 1.1%
Asian Development Bank 5.50%, 6/27/16(a)	3,810	4,127,807
European Investment Bank 4.875%, 2/15/36(a)	1,970	1,945,564
Inter-American Development Bank 5.125%, 9/13/16(a)	4,180	4,376,151
International Bank for Reconstruction & Development 9.25%, 7/15/17(a)	2,340	3,131,510
Nordic Investment Bank 5.00%, 2/01/17(a)	4,180	4,422,569

Total Supranationals (cost $17,839,979)		18,003,601

QUASI-SOVEREIGNS – 1.0%
Quasi-Sovereign Bonds – 1.0%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)(b)	4,470	3,983,579
7.75%, 5/29/18(a)(b)	13,270	12,449,914

Total Quasi-Sovereigns (cost $17,162,342)		16,433,493

318	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.9%
Home Equity Loans - Floating Rate – 0.7%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 3.586%, 12/25/32(a)(d)	$870	$780,356
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 2.742%, 5/25/37(a)(d)	3,715	753,216
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 2.642%, 12/25/35(a)(d)	940	899,811
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 2.731%, 1/20/35(a)(d)	1,044	843,722
Lehman XS Trust Series 2005-4, Class 1M1 2.972%, 10/25/35(d)(g)	4,865	973,000
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 2.592%, 4/25/37(a)(d)	3,919	3,706,593
Option One Mortgage Loan Trust Series 2006-3, Class M1 2.702%, 2/25/37(a)(d)	1,785	182,516
RAAC Series Series 2006-SP3, Class A1 2.552%, 8/25/36(a)(d)	641	608,414
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 2.642%, 3/25/35(a)(d)	314	270,268
Series 2005-RZ1, Class A2 2.672%, 4/25/35(a)(d)	741	622,848
Wells Fargo Home Equity Trust Series 2006-1, Class A2 2.562%, 5/25/36(a)(d)	1,515	1,479,801

		11,120,545

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	818	586,493
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(e)	385	371,453

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	319

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)	$346	$329,029
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	317	315,017

		1,601,992

Other ABS - Floating Rate – 0.1%
Petra CRE CDO Ltd. Series 2007-1A, Class C 3.572%, 2/25/47(a)(b)(d)	2,220	1,086,759
SLM Student Loan Trust Series 2003-C, Class A1 2.876%, 9/15/16(a)(d)	374	356,600

		1,443,359

Other ABS - Fixed Rate – 0.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(b)	1,000	790,000

Total Asset-Backed Securities (cost $25,695,559)		14,955,896

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Republic of Brazil 8.25%, 1/20/34(a)	1,990	2,472,575
Russian Federation 7.50%, 3/31/30(a)(b)(e)	6,502	7,241,586

Total Governments - Sovereign Bonds (cost $9,632,542)		9,714,161

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Landwirtschaftliche Rentenbank 5.125%, 3/14/16-2/01/17(a)	5,490	5,805,422
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,334,030

Total Governments - Sovereign Agencies (cost $7,016,162)		7,139,452

320	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Basic – 0.0%
Westvaco Corp. 8.20%, 1/15/30(a)	$670	$641,754

Transportation - Airlines – 0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	1,760	1,399,358

Total Corporates - Non-Investment Grades (cost $2,462,772)		2,041,112

	Shares
SHORT-TERM INVESTMENTS – 9.1%
Investment Companies – 9.1%
AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio(h) (cost $150,612,678)	150,612,678	150,612,678

Total Investments – 98.9% (cost $1,693,314,336)		1,637,001,787
Other assets less liabilities – 1.1%		17,413,839

Net Assets – 100.0%		$1,654,415,626

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$116,060	6/03/10	3 Month LIBOR	3.444%	$620,351
Lehman Brothers	10,000	12/04/11	3 Month LIBOR	4.850%	398,655
Lehman Brothers	12,075	2/26/13	3 Month LIBOR	3.746%	(102,772)
Lehman Brothers	75,715	11/28/17	3 Month LIBOR	4.726%	3,321,518

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr futures	319	December 2008	$36,740,753	$36,844,500	$103,747

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	321

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Japanese Yen settling 9/30/08	29,600	$270,984	$272,455	$1,471

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,484,977,854.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $63,197,274 or 3.8% of net assets.

(c)	Variable rate coupon, rate shown as of August 31, 2008.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,666,500.

(g)	Illiquid security, valued at fair value (see note A).

(h)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2008, the fund’s total exposure to subprime investments was 1.90%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Glossary:

LIBOR – London Interbank Offered Rates

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

322	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 99.4%
U.S. Treasury Notes
0.875%, 4/15/10 (TIPS)	$18,036	$18,072,420
1.625%, 1/15/15-1/15/18 (TIPS)	121,081	122,264,119
1.875%, 7/15/13-7/15/15 (TIPS)	103,275	106,537,065
2.00%, 7/15/14-1/15/26 (TIPS)	98,637	101,936,598
2.375%, 1/15/17 (TIPS)	85,561	90,801,756
3.00%, 7/15/12 (TIPS)	69,188	74,306,850
3.375%, 1/15/12 (TIPS)	75,775	81,754,533
3.50%, 1/15/11 (TIPS)	50,832	54,096,901
4.25%, 1/15/10 (TIPS)	33,154	34,858,130

Total Inflation-Linked Securities (cost $658,843,124)		684,628,372

	Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(a) (cost $2,284,997)	2,284,997	2,284,997

Total Investments – 99.7% (cost $661,128,121)		686,913,369
Other assets less liabilities – 0.3%		2,004,572

Net Assets – 100.0%		$688,917,941

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	323

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.8%
Industrials – 60.4%
Basic – 6.1%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$668,325
Basell AF SCA 8.375%, 8/15/15(a)(b)	3,170	1,870,300
Bowater Canada Finance Corp. 7.95%, 11/15/11(a)	3,630	2,268,750
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)(b)	1,938	1,894,783
Domtar Corp. 7.125%, 8/15/15(a)	2,500	2,412,500
Evraz Group SA 8.25%, 11/10/15(a)(b)	1,369	1,273,170
8.875%, 4/24/13(a)(b)	200	194,500
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	843,912
7.125%, 1/15/17(a)(b)	1,095	1,015,612
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.304%, 11/15/14(a)(c)	525	400,312
9.75%, 11/15/14(a)	525	437,063
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,050,900
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,008,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	548,100
Momentive Performance Materials, Inc. 10.125%, 12/01/14(a)(d)	835	730,625
NewMarket Corp. 7.125%, 12/15/16(a)	615	596,550
NewPage Corp. 10.00%, 5/01/12(a)	797	773,090
Novelis, Inc. 7.25%, 2/15/15(a)	4,070	3,774,925
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	859,500
7.375%, 11/01/16(a)	1,095	1,127,850
Series B 6.875%, 3/15/13(a)	1,815	1,837,688
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(a)	2,650	2,120,000
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)(b)	1,100	1,095,325

324	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Steel Dynamics Inc. 7.75%, 4/15/16(a)(b)	$775	$756,594
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)	2,600	2,587,000

		32,145,374

Capital Goods – 6.0%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	270	184,950
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,607,008
6.875%, 6/01/17(a)	1,430	1,408,550
Series B 7.125%, 5/15/16(a)	2,053	2,073,530
7.375%, 4/15/14(a)	655	661,550
Associated Materials, Inc. 11.25%, 3/01/14(a)	1,635	1,095,450
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,260	1,045,800
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,894,400
8.00%, 11/15/14(a)(b)	2,120	2,183,600
Case Corp. 7.25%, 1/15/16(a)	2,935	2,846,950
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	2,907,775
Crown Americas 7.625%, 11/15/13(a)	1,500	1,526,250
L-3 Communications Corp. 5.875%, 1/15/15(a)	1,828	1,722,890
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	2,530	2,511,025
Owens Corning, Inc. 6.50%, 12/01/16(a)	1,210	1,099,752
7.00%, 12/01/36(a)	1,555	1,257,821
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	990	821,700
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(e)(f)(g)	453	56,691
Sequa Corp. 11.75%, 12/01/15(a)(b)	725	638,000
Terex Corp. 8.00%, 11/15/17(a)	786	776,175
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	571,200
7.75%, 11/15/13(a)	2,075	1,639,250

		31,530,317

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	325

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Communications - Media – 10.6%
Allbritton Communications Co. 7.75%, 12/15/12(a)		$1,351	$1,209,145
AMC Entertainment, Inc. 11.00%, 2/01/16(a)		520	527,800
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)		1,637	1,620,630
CCH I Holdings LLC 11.75%, 5/15/14(a)(h)		9,037	4,834,795
CCH I LLC 11.00%, 10/01/15(a)		2,200	1,688,500
Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)(b)	EUR	398	578,631
Charter Communications Operations LLC 8.00%, 4/30/12(a)(b)		$1,800	1,737,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)		5,809	2,831,887
5.75%, 1/15/13(a)		1,641	935,370
CSC Holdings, Inc. 6.75%, 4/15/12(a)		2,565	2,500,875
7.625%, 7/15/18(a)		1,535	1,427,550
7.875%, 2/15/18(a)		640	601,600
Dex Media West LLC Series B 8.50%, 8/15/10(a)		444	426,240
DirecTV Holdings LLC 6.375%, 6/15/15(a)		3,811	3,591,867
Echostar DBS Corp. 6.375%, 10/01/11(a)		1,080	1,055,700
6.625%, 10/01/14(a)		3,970	3,652,400
7.125%, 2/01/16(a)		1,650	1,518,000
Idearc, Inc. 8.00%, 11/15/16(a)		7,690	3,479,725
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)		2,812	2,949,085
Lamar Media Corp. 6.625%, 8/15/15(a)		890	789,875
Liberty Media Corp. 5.70%, 5/15/13(a)		545	480,625
7.875%, 7/15/09(a)		350	354,183
8.25%, 2/01/30(a)		530	447,923
LIN Television Corp. 6.50%, 5/15/13(a)		725	594,500
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(a)(i)		755	517,175

326	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Quebecor Media, Inc. 7.75%, 3/15/16(a)	$3,255	$3,059,700
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	1,224	1,248,480
10.375%, 9/01/14(a)(b)	473	503,154
RH Donnelley Corp. 8.875%, 10/15/17(a)	6,350	3,270,250
Series A-1 6.875%, 1/15/13(a)	705	384,225
Series A-2 6.875%, 1/15/13(a)	2,248	1,236,400
Series A-3 8.875%, 1/15/16(a)	2,740	1,438,500
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	426,462
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(b)	316	297,830
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,065,050
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	677,580
WMG Holdings Corp. 9.50%, 12/15/14(a)	3,196	1,929,585

		55,888,297

Communications - Telecommunications – 7.2%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	2,832,500
American Tower Corp. 7.00%, 10/15/17(a)(b)	310	308,450
Cricket Communications, Inc. 9.375%, 11/01/14(a)	2,085	2,066,756
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,282,675
Fairpoint Communications, Inc. 13.125%, 4/01/18(a)(b)	1,885	1,866,150
Frontier Communications Corp. 6.25%, 1/15/13(a)	1,977	1,888,035
Inmarsat Finance PLC 7.625%, 6/30/12(a)	1,835	1,851,056
10.375%, 11/15/12(a)	1,037	1,056,444
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	2,360	2,053,200
9.25%, 11/01/14(a)	1,200	1,101,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	2,858	2,832,880

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	327

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)	$4,450	$3,615,625
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,872,876
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	318,500
Sprint Capital Corp. 6.875%, 11/15/28(a)	3,815	3,242,750
8.75%, 3/15/32(a)	1,180	1,147,550
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	750,175
Vip Finance 8.375%, 4/30/13(a)(b)	2,060	1,990,978
Windstream Corp. 8.125%, 8/01/13(a)	1,464	1,449,360
8.625%, 8/01/16(a)	1,560	1,544,400

		38,071,360

Consumer Cyclical - Automotive – 5.2%
Affinia Group, Inc. 9.00%, 11/30/14(a)	45	35,550
Allison Transmission 11.00%, 11/01/15(a)(b)	560	515,200
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	2,585,300
Ford Motor Credit Co. 5.538%, 1/13/12(a)(c)	2,785	2,056,179
7.00%, 10/01/13(a)	4,474	3,241,467
8.00%, 12/15/16(a)	2,145	1,545,543
General Motors Corp. 8.25%, 7/15/23(a)	4,155	2,025,562
8.375%, 7/15/33(a)	6,705	3,318,975
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)	550	566,500
9.00%, 7/01/15(a)	1,307	1,342,943
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	581,580
Lear Corp. Series B 5.75%, 8/01/14(a)	1,835	1,321,200
8.50%, 12/01/13(a)	370	296,000
8.75%, 12/01/16(a)	3,010	2,265,025
Tenneco, Inc. 8.625%, 11/15/14(a)	465	395,250
TRW Automotive, Inc. 7.25%, 3/15/17(a)(b)	5,330	4,583,800

328	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Visteon Corp. 7.00%, 3/10/14(a)	$1,795	$888,525

		27,564,599

Consumer Cyclical - Other – 6.3%
Beazer Homes USA, Inc. 8.375%, 4/15/12(a)	1,500	1,110,000
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	665,143
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	442,980
DR Horton, Inc. 4.875%, 1/15/10(a)	250	233,750
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,199,172
Greektown Holdings LLC 10.75%, 12/01/13(b)(g)	850	641,750
Harrah’s Operating Co., Inc. 5.75%, 10/01/17(a)	514	201,745
6.50%, 6/01/16(a)	5,352	2,140,800
10.75%, 2/01/16(a)(b)	5,146	3,460,685
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	345,537
Series Q 6.75%, 6/01/16(a)	2,935	2,524,100
KB Home 6.375%, 8/15/11(a)	600	552,000
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	638,120
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,151,720
7.50%, 6/01/16(a)	1,200	978,000
7.625%, 1/15/17(a)	2,080	1,713,400
8.375%, 2/01/11(a)	2,179	1,977,442
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	915,075
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,421,200
Six Flags, Inc. 9.625%, 6/01/14(a)	763	431,095
Station Casinos, Inc. 6.625%, 3/15/18(a)	3,610	1,498,150
Trump Entertainment Resorts, Inc. 8.50%, 6/01/15(a)	2,025	926,438
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	1,097	1,080,545

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	329

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Universal City Development Partners 11.75%, 4/01/10(a)		$610	$617,625
Universal City Florida Holding Co. 8.375%, 5/01/10(a)		630	612,675
William Lyon Homes, Inc. 10.75%, 4/01/13(a)		1,597	750,590
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)		3,435	3,130,144

			33,359,881

Consumer Cyclical - Restaurants – 0.2%
OSI Restaurant Partners, Inc. 10.00%, 6/15/15(a)		1,065	585,750
Sbarro, Inc. 10.375%, 2/01/15(a)		415	286,350

			872,100

Consumer Cyclical - Retailers – 1.0%
Autonation, Inc. 4.791%, 4/15/13(a)(c)		175	144,375
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)		555	400,988
Couche-Tard, Inc. 7.50%, 12/15/13(a)		1,006	938,095
Dollar General Corp. 10.625%, 7/15/15(a)		510	511,275
GSC Holdings Corp. 8.00%, 10/01/12(a)		1,290	1,351,275
Michaels Stores, Inc. 10.00%, 11/01/14(a)		885	663,750
Rite Aid Corp. 6.875%, 8/15/13(a)		2,080	1,248,000

			5,257,758

Consumer Non-Cyclical – 6.1%
Aramark Corp. 8.50%, 2/01/15(a)		1,710	1,722,825
Biomet, Inc. 11.625%, 10/15/17(a)		1,220	1,282,525
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(a)		1,240	1,035,400
Central European Distribution Corp. 8.00%, 7/25/12(a)(b)	EUR	173	246,028
Community Health Systems, Inc. 8.875%, 7/15/15(a)		$2,266	2,288,660
DaVita, Inc. 7.25%, 3/15/15(a)		1,219	1,199,191

330	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dean Foods Co. 7.00%, 6/01/16(a)	$921	$851,925
Del Monte Corp. 6.75%, 2/15/15(a)	395	371,300
Dole Food Co., Inc. 8.625%, 5/01/09(a)	420	414,750
8.875%, 3/15/11(a)	718	656,970
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)	2,825	2,613,125
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	698,475
HCA, Inc. 6.375%, 1/15/15(a)	4,848	3,999,600
6.50%, 2/15/16(a)	1,520	1,265,400
6.75%, 7/15/13(a)	1,650	1,435,500
9.625%, 11/15/16(a)(d)	2,665	2,688,319
Healthsouth Corp. 10.75%, 6/15/16(a)	580	623,500
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,176,935
New Albertsons, Inc. 7.45%, 8/01/29(a)	2,220	2,114,419
Select Medical Corp. 7.625%, 2/01/15(a)	910	782,600
Stater Brothers Holdings 8.125%, 6/15/12(a)	594	591,030
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	1,103,031
9.25%, 2/01/15(a)	730	731,825
9.875%, 7/01/14(a)	195	196,463
Universal Hospital Services, Inc. 6.303%, 6/01/15(a)(c)	895	832,350
Viant Holdings, Inc. 10.125%, 7/15/17(a)(b)	567	479,115
Visant Corp. 7.625%, 10/01/12(a)	883	863,132

		32,264,393

Energy – 4.7%
Chesapeake Energy Corp. 6.50%, 8/15/17(a)	2,095	1,948,350
6.625%, 1/15/16(a)	2,195	2,057,813
6.875%, 1/15/16(a)	270	259,200
7.50%, 9/15/13(a)	805	813,050
CIE Generale De Geophysique 7.50%, 5/15/15(a)	1,285	1,278,575
7.75%, 5/15/17(a)	195	194,025

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	331

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Complete Production Services, Inc. 8.00%, 12/15/16(a)	$1,325	$1,301,813
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13(a)	1,145	961,800
Forest Oil Corp. 7.25%, 6/15/19(a)	2,790	2,566,800
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)	1,425	1,289,625
Newfield Exploration Co. 7.125%, 5/15/18(a)	1,635	1,540,987
OPTI Canada, Inc. 8.25%, 12/15/14(a)	313	312,609
PetroHawk Energy Corp. 9.125%, 7/15/13(a)	2,306	2,294,470
Plains Exploration & Production Co. 7.75%, 6/15/15(a)	2,615	2,490,787
Pride International, Inc. 7.375%, 7/15/14(a)	634	643,510
Range Resources Corp. 7.50%, 5/15/16(a)	940	930,600
Southwestern Energy Co. 7.50%, 2/01/18(a)(b)	1,025	1,048,062
Tesoro Corp. 6.25%, 11/01/12(a)	1,180	1,062,000
6.50%, 6/01/17(a)	2,160	1,809,000

		24,803,076

Other Industrial – 0.7%
Noble Group Ltd. 6.625%, 3/17/15(a)(b)	2,000	1,726,010
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)	1,105	1,077,375
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)	655	641,900

		3,445,285

Services – 0.9%
Expedia, Inc. 8.50%, 7/01/16(a)(b)	1,070	1,040,575
Realogy Corp. 10.50%, 4/15/14(a)	2,530	1,492,700
Service Corp. International 6.75%, 4/01/16(a)	1,000	920,000
Ticketmaster 10.75%, 8/01/16(a)(b)	330	338,250
Travelport LLC 9.875%, 9/01/14(a)	535	437,363
West Corp. 9.50%, 10/15/14(a)	500	426,250

		4,655,138

332	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 4.1%
Amkor Technology, Inc. 9.25%, 6/01/16(a)	$3,480	$3,358,200
Avago Technologies Finance 10.125%, 12/01/13(a)	755	812,569
CA, Inc. 4.75%, 12/01/09(a)	965	955,102
First Data Corp. 9.875%, 9/24/15(a)(b)	1,341	1,156,613
Flextronics International Ltd. 6.50%, 5/15/13(a)	1,418	1,340,010
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	4,530	3,669,300
10.125%, 12/15/16(a)	2,625	2,014,687
Iron Mountain, Inc. 6.625%, 1/01/16(a)	1,360	1,281,800
Nortel Networks Corp. 6.875%, 9/01/23(a)	626	416,290
Nortel Networks Ltd. 10.125%, 7/15/13(a)	1,025	953,250
NXP BV / NXP Funding LLC 5.541%, 10/15/13(a)(c)	1,000	777,500
9.50%, 10/15/15(a)	445	301,487
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	2,143	2,113,534
Serena Software, Inc. 10.375%, 3/15/16(a)	875	807,187
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	1,712	1,737,680

		21,695,209

Transportation - Airlines – 0.4%
AMR Corp. 9.00%, 8/01/12(a)	1,675	954,750
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	911,050
Series RJO3 7.875%, 7/02/18(a)	540	369,762

		2,235,562

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14(a)	1,300	1,248,000

Transportation - Services – 0.6%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,132,950
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,072,006
10.50%, 1/01/16(a)	1,175	1,036,938

		3,241,894

		318,278,243

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	333

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 8.9%
Electric – 7.8%
The AES Corp. 7.75%, 3/01/14(a)	$2,430	$2,417,850
8.00%, 10/15/17(a)	3,740	3,683,900
8.75%, 5/15/13(a)(b)	140	144,900
CMS Energy Corp. 8.50%, 4/15/11(a)	835	878,095
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)	3,360	3,099,600
8.375%, 5/01/16(a)	3,180	3,112,425
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10(a)	312	315,747
Series B 7.67%, 11/08/16(a)	1,222	1,196,033
Edison Mission Energy 7.00%, 5/15/17(a)	3,840	3,676,800
7.50%, 6/15/13(a)	1,860	1,864,650
7.75%, 6/15/16(a)	1,695	1,695,000
Energy Future Holdings Corp. 10.875%, 11/01/17(a)(b)	1,545	1,581,694
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	2,925	2,500,875
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	414,225
7.375%, 2/01/16-1/15/17(a)	4,805	4,713,587
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	602,485
7.625%, 6/15/14(a)	1,820	1,760,850
7.875%, 6/15/17(a)	1,840	1,775,600
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)(b)	2,151	2,145,623
TXU Corp. Series P 5.55%, 11/15/14(a)	1,957	1,526,090
Series Q 6.50%, 11/15/24(a)	3,106	2,219,280

		41,325,309

Natural Gas – 1.1%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,258,529
Enterprise Products Operating LP 8.375%, 8/01/66(a)(j)	3,450	3,408,759
Regency Energy Partners 8.375%, 12/15/13(a)	1,089	1,110,780

		5,778,068

		47,103,377

334	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY-100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	$18,810	$17,563,837
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,266,401

		21,830,238

Financial Institutions – 2.3%
Brokerage – 0.1%
E*Trade Financial Corp. 7.375%, 9/15/13(a)	680	581,400

Finance – 1.7%
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	1,466,008
6.875%, 9/15/11(a)	7,005	4,346,883
8.00%, 11/01/31(a)	2,170	1,170,387
Residential Capital LLC 9.625%, 5/15/15(a)(b)	5,320	1,755,600

		8,738,878

Insurance – 0.1%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	697,300

REITS – 0.4%
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 7.125%, 2/15/13(a)	2,500	2,184,375

		12,201,953

Total Corporates - Non-Investment Grades (cost $458,443,744)		399,413,811

CORPORATES - INVESTMENT GRADES – 14.8%
Industrials – 7.5%
Basic – 2.3%
ArcelorMittal 6.50%, 4/15/14(a)	2,081	2,109,901
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	3,735	3,959,100
The Mosaic Co. 7.625%, 12/01/16(a)(b)(h)	2,875	3,023,439
United States Steel Corp. 7.00%, 2/01/18(a)	1,825	1,786,821
Weyerhaeuser Co. 7.375%, 3/15/32(a)	1,385	1,326,905

		12,206,166

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	335

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Masco Corp. 6.125%, 10/03/16(a)	$1,420	$1,243,974

Communications - Telecommunications – 1.2%
Embarq Corp. 6.738%, 6/01/13(a)	2,715	2,599,808
Qwest Corp. 6.50%, 6/01/17(a)	1,270	1,073,150
6.875%, 9/15/33(a)	2,240	1,657,600
8.875%, 3/15/12(a)	1,115	1,123,363

		6,453,921

Consumer Cyclical - Other – 0.9%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	2,110	1,998,609
7.875%, 5/01/12(a)	539	541,498
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	2,443	2,070,213

		4,610,320

Consumer Cyclical - Retailers – 1.0%
Federated Retail Holdings, Inc. 5.90%, 12/01/16(a)	1,495	1,290,870
Limited Brands, Inc. 5.25%, 11/01/14(a)	2,028	1,707,748
6.90%, 7/15/17(a)	845	735,266
Macys Retail Holdings, Inc. 5.75%, 7/15/14(a)	1,460	1,310,724

		5,044,608

Consumer Non-Cyclical – 1.1%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,037,681
Coventry Health Care, Inc. 5.875%, 1/15/12(a)	683	666,536
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,516,864
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)	832	790,400

		6,011,481

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15(a)	856	831,975

Technology – 0.6%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	1,300	1,293,803

336	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Motorola, Inc. 7.50%, 5/15/25(a)	$1,470	$1,337,678
Xerox Corp. 6.40%, 3/15/16(a)	535	528,278

		3,159,759

		39,562,204

Financial Institutions – 5.1%
Banking – 1.3%
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	1,685	1,572,333
Fifth Third Bancorp 6.25%, 5/01/13(a)	2,075	1,820,238
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)(b)	2,125	2,141,870
Washington Mutual, Inc. 5.25%, 9/15/17(a)	2,455	1,460,725

		6,995,166

Brokerage – 0.9%
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,195,893
Merrill Lynch & Co., Inc. 5.70%, 5/02/17(a)	3,065	2,594,351

		4,790,244

Finance – 2.4%
Capital One Financial Corp. 6.15%, 9/01/16(a)	1,000	820,588
6.75%, 9/15/17(a)	663	633,241
CIT Group, Inc. 5.40%, 1/30/16(a)	515	362,754
Series MTN 5.125%, 9/30/14(a)	2,450	1,756,287
Countrywide Financial Corp. 6.25%, 5/15/16(a)	2,221	1,810,102
Series MTN 5.80%, 6/07/12(a)	515	466,152
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	56	50,167
International Lease Finance Corp. 6.375%, 3/25/13(a)	2,815	2,517,395
iStar Financial, Inc. 5.15%, 3/01/12(a)	2,500	1,825,000
SLM Corp. Series MTN 5.125%, 8/27/12(a)	255	218,933
Series MTNA 4.50%, 7/26/10(a)	845	768,737
5.00%, 10/01/13(a)	2,000	1,636,134

		12,865,490

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	337

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 0.3%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	$950	$892,955
7.80%, 3/15/37(a)(b)	770	579,013

		1,471,968

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(a)(b)	921	768,004

		26,890,872

Utility – 2.2%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11(a)	1,070	1,103,438
8.25%, 4/15/12(a)(b)	1,830	1,921,500
Aquila, Inc. 11.875%, 7/01/12(a)	1,096	1,271,360
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	432,942
Teco Finance, Inc. 6.572%, 11/01/17(a)	500	480,306
7.00%, 5/01/12(a)	722	729,486

		5,939,032

Natural Gas – 1.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)	570	551,003
Williams Co., Inc. 7.625%, 7/15/19(a)	3,189	3,332,505
7.875%, 9/01/21(a)	1,634	1,715,700

		5,599,208

		11,538,240

Total Corporates - Investment Grades (cost $81,749,971)		77,991,316

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	1,875	1,678,734
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51(a)	1,100	987,310
Series 2007-CB18, Class A4 5.44%, 6/12/47(a)	1,875	1,673,638

338	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38(a)		$2,600	$2,361,426
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46(a)		2,125	1,942,668

Total Commercial Mortgage-Backed Securities (cost $8,680,230)			8,643,776

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrials – 0.4%
Consumer Cyclical - Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		846	837,540

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,253,536

Total Emerging Markets - Corporate Bonds (cost $2,417,140)			2,091,076

	Shares
PREFERRED STOCKS – 0.4%
Non Corporate Sectors – 0.3%
Agencies - Government Sponsored – 0.3%
Federal Home Loan Mortgage Corp. Series Z 8.375%(a)		36,525	513,176
Federal National Mortgage Association 8.25%(a)		54,625	783,869

			1,297,045

Financial Institutions – 0.1%
REITS – 0.1%
Sovereign REIT 12.00%(a)(b)		624	549,120

Total Preferred Stocks (cost $3,183,550)			1,846,165

	Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)(b) (cost $1,645,462)		$1,650	1,674,750

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	339

High Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics (e)(k) (cost $904)	90,400	$904

SHORT-TERM INVESTMENTS – 5.1%
Investment Companies – 5.1%
AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio(l) (cost $26,563,716)	26,563,716	26,563,716

Total Investments – 98.4% (cost $582,684,717)		518,225,514
Other assets less liabilities – 1.6%		8,624,778

Net Assets – 100.0%		$526,850,292

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Lehman Brothers CDX High Yield 5.00%, 6/20/13	$1,000	5.00%	6/20/13		$(48)

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$1,000	7/03/13	3 Month LIBOR	4.220%	$11,473

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 10 Yr futures	35	December 2008	$4,033,063	$4,042,500	$ (9,437)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro Dollarsettling 9/29/08	1,496	$2,337,654	$2,190,838	$146,816

340	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $490,962,453.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $93,600,688 or 17.8% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2008.

(d)	Pay-In-Kind Payments (PIK).

(e)	Illiquid security, valued at fair value (see Note A).

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of August 31, 2008, is considered illiquid and restricted (see Note A).

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc.
9.00%, 11/30/08	8/05/05	$396,900	$56,691	0.01%

(g)	Security is in default and is non-income producing.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2008.

(i)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(j)	Variable rate coupon, rate shown as of August 31, 2008.

(k)	Non-income producing security.

(l)	Investment in affiliated money market mutual fund.

Currency Abbreviations:

EUR – Euro Dollar

Glossary:

LIBOR – London Interbank Offered Rates

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	341

High Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy will pursue its investment objectives through investing in a combination of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such

1	It should be noted that the information in the fee evaluation was completed on July 24, 2008 and presented to the Board of Directors on August 5-August 7, 2008, in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.
2	Future references to the Strategies do not include “AllianceBernstein.”
3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio, Global Value Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation-Protection Portfolio and High Yield Portfolio.

342	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Boards of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[4]	Advisory Fee
Equal to or less than 60%	0.55%

Greater than 60% and less than 80%	0.60%

Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a

Assets greater than $2.5 billion and less than $5 billion	10 basis points

Assets greater than $5 billion	15 basis points

4	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Global Real Estate Investment Portfolio will be considered to be invested in equity investments.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	343

Accordingly, under the terms of the Investment Advisory Agreement and based on the Strategies’ current percentages of investments held in equities, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

2010, 2015, 2020	0.60%	0.50%	0.45%

2000, 2005	0.55%	0.45%	0.40%

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios, in which the Strategies invest, although there are other expenses at the Pooling Portfolio level of approximately 0.04% of the Strategies’ average net assets (estimated for the six month period ended February 29, 2008).

The Strategies’ net assets on June 30, 2008 are set forth below:

Strategy	06/30/08 Net Assets ($millions)
2000 Retirement Strategy	$17.1
2005 Retirement Strategy	$43.8
2010 Retirement Strategy	$175.3
2015 Retirement Strategy	$269.7
2020 Retirement Strategy	$319.7
2025 Retirement Strategy	$265.0
2030 Retirement Strategy	$205.1
2035 Retirement Strategy	$139.4
2040 Retirement Strategy	$102.0
2045 Retirement Strategy	$62.3
2050 Retirement Strategy	$1.6
2055 Retirement Strategy	$0.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, in dollars and as a percentage of average daily net assets, which the Adviser was entitled to receive

344	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

(before expense caps) from the Strategies but waved the amounts in their entirety during the Strategies’ most recently completed fiscal year:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy	$37,012	0.68%
2005 Retirement Strategy	$37,012	0.26%
2010 Retirement Strategy	$37,012	0.08%
2015 Retirement Strategy	$37,012	0.05%
2020 Retirement Strategy	$37,012	0.04%
2025 Retirement Strategy	$37,012	0.04%
2030 Retirement Strategy	$37,012	0.07%
2035 Retirement Strategy	$37,012	0.10%
2040 Retirement Strategy	$37,012	0.20%
2045 Retirement Strategy	$37,012	0.22%
2050 Retirement Strategy	$5,613	46.23%[5]
2055 Retirement Strategy	$5,613	45.57%[5]

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days written notice. It should be noted that the Strategies expense caps were reduced effective March 1, 2007. Set forth below are the Strategies’ expense caps, and gross expense ratios as of February 29, 2008:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (02/29/08)[5]		Fiscal Year End
2000 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.86 1.56 1.56 1.06 0.81 0.56 0.56	% % % % % % %	2.84 3.56 3.44 2.74 2.59 2.26 2.32	% % % % % % %	August 31

2005 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.92 1.62 1.62 1.12 0.87 0.62 0.62	% % % % % % %	1.86 2.56 2.56 2.01 1.83 1.47 1.56	% % % % % % %	August 31

5	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	345

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (02/29/08)[5]		Fiscal Year End
2010 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.94 1.64 1.64 1.14 0.89 0.64 0.64	% % % % % % %	1.17 1.87 1.87 1.54 1.25 0.92 0.86	% % % % % % %	August 31

2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98 1.68 1.68 1.18 0.93 0.68 0.68	% % % % % % %	1.11 1.82 1.81 1.51 1.20 0.87 0.80	% % % % % % %	August 31

2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02 1.72 1.72 1.22 0.97 0.72 0.72	% % % % % % %	1.14 1.85 1.85 1.54 1.23 0.90 0.84	% % % % % % %	August 31

2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04 1.74 1.74 1.24 0.99 0.74 0.74	% % % % % % %	1.17 1.88 1.88 1.48 1.25 0.92 0.87	% % % % % % %	August 31

2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.23 1.94 1.94 1.52 1.30 0.97 0.93	% % % % % % %	August 31

2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.35 2.06 2.06 1.61 1.40 1.06 1.05	% % % % % % %	August 31

346	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (02/29/08)[5]		Fiscal Year End
2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.49 2.20 2.19 1.72 1.51 1.18 1.18	% % % % % % %	August 31

2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.78 2.48 2.48 1.99 1.75 1.39 1.47	% % % % % % %	August 31

2050 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	102.65 148.38 159.60 117.70 111.93 104.95 121.54	% % % % % % %	August 31

2055 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	306.91 356.80 340.61 315.86 294.42 315.74 345.57	% % % % % % %	August 31

The expense limitation undertaking described includes the blended expense ratios of the Pooling Portfolios (i.e., the Strategies’ underlying expense ratios). For the six months ended February 29, 2008 and the fiscal year ended August 31, 2007, each of the 2000-2055 Retirement Strategies had an estimated blended expense ratio related to the Pooling Portfolios of 0.04% and 0.04%, respectively.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	347

company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for a portion of their expenses by the Strategies. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Strategies. In addition to the AllianceBernstein Institutional fee schedule, set forth below is a comparison of the advisory fees of the Retirement Strategies and what would have been the effective advisory fees of the Strategies had the AllianceBernstein

348	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Institutional fee schedule been applicable to the Strategies based on June 30, 2008 net assets:6

AB Institutional Fee Schedule	Strategy	Net Assets 06/30/08 ($MM)		AB Inst. Fee (%)		Advisory Fee (%)[7]

Target Date—All Active

75 bp on 1st $25 million

60 bp on next $25 million

50 bp on next $50 million

40 bp on next $100 million

35 bp on the balance

+Other operating expenses (capped)

Minimum Account Size:

$100M or plan assets of $500M

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

		$ $ $ $ $ $ $ $ $ $ $ $	17.1 43.8 175.3 269.7 319.7 265.0 205.1 139.4 102.0 62.3 1.6 0.7	0.750 0.686 0.507 0.457 0.440 0.459 0.491 0.534 0.586 0.640 0.750 0.750	% % % % % % % % % % % %	0.550 0.550 0.600 0.600 0.600 0.650 0.650 0.650 0.650 0.650 0.650 0.650	% % % % % % % % % % % %

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships:

Client	Fee Schedule
2030, 2040, 2050	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% in excess of $5 billion

2010, 2015, 2020	0.60% on first $2.5 billion 0.50% on next $2.5 billion 0.45% in excess of $5 billion

2005	0.55% on first $2.5 billion 0.54% on next $2.5 billion 0.40% in excess of $5 billion

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategies by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.
7	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	349

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the subject Strategy.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, similar 12b-1/non 12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. It should be noted that, at the request of the Senior Officer and the Adviser, Lipper allowed for the EGs of the Retirement Strategies to include no-load funds10 in addition to front-end load funds, which the Class A Shares of the Strategies are considered, in order for the EGs to have a sufficient number of peers.

Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds. As a result, the peer groups of those Strategies are almost identical. Similarly, the 2015 and 2020 Retirement Strategies are classified as mixed asset target 2020 funds while 2025 and 2030 Retirement Strategy are classified as mixed asset target 2030 funds. The 2035, 2040, 2045, 2050 and 2055 Retirement Strategies are classified as mixed asset target 2030+ funds.

The original EG for 2025 Retirement Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EG of the Strategy to include two 2020 funds in addition to the five other 2030 funds that have the same Lipper investment classification as 2025 Retirement Strategy.

8	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.
9	The management fee is calculated by Lipper using the Strategy’s management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.
10	The EGs for each of the 2000-2035 Retirement Strategies had one peer that was no load; the EGs for each of the 2040-2055 Retirement Strategies had two peers that were no load.

350	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
2000 Retirement Strategy	0.550	0.573	3/9
2005 Retirement Strategy	0.550	0.573	3/9
2010 Retirement Strategy	0.600	0.600	5/9
2015 Retirement Strategy	0.600	0.693	3/10
2020 Retirement Strategy	0.600	0.693	3/10
2025 Retirement Strategy	0.650	0.709	3/8
2030 Retirement Strategy	0.650	0.732	3/8
2035 Retirement Strategy	0.650	0.770	3/9
2040 Retirement Strategy	0.650	0.737	4/10
2045 Retirement Strategy	0.650	0.737	4/10
2050 Retirement Strategy	0.650	0.737	4/10
2055 Retirement Strategy	0.650	0.737	4/10

Set forth below is a comparison of the Retirement Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown. As previously mentioned, the Strategies’ expense caps were reduced on March 1, 2007. Accordingly, pro-forma data is also shown (in bold and italicized).12 It should be noted that Lipper intentionally omitted the Lipper Expense Universe (“EU”) due to the limited number of fund complexes that offer mixed-asset target maturity funds.

11	The management fee would not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously mentioned, the Adviser waived such reimbursements during the Strategies’ most recently completed fiscal year. In addition, the management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.
12	The pro-forma expense ratio shows what would have been the total expense ratio of the Retirement Strategy had the change to the Strategy’s expense cap been in effect for the Strategy’s full fiscal year. With respect to 2000-2045 Retirement Strategies, the actual total expense ratios of the Strategies reflects the reduced expense caps for only a portion of the Strategies’ entire fiscal year, which is to say from March 12, 2007 through August 31, 2007.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	351

Strategy	Total Expense Ratio (%)[13]	Lipper Exp. Group Median (%)[14]	Lipper Group Rank
2000 Retirement Strategy	0.944	1.003	2/9
Pro-forma[15]	0.860	1.003	1/9

2005 Retirement Strategy	0.991	1.003	3/9
Pro-forma[15]	0.920	1.003	1/9

2010 Retirement Strategy	1.029	1.018	6/9
Pro-forma[15]	0.940	1.018	2/9

2015 Retirement Strategy	1.056	1.060	4/10
Pro-forma[15]	0.980	1.060	2/10

2020 Retirement Strategy	1.104	1.070	6/10
Pro-forma[15]	1.020	1.070	3/10

2025 Retirement Strategy	1.118	1.118	4/8
Pro-forma[15]	1.040	1.118	3/8

2030 Retirement Strategy	1.130	1.130	3/8
Pro-forma[15]	1.060	1.130	3/8

2035 Retirement Strategy	1.130	1.156	3/9
Pro-forma[15]	1.060	1.156	3/9

2040 Retirement Strategy	1.119	1.130	4/10
Pro-forma[15]	1.060	1.130	4/10

2045 Retirement Strategy	1.131	1.131	5/10
Pro-forma[15]	1.060	1.131	4/10

2050 Retirement Strategy	1.060	1.156	4/10

2055 Retirement Strategy	1.060	1.156	4/10

Based on the information provided, except for 2010 Retirement Strategy, whose contractual management fee is equal to the Strategy’s EG median, the contractual management fees of the Retirement Strategies are lower than their EG medians. In addition, the total expense ratios, on a pro-forma basis, of 2000-2045 Retirement Strategies are lower than their respective EG medians; and the actual total expense ratios of 2050-55 Retirement Strategies are lower than their respective EG medians.

13	The total expense ratios (inclusive of the Strategies’ underlying expenses) shown are for the Retirement Strategies’ Class A shares.
14	Peer total expense ratios are also inclusive of their respective underlying expenses.
15	Note that the EG medians are the same for the non-pro-forma EG and the pro-forma EG. Lipper includes each Strategy twice (on a non-pro-forma basis and on a pro-forma basis) to calculate the EG median. Lipper does not include each Strategy twice when considering the total number of funds for ranking.

352	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Retirement Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Retirement Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s overall profitability pertaining to the Retirement Strategies in the aggregate was negative in 2007.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have a business relationship with the Strategies and may earn a profit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	353

AllianceBernstein Investments, Inc. (“ABI”), the Strategies’ distribution and affiliate of the Adviser, retained the following front-end load sales charges from sales of Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$319
2005 Retirement Strategy	$2,794
2010 Retirement Strategy	$7,680
2015 Retirement Strategy	$7,745
2020 Retirement Strategy	$5,906
2025 Retirement Strategy	$7,051
2030 Retirement Strategy	$3,152
2035 Retirement Strategy	$3,358
2040 Retirement Strategy	$1,345
2045 Retirement Strategy	$2,572
2050 Retirement Strategy	$0
2055 Retirement Strategy	$5

ABI received the following Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$16,233	$14
2005 Retirement Strategy	$48,325	$1,427
2010 Retirement Strategy	$148,126	$1,134
2015 Retirement Strategy	$229,003	$2,721
2020 Retirement Strategy	$246,246	$2,716
2025 Retirement Strategy	$239,198	$4,583
2030 Retirement Strategy	$145,579	$868
2035 Retirement Strategy	$107,188	$1,287
2040 Retirement Strategy	$54,468	$1,256
2045 Retirement Strategy	$49,603	$224
2050 Retirement Strategy	$50	$0
2055 Retirement Strategy	$51	$0

The Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.16

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

354	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

Strategy	ABIS Fee	Expense Offset[17]
2000 Retirement Strategy	$19,395	$677
2005 Retirement Strategy	$19,856	$1,154
2010 Retirement Strategy	$24,709	$2,052
2015 Retirement Strategy	$32,525	$3,086
2020 Retirement Strategy	$33,728	$3,767
2025 Retirement Strategy	$33,278	$3,706
2030 Retirement Strategy	$27,408	$3,443
2035 Retirement Strategy	$23,115	$3,487
2040 Retirement Strategy	$20,509	$3,146
2045 Retirement Strategy	$19,726	$3,118
2050 Retirement Strategy	$0	$8
2055 Retirement Strategy	$0	$2

There are no portfolio transactions for the Retirement Strategies since they pursue their investment objectives through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. The Adviser profits directly from any of the Pooling Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” During the Pooling Portfolios’ most recently completed fiscal year, none of the Pooling Portfolios effected brokerage transactions or paid commissions to SCB. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Fund’s account.
18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	355

greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli 19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th—75th percentile range of their comparable peers.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line with their peers.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $717 billion as of June 30, 2008 the Adviser has the investment experience to manage the Strategies and to provide the non-investment services to the Strategies.

19	The Deli study was originally published in 2002 based on 1997 data.
20	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

356	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The information prepared by Lipper shows the 1 year performance return21 and ranking of each Strategy relative to its Lipper Performance Group (“PG”)22 and Lipper Performance Universe (“PU”)23 for the periods ended April 30, 2008.24

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2000 Retirement Strategy
1 year	-0.22	-0.22	-0.01	5/9	15/25

2005 Retirement Strategy
1 year	-1.34	-0.88	-0.01	6/9	18/25

2010 Retirement Strategy
1 year	-1.91	-0.88	-0.01	8/9	23/25

2015 Retirement Strategy
1 year	-3.10	-0.91	-1.81	8/10	31/44

2020 Retirement Strategy
1 year	-4.05	-0.91	-1.81	9/10	37/44

2025 Retirement Strategy
1 year	-4.59	-2.82	-3.11	5/6	23/34

2030 Retirement Strategy
1 year	-5.03	-3.05	-3.11	6/8	29/34

2035 Retirement Strategy
1 year	-5.36	-3.56	-3.46	7/9	38/50

21	The performance returns of the Strategies shown were provided by the Adviser. Lipper maintains its own database for performance of the Strategies. Rounding differences may cause the Adviser’s performance returns for the Strategies to be one or two basis points different from Lipper’s own returns. To maintain consistency, the Adviser’s returns for the Strategies are shown instead of Lipper’s.
22	Each Strategy’s PG is identical to the respective Strategy’s EG with the exception of 2025 Retirement Strategy.
23	The PU for each Strategy includes the Strategy and all funds of the same Lipper classification/objective and load type as the Strategy. In contrast to the PG, the PU allows for the inclusion of multiple funds managed by the same investment adviser.
24	As previously mentioned, Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds. As a result, the peer groups of those Strategies are almost identical. Similarly, the 2015 and 2020 Retirement Strategies are classified as mixed asset target 2020 funds; the 2025 and 2030 Retirement Strategies are classified as mixed asset target 2030 funds; the 2035, 2040, 2045, 2050 and 2055 Retirement Strategies are classified as mixed asset target 2030+ funds.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	357

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2040 Retirement Strategy
1 year	-5.32	-3.63	-3.46	8/10	37/50

2045 Retirement Strategy
1 year	-5.20	-3.63	-3.46	8/10	36/50

2050 Retirement Strategy	N/A	N/A	N/A	N/A	N/A

2055 Retirement Strategy	N/A	N/A	N/A	N/A	N/A

The table below shows the 1 year and since inception performance returns of the Strategies (in bold) versus their composite benchmarks.25

	Periods Ending April 30, 2008 Annualized Performance (Net)
Strategy	1 Year (%)	Since Inception (%)[26]
2000 Retirement Strategy	-0.22	7.12
Composite Index	1.20	8.02
Inception Date: September 1, 2005

2005 Retirement Strategy	-1.34	7.15
Composite Index	-0.17	8.41
Inception Date: September 1, 2005

2010 Retirement Strategy	-1.91	7.58
Composite Index	-1.37	8.64
Inception Date: September 1, 2005

2015 Retirement Strategy	-3.10	7.88
Composite Index	-2.39	8.87
Inception Date: September 1, 2005

2020 Retirement Strategy	-4.05	8.06
Composite Index	-3.37	9.09
Inception Date: September 1, 2005

25	The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Real Estate Index, for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation-Protection, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.
26	The Adviser provided Retirement Strategy and benchmark performance return information for periods through April 30, 2008.

358	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

	Periods Ending April 30, 2008 Annualized Performance (Net)
Strategy	1 Year (%)	Since Inception (%)[26]
2025 Retirement Strategy	-4.59	9.05
Composite Index	-4.15	9.33
Inception Date: September 1, 2005

2030 Retirement Strategy	-5.03	8.46
Composite Index	-4.62	9.57
Inception Date: September 1, 2005

2035 Retirement Strategy	-5.36	8.50
Composite Index	-4.85	9.58
Inception Date: September 1, 2005

2040 Retirement Strategy	-5.32	8.95
Composite Index	-4.85	9.58
Inception Date: September 1, 2005

2045 Retirement Strategy	-5.20	8.85
Composite Index	-4.85	9.58
Inception Date: September 1, 2005

2050 Retirement Strategy[27]	N/A	-3.12
Composite Index	N/A	-5.72
Inception Date: June 29, 2007

2055 Retirement Strategy[27]	N/A	-2.63
Composite Index	N/A	-5.72
Inception Date: June 29, 2007

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

27	Unannualized performance information is shown for 2050 Retirement Strategy and 2055 Retirement Strategy and their benchmarks, whose performance period is less than a year.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	359

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund
Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

360	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0808

ANNUAL REPORT

AllianceBernstein Blended Style Funds

U.S. Large Cap Portfolio

August 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 10, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the “Fund”) for the annual reporting period ended August 31, 2008. The Fund invests in the AllianceBernstein Pooling Portfolios and the Pooling Portfolios’ investment adviser (the “Adviser”) is AllianceBernstein L.P.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, the AllianceBernstein U.S. Value Portfolio and the AllianceBernstein U.S. Large Cap Growth Portfolio of the AllianceBernstein Underlying Pooling Portfolios, representing growth and value equity investment styles (the “Underlying Portfolios”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund’s investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation. Performance for each of the Underlying Portfolios compared to its benchmark, plus additional performance, may be found on page 9.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (S&P) 500 Stock Index, for the six- and 12-month periods ended August 31, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six- and 12-month periods ended August 31, 2008. While the growth portion of the Fund (the U.S. Large Cap Growth Underlying Portfolio) outperformed the S&P 500 Stock Index during both periods, the value portion of the Fund (the U.S. Value Underlying Portfolio) underperformed, resulting in total returns for the Fund that lagged the benchmark. There was no leverage in the Fund during either the six- or 12-month period.

Both sector and security selection contributed to the Fund’s underperformance. For the six- and 12-month periods, financials were the worst-performing sector in the S&P 500 Stock Index. The Fund’s overweight in financials and weaker relative performance was the largest contributor to underperformance. Stock selection in the consumer discretionary sector, which was the second worst-performing sector in the S&P 500 Stock Index, also hurt performance during both periods. For the 12-month period, an overweight in the health care and materials sectors, coupled with favorable stock selection in both sectors were the largest positive contributors to performance. For the six-month period, an overweight in the health care and energy sectors

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	1

was a positive contributor to relative performance.

Market Review and Investment Strategy

By design, the growth and value components of the Fund are complementary. The growth managers focus on finding companies that may increase earnings faster than the consensus expects, while the value managers concentrate on finding stocks with prices unduly depressed by near-term concerns. Thus, the blended Fund’s portfolio captures the research-driven stock selections of both the growth and value managers, the Fund’s Blend Solutions Team, while mitigating broad risks such as industry sector deviations versus the market.

The recent market environment has been characterized by higher volatility and negative returns for the broad U.S. stock market. The conditions for finding value opportunities have continued to improve over the past year, leading the value team to respond by increasing exposure to companies that its research shows are undervalued relative to their long-term earnings power. This has been a gradual strategy, as the value team remains cognizant of timing risk.

Growth opportunity has also improved over the last year, with slowing economic growth tending toward favorable conditions for growth stocks. With earnings growth becoming harder to find and negative earnings revisions more prevalent, the growth team expects more discriminating investors to continue to reward stocks that deliver superior earnings growth.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Because the Fund allocates its investments between “growth” and “value” stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio
Class A	-5.29%	-15.55%

Class B	-5.65%	-16.19%

Class C	-5.57%	-16.18%

Advisor Class*	-5.15%	-15.37%

Class R*	-5.35%	-15.71%

Class K*	-5.30%	-15.58%

Class I*	-5.02%	-15.15%

S&P 500 Stock Index	-2.57%	-11.14%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

7/15/02* TO 8/31/08

* Since inception of the Fund’s Class A shares on 7/15/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio Class A shares (from 7/15/02* to 8/31/08) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-15.55%	-19.15%
5 Years	4.60%	3.71%
Since Inception*	5.25%	4.51%

Class B Shares
1 Year	-16.19%	-19.32%
5 Years	3.85%	3.85%
Since Inception*	4.51%	4.51%

Class C Shares
1 Year	-16.18%	-16.96%
5 Years	3.87%	3.87%
Since Inception*	4.52%	4.52%

Advisor Class Shares†
1 Year	-15.37%	-15.37%
5 Years	4.91%	4.91%
Since Inception*	5.58%	5.58%

Class R Shares†
1 Year	-15.71%	-15.71%
Since Inception*	2.13%	2.13%

Class K Shares†
1 Year	-15.58%	-15.58%
Since Inception*	2.00%	2.00%

Class I Shares†
1 Year	-15.15%	-15.15%
Since Inception*	2.37%	2.37%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.36%, 2.09%, 2.07%, 1.07%, 1.55%, 1.65% and 1.01% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-30.92%
5 Years	1.39%
Since Inception*	2.52%

Class B Shares
1 Year	-31.06%
5 Years	1.54%
Since Inception*	2.50%

Class C Shares
1 Year	-29.03%
5 Years	1.56%
Since Inception*	2.51%

Advisor Class Shares†
1 Year	-27.65%
5 Years	2.60%
Since Inception*	3.55%

Class R Shares†
1 Year	-27.99%
Since Inception*	-0.46%

Class K Shares†
1 Year	-27.87%
Since Inception*	-1.31%

Class I Shares†
1 Year	-27.47%
Since Inception*	-0.94%

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	-8.19%	-20.55%

Russell 1000 Value Index	-4.78%	-14.66%

AllianceBernstein U.S. Large Cap Growth Portfolio	-0.84%	-8.06%

Russell 1000 Growth Index	-0.22%	-6.77%

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF AUGUST 31, 2008
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	-20.55%
Since Inception^	1.83%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-8.06%
Since Inception^	5.29%

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

AllianceBernstein U.S. Value Portfolio
1 Year	-30.20%
Since Inception^	-1.25%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	-23.58%
Since Inception^	1.21%

*

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†

These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The AllianceBernstein Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein Funds which invest in these Underlying Portfolios.

^	Inception date: 5/20/05.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	7

The Underlying Portfolios Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2008		Ending Account Value August 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$947.14	$1,017.75	$7.19	$7.46
Class B	$1,000	$1,000	$943.46	$1,014.08	$10.75	$11.14
Class C	$1,000	$1,000	$944.34	$1,014.18	$10.65	$11.04
Advisor Class	$1,000	$1,000	$948.52	$1,019.51	$5.49	$5.69
Class R	$1,000	$1,000	$946.50	$1,016.69	$8.22	$8.52
Class K	$1,000	$1,000	$947.01	$1,017.65	$7.29	$7.56
Class I	$1,000	$1,000	$949.83	$1,019.81	$5.20	$5.38
*	Expenses are equal to the classes’ annualized expense ratios of 1.47%, 2.20%, 2.18%, 1.12%, 1.68%, 1.49% and 1.06%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $92.6

*	All data are as of August 31, 2008. The Fund's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Underlying Portfolios. For more details regarding the Fund's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 44-54.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	9

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2008

Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 5,061,551)	$46,920,580
AllianceBernstein U.S. Large Cap Growth (shares of 4,152,534)	46,010,079

Total investments (cost $82,816,635)	92,930,659
Receivable for capital stock sold	369,071
Receivable for investments sold	13,117

Total assets	93,312,847

Liabilities
Payable for capital stock redeemed	464,951
Advisory fee payable	51,835
Distribution fee payable	46,330
Administrative fee payable	42,501
Transfer Agent fee payable	16,569
Accrued expenses	91,304

Total liabilities	713,490

Net Assets	$92,599,357

Composition of Net Assets
Capital stock, at par	$8,474
Additional paid-in capital	75,719,572
Undistributed net investment income	88,936
Accumulated net realized gain on investment transactions	6,668,351
Net unrealized appreciation on investments	10,114,024

$92,599,357

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$35,039,063	3,153,204	$11.11	*

B	$23,762,203	2,224,133	$10.68

C	$19,192,431	1,795,142	$10.69

Advisor	$11,318,243	1,006,600	$11.24

R	$99,027	9,026	$10.97

K	$960,265	86,658	$11.08

I	$2,228,125	199,491	$11.17

*	The maximum offering price per share for Class A shares was $11.60 which reflects a sales charge of 4.25%.

See notes to financial statements.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2008

Investment Income
Income distributions from Underlying Portfolios		$3,541,068
Expenses
Advisory fee (see Note B)	$947,484
Distribution fee—Class A	130,548
Distribution fee—Class B	330,927
Distribution fee—Class C	252,994
Distribution fee—Class R	417
Distribution fee—Class K	2,750
Transfer Agency—Class A	61,509
Transfer Agency—Class B	59,961
Transfer Agency—Class C	40,029
Transfer Agency—Advisor Class	58,328
Transfer Agency—Class R	96
Transfer Agency—Class K	2,165
Transfer Agency—Class I	501
Administrative	105,413
Registration fees	78,431
Printing	70,579
Custodian	67,998
Legal	52,622
Trustees’ fees	48,983
Audit	38,837
Miscellaneous	9,789

Total expenses	2,360,361
Less: expense offset arrangement (see Note B)	(7,074)

Net expenses		2,353,287

Net investment income		1,187,781

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of Underlying Portfolio shares		3,768,888
Net realized gain distributions from Underlying Portfolios		4,668,786
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(31,631,557)

Net loss on investment transactions		(23,193,883)

Net Decrease in Net Assets from Operations		$(22,006,102)

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	11

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,187,781	$338,637
Net realized gain on sale of Underlying Portfolio shares	3,768,888	8,900,436
Net realized gain distributions from Underlying Portfolios	4,668,786	2,145,882
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(31,631,557)	7,620,560

Net increase (decrease) in net assets from operations	(22,006,102)	19,005,515
Dividends and Distributions to Shareholders from
Net investment income
Class A	(428,422)	(7,771)
Class B	(22,105)	– 0	–
Class C	(16,796)	– 0	–
Advisor Class	(675,796)	(43,252)
Class R	(555)	(82)
Class K	(13,440)	(7)
Class I	(36,359)	(1,199)
Net realized gain on investment transactions
Class A	(3,029,958)	(2,948,818)
Class B	(2,444,092)	(2,881,341)
Class C	(1,855,890)	(1,924,664)
Advisor Class	(3,495,569)	(758,348)
Class R	(4,228)	(2,494)
Class K	(71,570)	(647)
Class I	(170,967)	(16,315)
Capital Stock Transactions
Net increase (decrease)	(54,767,400)	22,472,974

Total increase (decrease)	(89,039,249)	32,893,551
Net Assets
Beginning of period	181,638,606	148,745,055

End of period (including undistributed net investment income of $88,936 and $282,525, respectively)	$92,599,357	$181,638,606

See notes to financial statements.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series, Inc. (the “Company”) was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of the U.S. Large Cap Portfolio (the “Fund”), the Global Blend Portfolio and the twelve portfolios of the AllianceBernstein Retirement Strategies (the “Funds”). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Large Cap Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). On May 20, 2005 the Fund acquired shares on the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Fund’s net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	13

Notes to Financial Statements

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to their net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.65% of

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares (the “Expense Caps”). For the year ended August 31, 2008, there was no such reimbursement. The Expense Caps will expire on January 1, 2009.

Pursuant to the investment advisory agreement, the Fund paid $105,413 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended August 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $105,887 for the year ended August 31, 2008.

For the year ended August 31, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $7,074 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,375 from the sale of Class A shares and received $708, $17,419 and $4,889 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2008.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $758,444, $997,749, $5,611 and $3,954 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	15

Notes to Financial Statements

distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $14,387,469 and $75,479,405, respectively, for the year ended August 31, 2008.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$83,734,905

Gross unrealized appreciation	$9,195,754
Gross unrealized depreciation	– 0	–

Net unrealized appreciation	$9,195,754

1. Currency Transactions

An Underlying Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital stock for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

Class A
Shares sold	348,416	419,412	$4,178,900	$5,859,227

Shares issued in reinvestment of dividends and distributions	244,988	197,416	3,177,490	2,698,672

Shares converted from Class B	196,066	169,013	2,430,587	2,365,282

Shares redeemed	(1,166,736)	(1,101,136)	(14,199,684)	(15,348,805)

Net decrease	(377,266)	(315,295)	$(4,412,707)	$(4,425,624)

Class B
Shares sold	61,108	163,715	$738,308	$2,207,918

Shares issued in reinvestment of dividends and distributions	181,940	173,154	2,279,706	2,290,830

Shares converted to Class A	(203,611)	(175,077)	(2,430,587)	(2,365,282)

Shares redeemed	(925,904)	(1,069,162)	(11,344,666)	(14,477,646)

Net decrease	(886,467)	(907,370)	$(10,757,239)	$(12,344,180)

Class C
Shares sold	131,192	230,664	$1,578,971	$3,099,252

Shares issued in reinvestment of dividends and distributions	136,083	93,499	1,706,491	1,236,991

Shares redeemed	(749,596)	(591,164)	(9,085,038)	(8,003,233)

Net decrease	(482,321)	(267,001)	$(5,799,576)	$(3,666,990)

Advisor Class
Shares sold	1,324,510	3,798,025	$17,090,470	$52,834,451

Shares issued in reinvestment of dividends and distributions	63,753	49,716	835,158	686,077

Shares redeemed	(4,142,895)	(1,008,440)	(51,840,676)	(14,382,894)

Net increase (decrease)	(2,754,632)	2,839,301	$(33,915,048)	$39,137,634

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	17

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2008	Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

Class R
Shares sold	4,436	3,384		$53,344	$46,476

Shares issued in reinvestment of dividends and distributions	309	141		3,963	1,909

Shares redeemed	(204)	(58)		(2,525)	(829)

Net increase	4,541	3,467		$54,782	$47,556

Class K
Shares sold	17,410	90,987		$208,075	$1,256,239

Shares issued in reinvestment of dividends and distributions	6,508	– 0	–(a)	84,152	3

Shares redeemed	(29,068)	– 0	–	(375,161)	– 0	–

Net increase (decrease)	(5,150)	90,987		$(82,934)	$1,256,242

Class I
Shares sold	4,231	167,215		$63,000	$2,450,826

Shares issued in reinvestment of dividends and distributions	15,948	1,278		207,322	17,510

Shares redeemed	(9,859)	– 0	–	(125,000)	– 0	–

Net increase	10,320	168,493		$145,322	$2,468,336

(a)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,381,371	$818,294
Long-term capital gains	10,884,378	7,766,644

Total taxable distributions	12,265,749	8,584,938

Total distributions paid	$12,265,749	$8,584,938

As of August 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$88,936
Undistributed long-term capital gains	7,586,621
Unrealized appreciation/(depreciation)	9,195,754	(a)

Total accumulated earnings/(deficit)	$16,871,311

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of loss on wash sales.

During the current fiscal year, permanent differences for the Blended Style Funds-U.S. Large Cap Portfolio were primarily due to a dividend reclassification that resulted in a net decrease in undistributed net investment income and corresponding net increase in accumulated net realized gain on investment transactions.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	19

Notes to Financial Statements

These reclassifications had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Subsequent Event

Recent market events have increased the volatility of the prices of certain securities held by the Underlying Portfolios. For example, subsequent to the fiscal year end of the Underlying Portfolios, the U.S. Government placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship; Lehman Brothers Holding Inc. (Lehman) filed for Chapter 11 bankruptcy; and Bank of America Corporation agreed to acquire Merrill Lynch & Co., Inc. In addition, the Federal Reserve Board with the full support of The U.S. Department of Treasury, authorized the Federal Reserve Bank of New York to lend up to $123 billion to American International Group, Inc. The values of the positions held by the Underlying Portfolios in securities of these issuers may have been adversely impacted since the date of these financial statements. To the extent that the Underlying Portfolios continue to own these securities, the price of these securities may be subject to continued volatility. Updated information regarding the Fund’s positions in these issuers via the Underlying Portfolios is available at the Fund’s website at www.alliancebernstein.com.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	21

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended August 31,						October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004
	2008		2007		2006

Net asset value, beginning of period	$ 14.18		$ 13.31		$ 12.89		$ 11.87		$ 12.14		$ 10.68

Income From Investment Operations
Net investment income (loss)(c)	.12		.07	(d)	(.02	)(d)	.01	(d)	.00	(d)(e)	.01	(d)(f)
Net realized and unrealized gain (loss) on investment transactions	(2.18)		1.59		.98		1.44		(.27)		1.47

Net increase (decrease) in net asset value from operations	(2.06)		1.66		.96		1.45		(.27)		1.48

Less: Dividends and Distributions
Dividends from net investment income	(.13)		.00	(e)	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	(.02)

Total dividends and distributions	(1.01)		(.79)		(.54)		(.43)		– 0	–	(.02)

Net asset value, end of period	$ 11.11		$ 14.18		$ 13.31		$ 12.89		$ 11.87		$ 12.14

Total Return
Total investment return based on net asset value(g)	(15.55)%		12.70%		7.47%		12.35%		(2.22)%		13.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,039		$50,062		$51,188		$55,567		$52,492		$54,956
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42	%(h)	1.31	%(h)	1.36	%(h)(i)	1.47	%(h)(j)	1.47	%(j)	1.53%
Expenses, before waivers/reimbursements	1.42	%(h)	1.34	%(h)	1.41	%(h)(i)	1.52	%(h)(j)	1.74	%(j)	1.76%
Net investment income (loss)	.95%		.52	%(d)	(.13	)%(d)(i)	.06	%(d)(j)	.01	%(d)(j)	.09	%(d)(f)
Portfolio turnover rate	10%		19%		6%		44%		11%		39%

See footnote summary on page 29.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended August 31,						October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004
	2008		2007		2006

Net asset value, beginning of period	$ 13.65		$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62

Income From Investment Operations
Net investment income (loss)(c)	.03		(.02	)(d)	(.11	)(d)	(.07	)(d)	(.02	)(d)	(.07	)(d)(f)
Net realized and unrealized gain (loss) on investment transactions	(2.11)		1.53		.95		1.42		(.26)		1.46

Net increase (decrease) in net asset value from operations	(2.08)		1.51		.84		1.35		(.28)		1.39

Less: Dividends and Distributions
Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	(.02)

Total dividends and distributions	(.89)		(.79)		(.54)		(.43)		– 0	–	(.02)

Net asset value, end of period	$ 10.68		$ 13.65		$ 12.93		$ 12.63		$ 11.71		$ 11.99

Total Return
Total investment return based on net asset value(g)	(16.19)%		11.86%		6.65%		11.64%		(2.34)%		13.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,762		$42,459		$51,945		$64,829		$64,399		$67,551
Ratio to average net assets of:
Expenses, net of waivers /reimbursements	2.16	%(h)	2.04	%(h)	2.09	%(h)(i)	2.19	%(h)(j)	2.19	%(j)	2.25%
Expenses, before waivers/reimbursements	2.16	%(h)	2.07	%(h)	2.14	%(h)(i)	2.24	%(h)(j)	2.46	%(j)	2.48%
Net investment income (loss)	.24%		(.18	)%(d)	(.84	)%(d)(i)	(.66	)%(d)(j)	(.71	)%(d)(j)	(.63	)%(d)(f)
Portfolio turnover rate	10%		19%		6%		44%		11%		39%

See footnote summary on page 29.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended August 31,						October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004
	2008		2007		2006

Net asset value, beginning of period	$ 13.66		$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62

Income From Investment Operations
Net investment income (loss)(c)	.03		(.03	)(d)	(.11	)(d)	(.07	)(d)	(.02	)(d)	(.07	)(d)(f)
Net realized and unrealized gain (loss) on investment transactions	(2.11)		1.55		.95		1.42		(.26)		1.46

Net increase (decrease) in net asset value from operations	(2.08)		1.52		.84		1.35		(.28)		1.39

Less: Dividends and Distributions
Dividends from net investment income	(.01)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	(.02)

Total dividends and distributions	(.89)		(.79)		(.54)		(.43)		– 0	–	(.02)

Net asset value, end of period	$ 10.69		$ 13.66		$ 12.93		$ 12.63		$ 11.71		$ 11.99

Total Return
Total investment return based on net asset value(g)	(16.18)%		11.95%		6.65%		11.64%		(2.34)%		13.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,192		$31,101		$32,904		$36,807		$39,267		$42,854
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.13	%(h)	2.02	%(h)	2.07	%(h)(i)	2.17	%(h)(j)	2.18	%(j)	2.24%
Expenses, before waivers/reimbursements	2.13	%(h)	2.05	%(h)	2.12	%(h)(i)	2.22	%(h)(j)	2.45	%(j)	2.47%
Net investment income (loss)	.25%		(.19	)%(d)	(.83	)%(d)(i)	(.63	)%(d)(j)	(.71	)%(d)(j)	(.62	)%(d)(f)
Portfolio turnover rate	10%		19%		6%		44%		11%		39%

See footnote summary on page 29.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,						October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004
	2008		2007		2006

Net asset value, beginning of period	$ 14.35		$ 13.46		$ 12.99		$ 11.92		$ 12.18		$ 10.71

Income From Investment Operations
Net investment income(c)	.20		.07	(d)	.03	(d)	.04	(d)	.01	(d)	.04	(d)(f)
Net realized and unrealized gain (loss) on investment transactions	(2.25)		1.66		.98		1.46		(.27)		1.48

Net increase (decrease) in net asset value from operations	(2.05)		1.73		1.01		1.50		(.26)		1.52

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.05)		– 0	–	– 0	–	– 0	–	(.03)
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	(.02)

Total dividends and distributions	(1.06)		(.84)		(.54)		(.43)		– 0	–	(.05)

Net asset value, end of period	$ 11.24		$ 14.35		$ 13.46		$ 12.99		$ 11.92		$ 12.18

Total Return
Total investment return based on net asset value(g)	(15.37)%		13.06%		7.81%		12.73%		(2.13)%		14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,318		$53,956		$12,407		$9,737		$9,251		$9,261
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.09	%(h)	1.02	%(h)	1.05	%(h)(i)	1.17	%(h)(j)	1.17	%(j)	1.23%
Expenses, before waivers/reimbursements	1.09	%(h)	1.05	%(h)	1.11	%(h)(i)	1.22	%(h)(j)	1.44	%(j)	1.46%
Net investment income	1.47%		.51	%(d)	.20	%(d)(i)	.36	%(d)(j)	.31	%(d)(j)	.39	%(d)(f)
Portfolio turnover rate	10%		19%		6%		44%		11%		39%

See footnote summary on page 29.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended August 31,						October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		February 17, 2004(k) to June 30, 2004
	2008		2007		2006

Net asset value, beginning of period	$ 14.03		$ 13.22		$ 12.85		$ 11.86		$ 12.13		$ 12.27

Income From Investment Operations
Net investment income (loss)(c)	.06		.02	(d)	(.05	)(d)	(.02	)(d)	(.01	)(d)	(.01	)(d)(f)
Net realized and unrealized gain (loss) on investment transactions	(2.12)		1.61		.96		1.44		(.26)		(.13)

Net increase (decrease) in net asset value from operations	(2.06)		1.63		.91		1.42		(.27)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.03)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)		(.79)		(.54)		(.43)		– 0	–	– 0	–

Total dividends and distributions	(1.00)		(.82)		(.54)		(.43)		– 0	–	– 0	–

Net asset value, end of period	$ 10.97		$ 14.03		$ 13.22		$ 12.85		$ 11.86		$ 12.13

Total Return
Total investment return based on net asset value(g)	(15.71)%		12.52%		7.09%		12.10%		(2.23)%		(1.14)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99		$63		$13		$11		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(h)	1.50	%(h)	1.64	%(h)(i)	1.72	%(h)(j)	1.66	%(j)	1.78	%(j)
Expenses, before waivers/reimbursements	1.62	%(h)	1.53	%(h)	1.69	%(h)(i)	1.77	%(h)(j)	1.93	%(j)	2.15	%(j)
Net investment income (loss)	.49%		.17	%(d)	(.41	)%(d)(i)	(.20	)%(d)(j)	(.18	)%(d)(j)	(.12	)%(d)(f)(j)
Portfolio turnover rate	10%		19%		6%		44%		11%		39%

See footnote summary on page 29.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended August 31,					March 1, 2005(k) to August 31, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 14.19	$ 13.31		$ 12.90		$ 12.31

Income From Investment Operations
Net investment income (loss)(c)	.11	(.10	)(d)	(.02	)(d)	(.03	)(d)
Net realized and unrealized gain (loss) on investment transactions	(2.17)	1.78		.97		.62

Net increase (decrease) in net asset value from operations	(2.06)	1.68		.95		.59

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.01)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)	(.79)		(.54)		– 0	–

Total dividends and distributions	(1.05)	(.80)		(.54)		– 0	–

Net asset value, end of period	$ 11.08	$ 14.19		$ 13.31		$ 12.90

Total Return
Total investment return based on net asset value(g)	(15.58)%	12.84%		7.38%		4.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$960	$1,302		$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	1.43%	1.58%		1.37	%(i)	1.51	%(j)
Expenses, before waivers/reimbursements(h)	1.43%	1.63%		1.42	%(i)	1.56	%(j)
Net investment income (loss)	.89%	(1.20	)%(d)	(.13	)%(d)(i)	(.50	)%(d)(j)
Portfolio turnover rate	10%	19%		6%		44%

See footnote summary on page 29.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended August 31,					March 1, 2005(k) to August 31 2005
	2008	2007		2006

Net asset value, beginning of period	$ 14.25	$ 13.38		$ 12.92		$ 12.31

Income From Investment Operations
Net investment income (loss)(c)	.17	.08	(d)	(.02	)(d)	(.01	)(d)
Net realized and unrealized gain (loss) on investment transactions	(2.18)	1.64		1.02		.62

Net increase (decrease) in net asset value from operations	(2.01)	1.72		1.00		.61

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.06)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.88)	(.79)		(.54)		– 0	–

Total dividends and distributions	(1.07)	(.85)		(.54)		– 0	–

Net asset value, end of period	$ 11.17	$ 14.25		$ 13.38		$ 12.92

Total Return
Total investment return based on net asset value(g)	(15.15)%	13.09%		7.77%		4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,228	$2,696		$277		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(h)	1.01%	.96%		.97	%(i)	1.19	%(j)
Expenses, before waivers/reimbursements(h)	1.01%	.99%		1.02	%(i)	1.24	%(j)
Net investment income (loss)	1.33%	.62	%(d)	(.19	)%(d)(i)	(.17	)%(d)(j)
Portfolio turnover rate	10%	19%		6%		44%

See footnote summary on page 29.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

(a)	The Fund changed its fiscal year end from September 30 to August 31.

(b)	The Fund changed its fiscal year end from June 30 to September 30.

(c)	Based on average shares outstanding.

(d)	Net of fees and expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)	Net of fees and expenses waived by the Transfer Agent.

(g)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(h)	Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. For the years ended August 31, 2008, August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .02%, .02%, and .04%, respectively.

(i)	The ratio includes expenses attributable to costs of proxy solicitation.

(j)	Annualized.

(k)	Commencement of distributions.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	29

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Blended Style Series, Inc.

We have audited the accompanying statement of net assets of AllianceBernstein Blended Style Series—U.S. Large Cap Portfolio (the Fund) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2008, by correspondence with the investee portfolios’ transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Blended Style Series U.S. Large Cap Portfolio as of August 31, 2008, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2008

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates $1,381,371 of total ordinary income distributed as qualified dividend income. The Fund also designates $10,884,378 of distributions paid as long-term capital gain dividends.

For corporate shareholders, the Fund designates $1,381,371 of the total ordinary income distribution paid during the current fiscal year ended August 31, 2008 qualifies for the corporate dividend received deduction.

For foreign shareholders, $100,453 of the ordinary income distribution paid during the current fiscal year qualifies as interest-related dividends. In addition, we designate $170,869 of ordinary income distributed as qualified short-term capital gains.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	31

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Marc O. Mayer(2), Senior Vice President

Seth J. Masters(2), Senior Vice President

Daniel T. Grasman(2), Vice President

Dokyoung Lee (2), Vice President

Joshua B. Lisser(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis Clarke, Controller

Custodian and Accounting Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Independent Registered Public Accounting Firm
KPMG LLP 345 Park Avenue New York, NY 10154
Principal Underwriter
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Blend Solutions Team. Messrs. Mayer, Masters, Grasman, Lee and Lisser are the members of the Blend Solutions Team primarily responsible for the day-to- day management of the Fund’s portfolio.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor.	96	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 76 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	98	None

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	33

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 66 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	96	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	96	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003	96	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi- conductors)

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	96	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	95	None

Marshall C. Turner, Jr., # 67 (2005)	Formerly, Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	35

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940, (the “1940 Act”) due to his position as Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of AllianceBernstein** since July 2008; Executive Managing Director of ABI**, since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Marc O. Mayer 51	Senior Vice President	See biography above.

Seth J. Masters 49	Senior Vice President	Executive Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Daniel T. Grasman 44	Vice President	Vice President of AllianceBernstein,** with which he has been associated since 2004. Prior thereto, he was co-founder and COO of Xelector since prior to 2003.

Dokyoung Lee 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Joshua B. Lisser 41	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2003.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Matineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2003.

Phyllis Clarke 47	Controller	Assistant Vice President of ABIS,** with which she has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of U.S. Large Cap Portfolio (the “Fund”) at a meeting held on August 5-7, 2008.

Prior to approval of the continuance of the Advisory Agreement in respect of the Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that instead of investing directly in portfolio securities, the Fund pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for the Fund, the directors considered that, although the Fund invests substantially all of its assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	39

identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived a portion of the reimbursement payments from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

to the Fund and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund (and the portfolios of Pooling in which the Fund invests) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Fund invests) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Fund invests to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the August meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Standard & Poor’s 500 Stock Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended April 30, 2008 and (in the case of the Index) the since inception period (July 2002 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and Performance Universe for the 1-year period and 4th quintile of the Performance Group and Performance Universe for the 3- and 5-year periods, and that the Fund underperformed the Index in all periods reviewed. Based on their review and their discussion with the Adviser concerning the Fund’s performance, the directors retained confidence in the Adviser’s ability to manage the Fund and concluded that the Fund’s relative performance over time was acceptable.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	41

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed relevant fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to the Fund’s for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 65 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that in the Fund’s latest fiscal year, 3 out of the 5 basis points of the administrative expense reimbursement had been waived by the Adviser. The directors also noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was higher than the Expense Group and Expense Universe medians. The directors noted that the Adviser had reviewed with them steps that are being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	43

PORTFOLIO SUMMARY

August 31, 2008

The information on pages 44 to 54 represents the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2008 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

U.S. VALUE PORTFOLIO

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 24.2%
Capital Markets – 2.7%
Deutsche Bank AG	114,500	$9,717,615
The Goldman Sachs Group, Inc.	142,300	23,332,931
Lehman Brothers Holdings, Inc.	151,900	2,444,071
Merrill Lynch & Co., Inc.	73,500	2,083,725
Morgan Stanley	739,800	30,206,034

		67,784,376

Commercial Banks – 2.7%
Comerica, Inc.	252,300	7,087,107
Fifth Third Bancorp	430,500	6,793,290
Keycorp	89,900	1,079,699
National City Corp.	511,700	2,578,968
SunTrust Banks, Inc.	153,500	6,430,115
U.S. Bancorp	299,300	9,535,698
Wachovia Corp.	1,121,900	17,826,991
Wells Fargo & Co.	549,200	16,624,284

		67,956,152

Consumer Finance – 0.7%
Discover Financial Services	1,137,300	18,708,585

Diversified Financial Services – 6.9%
Bank of America Corp.	1,964,800	61,183,872
Citigroup, Inc.	2,676,200	50,821,038
JP Morgan Chase & Co.	1,587,000	61,083,630

		173,088,540

Insurance – 10.5%
ACE Ltd.	354,700	18,660,767
Allstate Corp.	488,800	22,059,544
American International Group, Inc.	1,591,700	34,205,633
Assurant, Inc.	85,700	5,007,451
Chubb Corp.	398,500	19,131,985
Everest Re Group Ltd.	65,500	5,379,515
Fidelity National Financial, Inc. – Class A	522,500	7,330,675
Genworth Financial, Inc. – Class A	945,500	15,175,275
Hartford Financial Services Group, Inc.	337,500	21,289,500
MetLife, Inc.	365,500	19,810,100
Old Republic International Corp.	625,200	6,833,436
PartnerRe Ltd.	66,100	4,554,951
The Progressive Corp.	883,600	16,320,092
RenaissanceRe Holdings Ltd.	128,700	6,526,377
Safeco Corp.	163,500	11,052,600
Torchmark Corp.	101,400	6,057,636
The Travelers Co., Inc.	509,000	22,477,440
Unum Group	715,800	18,188,478
XL Capital Ltd. – Class A	289,200	5,812,920

		265,874,375

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	45

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.7%
Federal Home Loan Mortgage Corp.	780,700	$3,520,957
Federal National Mortgage Association	979,600	6,700,464
Washington Mutual, Inc.	481,300	1,949,265
Washington Mutual, Inc. (Private Placement)	1,364,000	5,524,200

		17,694,886

		611,106,914

Energy – 18.1%
Oil, Gas & Consumable Fuels – 18.1%
Anadarko Petroleum Corp.	372,300	22,982,079
Apache Corp.	240,300	27,485,514
BP PLC (Sponsored) (ADR)	216,100	12,453,843
Chevron Corp.	1,001,700	86,466,744
ConocoPhillips	827,300	68,260,523
Devon Energy Corp.	307,300	31,359,965
Exxon Mobil Corp.	1,755,200	140,433,552
Marathon Oil Corp.	300,300	13,534,521
Occidental Petroleum Corp.	143,500	11,388,160
Royal Dutch Shell PLC (ADR)	171,300	11,908,776
Sunoco, Inc.	141,500	6,279,770
Total SA (Sponsored) (ADR)	162,000	11,644,560
Valero Energy Corp.	316,700	11,008,492

		455,206,499

Health Care – 10.6%
Biotechnology – 0.7%
Amgen, Inc.(a)	269,900	16,963,215

Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	5,136,650

Health Care Providers & Services – 1.3%
AmerisourceBergen Corp. – Class A	127,639	5,234,475
Cardinal Health, Inc.	263,700	14,498,226
McKesson Corp.	234,800	13,566,744

		33,299,445

Pharmaceuticals – 8.4%
GlaxoSmithKline PLC (Sponsored) (ADR)	301,400	14,156,758
Johnson & Johnson	660,300	46,504,929
Merck & Co., Inc.	945,000	33,708,150
Pfizer, Inc.	3,541,100	67,670,421
Sanofi-Aventis SA (ADR)	324,800	11,514,160
Schering-Plough Corp.	673,600	13,067,840
Wyeth	563,300	24,379,624

		211,001,882

		266,401,192

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 10.0%
Auto Components – 0.5%
Autoliv, Inc.	162,800	$6,249,892
Magna International, Inc. – Class A	109,000	6,242,430

		12,492,322

Automobiles – 0.7%
General Motors Corp.	579,300	5,793,000
Toyota Motor Corp. (ADR)	134,100	12,014,019

		17,807,019

Household Durables – 1.2%
Black & Decker Corp.	123,600	7,817,700
Centex Corp.	218,900	3,550,558
DR Horton, Inc.	686,100	8,548,806
KB Home	227,500	4,732,000
Newell Rubbermaid, Inc.	90,900	1,645,290
Pulte Homes, Inc.	262,000	3,801,620

		30,095,974

Leisure, Equipment & Products – 0.2%
Brunswick Corp.	420,500	5,798,695

Media – 3.6%
CBS Corp. – Class B	617,300	9,987,914
Gannett Co., Inc.	473,300	8,420,007
Time Warner, Inc.	2,067,900	33,851,523
Viacom, Inc. – Class B(a)	368,800	10,872,224
The Walt Disney Co.	830,600	26,869,910

		90,001,578

Multiline Retail – 1.0%
Family Dollar Stores, Inc.	383,000	9,544,360
Macy’s, Inc.	743,300	15,475,506

		25,019,866

Specialty Retail – 1.9%
AutoNation, Inc.(a)	175,700	1,994,195
The Gap, Inc.	655,500	12,749,475
Home Depot, Inc.	792,100	21,481,752
Limited Brands, Inc.	282,000	5,865,600
Lowe’s Cos, Inc.	246,700	6,078,688

		48,169,710

Textiles, Apparel & Luxury Goods – 0.9%
Jones Apparel Group, Inc.	864,600	17,170,956
VF Corp.	76,335	6,049,549

		23,220,505

		252,605,669

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	47

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 9.2%
Beverages – 1.7%
The Coca-Cola Co.	51,900	$2,702,433
Coca-Cola Enterprises, Inc.	775,300	13,234,371
Molson Coors Brewing Co. – Class B	308,000	14,676,200
Pepsi Bottling Group, Inc.	393,800	11,648,604

		42,261,608

Food & Staples Retailing – 1.9%
The Kroger Co.	398,300	11,001,046
Safeway, Inc.	659,800	17,379,132
Supervalu, Inc.	557,600	12,930,744
Wal-Mart Stores, Inc.	100,000	5,907,000

		47,217,922

Food Products – 1.6%
ConAgra Foods, Inc.	419,900	8,931,273
Del Monte Foods Co.	590,000	5,026,800
Kraft Foods, Inc. – Class A	173,300	5,460,683
Sara Lee Corp.	953,700	12,874,950
Tyson Foods, Inc. – Class A	573,300	8,324,316

		40,618,022

Household Products – 2.0%
Procter & Gamble Co.	718,900	50,157,653

Tobacco – 2.0%
Altria Group, Inc.	560,300	11,783,109
Philip Morris International, Inc.	425,000	22,822,500
Reynolds American, Inc.	325,600	17,250,288

		51,855,897

		232,111,102

Industrials – 7.5%
Aerospace & Defense – 0.7%
Lockheed Martin Corp.	30,400	3,539,776
Northrop Grumman Corp.	196,100	13,501,485

		17,041,261

Commercial Services & Supplies – 0.6%
Allied Waste Industries, Inc.(a)	1,261,500	16,954,560

Industrial Conglomerates – 4.8%
3M Co.	98,900	7,081,240
General Electric Co.	3,198,700	89,883,470
Tyco International Ltd.	553,700	23,742,656

		120,707,366

Machinery – 0.8%
Caterpillar, Inc.	218,100	15,426,213
Cummins, Inc.	81,000	5,277,960

		20,704,173

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.6%
Avis Budget Group, Inc.(a)	273,600	$2,084,832
Ryder System, Inc.	193,400	12,478,168

		14,563,000

		189,970,360

Telecommunication Services – 6.8%
Diversified Telecommunication Services – 5.5%
AT&T, Inc.	2,769,300	88,589,907
Verizon Communications, Inc.	1,396,500	49,045,080

		137,634,987

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	2,560,100	22,324,072
Vodafone Group PLC (ADR)	432,800	11,058,040

		33,382,112

		171,017,099

Materials – 5.9%
Chemicals – 2.8%
Ashland, Inc.	162,300	6,642,939
Dow Chemical Co.	718,800	24,532,644
E.I. Du Pont de Nemours & Co.	585,000	25,997,400
Eastman Chemical Co.	209,465	12,634,929
Lubrizol Corp.	32,057	1,698,700

		71,506,612

Containers & Packaging – 1.4%
Ball Corp.	309,300	14,203,056
Owens-Illinois, Inc.(a)	275,200	12,273,920
Smurfit-Stone Container Corp.(a)	439,600	2,219,980
Sonoco Products Co.	210,400	7,271,424

		35,968,380

Metals & Mining – 1.7%
Alcoa, Inc.	699,000	22,458,870
ArcelorMittal	250,200	19,670,724

		42,129,594

		149,604,586

Information Technology – 3.6%
Communications Equipment – 0.4%
Motorola, Inc.	963,300	9,074,286

Computers & Peripherals – 1.0%
International Business Machines Corp.	66,800	8,131,564
Lexmark International, Inc. – Class A(a)	285,800	10,280,226
Western Digital Corp.(a)	261,500	7,128,490

		25,540,280

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	49

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 2.2%
Arrow Electronics, Inc.(a)	421,900	$14,002,861
Avnet, Inc.(a)	442,200	12,978,570
Flextronics International Ltd.(a)	1,218,278	10,867,040
Ingram Micro, Inc. – Class A(a)	436,100	8,246,651
Sanmina-SCI Corp.(a)	599,600	1,409,060
Tech Data Corp.(a)	167,500	5,718,450
Vishay Intertechnology, Inc.(a)	168,800	1,500,632

		54,723,264

		89,337,830

Utilities – 1.3%
Independent Power Producers & Energy Traders – 0.6%
Reliant Energy, Inc.(a)	838,300	14,276,249

Multi-Utilities – 0.7%
CMS Energy Corp.	277,400	3,764,318
Dominion Resources, Inc.	233,200	10,151,196
Wisconsin Energy Corp.	85,125	3,981,296

		17,896,810

		32,173,059

Total Common Stocks (cost $2,846,018,399)		2,449,534,310

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $111,846,112)	111,846,112	111,846,112

Total Investments – 101.6% (cost $2,957,864,511)		2,561,380,422
Other assets less liabilities – (1.6)%		(40,437,599)

Net Assets – 100.0%		$2,520,942,823

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Information Technology – 31.3%
Communications Equipment – 8.4%
Cisco Systems, Inc.(a)	3,518,100	$84,610,305
Qualcomm, Inc.	944,100	49,706,865
Research In Motion Ltd.(a)	657,200	79,915,520

		214,232,690

Computers & Peripherals – 12.7%
Apple, Inc.(a)	1,061,430	179,944,228
Hewlett-Packard Co.	2,998,150	140,673,198

		320,617,426

Internet Software & Services – 6.6%
Google, Inc. – Class A(a)	361,070	167,280,120

Semiconductors & Semiconductor Equipment – 2.1%
Broadcom Corp. – Class A(a)	255,400	6,144,924
Intel Corp.	375,400	8,585,398
MEMC Electronic Materials, Inc.(a)	772,250	37,909,753

		52,640,075

Software – 1.5%
Electronic Arts, Inc.(a)	480,700	23,462,967
Microsoft Corp.	240,100	6,552,329
Salesforce.com, Inc.(a)	156,300	8,755,926

		38,771,222

		793,541,533

Health Care – 22.2%
Biotechnology – 8.9%
Celgene Corp.(a)	1,053,400	73,000,620
Genentech, Inc.(a)	470,900	46,501,375
Gilead Sciences, Inc.(a)	1,992,150	104,946,462

		224,448,457

Health Care Equipment & Supplies – 5.6%
Alcon, Inc.	392,150	66,779,223
Baxter International, Inc.	519,900	35,228,424
Becton Dickinson & Co.	444,625	38,851,333

		140,858,980

Health Care Providers & Services – 2.3%
Medco Health Solutions, Inc.(a)	1,251,800	58,646,830

Pharmaceuticals – 5.4%
Abbott Laboratories	1,041,700	59,824,831
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,645,600	77,902,704

		137,727,535

		561,681,802

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	51

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.5%
Beverages – 2.6%
The Coca-Cola Co.	494,000	$25,722,580
PepsiCo, Inc.	597,800	40,937,344

		66,659,924

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	274,900	18,434,794
Wal-Mart Stores, Inc.	558,400	32,984,688

		51,419,482

Food Products – 2.8%
Kellogg Co.	106,900	5,819,636
WM Wrigley Jr Co.	823,600	65,459,728

		71,279,364

Household Products – 2.8%
Colgate-Palmolive Co.	466,300	35,452,789
Procter & Gamble Co.	485,400	33,866,358

		69,319,147

Tobacco – 1.3%
Philip Morris International, Inc.	628,900	33,771,930

		292,449,847

Energy – 8.8%
Energy Equipment & Services – 6.1%
Cameron International Corp.(a)	431,700	20,112,903
National Oilwell Varco, Inc.(a)	371,600	27,398,068
Schlumberger Ltd.	1,018,150	95,930,093
Transocean, Inc.	80,550	10,245,960

		153,687,024

Oil, Gas & Consumable Fuels – 2.7%
EOG Resources, Inc.	655,800	68,478,636

		222,165,660

Financials – 8.2%
Capital Markets – 4.8%
The Blackstone Group LP	549,800	9,830,424
Franklin Resources, Inc.	542,100	56,649,450
The Goldman Sachs Group, Inc.	183,035	30,012,249
Merrill Lynch & Co., Inc.	860,500	24,395,175

		120,887,298

Diversified Financial Services – 3.4%
CME Group, Inc. – Class A	227,760	76,386,149
NYSE Euronext	224,900	9,128,691

		85,514,840

		206,402,138

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 6.7%
Aerospace & Defense – 2.5%
Honeywell International, Inc.	1,065,860	$53,474,196
Lockheed Martin Corp.	80,300	9,350,132

		62,824,328

Construction & Engineering – 1.3%
Fluor Corp.	348,700	27,941,331
Foster Wheeler Ltd.(a)	80,300	3,990,107

		31,931,438

Electrical Equipment – 0.6%
Emerson Electric Co.	255,600	11,962,080
First Solar, Inc.(a)	10,100	2,794,165

		14,756,245

Industrial Conglomerates – 0.2%
Textron, Inc.	135,100	5,552,610

Machinery – 1.4%
Deere & Co.	513,850	36,262,395

Road & Rail – 0.7%
Union Pacific Corp.	209,900	17,610,610

		168,937,626

Materials – 5.4%
Chemicals – 5.4%
Air Products & Chemicals, Inc.	335,800	30,843,230
Monsanto Co.	918,340	104,920,345

		135,763,575

Consumer Discretionary – 3.9%
Hotels, Restaurants & Leisure – 1.8%
McDonald’s Corp.	581,950	36,109,997
Starbucks Corp.(a)	576,500	8,970,340

		45,080,337

Multiline Retail – 1.6%
Kohl’s Corp.(a)	862,900	42,428,793

Textiles, Apparel & Luxury Goods – 0.5%
Nike, Inc. – Class B	201,400	12,206,854

		99,715,984

Telecommunication Services – 1.6%
Wireless Telecommunication Services – 1.6%
America Movil SAB de CV Series L (ADR)	812,000	41,720,560

Total Common Stocks (cost $2,302,596,657)		2,522,378,725

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	53

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $2,305,596)	2,305,596	$2,305,596

Total Investments – 99.7% (cost $2,304,902,253)		2,524,684,321
Other assets less liabilities – 0.3%		7,584,958

Net Assets – 100.0%		$2,532,269,279

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Large Cap Growth Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the AllianceBernstein U.S. Large Cap Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The Portfolio seeks long term growth of capital through investing in a combination of shares of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles, rather than making direct investments in portfolio securities. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee summary was completed on July 24, 2008 and presented to the Board of Directors on August 5-7, 2008.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio invests in a combination of the following Pooling Portfolios: U.S. Value Portfolio and U.S. Large Cap Growth Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	55

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/08 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$101.3	U.S. Large Cap Portfolio

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios in which the Portfolio invests, although those Funds do bear expenses incurred by the Pooling Portfolios.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $92,000 (0.05% of the Portfolio’s average daily net assets) for such services but waived $56,622 (0.03% of the Portfolio’s average daily net assets).

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The expense limitation undertaking is set to terminate on December 31, 2008. It should be noted that all share classes of the Portfolio were operating below their expense caps for the most recent semi-annual period. Accordingly, the expense limitation undertaking of the Portfolio

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

was of no effect. Set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (02/29/08)[5]		Fiscal Year End
U.S. Large Cap Portfolio	Class A Class B Class C Class R Class K Class I Advisor	1.65 2.35 2.35 1.85 1.60 1.35 1.35	% % % % % % %	1.39 2.12 2.10 1.53 1.39 0.97 1.09	% % % % % % %	August 31

The expense limitation undertaking set forth in the table above for U.S. Large Cap Portfolio includes the blended expense ratio of the Pooling Portfolios (i.e., the Portfolio’s underlying expense ratio). For the six months ended February 29, 2008, the estimated underlying expense ratio for the Portfolio was 0.02%.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund

5	Annualized

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	57

must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2008 net assets:

Portfolio	Net Assets 06/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Large Cap Portfolio	$101.3	U.S. Blend Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million 30 bp on the balance Minimum account size: $50m	0.597%	0.650%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio:7

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
U.S. Large Cap Portfolio	U.S. Large Cap Blended Style Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Equity Blend Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Portfolio	American Equity Blend Portfolio
	Class A8	1.50%
	Class I (Institutional)	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	59

Lipper describes an EG as a representative sample of comparable funds and a Lipper Expense Universe (“EU”) as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio.

Portfolio	Contractual Management Fee[11]	Lipper Group Median	Rank
U.S. Large Cap Portfolio	0.650	0.750	3/19

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its EG12 and EU.13 It should be noted that the Portfolio’s total expense ratio is inclusive of the Portfolio’s underlying expenses. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[14]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large Cap Portfolio	1.330	1.275	13/19	1.243	84/121

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice

11	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously mentioned, during the most recently completed fiscal year, the Adviser waived a portion of these payments. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Portfolio for expense caps that would effectively reduce the actual management fee, although for the most recently completed fiscal year the Portfolio was operating below its expense cap.

12	Lipper uses the following criteria in screening funds to be included in the Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

13	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability percentage from providing investment advisory services to the Portfolio decreased during calendar year 2007 versus 2006.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and/or Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $4,651, $976,818 and $60,663 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	61

the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Portfolio’s most recently completed fiscal year, ABIS received $115,569 in fees from the Portfolio.16

There are no portfolio transactions for the Portfolio since the Portfolio pursues its investment objectives through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the most recently completed fiscal year, none of the Pooling Portfolios effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”. The Pooling Portfolios may in the future effect brokerage transactions through SCB and pay commissions for such transactions. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $8,607 under the offset agreement between the Portfolio and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75 th percentile range of their comparable peers.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line with their peers.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $717 billion as of June 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information in the table below, prepared by Lipper, shows the 1, 3, and 5 year net performance returns and rankings of the Portfolio20 relative to its Lipper

19	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	63

Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended April 30, 2008.22

U.S. Large Cap Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-6.73	1.54	1.64	19/19	130/133
3 year	7.62	8.36	8.78	14/19	86/120
5 year	8.19	8.65	9.20	11/18	70/108

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.

	Periods Ending April 30, 2008 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)[24]
U.S. Large Cap Portfolio	-6.73	7.62	8.19	7.41
S&P 500 Stock Index	-4.68	8.23	10.62	9.32
Inception Date: July 15, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund in/from a PU is somewhat different than that of an EU.
22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
23	The performance returns are for the Class A shares of the Portfolio.
24	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2008.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	65

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCB-0151-0808

ANNUAL REPORT

AllianceBernstein

Blended Style Funds

Global Blend Portfolio

August 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 24, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Global Blend Portfolio (the “Fund”) for the annual reporting period ended August 31, 2008.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio, of the AllianceBernstein Underlying Pooling Portfolios, representing growth and value equity investment styles (the “Underlying Portfolios”). The Underlying Portfolios invest in global portfolios of equity securities of companies in various market sectors from developed and emerging-market countries, including the United States. Investment in the two Underlying Portfolios is intended to result in a single, unified portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. The process targets 50% of the value of the portfolio to an Underlying Portfolio that invests in growth stocks and 50% to an Underlying Portfolio that invests in value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Performance for each of the Underlying Portfolios compared to its benchmark, plus additional performance, may be found on page 8.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended August 31, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six- and 12-month periods ended August 31, 2008. Most of the Fund’s relative underperformance for the period occurred in the latter six months of the 12-month period, where exposure to financial holdings heavily detracted. The consumer discretionary sector, including entertainment and auto stocks, also detracted from performance during the 12-month period; the Fund was modestly underweight in this sector. The Fund’s overweights in the materials and energy sectors contributed to performance for the reporting period. Key portfolio underweights were in the industrials, consumer staples and utilities sectors, where investor risk aversion resulted in unattractive valuations for many stocks.

The Fund’s exposure to financials was the principal detractor from performance for the six-month period ended August 31, 2008. While tightening conditions in the credit markets led to severe liquidity squeezes on a number

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	1

of financial companies, the Fund maintained its strategy to hold a broadly diversified portfolio, both across the financial sector and other sectors in the market; in total, as of August 31, 2008, the Fund held some 255 securities. The Fund had a very modest overweight in financials; its principal overweights were in the energy and materials sectors, where a combination of tight supply/demand balance and attractive valuations led the Blend Solutions Team to hold a number of diversified mining and oil companies in the Fund’s top ten holdings.

Market Review and Investment Strategy

During the 12-month period ended August 31, 2008, the MSCI World Index returned -12.07%. Following a recovery from the initial shocks which heralded the current crisis last summer, the markets again took flight from risk in November 2007, as concern grew over slowing economic growth. Markets fell until the rescue of investment banking firm Bear Stearns in March 2008, from which they recovered in the second quarter, only to suffer again from June onward, based on fears of slowing global growth and further concerns about losses in the U.S. financial system.

For the six-month period ended August 31, 2008, the MSCI World Index returned -6.32%. While the market bounced in April and May, recovering from the market stress induced by the near collapse of Bear Stearns, fears of slowing global growth and further concerns about losses in the U.S. financial system caused a further correction from June through August. This was accompanied by a marked strengthening in the U.S. dollar and softening commodity prices, which reduced medium-term inflationary expectations.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 800.227.4618.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Because the Fund allocates its investments between “growth” and “value” stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time.

A substantial amount of the Fund’s assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Global Blend Portfolio
Class A	-12.15%	-19.38%

Class B	-12.48%	-19.99%

Class C	-12.48%	-19.99%

Advisor Class†	-12.05%	-19.25%

Class R†	-12.26%	-19.55%

Class K†	-12.15%	-19.31%

Class I†	-12.05%	-19.22%

MSCI World Index (net)	-6.32%	-12.07%

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on the previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

6/1/06* TO 8/31/08

*Since inception of the Fund’s Class A shares on 6/1/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds Global Blend Portfolio Class A shares (from 6/1/06* to 8/31/08) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-19.38%	-22.78%
Since Inception*	-2.84%	-4.69%

Class B Shares
1 Year	-19.99%	-23.13%
Since Inception*	-3.55%	-4.40%

Class C Shares
1 Year	-19.99%	-20.78%
Since Inception*	-3.55%	-3.55%

Advisor Class Shares†
1 Year	-19.25%	-19.25%
Since Inception*	-2.59%	-2.59%

Class R Shares†
1 Year	-19.55%	-19.55%
Since Inception*	-3.05%	-3.05%

Class K Shares†
1 Year	-19.31%	-19.31%
Since Inception*	-2.79%	-2.79%

Class I Shares†
1 Year	-19.22%	-19.22%
Since Inception*	-2.58%	-2.58%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 4.44%, 5.14%, 5.14%, 4.14%, 4.60%, 4.35% and 4.10% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date for all share classes is 6/1/06.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)
SEC Returns

Class A Shares
1 Year	-36.47%
Since Inception*	-10.14%

Class B Shares
1 Year	-36.70%
Since Inception*	-9.87%

Class C Shares
1 Year	-34.81%
Since Inception*	-9.10%

Advisor Class Shares†
1 Year	-33.45%
Since Inception*	-8.18%

Class R Shares†
1 Year	-33.83%
Since Inception*	-8.66%

Class K Shares†
1 Year	-33.66%
Since Inception*	-8.42%

Class I Shares†
1 Year	-33.51%
Since Inception*	-8.21%

*	Inception date for all share classes is 6/1/06.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	7

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Research Growth Portfolio	-11.99%	-15.27%

MSCI World Index	-6.32%	-12.07%

AllianceBernstein Global Value Portfolio	-10.87%	-20.96%

MSCI World Index	-6.32%	-12.07%

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF AUGUST 31, 2008
NAV/SEC Returns†

AllianceBernstein Global Research Growth Portfolio
1 Year	-15.27%
Since Inception^	-1.05%

AllianceBernstein Global Value Portfolio
1 Year	-20.96%
Since Inception^	-1.95%

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS* AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2008)

AllianceBernstein Global Research Growth Portfolio
1 Year	-31.85%
Since Inception^	-7.16%

AllianceBernstein Global Value Portfolio
1 Year	-34.63%
Since Inception^	-7.94%

*	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The AllianceBernstein Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein Funds which invest in these Underlying Portfolios.

^	Inception date: 6/1/06.

See Historical Performance and Benchmark disclosures on page 3.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2008		Ending Account Value August 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$878.50	$1,018.40	$6.33	$6.80
Class B	$1,000	$1,000	$875.24	$1,014.93	$9.57	$10.28
Class C	$1,000	$1,000	$875.24	$1,014.88	$9.62	$10.33
Advisor Class	$1,000	$1,000	$879.46	$1,019.91	$4.91	$5.28
Class R	$1,000	$1,000	$877.41	$1,017.44	$7.22	$7.76
Class K	$1,000	$1,000	$878.50	$1,018.65	$6.09	$6.55
Class I	$1,000	$1,000	$879.46	$1,019.91	$4.91	$5.28
*	Expenses are equal to the classes’ annualized expense ratios of 1.34%, 2.03%, 2.04%, 1.04%, 1.53%, 1.29% and 1.04%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $10.9

*	All data are as of August 31, 2008. The Fund’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Underlying Portfolios. For more details regarding the Fund’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 42-55.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2008

Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Global Value (shares of 648,255)	$5,542,578
AllianceBernstein Global Research Growth (shares of 606,943)	5,541,392

Total investments (cost $12,671,402)	11,083,970
Receivable due from Adviser	13,775

Total assets	11,097,745

Liabilities
Registration fee payable	114,524
Legal fee payable	12,195
Audit fee payable	8,000
Distribution fee payable	58
Transfer Agent fee payable	24
Accrued expenses	13,717

Total liabilities	148,518

Net Assets	$10,949,227

Composition of Net Assets
Capital stock, at par	$1,200
Additional paid-in capital	11,969,131
Undistributed net investment income	104,301
Accumulated net realized gain on investment transactions	462,027
Net unrealized depreciation on investments	(1,587,432)

$10,949,227

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$22,766	2,500	$9.11	*

B	$22,631	2,500	$9.05

C	$22,632	2,500	$9.05

Advisor	$10,812,761	1,185,000	$9.12

R	$22,819	2,510	$9.09

K	$22,812	2,505	$9.11

I	$22,806	2,500	$9.12

*	The maximum offering price per share for Class A shares was $9.51 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	11

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2008

Investment Income
Income distributions from Underlying Portfolios		$523,735
Expenses
Advisory fee (see Note B)	$97,428
Distribution fee—Class A	80
Distribution fee—Class B	269
Distribution fee—Class C	269
Distribution fee—Class R	136
Distribution fee—Class K	68
Transfer agency—Class A	41
Transfer agency—Class B	46
Transfer agency—Class C	44
Transfer agency—Advisor Class	19,801
Transfer agency—Class R	37
Transfer agency—Class K	37
Transfer agency—Class I	37
Administrative	98,250
Custodian	67,999
Directors’ fees	47,501
Audit	33,362
Legal	17,638
Printing	9,015
Miscellaneous	994

Total expenses	393,052
Less: expenses waived and reimbursed by the Adviser and the Transfer Agent (see Note B)	(255,825)
Less: expense offset arrangement (see Note B)	(6)

Net expenses		137,221

Net investment income		386,514

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of Underlying Portfolio shares		36,996
Net realized gain distributions from Underlying Portfolios		429,753
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		(3,453,842)

Net loss on investment transactions		(2,987,093)

Net Decrease in Net Assets from Operations		$(2,600,579)

See notes to financial statements.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$386,514	$140,123
Net realized gain on sale of Underlying Portfolio shares	36,996	21,680
Net realized gain distributions from Underlying Portfolios	429,753	– 0	–
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	(3,453,842)	1,729,004

Net increase (decrease) in net assets from operations	(2,600,579)	1,890,807
Dividends and Distributions to Shareholders from
Net investment income
Class A	(670)	(78)
Class B	(468)	– 0	–
Class C	(468)	– 0	–
Advisor Class	(360,240)	(58,065)
Class R	(625)	(50)
Class K	(696)	(85)
Class I	(767)	(123)
Net realized gain on investment transactions
Class A	(50)	(5)
Class B	(50)	(5)
Class C	(50)	(5)
Advisor Class	(23,700)	(2,370)
Class R	(50)	(5)
Class K	(50)	(5)
Class I	(50)	(5)
Capital Stock Transactions
Net increase	5	– 0	–

Total increase (decrease)	(2,988,508)	1,830,006
Net Assets
Beginning of period	13,937,735	12,107,729

End of period (including undistributed net investment income of $104,301 and $81,721, respectively)	$10,949,227	$13,937,735

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	13

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2008

NOTE A

Significant Accounting Policies

The AllianceBernstein Blended Style Series Global Blend Portfolio (the “Fund”) commenced operations on June 1, 2006 and is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of 14 portfolios, which are the AllianceBernstein Blended Style Series Global Blend Portfolio, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the twelve portfolios of the AllianceBernstein Retirement Strategies (the “Funds”). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Global Blend Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to their net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	15

Notes to Financial Statements

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.50% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class B and Class C shares, 1.20% of average daily net assets for Advisor Class shares, 1.70% of average daily net assets for Class R shares, 1.45% of average daily net assets for Class K shares and 1.20% of average daily net assets for Class I shares. For the year ended August 31, 2008, such reimbursement amounted to $139,791.

Pursuant to the investment advisory agreement, the Adviser provides certain legal and accounting services for the Fund. The Adviser agreed to waive its fees for such services. Such waiver amounted to $98,250 for the year ended August 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $0 for the year ended August 31, 2008. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $17,784.

For the year ended August 31, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $6 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0, $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2008.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $223,818, $223,819, $383 and $5,196 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $979,192 and $567,086, respectively, for the year ended August 31, 2008.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost		$12,678,838

Gross unrealized appreciation	$	– 0	–
Gross unrealized depreciation		(1,594,868)

Net unrealized depreciation		$(1,594,868)

1. Currency Transactions

An Underlying Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	17

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital stock for each class were as follows:

	Shares				Amount
	Year Ended August 31, 2008		Year Ended August 31, 2007		Year Ended August 31, 2008	Year Ended August 31, 2007

Class R
Shares issued in reinvestment of dividends and distributions	– 0	–(a)	– 0	–	$3	$	– 0	–

Net increase	– 0	–(a)	– 0	–	$3	$	– 0	–

Class K
Shares issued in reinvestment of dividends and distributions	– 0	–(a)	– 0	–	$2	$	– 0	–

Net increase	– 0	–(a)	– 0	–	$2	$	– 0	–

(a)	Share amount is less than one full share.

There were no capital stock transactions for Class A, Class B, Class C, Advisor Class and Class I during the reporting periods.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

currencies, the Portfolio’s positions in various currencies may cause the Portfolio to experience losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$374,856	$60,800
Long-term capital gains	13,078	– 0	–

Total taxable distributions	387,934	60,800

Total distributions paid	$387,934	$60,800

As of August 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$104,301
Undistributed long-term capital gains	469,463
Unrealized appreciation/(depreciation)	(1,594,868	)(a)

Total accumulated earnings/(deficit)	$(1,021,104)

(a)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	19

Notes to Financial Statements

AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of August 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Subsequent Event

Recent market events have increased the volatility of the prices of certain securities held by the Underlying Portfolios. For example, subsequent to the fiscal year end of the Underlying Portfolios, the U.S. Government placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship; Lehman Brothers Holding Inc. (Lehman) filed for Chapter 11 bankruptcy; and Bank of America Corporation agreed to acquire Merrill Lynch & Co., Inc. In addition, the Federal Reserve Board with the full support of The U.S. Department of Treasury, authorized the Federal Reserve Bank of New York to lend up to $123 billion to American International Group, Inc. The values of the positions held by the Underlying Portfolios in securities of these issuers may have been adversely impacted since the date of these financial statements. To the extent that the Underlying Portfolios continue to own these securities, the price of these securities may be subject to continued volatility.

On October 2, 2008, the Adviser, the Fund’s sole shareholder, redeemed 1,140,000 shares of the Fund, amounting to approximately $9,039,654, or approximately 95% of the Fund’s assets. The Adviser has stated its intention to shortly redeem the remainder of its Fund holdings. As a result, registration expenses in the amount of $114,524 associated with the launch of the portfolio and accrued in a prior period will be reversed in the fiscal period beginning

September 1, 2008.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	21

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended August 31,		June 1, 2006(a) to August 31, 2006
	2008	2007

Net asset value, beginning of period	$ 11.59	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.29	.08	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.48)	1.46	.11

Net increase (decrease) in net asset value from operations	(2.19)	1.54	.08

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.03)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	.00 (d)	– 0	–

Total dividends and distributions	(.29)	(.03)	– 0	–

Net asset value, end of period	$ 9.11	$ 11.59	$ 10.08

Total Return
Total investment return based on net asset value(e)	(19.38)%	15.32%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.35%	1.35%	1.35	%(g)
Expenses, before waivers/reimbursements(f)	3.32%	4.39%	5.22	%(g)
Net investment income (loss)(c)	2.68%	.75%	(1.35	)%(g)
Portfolio turnover rate	4%	2%	0.34%

See footnote summary on page 28.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended August 31,			June 1, 2006(a) to August 31, 2006
	2008	2007

Net asset value, beginning of period	$ 11.52	$ 10.06		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.21	.00	(d)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(2.47)	1.46		.11

Net increase (decrease) in net asset value from operations	(2.26)	1.46		.06

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.02)	.00	(d)	– 0	–

Total dividends and distributions	(.21)	.00		– 0	–

Net asset value, end of period	$ 9.05	$ 11.52		$ 10.06

Total Return
Total investment return based on net asset value(e)	(19.99)%	14.53%		.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22	$29		$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.05%	2.05%		2.05	%(g)
Expenses, before waivers/reimbursements(f)	4.03%	4.99%		5.92	%(g)
Net investment income (loss)(c)	1.97%	.03%		(2.05	)%(g)
Portfolio turnover rate	4%	2%		0.34%

See footnote summary on page 28.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended August 31,			June 1, 2006(a) to August 31, 2006
	2008	2007

Net asset value, beginning of period	$ 11.52	$ 10.06		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.21	.01		(.05)
Net realized and unrealized gain (loss) on investment transactions	(2.47)	1.45		.11

Net increase (decrease) in net asset value from operations	(2.26)	1.46		.06

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.02)	.00	(d)	– 0	–

Total dividends and distributions	(.21)	.00		– 0	–

Net asset value, end of period	$ 9.05	$ 11.52		$ 10.06

Total Return
Total investment return based on net asset value(e)	(19.99)%	14.53%		.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22	$29		$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.05%	2.05%		2.05	%(g)
Expenses, before waivers/reimbursements(f)	4.03%	4.99%		5.95	%(g)
Net investment income (loss)(c)	1.97%	.05%		(2.05	)%(g)
Portfolio turnover rate	4%	2%		0.34%

See footnote summary on page 28.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,		June 1, 2006(a) to August 31, 2006
	2008	2007

Net asset value, beginning of period	$ 11.62	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.32	.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.50)	1.46	.12

Net increase (decrease) in net asset value from operations	(2.18)	1.58	.09

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.05)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	.00 (d)	– 0	–

Total dividends and distributions	(.32)	(.05)	– 0	–

Net asset value, end of period	$ 9.12	$ 11.62	$ 10.09

Total Return
Total investment return based on net asset value(e)	(19.25)%	15.70%	.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,813	$13,764	$11,956
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.05%	1.05%	1.05	%(g)
Expenses, before waivers/reimbursements(f)	3.02%	3.99%	4.92	%(g)
Net investment income (loss)(c)	2.98%	1.05%	(1.05	)%(g)
Portfolio turnover rate	4%	2%	0.34%

See footnote summary on page 28.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended August 31,		June 1, 2006(a) to August 31, 2006
	2008	2007

Net asset value, beginning of period	$ 11.57	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.27	.06	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.48)	1.45	.12

Net increase (decrease) in net asset value from operations	(2.21)	1.51	.08

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.02)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	.00 (d)	– 0	–

Total dividends and distributions	(.27)	(.02)	– 0	–

Net asset value, end of period	$ 9.09	$ 11.57	$ 10.08

Total Return
Total investment return based on net asset value(e)	(19.55)%	15.01%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.55%	1.55%	1.55	%(g)
Expenses, before waivers/reimbursements(f)	3.50%	4.45%	5.42	%(g)
Net investment income (loss)(c)	2.48%	.55%	(1.55	)%(g)
Portfolio turnover rate	4%	2%	0.34%

See footnote summary on page 28.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended August 31,		June 1, 2006(a) to August 31, 2006
	2008	2007

Net asset value, beginning of period	$ 11.59	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.30	.09	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.48)	1.45	.11

Net increase (decrease) in net asset value from operations	(2.18)	1.54	.08

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.03)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	.00 (d)	– 0	–

Total dividends and distributions	(.30)	(.04)	– 0	–

Net asset value, end of period	$ 9.11	$ 11.59	$ 10.08

Total Return
Total investment return based on net asset value(e)	(19.31)%	15.36%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.30%	1.30%	1.30	%(g)
Expenses, before waivers/reimbursements(f)	3.25%	4.20%	5.17	%(g)
Net investment income (loss)(c)	2.73%	.80%	(1.30	)%(g)
Portfolio turnover rate	4%	2%	0.34%

See footnote summary on page 28.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended August 31,		June 1, 2006(a) to August 31, 2006
	2008	2007

Net asset value, beginning of period	$ 11.62	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.32	.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	(2.49)	1.46	.12

Net increase (decrease) in net asset value from operations	(2.17)	1.58	.09

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.05)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	.00 (d)	– 0	–

Total dividends and distributions	(.33)	(.05)	– 0	–

Net asset value, end of period	$ 9.12	$ 11.62	$ 10.09

Total Return
Total investment return based on net asset value(e)	(19.22)%	15.70%	.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.05%	1.05%	1.05	%(g)
Expenses, before waivers/reimbursements(f)	3.02%	3.95%	4.92	%(g)
Net investment income (loss)(c)	2.98%	1.05%	(1.05	)%(g)
Portfolio turnover rate	4%	2%	0.34%

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. The estimated blended expense ratio of the Underlying Portfolios was .15% for the periods ended August 31, 2008, August 31, 2007 and August 31, 2006, respectively.

(g)	Annualized.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Blended Style Series, Inc.

We have audited the accompanying statement of net assets of AllianceBernstein Blended Style Series Global Blend Portfolio (the Fund), a Portfolio of the Alliance Bernstein Blended Style Series, Inc., as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from June 1, 2006 (commencement of operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2008, by correspondence with the investee portfolios’ transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position AllianceBernstein Blended Style Series Global Blend Portfolio as of August 31, 2008, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2008

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	29

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended August 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates $375,934 of total ordinary income distributed as qualified dividend income. The Fund also designates $13,078 of distributions paid as long-term capital gain dividends.

For corporate shareholders, the Fund designates $125,367 of the total ordinary income distribution paid during the current fiscal year ended August 31, 2008 qualifies for the corporate dividend received deduction.

For foreign shareholders, $5,143 of ordinary income distribution paid during the current fiscal year qualifies as interest-related dividends. In addition, the Fund also designates $15,789 of the ordinary income distribution as qualified short term capital gains.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Marc O. Mayer(2), Senior Vice President

Seth J. Masters(2), Senior Vice President

Daniel T. Grasman(2), Vice President

Dokyoung Lee(2), Vice President

Joshua B. Lisser(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-6003

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Blend Solutions Team. Messrs. Mayer, Masters, Grasman, Lee and Lisser are the members of the Blend Solutions Team primarily responsible for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	31

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, *** 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor.	96	SCB Partners, Inc. and SCB, Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #,## 76 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	98	None

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 66 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	96	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	96	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	96	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	33

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	96	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008. President, Fidelity Accounting and Custody Services Company from 1993-1995, Partner, Ernst & Young LLP, partner in charge of the Chicago Office’s Tax Department, National Director of Investment Management Tax Services from 1975-1993.	95	None

Marshall C. Turner, Jr., # 67 (2005)	Formerly, Chairman and CEO of DuPont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	96	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940 (the “1940 Act”) , due to his position as Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	35

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of AllianceBernstein** since July 2008; Executive Managing Director of ABI**, since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein‘s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated with since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Marc O. Mayer 51	Senior Vice President	See biography above.

Seth J. Masters 49	Senior Vice President	Executive Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Daniel T.Grasman 44	Vice President	Vice President of AllianceBernstein,** with which he has been associated since 2004. Prior thereto, he was Co-founder and COO of Xelector since prior to 2003.

Dokyoung Lee 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Joshua B. Lisser 41	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2003.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2003.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2003.

Phyllis Clarke 47	Controller	Assistant Vice President of ABIS,** with which she has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	37

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AllianceBernstein Global Blend Portfolio (the “Fund”) at meetings held on May 6-8, 2008 (for a stub period ending August 31, 2008) and August 5-7, 2008 (for an annual period).

Prior to approval of the continuance of the Advisory Agreement in respect of the Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed independent evaluations prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that instead of investing directly in portfolio securities, the Fund pursues its investment objective by investing in AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors also noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for the Fund, the directors considered that, although the Fund invests substantially all of its assets in two portfolios of Pooling (and therefore holds very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	39

with the Fund and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2006 and 2007. The directors noted that the Fund was relatively small (as of June 30, 2008, the Fund had net assets of less than $15 million) and that the Adviser had waived reimbursement of administrative expenses from the Fund since the Fund’s inception.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund (and the portfolios of Pooling in which the Fund invests) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Fund invests) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Fund invests to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meetings, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the August meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Morgan Stanley Capital International World Index (the “Index”), in each case for the 1-year period ended April 30, 2008 and (in the case of the Index) the since inception period (June 2006 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and Performance Universe for the 1-year period, and that the Fund underperformed the Index in both periods

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

reviewed. Based on their review, and taking into account the limited performance record available, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed relevant fee information from the Adviser’s Form ADV and the evaluations from the Company’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund although the institutional fee schedule provided for a higher rate on the first $25 million of assets and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be higher than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services since the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	41

expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points was lower than the Expense Group median. The directors noted that in the Fund’s latest fiscal year, the administrative expense reimbursement of 61 basis points had been waived by the Adviser. The directors also noted that the Fund’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and Expense Universe medians. The directors noted the Fund’s relatively modest size (less than $15 million as of June 30, 2008) and that the Adviser had reviewed with them steps that are being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Pages 42-55 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2008 financial statements. A copy of the underlying Portfolios’ annual report is available upon request.

PORTFOLIO SUMMARY

August 31, 2008

GLOBAL VALUE PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.2% or less in the following countries: Australia, India, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan and Thailand.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	43

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2008

GLOBAL RESEARCH GROWTH PORTFOLIO

*	All data are as of August 31, 2008. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represents 1.1% or less in the following countries: China, Denmark, Hong Kong, India, Italy, Luxembourg, Russia, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Portfolio Summary

GLOBAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.2%
Financials – 27.2%
Capital Markets – 4.0%
Credit Suisse Group AG	1,500	$69,574
Deutsche Bank AG	600	50,956
The Goldman Sachs Group, Inc.	100	16,397
Lehman Brothers Holdings, Inc.	1,100	17,699
Morgan Stanley	1,600	65,328

		219,954

Commercial Banks – 7.4%
ABSA Group Ltd.	1,400	19,765
BNP Paribas SA	700	62,794
Canadian Imperial Bank of Commerce/Canada	201	12,147
Credit Agricole SA	2,413	51,157
HBOS PLC	9,560	54,721
Industrial Bank of Korea	920	13,067
Kookmin Bank (ADR)	200	10,960
Royal Bank of Canada	600	27,547
Royal Bank of Scotland Group PLC (London Virt-X)	8,522	36,245
Standard Bank Group Ltd.	622	7,257
State Bank of India Ltd. (GDR)(a)	390	24,674
Sumitomo Mitsui Financial Group, Inc.	8	48,434
Wachovia Corp.	2,700	42,903

		411,671

Consumer Finance – 0.7%
ORIX Corp.	300	36,547

Diversified Financial Services – 5.7%
Bank of America Corp.	1,300	40,482
Citigroup, Inc.	3,000	56,970
Fortis (Euronext Brussels)	3,166	43,837
ING Group	2,400	74,770
JP Morgan Chase & Co.	2,600	100,074

		316,133

Insurance – 9.2%
Allianz SE	500	83,287
Allstate Corp.	800	36,104
American International Group, Inc.	4,000	85,960
Aviva PLC	6,306	58,864
Fairfax Financial Holdings Ltd.	100	21,944
Genworth Financial, Inc. – Class A	1,500	24,075
Hartford Financial Services Group, Inc.	300	18,924
MetLife, Inc.	1,100	59,620
Muenchener Rueckversicherungs AG	400	62,103
The Travelers Co., Inc.	900	39,744
XL Capital Ltd. – Class A	1,000	20,100

		510,725

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	45

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.2%
Federal Home Loan Mortgage Corp.	1,300	$5,863
Federal National Mortgage Association	1,200	8,208

		14,071

		1,509,101

Energy – 18.0%
Oil, Gas & Consumable Fuels – 18.0%
Apache Corp.	400	45,752
BP PLC	4,500	43,252
Chevron Corp.	1,600	138,112
China Petroleum & Chemical Corp. – Class H	32,000	30,817
ConocoPhillips	1,700	140,267
ENI SpA	2,000	64,875
Exxon Mobil Corp.	700	56,007
Imperial Oil Ltd.	300	15,429
LUKOIL (Sponsored) (ADR)	500	37,150
Nexen, Inc.	500	15,671
Nippon Mining Holdings, Inc.	4,500	24,996
Petro-Canada	1,300	57,483
PTT PCL	1,300	10,023
Repsol YPF SA	1,200	37,117
Royal Dutch Shell PLC – Class A	3,920	136,421
StatoilHydro ASA	2,300	70,553
Total SA	1,000	71,836

		995,761

Materials – 13.6%
Chemicals – 5.5%
BASF SE	1,600	92,311
Dow Chemical Co.	1,600	54,608
E.I. Du Pont de Nemours & Co.	1,000	44,440
Koninklijke Dsm NV	400	23,022
Mitsubishi Chemical Holdings Corp.	8,500	48,088
Nova Chemicals Corp.	600	17,404
Solvay SA – Class A	200	24,487

		304,360

Metals & Mining – 6.8%
Alcoa, Inc.	1,300	41,769
Antofagasta PLC	2,100	23,604
ArcelorMittal (Euronext Amsterdam)	900	70,600
Barrick Gold Corp.	600	20,880
BHP Billiton Ltd.	500	17,561
Gerdau Ameristeel Corp.	2,300	32,492
Inmet Mining Corp.	300	18,068
JFE Holdings, Inc.	1,400	59,164
Kazakhmys PLC	800	18,773
MMC Norilsk Nickel (ADR)	1,350	26,676
Norsk Hydro ASA	1,250	13,321
Xstrata PLC	630	35,124

		378,032

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – 1.3%
Stora Enso Oyj – Class R	3,400	$34,067
Svenska Cellulosa AB – Class B	3,500	39,761

		73,828

		756,220

Consumer Discretionary – 8.1%
Auto Components – 0.6%
Compagnie Generale des Etablissements Michelin – Class B	400	25,928
Hyundai Mobis	90	7,473

		33,401

Automobiles – 2.1%
Nissan Motor Co. Ltd.	8,500	64,567
Renault SA	600	50,102

		114,669

Household Durables – 1.4%
Black & Decker Corp.	400	25,300
Sharp Corp.	4,000	50,892

		76,192

Media – 3.4%
CBS Corp. – Class B	2,700	43,686
Lagardere SCA	600	33,493
Time Warner, Inc.	4,000	65,480
The Walt Disney Co.	1,400	45,290

		187,949

Multiline Retail – 0.6%
Macy’s, Inc.	1,700	35,394

		447,605

Health Care – 7.6%
Health Care Providers & Services – 1.6%
Cardinal Health, Inc.	800	43,984
McKesson Corp.	800	46,224

		90,208

Pharmaceuticals – 6.0%
GlaxoSmithKline PLC	2,300	54,121
Merck & Co., Inc.	2,000	71,340
Pfizer, Inc.	6,000	114,660
Sanofi-Aventis SA	800	56,756
Schering-Plough Corp.	1,800	34,920

		331,797

		422,005

Telecommunication Services – 5.7%
Diversified Telecommunication Services – 3.3%
AT&T, Inc.	2,600	83,174
China Netcom Group Corp., Ltd.	10,500	24,841
China Telecom Corp. Ltd. – Class H	24,420	12,427

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	47

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Verizon Communications, Inc.	1,700	$59,704

		180,146

Wireless Telecommunication Services – 2.4%
Sprint Nextel Corp.	4,800	41,856
Vodafone Group PLC	36,612	93,564

		135,420

		315,566

Industrials – 4.8%
Aerospace & Defense – 0.5%
Northrop Grumman Corp.	400	27,540

Airlines – 2.2%
Air France-KLM	1,900	45,712
Deutsche Lufthansa AG	3,500	75,157

		120,869

Industrial Conglomerates – 0.4%
General Electric Co.	900	25,290

Marine – 1.3%
Mitsui OSK Lines Ltd.	6,000	71,112

Trading Companies & Distributors – 0.4%
Finning International, Inc.	1,000	22,754

		267,565

Consumer Staples – 3.7%
Food & Staples Retailing – 1.0%
Koninklijke Ahold NV	2,900	36,258
Supervalu, Inc.	800	18,552

		54,810

Tobacco – 2.7%
Altria Group, Inc.	3,300	69,399
Philip Morris International, Inc.	1,500	80,550

		149,949

		204,759

Information Technology – 3.4%
Communications Equipment – 0.6%
Nokia OYJ	1,300	32,548

Computers & Peripherals – 1.5%
Fujitsu Ltd.	9,000	62,207
Western Digital Corp.(b)	700	19,082

		81,289

Electronic Equipment & Instruments – 0.6%
Flextronics International Ltd.(b)	1,438	12,827
Tech Data Corp.(b)	700	23,898

		36,725

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.7%
Hynix Semiconductor, Inc.(b)	400	$7,040
Samsung Electronics Co., Ltd.	14	6,567
Siliconware Precision Industries Co. (Sponsored) (ADR)	3,386	23,292

		36,899

		187,461

Utilities – 3.1%
Electric Utilities – 2.8%
E.ON AG	1,500	87,600
The Tokyo Electric Power Co. Inc	2,400	68,473

		156,073

Multi-Utilities – 0.3%
A2A SpA	4,600	14,377

		170,450

Total Common Stocks (cost $6,303,027)		5,276,493

WARRANTS – 0.8%
Information Technology – 0.8%
Computers & Peripherals – 0.3%
Compal Electronics, Inc., expiring 1/17/12(a)(b)	18,064	16,239

Semiconductors & Semiconductor Equipment – 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 1/17/12(a)(b)	9,392	17,451
United Microelectronics Corp., Deutshe Bank AG London, expiring 1/24/17(a)(b)	20,497	8,629

Total Warrants (cost $49,987)		42,319

NON-CONVERTIBLE - PREFERRED STOCKS – 0.1%
Information Technology – 0.1%
Semiconductors & Semiconductor Equipment – 0.1%
Samsung Electronics Co., Ltd. (cost $12,822)	25	8,304

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $36,831)	36,831	36,831

Total Investments – 96.8% (cost $6,402,667)		5,363,947
Other assets less liabilities – 3.2%		175,586

Net Assets – 100.0%		$5,539,533

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	49

Global Value Portfolio—Portfolio of Investments

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	September 2008	$52,465	$49,484	$ (2,981)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, the aggregate market value of these securities amounted to $66,946 or 1.2% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Value Portfolio—Portfolio of Investments

GLOBAL RESEARCH GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.0%
Financials – 15.1%
Capital Markets – 10.0%
3i Group PLC	1,804	$30,145
The Blackstone Group LP	5,100	91,188
Credit Suisse Group AG	2,351	109,046
Janus Capital Group, Inc.	1,300	35,061
Lehman Brothers Holdings, Inc.	4,000	64,360
Macquarie Group Ltd.	1,087	40,307
Man Group PLC	5,701	58,746
Merrill Lynch & Co., Inc.	2,400	68,040
MF Global Ltd.(a)	1,200	8,844
Morgan Stanley	300	12,249
UBS AG (Swiss Virt-X)(a)	1,781	38,712

		556,698

Commercial Banks – 0.7%
Banco Itau Holding Financeira SA (ADR)	781	14,839
Banco Santander Central Hispano SA	1,308	22,235

		37,074

Diversified Financial Services – 1.9%
BM&F BOVESPA SA	1,100	8,395
CME Group, Inc. – Class A	209	70,095
NYSE Euronext	700	28,413

		106,903

Insurance – 1.8%
American International Group, Inc.	1,200	25,788
MBIA, Inc.	2,200	35,684
QBE Insurance Group Ltd.	1,790	36,405

		97,877

Thrifts & Mortgage Finance – 0.7%
Federal National Mortgage Association	5,800	39,672

		838,224

Information Technology – 14.9%
Communications Equipment – 2.9%
Cisco Systems, Inc.(a)	2,148	51,659
F5 Networks, Inc.(a)	500	17,055
Juniper Networks, Inc.(a)	900	23,130
Qualcomm, Inc.	700	36,855
Research In Motion Ltd.(a)	250	30,400

		159,099

Computers & Peripherals – 3.3%
Apple, Inc.(a)	350	59,335
EMC Corp.(a)	1,700	25,976
Hewlett-Packard Co.	800	37,536
International Business Machines Corp.	500	60,865

		183,712

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	51

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.7%
Amphenol Corp. – Class A	500	$23,760
Tyco Electronics Ltd.	500	16,455

		40,215

Internet Software & Services – 1.4%
Akamai Technologies, Inc.(a)	500	11,450
Google, Inc. – Class A(a)	140	64,861

		76,311

IT Services – 0.7%
Cap Gemini SA	244	14,406
The Western Union Co. – Class W	900	24,858

		39,264

Semiconductors & Semiconductor Equipment – 2.7%
Analog Devices, Inc.	800	22,368
Applied Materials, Inc.	1,300	23,296
Broadcom Corp. – Class A(a)	700	16,842
Intel Corp.	2,200	50,314
Intersil Corp. – Class A	400	9,372
Lam Research Corp.(a)	200	7,352
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	907	8,807
Tokyo Electron Ltd.	200	11,316

		149,667

Software – 3.2%
Activision Blizzard, Inc.(a)	1,000	32,820
Adobe Systems, Inc.(a)	595	25,484
Nintendo Co. Ltd.	100	46,946
Red Hat, Inc.(a)	800	16,800
Salesforce.com, Inc.(a)	400	22,408
SAP AG	605	33,898

		178,356

		826,624

Energy – 12.1%
Energy Equipment & Services – 4.8%
Baker Hughes, Inc.	1,559	124,735
Cameron International Corp.(a)	1,500	69,885
Technip SA	854	70,088

		264,708

Oil, Gas & Consumable Fuels – 7.3%
Addax Petroleum Corp.	739	28,236
EOG Resources, Inc.	1,200	125,304
Noble Energy, Inc.	1,300	93,249
Petroleo Brasileiro SA (ADR)	1,000	42,970
Sasol Ltd.	986	54,275
StatoilHydro ASA	2,016	61,842

		405,876

		670,584

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 10.9%
Aerospace & Defense – 3.9%
BAE Systems PLC	8,011	$69,917
Honeywell International, Inc.	600	30,102
Lockheed Martin Corp.	600	69,864
United Technologies Corp.	700	45,913

		215,796

Construction & Engineering – 0.6%
Fluor Corp.	400	32,052

Electrical Equipment – 1.4%
ABB Ltd.	916	22,467
Ametek, Inc.	300	14,562
Emerson Electric Co.	900	42,120

		79,149

Industrial Conglomerates – 1.4%
Siemens AG	522	56,662
Smiths Group PLC	1,037	21,562

		78,224

Machinery – 1.2%
Atlas Copco AB – Class A	1,775	24,776
Danaher Corp.	500	40,785

		65,561

Road & Rail – 0.9%
Union Pacific Corp.	600	50,340

Trading Companies & Distributors – 1.5%
Mitsubishi Corp.	1,800	49,444
Mitsui & Co. Ltd.	2,000	34,099

		83,543

		604,665

Health Care – 10.2%
Biotechnology – 3.1%
Celgene Corp.(a)	400	27,720
CSL Ltd./Australia	904	31,550
Genentech, Inc.(a)	500	49,375
Gilead Sciences, Inc.(a)	1,200	63,216

		171,861

Health Care Equipment & Supplies – 3.5%
Alcon, Inc.	400	68,116
Baxter International, Inc.	1,100	74,536
Becton Dickinson & Co.	600	52,428

		195,080

Health Care Providers & Services – 0.6%
Medco Health Solutions, Inc.(a)	700	32,795

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	53

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 3.0%
Novartis AG	984	$54,817
Roche Holding AG	322	54,186
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,200	56,808

		165,811

		565,547

Materials – 9.6%
Chemicals – 3.8%
Air Products & Chemicals, Inc.	900	82,665
Monsanto Co.	500	57,125
Potash Corp. of Saskatchewan	400	69,440

		209,230

Metals & Mining – 5.8%
BHP Billiton PLC	1,190	37,064
Cia Vale do Rio Doce – Class B (ADR)	1,700	45,135
Rio Tinto PLC	1,472	139,735
Xstrata PLC	1,786	99,575

		321,509

		530,739

Consumer Staples – 8.6%
Beverages – 0.9%
Asahi Breweries Ltd.	2,100	38,898
Carlsberg A/S – Class B	114	10,120

		49,018

Food & Staples Retailing – 4.5%
Tesco PLC	8,804	61,024
Wal-Mart de Mexico SAB de CV Series V	13,368	48,751
Wal-Mart Stores, Inc.	2,400	141,768

		251,543

Food Products – 3.1%
Bunge Ltd.	600	53,616
Kellogg Co.	600	32,664
Nestle SA	1,871	82,435

		168,715

Personal Products – 0.1%
Oriflame Cosmetics SA (SDR)	65	3,758

		473,034

Consumer Discretionary – 8.2%
Auto Components – 0.2%
Denso Corp.	500	12,962

Automobiles – 1.2%
Fiat SpA	1,261	19,495
Honda Motor Co. Ltd.	1,400	45,468

		64,963

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Distributors – 0.8%
Li & Fung Ltd.	14,000	$42,571

Diversified Consumer Services – 0.2%
Apollo Group, Inc. – Class A(a)	200	12,736

Hotels, Restaurants & Leisure – 0.8%
Wyndham Worldwide Corp.	2,300	44,344

Household Durables – 0.4%
Sony Corp.	500	19,114

Media – 0.7%
The DIRECTV Group, Inc.(a)	1,000	28,210
Eutelsat Communications	152	4,214
SES SA	179	4,320

		36,744

Multiline Retail – 1.3%
Kohl’s Corp.(a)	800	39,336
Lotte Shopping Co. Ltd.	118	32,109

		71,445

Specialty Retail – 2.1%
Belle International Holdings Ltd.	29,000	29,123
Lowe’s Cos, Inc.	2,300	56,672
TJX Cos, Inc.	900	32,616

		118,411

Textiles, Apparel & Luxury Goods – 0.5%
Adidas AG	500	29,271

		452,561

Utilities – 3.0%
Electric Utilities – 1.6%
E.ON AG	1,077	62,897
FPL Group, Inc.	400	24,024

		86,921

Independent Power Producers & Energy Traders – 1.4%
Iberdrola Renovables SA(a)	5,281	33,665
International Power PLC	6,051	43,436

		77,101

		164,022

Telecommunication Services – 1.4%
Diversified Telecommunication Services –0.2%
Tw Telecom, Inc. – Class A(a)	300	4,602
Vimpel-Communications (Sponsored) (ADR)	300	7,209

		11,811

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	55

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	300	$15,414
NTT Docomo, Inc.	9	14,184
Sprint Nextel Corp.	2,500	21,800
Vodafone Group PLC	5,671	14,493

		65,891

		77,702

Total Common Stocks (cost $5,689,484)		5,203,702

WARRANTS – 1.0%
Consumer Staples – 0.6%
Tobacco – 0.6%
ITC Ltd., expiring 1/30/12(a)	2,355	10,056
ITC Ltd. (Fully Subscribed), expiring 1/30/12(a)	5,376	22,955

		33,011

Financials – 0.4%
Thrifts & Mortgage Finance – 0.4%
Housing Development Finance Corp., expiring 1/18/11(a)	417	22,364

Total Warrants (cost $56,789)		55,375

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $12,263)	12,263	12,263

Total Investments – 95.2% (cost $5,758,536)		5,271,340
Other assets less liabilities – 4.8%		267,837

Net Assets – 100.0%		$5,539,177

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

SDR – Swedish Depositary Receipt

See notes to financial statements.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Global Research Growth Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”) in respect of the AllianceBernstein Global Blend Portfolio (the “Portfolio”)2, prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General.

The Portfolio pursues its investment objective through investing in shares of AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios (“Pooling Portfolios”), rather than making direct investments in portfolio securities.

The Senior Officer’s evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the investment advisory agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

1	It should be noted that the information in the fee evaluation was completed on July 24, 2008 and presented to the Board of Directors on August 5-August 7, 2008, in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser.

2	Futures references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	57

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the New York State Attorney General in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/08 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$11.8	Global Blend Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $82,000 (0.61% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (02/29/08)		Fiscal Year End
Global Blend Portfolio	Class A Class B Class C Class R Class K Class I Advisor	1.50 2.20 2.20 1.70 1.45 1.20 1.20	% % % % % % %	3.32 4.04 4.04 3.49 3.24 3.01 3.03	% % % % % % %	August 31

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the New York State Attorney General.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Portfolio to the Adviser. In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser will need to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. This factor is less significant for the Portfolio, which will invest almost all of its assets in shares of the Underlying Portfolios. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	59

accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on June 30, 2008 net assets:

Portfolio	Net Assets 06/30/08 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Blend Portfolio	$11.8	Global Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.800%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Equity Blend, which has a somewhat similar investment strategy as the Portfolio. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Equity Blend
Class A	1.60%
Class I (Institutional)	0.80%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Portfolio	ITM Mutual Fund	Fee
Global Blend Portfolio	AllianceBernstein Global Style Blend[5]	0.30%[6]

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the proposed management fee of the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio. 8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

5	This ITM fund is privately placed or institutional.

6	This fund is offered to an institutional client who is charged a separate fee for managing its assets in addition to the 0.30%. The client is charged 0.40% for the first ¥2.5 billion, 0.26% for the next ¥2.5 billion, 0.195% for the next ¥5 billion, 0.105% for the next ¥10 billion and 0.06% thereafter.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	61

Portfolio	Effective Management Fee (%)[9]	Lipper Exp. Group Median (%)	Rank
Global Blend Portfolio[10]	0.750	0.850	1/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Blend Portfolio[13]	1.500	1.476	8/14	1.321	21/32

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

9	The contractual management fee does not reflect any expense reimbursements for certain clerical, legal, accounting, administrative, and other services, although it should be noted that the Adviser waived such reimbursements for such services for the most recently completed fiscal year.

10	The Portfolio’s EG includes the Portfolio, six other Global Large-Cap Core funds (“GLCC”), four Global Multi-Cap Value funds (“GMLV”) and three Global Large-Cap Value funds (“GLCV”).

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Class A share total expense ratio.

13	The Portfolio’s EU includes the Portfolio, the EG, and all other retail front-end GLCC, GMLV and GLCV funds, excluding outliers.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio is not considered meaningful as net revenues are negative.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and/or the underlying Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.14 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $0, $855 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per

14	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	63

shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $145 in fees from the Portfolio.15

There are no Portfolio transactions for the Portfolio since the Portfolio pursues its investment objective through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. The Adviser profits directly from any of the Pooling Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” During the Pooling Portfolios’ most recently completed fiscal year, none of the Pooling Portfolios effected brokerage transactions with and paid commissions to SCB. In the ordinary course of business, SCB receives liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

15	ABIS waived a portion of its fees in the amount of $17,855. The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $6 under the offset agreement between the Portfolio and ABIS.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile range of their comparable peers.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of the AllianceBernstein Mutual Funds were generally in line their peers.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $772 billion as of May 31, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolio.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	65

The information prepared by Lipper shows the 1 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended April 30, 2008.21

Global Blend Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-5.17	-1.92	-0.35	7/7	12/14

Set forth below are the 1 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23

	Periods Ending April 30, 2008 Annualized Performance
Portfolio	1 Year	Since Inception
Global Blend	-5.17	5.61
MSCI World Index (Net) Inception Date: June 1, 2006	-2.47	8.65

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 3, 2008

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU as the criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	67

AllianceBernstein Family of Funds

NOTES

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GBB-0151-0808

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
U.S. Large Cap Portfolio	2007	$22,250	$—	$10,650
	2008	$23,000		$16,863
AB Global Blend Portfolio	2007	$15,750		$12,650
	2008	$16,750		$18,325
AB 2000 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2005 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2010 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2015 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2020 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2025 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2030 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2035 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2040 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2045 Retirement Strategy	2007	$22,250		$11,400
	2008	$22,750		$16,663
AB 2050 Retirement Strategy	2007	$13,350		$11,400
	2008	$22,750		$16,663
AB 2055 Retirement Strategy	2007	$13,350		$11,400
	2008	$22,750		$16,663

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Large Cap Portfolio	2007	$661,772	$10,650
			$—
			$(10,650)
	2008	$323,413	$16,863
			$—
			$(16,863)
AB Global Blend Portfolio	2007	$663,772	$12,650
			$—
			$(12,650)
	2008	$324,875	$18,325
			$—
			$(18,325)
AB 2000 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2005 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2010 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2015 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2020 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2025 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2030 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2035 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2040 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2045 Retirement Strategy	2007	$662,522	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2050 Retirement Strategy	2007	$—	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)
AB 2055 Retirement Strategy	2007	$—	$11,400
			$—
			$(11,400)
	2008	$323,213	$16,663
			$—
			$(16,663)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: October 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: October 28, 2008